Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

October 31, 2008

Dear Allianz Global Investors Value Fund (formerly OCC Value Fund) Shareholder:

We are proposing to reorganize the Allianz Global Investors Value Fund (the “AGI Value Fund” or the “Fund”) into the NFJ Large-Cap Value Fund. Each share of your Fund would be exchanged at net asset value and on a tax-free basis for shares of the NFJ Large-Cap Value Fund. The reorganization (the “Merger”) would allow you to continue to invest in a fund managed by NFJ Investment Group L.P. with an investment objective of long-term capital appreciation. The NFJ Large-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations (defined as equaling or exceeding the market capitalization of the 250th largest company represented in the Russell 1000 Index). Please see the “Overview” and Appendix B in the accompanying Prospectus/Information/Proxy Statement for more information about the investment strategies of the NFJ Large-Cap Value Fund.

We expect the proposed Merger of your Fund will offer you the following advantages:

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Continuity of Fund management.    Both funds are sub-advised by NFJ Investment Group L.P. (“NFJ”), an affiliate of Allianz Global Investors Fund Management LLC, the adviser to both funds (“AGIFM”). The NFJ Large-Cap Value Fund will be co-managed by Jeffrey S. Partenheimer, CFA and CPA, Thomas W. Oliver, CPA, Benno J. Fischer and Paul A. Magnuson, all of whom currently co-manage the AGI Value Fund.

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More assets and better prospects for growth.    The AGI Value Fund had periods of relative underperformance under its previous sub-adviser and has lost significant assets. We believe that the NFJ Large-Cap Value Fund will be better positioned to perform well and grow in size, potentially benefiting from possible economies of scale.

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Tax-free Reorganization.    For federal income tax purposes, the Merger is intended to be tax free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the NFJ Large-Cap Value Fund to you in exchange for your AGI Value Fund shares. The aggregate tax basis of the NFJ Large-Cap Value Fund shares you receive will be the same as the aggregate tax basis of your AGI Value Fund shares. The other tax consequences of the Merger are complex and may vary depending on the circumstances. See “Overview—Federal Income Tax Consequences” and “Proposal—Approval of Agreement and Plan of Reorganization” in the Prospectus/Information/Proxy Statement for more details.

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Expected decrease in total expense ratio.    The total expense ratio of the NFJ Large-Cap Value Fund after the Merger is expected to be lower than that of the AGI Value Fund because of the application of the NFJ Large-Cap Value Fund’s more favorable administrative fee breakpoint schedule to the larger asset base of the combined Fund. See “Additional Information about the Funds—Administrative Arrangements and Fees—Administrative Fee Rates” in the Prospectus/Information/Proxy Statement for more details.

What stays the same

While the Merger will bring about some changes, many of the current benefits of your Fund will stay the same:

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Continued access to multiple Allianz and PIMCO Funds.    Like your Fund, the NFJ Large-Cap Value Fund will generally permit shareholder exchanges among the funds that comprise Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds.

•	Continued excellent shareholder services. As a shareholder of the NFJ Large-Cap Value Fund, you will continue to receive the high-level shareholder services you receive as a shareholder of your Fund.

•	Continued commitment to shareholders. AGIFM and its affiliates remain committed to shareholders in terms of fund performance, communications and service.

What changes

The NFJ Large-Cap Value Fund and the AGI Value Fund have the same investment objective of long-term growth of capital and income and use the same strategies to achieve their objective, except that while the NFJ Large-Cap Value Fund normally invests at least 80% of its net assets in equity securities of companies with large market capitalizations, the AGI Value Fund has more flexibility to invest in securities of companies with small- to medium-sized market capitalizations. The Funds’ investment strategies are described in more detail in the Prospectus/Information/Proxy Statement.

Your vote is important

After reviewing the proposal and considering various alternatives, your Board of Trustees unanimously agreed that it is in the best interests of Fund shareholders and voted to approve the Merger, as more fully described in the accompanying Prospectus/Information/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Information/Proxy Statement, which contains important information about the proposed Merger and the NFJ Large-Cap Value Fund.

A special meeting of the shareholders of the AGI Value Fund will be held at 10:00 a.m., Eastern time, on Tuesday, January 6, 2009, to vote on the proposed Merger. The meeting will be held at the offices of Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, Computershare Fund Services (“Computershare”), telephone you. If you have any questions regarding the Prospectus/Information/Proxy Statement, please call us at 1-800-426-0107.

Thank you in advance for your participation in this important event.

Sincerely,

E. Blake Moore, Jr.
Managing Director and Chief Executive Officer

Allianz Funds

Allianz Global Investors Value Fund (formerly OCC Value Fund)

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

For proxy information, please call (866) 864-3926

For account information, please call:

(800) 426-0107

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 31, 2008

To the Shareholders of Allianz Global Investors Value Fund:

Notice is hereby given that a Special Meeting of Shareholders of Allianz Global Investors Value Fund (the “AGI Value Fund”) will be held on Tuesday, January 6, 2009, at 10:00 a.m., Eastern time, at the offices of Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105 (the “Meeting”), to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AGI Value Fund to the NFJ Large-Cap Value Fund (the “Large-Cap Value Fund”), in exchange for shares of the Large-CapValue Fund, and the assumption by the Large-Cap Value Fund of all of the liabilities of the AGI Value Fund, and the distribution of such shares to the shareholders of the AGI Value Fund in complete liquidation of the AGI Value Fund, all as described in more detail in the attached Prospectus/Information/Proxy Statement. Both funds are series of Allianz Funds (the “Trust”).

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record on October 15, 2008 are entitled to notice of, and to vote at, the Meeting.

By order of the Board of Trustees

Thomas J. Fuccillo
Secretary of the Trust

October 31, 2008

YOUR VOTE IS IMPORTANT

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PREPAID ENVELOPE THE ENCLOSED PROXY CARD(S) SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

Allianz Funds

Prospectus/Information/Proxy Statement

October 31, 2008

Acquisition of the assets of:	by and in exchange for shares of:

Allianz Global Investors Value Fund, a series of Allianz Funds 1345 Avenue of the Americas New York, New York 10105 (800) 426-0107	NFJ Large-Cap Value Fund, a series of Allianz Funds 1345 Avenue of the Americas New York, New York 10105 (800) 426-0107

This Prospectus/Information/Proxy Statement relates to the proposed reorganization (the “Merger”) of Allianz Global Investors Value Fund (the “AGI Value Fund”) into NFJ Large-Cap Value Fund (the “Large-Cap Value Fund”). It also serves as an Information Statement relating to the recent change in the AGI Value Fund’s sub-adviser from Oppenheimer Capital LLC to NFJ Investment Group L.P. on August 15, 2008. Please see Appendix E for the additional Information Statement disclosure concerning this change in the sub-adviser. Please note that prior to August 15, 2008, the AGI Value Fund was known as the OCC Value Fund.

The AGI Value Fund and the Large-Cap Value Fund are each a series of Allianz Funds (the “Trust”) and are sometimes referred to in this Prospectus/Information/Proxy Statement, collectively, as the “Funds.” The Merger is to be effected through the transfer of all of the assets of the AGI Value Fund to the Large-Cap Value Fund in exchange for shares of beneficial interest of the Large-Cap Value Fund (the “Merger Shares”) and the assumption by the Large-Cap Value Fund of all of the liabilities of the AGI Value Fund, followed by the distribution of the Merger Shares to the shareholders of the AGI Value Fund in liquidation of the AGI Value Fund. As a result of the proposed transaction, the AGI Value Fund will cease to be a separate series of the Trust.

Because you are being asked to approve transactions that will result in your holding shares of the Large-Cap Value Fund, this document also serves as a Prospectus for the Merger Shares of the Large-Cap Value Fund. The Large-Cap Value Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations (defined as equaling or exceeding the market capitalization of the 250th largest company represented in the Russell 1000 Index—approximately $12.067 billion as of June 30, 2008). The Large-Cap Value Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). See “Overview – Investment Objectives and Policies” and “Additional Information about the Funds” below for a more complete discussion of the Funds’ investment strategies.

The Large-Cap Value Fund and the AGI Value Fund are both diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of thirty-six separate investment series.

This Prospectus/Information/Proxy Statement explains concisely what you should know before investing in the Large-Cap Value Fund. Please read it and keep it for future reference.

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The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference, which means they are considered legally a part of the Prospectus/Information/Proxy Statement:

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The Trust’s current Prospectus for Class A, Class B and Class C shares of its Domestic Stock Funds, dated November 1, 2007, and revised January 1, 2008, as supplemented (the “Class A, B and C Prospectus”), but only with respect to the information about the AGI Value Fund contained therein.

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The Trust’s current Prospectus for Class D shares of its Domestic Stock Funds, dated November 1, 2007, and revised January 1, 2008, as supplemented (the “Class D Prospectus”), but only with respect to the information about the AGI Value Fund contained therein.

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The Trust’s current Prospectus for Class R shares of its Stock Funds, dated November 1, 2007, and revised January 1, 2008, as supplemented (the “Class R Prospectus”), but only with respect to the information about the AGI Value Fund contained therein.

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The Trust’s current Prospectus for Institutional and Administrative Class shares of its Stock Funds, dated November 1, 2007, and revised January 1, 2008, as supplemented (the “Institutional and Administrative Prospectus”), but only with respect to the information about the AGI Value Fund contained therein.

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The Trust’s current Statement of Additional Information, dated July 1, 2008, as supplemented from time to time (including the Report of Independent Registered Public Accountants and financial statements with respect to the Funds incorporated by reference therein and the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares included therein) (together, the “Allianz Statement of Additional Information”).

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A Statement of Additional Information dated October 31, 2008, relating to the transactions described herein (the “Merger Statement of Additional Information” and, together with the Allianz Statement of Additional Information, the “Statement of Additional Information”).

For a free copy of the Prospectuses, Statement of Additional Information and Annual Reports (as defined below), please call or write to the Trust at the phone number or address appearing above. Text-only versions of these documents, as well as proxy materials, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC; or at the public reference facilities in its Northeast and Midwest regional offices, at 3 World Financial Center, Suite 400, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained at 202-942-8090. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its Statement of Additional Information and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit this Web site for additional information about the Funds.

As used herein, the term “Annual Report” refers to: (1) the Annual Reports to Class A, Class B and Class C shareholders of the Funds for the year ended June 30, 2008, including the Report of Independent Registered Public Accountants and Financial Statements included therein (the “ABC Annual Report”); (2) the Annual

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Reports to Class D shareholders of the Funds for the year ended June 30, 2008, including the Report of Independent Accountants and Financial Statements included therein (the “Class D Annual Report”); (3) the Annual Reports to Class R shareholders of the Funds for the year ended June 30, 2008, including the Report of Independent Accountants and Financial Statements included therein (the “Class R Annual Report”); and (4) the Annual Reports to the Institutional and Administrative Class shareholders of the Funds for the year ended June 30, 2008, including the Report of Independent Accountants and Financial Statements included therein (the “Institutional and Administrative Annual Report”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Information/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the NFJ Large-Cap Value Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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I. OVERVIEW OF THE MERGER

A. OVERVIEW

The Board of Trustees of the Trust (the “Trustees”) has unanimously approved the Merger of the AGI Value Fund into the Large-Cap Value Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”). The completion of these transactions will result in:

•	The termination of the AGI Value Fund as a separate series of the Trust.

•	Your becoming a shareholder of the Large-Cap Value Fund.

Allianz Global Investors Fund Management LLC (“AGIFM”), the investment adviser to each Fund, is proposing the Merger because it believes that the AGI Value Fund’s relative underperformance under its previous sub-adviser will continue to cause the Fund to lose assets. AGIFM believes that the Large-Cap Value Fund will be better positioned to increase its assets and allow shareholders of the combined Fund to benefit in the future from economies of scale. See “Background and Reasons for the Proposed Merger” below.

Investment Objectives and Policies.    The investment objectives, policies and restrictions of the Funds are briefly summarized below. See “Additional Information About the Funds—Comparison of Investment Objectives, Policies and Restrictions” below for additional information about the investment policies and restrictions of the Funds.

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Large-Cap Value Fund.    The investment objective of the Large-Cap Value Fund is long-term growth of capital and income. The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $12.067 billion as of June 30, 2008). The Fund invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents, which may make it more difficult for the Fund to achieve its investment objective.

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•

AGI Value Fund.    The investment objective of the AGI Value Fund is long-term capital growth of capital and income. The AGI Value Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $12.067 billion as of June 30, 2008). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents, which may make it more difficult for the Fund to achieve its investment objective.

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Significant Differences in Objectives and Policies.    Both Funds seek long-term growth of capital and income as their investment objective and have almost identical investment strategies, except that while the NFJ Large-Cap Value Fund normally invests at least 80% of its net assets in equity securities of companies with large market capitalizations, the AGI Value Fund has more flexibility to invest in securities of companies with small- and medium-sized market capitalizations.

Investment Advisers.    AGIFM is the investment adviser to each Fund. NFJ Investment Group L.P. (“NFJ”) serves as the sub-adviser to each Fund. NFJ is an affiliate of AGIFM’s parent, Allianz Global Investors of America L.P. (“Allianz Global Investors”). The AGI Value Fund was previously sub-advised by Oppenheimer Capital LLC (also an affiliate of Allianz Global Investors); NFJ replaced Oppenheimer Capital LLC as sub-adviser on August 15, 2008.

Proposed Transaction.    As a result of the Merger, the AGI Value Fund will receive a number of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Merger Shares of the Large-Cap Value Fund equal in value to the value of the net assets of the AGI Value Fund being transferred and attributable to Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares, respectively, of the AGI Value Fund. Following the transfer:

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Each shareholder of the AGI Value Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class, and/or Administrative Class Merger Shares of the Large-Cap Value Fund equal in value to the aggregate value of the shareholder’s Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class shares of the AGI Value Fund, respectively.

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•	The AGI Value Fund will cease to be a separate series of the Trust and will liquidate.

Distribution and Share Class Arrangements.    The distribution and share class arrangements of Class A, Class B, Class C, Class D, Class R, Institutional Class, and Administrative Class Merger Shares are identical to those of the corresponding classes of shares of the AGI Value Fund.

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Class A shares of the Funds are generally sold subject to an initial sales charge (“load”) and are subject to a servicing fee at an annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a “CDSC”), except in the case of certain purchases of Class A shares without a sales load that are redeemed within 18 months after purchase.

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Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed during the first six years after purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven or eight years after purchase depending on when they were purchased.

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Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares. Class C shares do not automatically convert into another class of shares.

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Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•	Institutional Class shares of the Funds are not subject to an initial sales charge or CDSC and are not subject to an annual distribution and/or service fee.

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Administrative Class shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

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Class R shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.50% of a Fund’s average daily net assets attributable to its Class R shares.

See Appendix B for more information about the Large-Cap Value Fund’s distribution and share class arrangements.

Purchases of Shares.    The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the Large-Cap Value Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which must be purchased through a financial service firm, and Class R shares, where only specified benefit plans (e.g., 401(k) plans, profit sharing plans, 403(b) plans and 457 plans) may purchase directly from the Trust) or through an investor’s financial representative or other financial intermediary. The minimum investment amount for each Class A, Class B, Class C, and Class D shares is $5,000. Institutional and Administrative Class shares require a $5,000,000 minimum investment (though that may be

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modified for certain financial intermediaries that aggregate trades on behalf of underlying investors or for certain employees of the Adviser and its affiliates). Lastly, Class R shares have no minimum investment amount, though benefit plans that offer Class R shares may establish various minimum investment and other eligibility requirements (see Appendix B).

Exchanges.    You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust, PIMCO Funds, or Allianz Funds Multi-Strategy Trust, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See “Exchanging Shares” in Appendix B.

Redemptions.    Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC and/or redemption fee. A redemption fee may apply to any shares that are redeemed or exchanged within 7 days after their acquisition (including acquisition through exchanges). The redemption fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption fees are paid to and retained by the Fund and are not sales charges (loads). Shareholders can redeem Class A, B and C shares through a participating broker or by submitting a written redemption request directly to the Fund’s transfer agent for Class A, B and C shares (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. Institutional and Administrative Class shares can be redeemed through a participating financial intermediary or via a written, telephonic, or wire communication redemption request directly to the Fund’s transfer agent. Class R shares can be redeemed through the investor’s plan administrator. See “Selling Shares—Class A, B and C Shares,” “Selling Shares—Class D Shares,” “Selling Shares—Institutional and Administrative Class Shares,” and “Selling Shares—Class R Shares” in Appendix B.

Reasons for Approving the Merger and Trustees’ Considerations.    The Trustees unanimously recommend approval of the Merger. Please see “Approval of Agreement and Plan of Reorganization – Background and Reasons for the Proposed Merger” for a description of the factors considered by the Trustees in deciding to approve the Merger and recommend its approval by shareholders.

Performance Information

The following information allows you to compare the historical performance of the AGI Value and Large-Cap Value Funds. The information provides some indication of the risks of investing in each Fund by showing changes in the performance of each Fund from year to year and by showing how each Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar charts and the information to their right show performance of each Fund’s Institutional Class shares. Although Class A, B, C, D and R and Administrative Class shares would have similar annual returns (because all of each Fund’s shares represent interests in the same portfolio of securities for that Fund), Class A, B, C, D and R and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses and no sales charges paid by Institutional Class shares of that Fund. For periods prior to the inception of the AGI Value Fund’s Class A, B and C shares (1/13/97), Class D shares (4/8/98), Class R shares (12/31/02) and Administrative Class shares (8/21/97), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the AGI Value Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees and other expenses paid by the Class A, B, C, D and R and Administrative Class shares. For periods prior to the inception of the NFJ Large-Cap Value Fund’s Class A, B, C and D shares (7/19/02), Class R shares (1/10/06) and Administrative Class shares (9/15/06), performance

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information shown in the Average Annual Total Returns tables for those classes is based on the performance of the NFJ Large-Cap Value Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (if any), distribution and/or service (12b-1) fees and other expenses paid by the Class A, B, C, D and R and Administrative Class shares. Please see Appendix C for more recent performance information of the Large-Cap Value Fund; more recent performance information for the AGI Value Fund is set forth in the AGI Value Fund’s annual reports, which are incorporated herein by reference. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future. The AGI Value Fund changed its sub-adviser and principal investment strategies on August 15, 2008; the performance results shown below would not necessarily have been achieved had the AGI Value Fund’s current sub-adviser and principal investment strategies been in place for the periods shown.

AGI Value Fund

Calendar Year Total Returns —Institutional Class

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Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Quarter End Date	QTR Return
Highest	06/30/2003	25.49%
Lowest	09/30/2002	-27.72%

More Recent Return Information

1/1/08-9/30/08            -32.00%

Average Annual Total Return (for periods ended 12/31/07)

	1 year	5 years	10 years	Since Inception(4) (12/30/91)
Class A	-10.94%	13.23%	9.10%	12.10%
Class B	-10.30%	13.42%	9.14%	12.18%
Class C	-7.21%	13.66%	8.91%	11.71%
Class D	-5.76%	14.51%	9.74%	12.56%
Class R	-6.03%	14.18%	9.37%	12.17%
Administrative Class	-5.60%	14.68%	9.85%	12.69%
Institutional Class—Before Taxes(1)	-5.38%	14.96%	10.15%	12.99%
Institutional Class—After Taxes on Distributions(1)	-9.44%	12.68%	7.19%	9.78%
Institutional Class—After Taxes on Distributions & Sale of Fund Shares(1)	-1.56%	12.30%	7.26%	9.69%
Russell 1000 Value Index(2)	-0.17%	14.63%	7.68%	12.17%
Lipper Large-Cap Value Funds Average(3)	2.18%	13.12%	6.24%	10.52%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B, C, D and R and Administrative Class will vary.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

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NFJ Large-Cap Value Fund

Calendar Year Total Returns —Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

	Quarter End Date	QTR Return
Highest	06/30/2003	16.40%
Lowest	09/30/2002	-17.91%

More Recent Return Information

1/1/08-9/30/08            -20.44%

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Average Annual Total Returns (for periods ended 12/31/07)

	1 Year	5 Years	Fund Inception (5/8/00)(4)
Class A	-2.20%	13.57%	10.39%
Class B	-2.29%	13.78%	10.39%
Class C	1.70%	14.01%	10.39%
Class D	3.48%	14.87%	11.21%
Class R	3.23%	14.64%	11.01%
Administrative Class	3.47%	15.07%	11.43%
Institutional Class—Before Taxes(1)	3.90%	15.37%	11.72%
Institutional Class—After Taxes on Distributions(1)	2.83%	14.22%	10.40%
Institutional Class—After Taxes on Distributions & Sale of Fund Shares(1)	2.70%	12.91%	9.55%
Russell Top 200 Value Index (2)	0.25%	13.12%	4.87%
Lipper Large-Cap Value Funds Average (3)	2.18%	13.12%	6.02%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Classes A, B, C, D and R and Administrative Class shares will vary.
(2)	The Russell Top 200 Value Index is an unmanaged index that measures the performance of companies in the Russell Top 200 Index with a less than average growth orientation. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Operating Expenses.    The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the AGI Value Fund and the Large-Cap Value Fund and to analyze the estimated pro forma expenses that AGIFM estimates the Large-Cap Value Fund will bear in the first year following the Merger. As indicated in the tables below, it is expected the Merger will result in lower Fund expenses because of economies of scale (e.g., the application of administrative fee breakpoints) resulting from the combined Fund’s larger asset size. Investors should note that it is possible that the expected economies of scale will not occur or occur to the extent expected, such that the combined Fund’s expenses may not decrease as a result of the Merger. These tables and the footnotes below summarize the following information:

•	Expenses that the AGI Value Fund incurred in the fiscal year ended June 30, 2008.

•	Expenses that the Large-Cap Value Fund incurred in the fiscal year ended June 30, 2008.

•

Expenses that AGIFM estimates the Large-Cap Value Fund would have incurred in the fiscal year ended June 30, 2008, after giving effect to the proposed Merger on a pro forma combined basis, assuming the Merger had occurred as of July 1, 2007. The actual expenses incurred by the Large-Cap Value Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the Large-Cap Value Fund incurs a higher level of expenses in future periods (for example, if its net assets are lower).

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Sales charges are paid directly by shareholders to Allianz Global Investors Distributors LLC, the Funds’ distributor. Annual Fund Operating Expenses are deducted from each Fund’s assets. They include management fees, Rule 12b-1 fees (if applicable), and administrative and other expenses.

	Current Expenses AGI Value Fund	Current Expenses Large-Cap Value Fund	Pro forma Expenses Large-Cap Value Fund
CLASS A SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[1]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	.45%	.45%	.45%
Distribution and/or Service (12b-1) Fees	.25%	.25%	.25%
Other Expenses[4]	.41%	.40%	.38%
Total Annual Fund Operating Expenses	1.11%	1.10%	1.08%

CLASS B SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[5]	5.00%	5.00%	5.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	.45%	.45%	.45%
Distribution and/or Service (12b-1) Fees[6]	1.00%	1.00%	1.00%
Other Expenses[4]	.41%	.40%	.38%
Total Annual Fund Operating Expenses	1.86%	1.85%	1.83%

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	Current Expenses AGI Value Fund	Current Expenses Large-Cap Value Fund	Pro forma Expenses Large-Cap Value Fund
CLASS C SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[7]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	.45%	.45%	.45%
Distribution and/or Service (12b-1) Fees[6]	1.00%	1.00%	1.00%
Other Expenses[4]	.41%	.40%	.38%
Total Annual Fund Operating Expenses	1.86%	1.85%	1.83%

CLASS D SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	.45%	.45%	.45%
Distribution and/or Service (12b-1) Fees[8]	.25%	.25%	.25%
Other Expenses[4]	.41%	.40%	.38%
Total Annual Fund Operating Expenses	1.11%	1.10%	1.08%

CLASS R SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	.45%	.45%	.45%
Distribution and/or Service (12b-1) Fees	.50%	.50%	.50%
Other Expenses[4]	.41%	.39%	.38%
Total Annual Fund Operating Expenses	1.36%	1.34%	1.33%

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	Current Expenses AGI Value Fund	Current Expenses Large-Cap Value Fund	Pro forma Expenses Large-Cap Value Fund
INSTITUTIONAL CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	.45%	.45%	.45%
Distribution and/or Service (12b-1) Fees	—	—	—
Other Expenses[4]	.26%	.25%	.23%
Total Annual Fund Operating Expenses	.71%	.70%	.68%

ADMINISTRATIVE CLASS SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	N/A	N/A	N/A
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	.45%	.45%	.45%
Distribution and/or Service (12b-1) Fees	.25%	.25%	.25%
Other Expenses[4]	.26%	.25%	.23%
Total Annual Fund Operating Expenses	.96%	.95%	.93%

1	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
2	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable contingent deferred sale charges). Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Selling Shares—Class A, B and C Shares,” “How to Buy and Sell Shares—Selling Shares—Class D Shares,” “How to Buy and Sell Shares—Selling Shares—Class R Shares,” and “How to Buy and Sell Shares—Selling Shares—Institutional and Administrative Class Shares” in Appendix B.
3	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
4

“Other Expenses” for the AGI Value Fund reflects a 0.39% Administrative Fee paid by Class A, B, C, D and R shares and a 0.24% Administrative Fee paid by the Institutional Class and Administrative Class shares, and approximately 0.02% in trustees’ and shareholder meeting/proxy expenses incurred during the

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most recent fiscal year. “Other Expenses” for the Large-Cap Value Fund reflects a 0.39% Administrative Fee paid by Class A, B, C, and D shares, a 0.38% Administrative Fee paid by Class R shares, a 0.24% Administrative Fee paid by the Institutional Class shares and a 0.23% Administrative Fee paid by Administrative Class shares, and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year for Class A, B, C, D and R and Institutional Class shares and 0.02% for Administrative Class shares. “Other Expenses” for the Combined Fund, on a pro forma basis assuming the Merger had occurred on July 1, 2007, reflects a 0.37% Administrative Fee estimated to be paid by Class A, B, C, D and R shares and a 0.22% Administrative Fee estimated to be paid by Institutional Class and Administrative Class shares, and an estimated 0.01% in trustees’ and shareholder meeting/proxy expenses estimated to be paid by each class. Please see “Administrative Arrangements and Fees—Administrative Fee Rates” below for a description of the Administrative Fee breakpoint schedule for each Class of the Funds.

5	The maximum CDSC on Class B shares is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares” in Appendix B.
6	Due to the 12b-1 distribution fee imposed on Class B, Class C and Class R shares, Class B, Class C or Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).
7	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
8	Each Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement for each Fund may be Distribution and/or Service (12b-1) Fees. The AGI Value Fund and the Large-Cap Value Fund each currently pays a total of 0.65% per year under the administration agreement, and after the Merger the Large-Cap Value Fund will continue to pay a total of 0.65% per year under the administration agreement, regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

Examples.    The following Examples are intended to help you compare the cost of investing in the AGI Value Fund with the cost of investing in the Large-Cap Value Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

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Example.    Assuming you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
AGI Value Fund (Current)	$657	$883	$1,130	$1,827
NFJ Large-Cap Value Fund (Current)	$656	$881	$1,124	$1,819
NFJ Large-Cap Value Fund (Pro forma)	$654	$875	$1,113	$1,795

Class B Shares:
AGI Value Fund (Current)	$689	$885	$1,206	$1,894
NFJ Large-Cap Value Fund (Current)	$688	$882	$1,201	$1,882
NFJ Large-Cap Value Fund (Pro forma)	$686	$876	$1,190	$1,859

Class C Shares:
AGI Value Fund (Current)	$289	$585	$1,006	$2,181
NFJ Large-Cap Value Fund (Current)	$288	$582	$1,001	$2,169
NFJ Large-Cap Value Fund (Pro forma)	$286	$576	$990	$2,148

Class D Shares:
AGI Value Fund (Current)	$113	$353	$612	$1,353
NFJ Large-Cap Value Fund (Current)	$112	$350	$606	$1,340
NFJ Large-Cap Value Fund (Pro forma)	$110	$343	$595	$1,317

Class R Shares:
AGI Value Fund (Current)	$138	$431	$744	$1,634
NFJ Large-Cap Value Fund (Current)	$137	$425	$735	$1,615
NFJ Large-Cap Value Fund (Pro forma)	$135	$421	$729	$1,601

Institutional Class Shares:
AGI Value Fund (Current)	$72	$225	$392	$877
NFJ Large-Cap Value Fund (Current)	$72	$224	$390	$871
NFJ Large-Cap Value Fund (Pro forma)	$69	$218	$379	$847

Administrative Class Shares:
AGI Value Fund (Current)	$98	$306	$530	$1,177
NFJ Large-Cap Value Fund (Current)	$97	$302	$524	$1,162
NFJ Large-Cap Value Fund (Pro forma)	$95	$296	$515	$1,143

Example. Assuming you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
AGI Value Fund (Current)	$657	$885	$1,130	$1,827
NFJ Large-Cap Value Fund (Current)	$656	$881	$1,124	$1,819
NFJ Large-Cap Value Fund (Pro forma)	$654	$875	$1,113	$1,795

Class B Shares:
AGI Value Fund (Current)	$189	$585	$1,006	$1,894
NFJ Large-Cap Value Fund (Current)	$188	$582	$1,001	$1,882
NFJ Large-Cap Value Fund (Pro forma)	$186	$576	$990	$1,859

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	1 Year	3 Years	5 Years	10 Years
Class C Shares:
AGI Value Fund (Current)	$189	$585	$1,006	$2,181
NFJ Large-Cap Value Fund (Current)	$188	$582	$1,001	$2,169
NFJ Large-Cap Value Fund (Pro forma)	$186	$576	$990	$2,148

Class D Shares:
AGI Value Fund (Current)	$113	$353	$612	$1,353
NFJ Large-Cap Value Fund (Current)	$112	$350	$606	$1,340
NFJ Large-Cap Value Fund (Pro forma)	$110	$343	$595	$1,317

Class R Shares:
AGI Value Fund (Current)	$138	$431	$744	$1,634
NFJ Large-Cap Value Fund (Current)	$137	$425	$735	$1,615
NFJ Large-Cap Value Fund (Pro forma)	$135	$421	$729	$1,601

Institutional Class Shares:
AGI Value Fund (Current)	$72	$225	$392	$877
NFJ Large-Cap Value Fund (Current)	$72	$224	$390	$871
NFJ Large-Cap Value Fund (Pro forma)	$69	$218	$379	$847

Administrative Class Shares:
AGI Value Fund (Current)	$98	$306	$530	$1,177
NFJ Large-Cap Value Fund (Current)	$97	$302	$524	$1,162
NFJ Large-Cap Value Fund (Pro forma)	$95	$296	$515	$1,143

The Administrative Fee arrangements and the Distribution Fee arrangements for the Large-Cap Value Fund are discussed further under “Additional Information About the Funds” below. For information about the expenses associated with the Merger, see “Proposal—Approval of Agreement and Plan of Reorganization—Information About the Merger.”

Federal Income Tax Consequences

For federal income tax purposes, the Merger of the AGI Value Fund into the Large-Cap Value Fund is expected to be a tax-free reorganization. This means that no gain or loss is expected to be recognized by the AGI Value Fund or its shareholders directly as a result of the Merger, and the aggregate tax basis of the Merger Shares received by each AGI Value Fund shareholder will be the same as the aggregate tax basis of the shareholder’s AGI Value Fund shares. However, investors should note that a substantial portion of the portfolio assets held by the AGI Value Fund were sold in connection with the change in sub-adviser discussed in more detail in Appendix E. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets were sold and the AGI Value Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the AGI Value Fund’s shareholders as capital-gain dividends (to the extent of “net capital gains”—net long-term capital gains in excess of net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains in excess of net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Since the Merger will end the tax year of the AGI Value Fund, it will accelerate distributions of any dividends from the AGI Value Fund to its shareholders. Specifically, the AGI Value Fund will recognize any net investment company taxable income and any net capital gains in the short taxable year ending on the date of the Merger, and will declare and pay a distribution of such income and such gains to its shareholders on or before that date. Due

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to the large amount of capital losses that the AGI Value Fund is expected to realize in the short taxable year prior to the Merger, it is not expected that the AGI Value Fund will make any significant distributions of capital gain dividends prior to the Merger, although some distributions of ordinary income dividends are anticipated. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes.

The Large-Cap Value Fund’s ability to use the pre-Merger losses of the Funds to offset post-Merger gains of the combined Fund will be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. Since the AGI Value Fund is the smaller of the two Funds, it will go into “loss limitation,” and the amount of the AGI Value Fund’s losses that the combined Fund will be able to use annually to offset gains will be limited. As a result of the application of this and other tax rules, the AGI Value Fund shareholders could receive more distributions and pay more taxes, or pay taxes sooner, than they would have if the Merger had not occurred. For more information about the federal income tax consequences of the Merger, see “Proposal—Approval of Agreement and Plan of Reorganization—Information About the Merger—Federal Income Tax Consequences.”

Principal Risk Factors

Because the Funds have identical investment objectives and very similar investment strategies, the principal risks of investing in the Funds are basically the same. The principal risks of the Funds are summarized below. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned “Characteristics and Risks of Securities and Investment Techniques” in the Prospectuses and “Investment Objectives and Policies” in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Information/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

Market Risk.    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities may decline due to changes in interest rates or other factors affecting the fixed income markets generally. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks,

19

convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Credit Risk.    The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed-income security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Derivatives Risk.    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may accelerate or increase the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances; and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

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Leveraging Risk.    Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk.    The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.    Each Fund is subject to management risk because it is an actively managed investment portfolio. AGIFM and NFJ and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Turnover Risk.    A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Each Fund may experience increased turnover as a result of the Merger.

B. PROPOSAL—APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

You are being asked to approve the Merger of the AGI Value Fund into the Large-Cap Value Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the AGI Value Fund and the Large-Cap Value Fund (the “Merger Agreement”), a form of which is attached to this Prospectus/Information/Proxy Statement as Appendix A.

The Merger Agreement provides, among other things, for the transfer of all of the assets of the AGI Value Fund to the Large-Cap Value Fund in exchange for (i) the assumption by the Large-Cap Value Fund of all of the liabilities of the AGI Value Fund and (ii) the issuance to the AGI Value Fund of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Shares of the Large-Cap Value Fund (“Merger Shares”), followed by the distribution of those shares to the shareholders of the AGI Value Fund in liquidation of the AGI Value Fund, all as more fully described below under “Information About the Merger.”

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Upon liquidation of the AGI Value Fund, you will receive a number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class Merger Shares equal in value at the date of the exchange to the aggregate value of your Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class shares of the AGI Value Fund, respectively.

Trustees’ Recommendation.    The Trustees have voted unanimously to approve the proposed Merger and to recommend that shareholders of the AGI Value Fund also approve the Merger.

Required Shareholder Vote.    At the meeting of shareholders of the AGI Value Fund, 30% of the shares of the AGI Value Fund outstanding as of October 15, 2008 (the “Record Date”), present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the AGI Value Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the AGI Value Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the AGI Value Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her AGI Value Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares as described under “Exchanging Shares” in “Appendix B—Information About the Large-Cap Value Fund.”

The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the AGI Value Fund, the AGI Value Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the AGI Value Fund. See “Background and Reasons for the Proposed Merger” below.

Background and Reasons for the Proposed Merger

At a meeting held on September 18, 2008, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

The principal factors considered by the Trustees in determining to approve the Merger were as follows:

•	AGIFM’s stated belief that because of the AGI Value Fund’s relative underperformance under its previous sub-adviser, the AGI Value Fund would continue to lose assets, and would likely cease to be

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viable in the relatively near future. The Trustees also considered AGIFM’s belief that the Large-Cap Value Fund will be better positioned to increase its assets, potentially allowing shareholders of the combined Fund to benefit in the future from economies of scale.

•

The fact that the two Funds have the same investment objectives, and almost identical investment strategies and investments teams. The Trustees considered the fact that combining the two Funds would allow shareholders of the AGI Value Fund to continue their investment in an almost identical Fund with lower expenses due to the economies of scale (i.e., the application of administrative fee breakpoints) expected to result from the Merger.

•

The historical and pro forma tax attributes of the Funds, the effect of the Merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below) and the fact that the Merger is expected to be a tax-free reorganization. The Trustees considered the potentially less favorable tax attributes of the combined fund under a range of circumstances, and determined that any such impact was likely to be outweighed by benefits to shareholders resulting from the Merger. In considering the possible limitation on the use of the AGI Value Fund’s historic losses, the Trustees considered the fact that the ability to use those losses expires over time, and AGIFM’s stated belief that absent the Merger, they have no reasonable expectation that the AGI Value Fund would realize a sufficient amount of capital gains in time to use such losses to offset gains. The Trustees also considered that the AGI Value Fund’s losses would be spread out over a larger asset base after the Merger (thus diminishing their benefit to AGI Value Fund shareholders).

•	Alternatives to the Merger, including maintaining the status quo, merging with another fund in the Trust, and liquidating the AGI Value Fund.

•

The fact that all legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage and other transaction costs and similar expenses, as described below) will be borne by AGIFM or its affiliates, and not by the Funds.

•	Shareholders who do not wish to invest in the Large-Cap Value Fund can redeem their shares before or after the Merger.

As noted above, the Trustees also considered information from AGIFM relating to the comparative net operating results of the Funds, the historical and pro forma tax attributes of the Funds, and the effect of the Merger on certain tax losses of the Funds. Using information as of August 22, 2008, and assuming that the AGI Value Fund had realized all of its net unrealized built-in losses prior to the Merger,1 the gain and loss attributes of each Fund and the combined Fund would have been as follows:2

	AGI Value Fund	Large-Cap Value Fund	Combined Fund (if the Merger had occurred on August 22, 2008)
Net assets	$697.9	$1,006.8	$1,704.8
Capital loss carryforwards	$(0)	$(0)	$(0)
YTD Net realized losses	$(206.6)	$(26)	$(232.6)
Losses available to shield gains after the Merger	$(206.6)[3]	$(26)	$(232.6)

1

It is expected that the vast majority of the AGI Value Fund’s net unrealized built-in losses will be realized prior to the Merger due to the restructuring of the AGI Value Fund’s portfolio that is taking place. Since the

23

Merger will begin the eight-year period during which losses realized during the tax year prior to the Merger (and not used to offset gains) can be used, the realization of all of the AGI Value Fund’s built-in losses prior to the Merger is assumed in order to estimate the consequences of the scenario in which the combined Fund has the least amount of time with which to use the losses of the AGI Value Fund to offset gains.

2	The figures that appear for the AGI Value Fund, the Large-Cap Value Fund, and the “Combined Fund (if the Merger had occurred on August 22, 2008)” are based on data as of August 22, 2008. Since the AGI Value Fund is the smaller of the two funds, it will go into “loss limitation” under the Internal Revenue Code of 1986 (the “Code”). These figures do not predict the actual consequences of the Merger. The figures are based on various assumptions, including the recognition of all of the AGI Value Fund’s unrealized gains and losses prior to the Merger (as described above) and the applicability of annual limitations to capital loss carryforwards of each Fund over the average lives of such carryforwards.
3	Because of the relatively large size of the AGI Value Fund, the annual limitation amount capping the combined Fund’s ability to use the AGI Value Fund’s historic losses is expected to be approximately $32.5 million, based on the net assets of that fund as of August 22, 2008. The application of the loss limitation rules could delay the combined Fund’s use of the historic losses of the AGI Value Fund, which could diminish the benefit to AGI Value Fund shareholders of those losses. If the net assets of the AGI Value Fund shrink significantly prior to the Merger, the effect of the loss limitation may be more severe, since the size of the loss limitation amount is directly tied to the net assets of the loss-limited fund.

Information About the Merger

Merger Agreement.    The Merger Agreement provides that the Large-Cap Value Fund will acquire all of the assets of the AGI Value Fund in exchange for the assumption by the Large-Cap Value Fund of all of the liabilities of the AGI Value Fund and for the distribution to the AGI Value Fund’s shareholders of the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Merger Shares, all as of the Exchange Date (as defined in the Agreement). If the Merger is approved by shareholders of the AGI Value Fund, it is expected the Exchange Date will occur on or about January 12, 2009. The following discussion of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, the form of which is attached as Appendix A to this Prospectus/Information/Proxy Statement.

The AGI Value Fund will transfer all of its assets to the Large-Cap Value Fund, and, in exchange, the Large-Cap Value Fund will assume all of the liabilities of the AGI Value Fund and deliver to the AGI Value Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the AGI Value Fund attributable to its Class A shares less the value of the AGI Value Fund’s liabilities attributable to its Class A shares, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the AGI Value Fund attributable to its Class B shares less the value of the AGI Value Fund’s liabilities attributable to its Class B shares, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the AGI Value Fund attributable to its Class C shares less the value of the AGI Value Fund’s liabilities attributable to its Class C shares, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the AGI Value Fund attributable to its Class D shares less the value of the AGI Value Fund’s liabilities attributable to its Class D shares, (v) a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the value of the assets of the AGI Value Fund attributable to its Class R shares less the value of the AGI Value Fund’s liabilities attributable to its Class R shares, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the AGI Value Fund attributable to its Institutional Class shares less the value of the AGI Value Fund’s liabilities attributable to its Institutional Class shares, and (vii) a number of full and

24

fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the assets of the AGI Value Fund attributable to its Administrative Class shares less the value of the AGI Value Fund’s liabilities attributable to its Administrative Class shares.

Immediately following the Exchange Date, the AGI Value Fund will, in liquidation of the AGI Value Fund, distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the AGI Value Fund, with Class A Merger Shares being distributed to holders of Class A shares of the AGI Value Fund, Class B Merger Shares being distributed to holders of Class B shares of the AGI Value Fund, Class C Merger Shares being distributed to holders of Class C shares of the AGI Value Fund, Class D Merger Shares being distributed to holders of Class D shares of the AGI Value Fund, Class R Merger Shares being distributed to holders of Class R shares of the AGI Value Fund, Institutional Class Merger Shares being distributed to holders of Institutional Class shares of the AGI Value Fund and Administrative Class Merger Shares being distributed to holders of Administrative Class shares of the AGI Value Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the AGI Value Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares, respectively, of the AGI Value Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Large-Cap Value Fund in the names of the AGI Value Fund shareholders, each account holding the respective number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class and/or Administrative Class Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the AGI Value Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the Large-Cap Value Fund.

The consummation of the Merger is subject to the conditions set forth in the Merger Agreement and the approval of the shareholders of the AGI Value Fund. The Merger Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees. In addition, the Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the AGI Value Fund, prior to the Exchange Date, by consent of the Trustees or, if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

Expenses of the Merger.    All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage costs and similar expenses, as described below) will be borne by AGIFM, and not by the Funds.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Code.

In connection with the recent change in sub-adviser of the AGI Value Fund, the AGI Value Fund substantially restructured its investment portfolio. It is expected that this restructuring will be substantially completed before the consummation of the Merger, although there may be additional restructuring following the Merger, and after the Merger the Large-Cap Value Fund may dispose of some of the AGI Value Fund’s portfolio securities acquired in the Merger. Brokerage costs, transfer taxes and other expenses associated with transactions

25

resulting from the change in sub-advisers have been estimated by AGIFM to be approximately $1,170,000, which costs have been borne by the AGI Value Fund. Any such costs occurring after the Merger (which are expected to be de minimis) will be borne by the post-Merger Large-Cap Value Fund. Of course, the post-Merger Large-Cap Value Fund will continue to engage in normal portfolio management activity and incur brokerage commissions and other costs after the Merger. All brokerage commissions and other transaction costs are borne by the Funds, and not by AGIFM. These transactions will cause the AGI Value Fund to realize capital gains or losses prior to the Exchange Date. As noted below under “Federal Income Tax Consequences,” net gains, if any, realized by the AGI Value Fund prior to the Exchange Date will be distributed to shareholders of the AGI Value Fund prior to the Exchange Date and therefore will be borne by AGI Value Fund shareholders.

Federal Income Tax Consequences.    The Merger is intended be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes except as noted below:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and the Large-Cap Value Fund and the AGI Value Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 1032 of the Code, no gain or loss will be recognized by the Large-Cap Value Fund upon the receipt of the assets of the AGI Value Fund pursuant to the Merger Agreement in exchange for Merger Shares and the assumption by the Large-Cap Value Fund of the liabilities of the AGI Value Fund;

(iii) under Section 362(b) of the Code, the Large-Cap Value Fund’s tax basis in the assets that the Large-Cap Value Fund receives from the AGI Value Fund will be the same as the AGI Value Fund’s basis in such assets immediately prior to the transfer;

(iv) under Section 1223(2) of the Code, the Large-Cap Value Fund’s holding period in such assets will include the AGI Value Fund’s holding period in such assets;

(v) under Section 361 of the Code, no gain or loss will be recognized by the AGI Value Fund upon the transfer of its assets to the Large-Cap Value Fund in exchange for Merger Shares and the assumption by the Large-Cap Value Fund of the liabilities of the AGI Value Fund, or upon the distribution of the Merger Shares by the AGI Value Fund to its shareholders in liquidation of the AGI Value Fund;

(vi) under Section 354 of the Code, no gain or loss will be recognized by the AGI Value Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of the AGI Value Fund;

(vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the AGI Value Fund’s shareholders receive in exchange for their AGI Value Fund shares will be the same as the aggregate tax basis of their AGI Value Fund shares exchanged therefor;

(viii) under Section 1223(1) of the Code, an AGI Value Fund shareholder’s holding period for the Merger Shares received will be determined by including the holding period for the AGI Value Fund shares exchanged for the Merger Shares, provided that the shareholder held the AGI Value Fund shares as capital assets; and

(ix) the Large-Cap Value Fund will succeed to and take into account the items of the AGI Value Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

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The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such termination or transfer would otherwise be a taxable transaction.

A substantial portion of the portfolio assets held by the AGI Value Fund will be sold prior to its Merger into the Large-Cap Value Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the AGI Value Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses). Such dividends will be distributed and taxable to shareholders of the AGI Value Fund if such sales occur before the Merger, and will be distributed and taxable to shareholders of both Funds if such sales occur after the Merger. Because the Merger will end the tax year of the AGI Value Fund, the Merger could accelerate any distributions of dividends from the AGI Value Fund to its shareholders, since prior to the Exchange Date the AGI Value Fund will have to declare a distribution to its shareholders which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains including gains realized on the disposition of portfolio securities prior to the Merger. Such distribution will be taxable to shareholders. Due to the large amount of capital losses that the AGI Value Fund is expected to realize in the short taxable year prior to the Merger, it is not expected that the AGI Value Fund will make any significant distributions of capital gain dividends prior to the Merger, although some distributions of ordinary income are anticipated.

The Large-Cap Value Fund’s ability to use the pre-Merger losses of the Funds to offset post-Merger gains on the combined Fund will be limited as a result of the Merger due to the application of loss limitation rules under U.S. federal tax law. The combined Fund’s ability to use the historical losses of the smaller of the two Funds will be limited under the Code. Thus, since the AGI Value Fund is expected to be the smaller of the two funds, its losses are expected to go into “loss limitation,” and the combined Fund’s use of those losses to offset gains will be subject to an annual cap for several years immediately following the Merger. Moreover, for the first taxable year ending after the closing date of the Merger, only that percentage of the Large-Cap Value Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Merger can be reduced by capital loss carryforwards of the AGI Value Fund. That percentage is also applied to the loss limitation amount for that first year. The effect of these limitations, however, will depend on several factors, including the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. In addition, as a result of the spreading of the AGI Value Fund’s losses over a combined asset base that is roughly 244% the size of the Target Fund asset base (as of August 22, 2008), the benefit of those losses to the Target Fund shareholders will be diminished. As a result of this effect and the application of the loss limitation rules, under certain circumstances the AGI Value Fund shareholders could receive more distributions and pay more taxes, or pay taxes sooner, than they would have if the Merger had not occurred.

This summary of the U.S. federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax

27

advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Description of the Merger Shares.    Full and fractional Merger Shares will be issued to the AGI Value Fund’s shareholders in accordance with the procedures under the Merger Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Large-Cap Value Fund, which, except as noted below, have characteristics identical to those of the corresponding class of shares of the AGI Value Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.

Some of the important characteristics of the Merger Shares are discussed below:

Class A Merger Shares

•

Investors purchasing Class A shares of the Large-Cap Value Fund generally pay a front-end sales charge of up to 5.50% at the time of purchase. The sales charge is deducted from the initial investment so that not all of the initial purchase payment will be invested. AGI Value Fund shareholders will not pay a sales charge on the Large-Cap Value Fund shares they receive in the Merger.

•

Class A shares are generally not subject to CDSC, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase.[1]

•	Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares.

•

Class A shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). AGI Value Fund shareholders will not pay a redemption fee in connection with the exchange of their Class A shares in the Merger.[1]

Class B Merger Shares

•	Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within the first six years after the original purchase.[2]

•	Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares.

1	For purposes of determining any redemption fee or CDSC payable on redemption of Class A, Class B, Class C, Class D, Class R, Institutional Class, or Administrative Class Merger Shares received in the Merger, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B, Class C, Class D, Class R, Institutional Class or Administrative Class shares, as the case may be, of the AGI Value Fund, and the CDSC would be applied at the same rate as was in effect for the AGI Value Fund at the time the shares of the AGI Value Fund were originally purchased.
2	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines one percentage point per year (i.e., sold in first year at 5%, sold in second year at 4%, etc., until in the seventh and subsequent years there is no CDSC).

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•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•

Class B shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). AGI Value Fund shareholders will not pay a redemption fee in connection with the exchange of their Class B shares in the Merger.[1]

Class C Merger Shares

•	Class C shares are sold without a front-end sales charge, but are subject to a CDSC of 1% if redeemed within the first year after purchase.

•	Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares.

•	Unlike Class B shares, Class C shares do not convert into Class A shares.

•

Class C shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). AGI Value Fund shareholders will not pay a redemption fee in connection with the exchange of their Class C shares in the Merger.[1]

Class D Merger Shares

•	Class D shares are not subject to a front-end sales charge or a CDSC.

•	Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•

Class D shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). AGI Value Fund shareholders will not pay a redemption fee in connection with the exchange of their Class D shares in the Merger.[1]

Class R Merger Shares

•	Class R shares are not subject to a front-end sales charge or a CDSC.

•	Class R shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares.

1	For purposes of determining any redemption fee or CDSC payable on redemption of Class A, Class B, Class C, Class D, Class R, Institutional Class, or Administrative Class Merger Shares received in the Merger, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B, Class C, Class D, Class R, Institutional Class or Administrative Class shares, as the case may be, of the AGI Value Fund, and the CDSC would be applied at the same rate as was in effect for the AGI Value Fund at the time the shares of the AGI Value Fund were originally purchased.

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•

Class R shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). AGI Value Fund shareholders will not pay a redemption fee in connection with the exchange of their Class R shares in the Merger.[1]

Institutional Class Merger Shares

•	Institutional Class shares are not subject to a front-end sales charge or a CDSC.

•	Institutional Class shares are not subject to 12b-1 distribution and/or service fees.

•

Institutional Class shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). AGI Value Fund shareholders will not pay a redemption fee in connection with the exchange of their Institutional Class shares in the Merger.[1]

Administrative Class Merger Shares

•	Administrative Class shares are not subject to a front-end sales charge or a CDSC.

•	Administrative Class shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Administrative Class shares.

•

Administrative Class shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 7 days of acquisition (including acquisition by exchange). AGI Value Fund shareholders will not pay a redemption fee in connection with the exchange of their Administrative Class shares in the Merger.[1]

See “Information About the Large-Cap Value Fund” in Appendix B for more information about the characteristics of Class A, Class B, Class C, Class D, Class R, Institutional Class, and Administrative Class shares of the Large-Cap Value Fund.

Interests of Certain Persons in the Merger.    Udo Frank is a Trustee of the Trust as well as a member of the Management Board of AGIFM. John C. Maney is a Trustee of the Trust as well as the Executive Vice President and Chief Financial Officer of AGIFM. E. Blake Moore, Jr. is the President and Chief Executive Officer of the Trust as well as a member of the Management Board of AGIFM. Because of their positions and compensation arrangements with AGIFM and its parent company, Allianz Global Investors of America L.P., Messrs. Frank, Maney and Moore may be deemed to have a substantial interest in the Merger. As a result of the differences in fees and expenses between the two Funds described above and because the combined Fund may be in a better position to increase its assets (resulting in higher fees paid to AGIFM, NFJ and their affiliates), AGIFM, NFJ and their affiliates may receive higher revenues or incur lower expenses as a result of the Merger. Therefore, to the extent the compensation of Messrs. Frank, Maney and Moore is affected by AGIFM’s financial

30

1	For purposes of determining any redemption fee or CDSC payable on redemption of Class A, Class B, Class C, Class D, Class R, Institutional Class, or Administrative Class Merger Shares received in the Merger, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B, Class C, Class D, Class R, Institutional Class or Administrative Class shares, as the case may be, of the AGI Value Fund, and the CDSC would be applied at the same rate as was in effect for the AGI Value Fund at the time the shares of the AGI Value Fund were originally purchased.

results their compensation may be affected as a result of the Merger. Similarly, other officers of the Trust are employees or officers of AGIFM or its affiliates. For reasons like those discussed above with respect to Messrs. Frank, Maney and Moore, the officers may be deemed to have a substantial interest in the Merger.

C. SPECIAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the AGI Value Fund to be held at 10:00 a.m., Eastern time, on Tuesday, January 6, 2009, at the offices of Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105 (the “Meeting”). The Meeting is being held to consider the proposed Merger of the AGI Value Fund into the Large-Cap Value Fund by the transfer of all of the AGI Value Fund’s assets and liabilities to the Large-Cap Value Fund in exchange for shares of the Large-Cap Value Fund, followed by the liquidation and dissolution of the AGI Value Fund.

This Prospectus/Information/Proxy Statement is being mailed to shareholders on or about October 31, 2008.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

II. ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives, Policies and Restrictions.    The investment objectives, policies and restrictions of the Funds are similar, as discussed below.

•	Investment Objectives. The investment objective of each Fund is to seek long-term growth of capital and income.

•

Principal Investments and Portfolio Management Strategies.    The principal investments of each Fund are summarized above in “Overview—Investment Objectives and Policies.” Additional information about the principal investments and strategies of the AGI Value Fund is set forth in the Prospectuses, and is incorporated herein by reference. Additional information about the principal investments and strategies of the Large-Cap Value Fund is set forth in “Appendix B—Information About the Large-Cap Value Fund.”

•	Approximate Number of Holdings. Each Fund normally invests in the securities of 40 to 60 issuers.

•	Other Securities. In addition to equity securities, each Fund may invest in other types of securities and instruments, including fixed income and convertible securities and derivatives.

•	Investments in Foreign Securities. The AGI Value Fund and Large-Cap Value Fund do not have any limitation on the percentage of their assets that they may invest in non-U.S. companies.

•

Temporary and Defensive Investments.    In response to unfavorable market and other conditions, the Funds may each make temporary investments of some or all of its assets in high-quality fixed-income securities, cash and cash equivalents. This would be inconsistent with each Fund’s investment objective and principal strategies.

•	Investment Restrictions. The Large-Cap Value Fund normally invests at least 80% of its assets in equity securities of companies with large market capitalizations, whereas the AGI Value Fund

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normally primarily invests in equity securities of large market capitalizations and therefore has more flexibility to invest in the securities of companies with different capitalizations. The Funds have identical fundamental investment restrictions, which are set forth in the Statement of Additional Information, except that the AGI Value Fund has one additional fundamental restriction: The AGI Value Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

•	Dividends and Distributions. The Funds declare and pay income dividends quarterly. Each Fund distributes its net realized capital gains at least annually.

Advisory and Sub-Advisory Arrangements and Fees.    AGIFM serves as the investment adviser for both of the Funds. Organized in 2000, AGIFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. AGIFM is a wholly owned indirect subsidiary of Allianz Global Investors of America, L.P. As of June 30, 2008 Allianz Global Investors of America, L.P. and its subsidiaries had approximately $860 billion in assets under management.

Subject to the supervision of the Board of Trustees, AGIFM is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting AGIFM to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits AGIFM from entering into sub-advisory agreements with affiliates of AGIFM without shareholder approval, unless those affiliates are substantially wholly owned by Allianz, AGIFM’s parent company. Subject to the ultimate supervision of the Trustees, AGIFM has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

NFJ, an affiliate of AGIFM, serves as sub-adviser to the Funds. In its capacity as sub-adviser, NFJ directly manages the investments of the Funds. NFJ has full investment discretion and makes all determinations with respect to the investment of the Funds’ assets. NFJ is compensated for its services from the advisory fees paid to AGIFM.

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s investment advisory agreement and the sub-advisory agreement between NFJ and AGIFM with respect to NFJ Large-Cap Value Fund is included in the Fund’s semi-annual report to shareholders for the six-month period ended December 31, 2007. A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between NFJ and AGIFM with respect to the AGI Value Fund is included in Appendix E.

The Large-Cap Value Fund and AGI Value Fund each pay AGIFM a fee at the annual rate of 0.45% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services.

AGIFM will remain the investment adviser to the Large-Cap Value Fund following the Merger. NFJ will remain the sub-adviser to the Large-Cap Value Fund after the Merger. The Large-Cap Value Fund is co-managed by Paul A. Magnuson, Thomas W. Oliver, CPA, Benno J. Fischer, and Jeffrey S. Partenheimer, CFA, CPA, all of whom also co-manage the AGI Value Fund.

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Administrative Arrangements and Fees.    AGIFM currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust’s Fifth Amended and Restated Administration Agreement. AGIFM provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds’ shareholders and regulatory filings. In addition, AGIFM, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds’ shares and the printing of prospectuses and shareholder reports for current shareholders.

Administrative Fee Rates.    For administrative services, both the Large-Cap Value Fund and AGI Value Fund pay AGIFM an administrative fee at the annual rate of 0.40% for Class A, Class B, Class C, Class D and Class R shares. The rate for Class A, Class B, Class C, Class D, and Class R shares of the Large-Cap Value Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the such Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $5 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $7.5 billion, and an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $10 billion. The rate for Class A, Class B, Class C, Class D, and Class R shares of the AGI Value Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the such Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $2.5 billion, an additional 0.05% to the extent the aggregate average daily net assets of such Fund exceed $5 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $7.5 billion, and an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $10 billion.

For Institutional Class and Administrative Class shares, both Funds each pay AGIFM an administrative fee at the annual rate of 0.25%. The rate for Institutional Class and Administrative Class shares of the Large-Cap Value Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the such Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $1 billion. The rate for Institutional Class and Administrative Class shares of the AGI Value Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the such Fund exceed $1 billion, and an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $2.5 billion.

Certain expenses of the Funds are not borne by AGIFM. The Funds are responsible for their share of the following expenses: (i) salaries and other compensation of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of AGIFM; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trust’s Trustees who are not “interested persons” of AGIFM, any sub-adviser to any of the Trust’s funds, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B, Class C, Class D, Class R, and Administrative Class shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, as from time to time amended.

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Distribution Arrangements; Distribution and/or Servicing Fees.    Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a Distribution Contract with the Trust. The Distributor is an affiliate of AGIFM. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Class A, Class B, Class C and Class R Shares.    Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares, the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class D Shares.    Class D shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Class D shares. AGIFM or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services.

Because the distribution and service fees discussed in this subsection are paid out of assets of the applicable class on an ongoing basis, over time they will increase the cost of an investment in shares of such classes and may cost an investor more than other types of sales charges.

Institutional Class Shares.    Institutional Class shareholders of each Fund do not pay any distribution or servicing fees.

Administrative Class Shares.    Administrative Class shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Administrative Class shares.

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The Funds’ administration agreement includes a plan for Administrative Class shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan allows the Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The plan also permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

Because the distribution and service fees discussed in this subsection are paid out of assets of the applicable class on an ongoing basis, over time they will increase the cost of an investment in shares of such classes and may cost an investor more than other types of sales charges.

Declaration of Trust.    Both the AGI Value Fund and the Large-Cap Value Fund are governed by the Trust’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust’s officers and directors. Additional information about powers and liabilities relating to the Funds’ shares and shareholder voting requirements relating to reorganizations is provided below.

Powers and Liabilities Relating to Shares.    Each of the Merger Shares will be fully paid and, except as discussed in the following paragraph, nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above and except for such other conversion rights as may be disclosed in the Large-Cap Value Fund’s Prospectus from time to time. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the Large-Cap Value Fund’s shares will be divided into eight classes: Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class; however, because the AGI Value Fund does not offer Class P shares, Class P shares are not being issued as part of the Merger.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Shareholder Voting Requirements—Reorganizations.    Neither the Trust’s Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Trust’s Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary

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or desirable. The Trustees have concluded that under Rule 17a-8 of the 1940 Act the approval of the Merger by the shareholders of the AGI Value Fund is required. There can be no assurance that other fund reorganizations would be submitted for shareholder approval in the future.

Trustees and Officers of the Trust.    The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

Governing Law.    The Trust is governed by Massachusetts law.

Capitalization.    The following table shows, on an unaudited basis, the capitalization of the AGI Value Fund and the Large-Cap Value Fund as of June 30, 2008, and on a pro forma combined basis as of that date, giving effect to the proposed Merger:

CAPITALIZATION TABLE (Unaudited)

June 30, 2008

Amounts in thousands, except per share amounts	AGI Value Fund	NFJ Large-Cap Value Fund	Pro Forma Adjustment*	NFJ Large-Cap Value Fund Pro Forma Combined**
Net assets
Class A	$260,550	$363,486		$624,036
Class B	$159,172	$34,073		$193,245
Class C	$196,674	$126,016		$322,690
Class D	$49,117	$129,506		$178,623
Class R	$15,300	$20,901		$36,201
Institutional Class	$49,083	$349,924		$399,007
Administrative Class	$45,729	$16,623		$62,352
Shares outstanding
Class A	26,142	21,782	(10,534)	37,390
Class B	16,799	2,050	(7,222)	11,627
Class C	20,703	7,584	(8,871)	19,416
Class D	4,923	7,748	(1,981)	10,690
Class R	1,529	1,250	(614)	2,165
Institutional Class	4,746	20,860	(1,813)	23,793
Administrative Class	4,563	992	(1,832)	3,723
Net asset value per share
Class A	$9.97	$16.69		$16.69
Class B	$9.48	$16.62		$16.62
Class C	$9.50	$16.62		$16.62
Class D	$9.98	$16.71		$16.71
Class R	$10.01	$16.72		$16.72
Institutional Class	$10.34	$16.77		$16.77
Administrative Class	$10.02	$16.75		$16.75

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*	Classes A, B, C, D and R, and Institutional and Administrative Class shares of AGI Value Fund are exchanged for Classes A, B, C, D and R, and Institutional and Administrative Class shares of NFJ Large-Cap Value Fund, respectively. Initial per share values of each Class are presumed to equal the respective share class values of the NFJ Large-Cap Value Fund.
**	The pro forma capitalization information assumes the Merger was consummated on June 30, 2008, and is for informational purposes only. No assurance can be given as to how many shares of the Large-Cap Value Fund will be received by the shareholders of the AGI Value Fund on the actual date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Large-Cap Value Fund that actually will be received on or after such date. The Trust has compared the operations of the Funds after the Merger and has determined that the Large-Cap Value Fund’s operations will be continued. This is based on the determination that the investment adviser and sub-adviser, investment objective and policies, distribution arrangements and operating environment of the AGI Value Fund after the Merger will be the same as those of the Large-Cap Value Fund.

III. OTHER INFORMATION

You will find information relating to the Large-Cap Value Fund, including information with respect to its investment objective, policies and restrictions, at Appendix B to this Prospectus/Information/Proxy Statement. Additional information about the AGI Value Fund is incorporated by reference from the Class A, B, and C Prospectus, the Class D Prospectus, the Institutional and Administrative Class Prospectus, and the Class R Prospectus, and is available free of charge by calling the Trust at 1-800-426-0107. You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B, and C Prospectus, the Class D Prospectus, the Institutional and Administrative Class Prospectus, the Class R Prospectus, the Statement of Additional Information and the Annual Reports, which are available free of charge as discussed at the beginning of this Prospectus/Information/Proxy Statement.

Financial Highlights

Appendix D includes financial highlights for the Large-Cap Value Fund and the AGI Value Fund.

Voting Information; Ownership of the Funds

Record Date and Method of Tabulation.    Shareholders of record of the AGI Value Fund at the close of business on October 15, 2008 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Large-Cap Value Fund will not vote on the Merger. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes

37

of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger.

As of October 15, 2008, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

AGI Value Fund
Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
22,150,719.516	14,050,057.400	17,547,724.652	4,158,904.228	1,119,800.448	2,307,675.462	3,566,867.595

Large-Cap Value Fund
Class A	Class B	Class C	Class D	Class R	Institutional Class	Administrative Class
18,769,919.58	1,685,548.219	7,018,176.57	11,784,850.73	768,073.175	21,339,380.81	921,604.351

As of October 15, 2008, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the AGI Value Fund and the Large-Cap Value Fund:

		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	AGI Value Fund
	Class A
**	Nationwide Trust Company FSB, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	1,362,358.938	6.15%
**	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville, Fl 32246-6484	1,350,096.599	6.10%

	Class B
**	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville, Fl 32246-6484	1,244,319.950	8.86%
**	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	799,263.341	5.69%
**	Citigroup Global Markets, Inc, 7th Fl 333 West 34th St, New York, NY 10001-2402	747,415.674	5.32%

	Class C
**	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville, FL 32246-6484	2,859,289.878	16.29%
**	Citigroup Global Markets, Inc, 7th Fl 333 West 34th St, New York, NY 10001-2402	2,624,859.394	14.96%

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		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class D
*,**	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	2,728,885.044	65.62%

	Class R
*,**	American United Insurance Co TTEE, Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	365,346.414	32.63%
**	EMJAY Corporation CUST, FBO Plans of RPSA Customers, 401(K) Plan, 8515 E Orchard Rd 2t2, Greenwood Village. CO 80111-5002	144,526.867	12.91%

	Institutional Class
**	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	215,510.532	9.34%
*,**	Charles Schwab & Co Inc, Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	685,072.935	29.69%
**	Koshland Family Partnership LP, PO Box 7310, Menlo Park, CA 94026-7310	374,999.347	16.25%
**	LPL FBO LPL Customers, 1 Beacon St Fl 22, Boston, MA 02108-3107	367,641.269	15.93%
**	NFS for Exclusive Benefit of Our Customer, 200 Liberty St, New York, NY 10281-1003	322,089.410	13.96%
**	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center Fl 11, Mail Stop NJ 05-11-20, Newark, NJ 07102-4000	184,574.232	8.00%

	Administrative Class
**	NFS for Exclusive Benefit of Our Customer, 200 Liberty St, New York, NY 10281-1003	789,682.647	22.14%
**	American United Life Insurance Co Group Retirement Annuity Sep Acct II, One American Square, Indianapolis, IN 46282-0020	344,476.203	9.66%
*,**	Wachovia Bank FBO Various Retirement Plans, 1525 West Wt Harris Blvd NC 1151, Charlotte, NC 28288-0001	1,561,933.613	43.79%
**	Wilmington Trust Co TTEE FBO, Parkview Health Sys Inc 403b Pl, PO Box 8880, Wilmington, DE 19899-8880	268,934.324	7.54%

	Allianz NFJ Large-Cap Value Fund
	Class A
**	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville, FL 32246-6484	1,996,257.951	10.64%
**	Citigroup Global Markets, Inc, 7th Fl 333 West 34th St, New York, NY 10001-2402	1,134,427.228	6.04%

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		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class B
**	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville, FL 32246-6484	177,541.06	10.53%

	Class C
**	MLPF&S for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E Fl 3, Jacksonville FL 32246-6484	1,754,368.706	25%
**	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Fl, Jersey City, NJ 07311	611,307.226	8.71%
**	Citigroup Global Markets, Inc, 7th Fl 333 West 34th St, New York, NY 10001-2402	468,902.644	6.68%

	Class D
*,**	Edward D Jones & Co, Attn Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Heights, MO 63043-3009	5,074,407.386	43.06%
*,**	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	3,779,353.479	32.07%

	Class R
	Mercer Trust Company TTEE (FBO), National Spinning Company Inc, Profit Sharing & 401k Plan & Trust, One Investors Way, MS N-2-D, Norwood, MA 02062-1599	59,349.171	7.73%
	Citistreet Retirement Services, Citigroup Institutional Trust, 400 Atrium Drive, Somerset, NJ 08873-4162	68,251.39	8.89%
*,**	DCGT as TTEE and/or CUST FBO Principal Financial Group QUAL FIED FIA Omnibus, 711 High Street, Des Moines, IA 50309-2732	199,155.471	25.93%
**	DCGT as TTEE and/or CUST FBO Principal Financial Group QUAL FIED PRIN ADVTG Omnibus, 711 High Street, Des Moines, IA 50309-2732	59,571.64	7.76%
**	NFS LLC FEBO, Bankers Trust Company, PO Box 897, Des Moines, IA 50306-0897	89,033.387	11.59%

	Institutional Class
**	Pershing LLC, Attn Mutual Funds, PO Box 2052, Jersey City, NJ 07303-2052	1,949,001.724	9.13%
**	New York Life Trust Co Client Acct, 169 Lackawanna Ave, Parsippany, NJ 07054-1007	1,081,678.488	5.07%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue Of The Americas Lbby 3, New York, NY 10105-0199	1,288,504.608	6.04%
	Minnesota Life, 401 Robert Street North, Mailstation A6-5317, Saint Paul, MN 55101-2005	2,664,096.384	12.48%
*	NFS for Exclusive Benefit of Our Customer, 200 Liberty St, One World Financial Center, New York, NY 10281-1003	7,181,359.288	33.65%
**	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center Fl 11, Mail Stop NJ 05-11-20, Newark, NJ 07102-4000	1,453,713.837	6.81%

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		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned

	Administrative Class
**	NFS for Exclusive Benefit of Our Customer, 200 Liberty St, New York, NY 10281-1003	70,444.84	7.64%
*	Wachovia Bank FBO Various Retirement Plans, 1525 West Wt Harris Blvd NC 1151, Charlotte, NC 28288-0001	589,711.554	63.99%
	Mercer Trust Company TTEE FBO US Corrugated Inc 401k Savings Plan, 1 Investors Way MSC N-7-H, Norwood, MA 02062-1599	84,379.739	9.16%
	PIMS/Prudential Retirement as Nominee for the TTEE/CUST Pl 00 Gramercy Alumina LLC, 1111 Airline Hwy, US 61, Suite 3370, Gramercy, LA 70052	65,544.127	7.11%
	PIMS/Prudential Retirement as Nominee for the TTEE/CUST Pl 00 Gramercy Alumina LLC Salaried, 1111 Airline Hwy, US 61, Suite 3370, Gramercy, LA 70052	80,223.076	8.7%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

As of the Record Date, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Large-Cap Value Fund and the AGI Value Fund, respectively.

Adjournments

In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on the Proposals.

The costs of any additional solicitation and of any adjourned session will be borne by AGIFM. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of AGIFM, its affiliates and other representatives and agents of the Trust and representatives of broker-dealers and other financial intermediaries. The Trust has retained Computershare to

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aid in the solicitation of proxies (which is estimated to cost from $20,000 to $45,000), and this cost and the costs of holding the Meeting will be borne by AGIFM and not by the Funds.

Electronic Voting.    In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting.    You may give your voting instructions over the telephone by calling Computershare. A representative of Computershare will answer your call. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to Computershare by the Trust, then the Computershare representative will explain the proxy process. Computershare is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. Computershare will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of Computershare if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit Computershare to sign a proxy on your behalf. Computershare will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile.    If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Allianz Funds, c/o Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, Attention: Fund Secretary.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

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Appendix A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Allianz Funds, the AGI Value Fund or the NFJ Large-Cap Value Fund. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2008, by and between Allianz Global Investors Value Fund (the “Acquired Fund”), a series of Allianz Funds, a Massachusetts business trust (the “Trust”) and NFJ Large-Cap Value Fund (the “Acquiring Fund”), a series of the Trust.

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the “Class D Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class R shares of beneficial interest of the Acquiring Fund (the “Class R Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the “Institutional Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund on such date, and (vii) a number of full and fractional

Administrative Class shares of beneficial interest of the Acquiring Fund (the “Administrative Class Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund on such date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class D Merger Shares, the Class R Merger Shares, the Institutional Class Merger Shares and the Administrative Class Merger Shares shall be referred to collectively as the “Merger Shares.”) It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shareholders of record as of the Exchange Date, the full and fractional Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares; each shareholder being entitled to receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares which the number of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares, as the case may be, of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring

Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the Trust, as from time to time in effect (the “Declaration of Trust”), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.    The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a. The Acquiring Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended June 30, 2008, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Prospectus”), previously furnished to the Acquired Fund, did not as of its date and do not contain, with respect to the Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust (with respect to the Acquiring Fund), which assert liability on the part of the Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of June 30,

2008, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2008, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section (1)(o) herein) or the Prospectus.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code and will continue to qualify as a regulated investment company at all times through the Exchange Date.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Trust or the Acquiring Fund, and no shareholder of the Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Registration Statement, non-assessable by the Trust or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Trust’s Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund.    The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a. The Acquired Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended June 30, 2008, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The Prospectus previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Trust or the Acquired Fund. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Prospectus, the Registration Statement, the Acquired Fund Proxy Statement or the registration statement on Form N-1A of the Trust.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of June 30, 2008, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2008, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will have not had any tax deficiency or liability asserted against it or question with respect thereto raised, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of June 30, 2008, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code and will continue to qualify as a regulated investment company at all times through the Exchange Date.

m. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Prospectus, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the Prospectus.

o. The Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Allianz Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gains as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in §4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund.

b. The Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex”

such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, as of the close of business on January 12, 2009 or at such other location, time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on January 9, 2009 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities.    Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, (v) a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class R shares of the Acquired Fund on such date, (vi) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Institutional Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Institutional Class shares of the Acquired Fund on such date, and (vii) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to the Administrative Class shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to the

Administrative Class shares of the Acquired Fund on such date, in each case determined as hereinafter provided in this Section 5.

a. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund and the value of the liabilities attributable to the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Class R Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meetings of Shareholders; Dissolution.

a. The Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquired Fund has prepared and filed with the Commission preliminary and definitive versions of the Acquired Fund Proxy Statement which were satisfactory to the Acquiring Fund and to Ropes & Gray LLP.

c. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Trust’s Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.    The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2008, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. The Acquired Fund shall have delivered to the Acquiring Fund a letter from the Trust’s independent registered public accounting firm, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that (i) such returns did not properly reflect, in all material respects, the federal and state income tax liability for the periods covered thereby, (ii) the Acquired Fund would not qualify as a regulated investment company for federal, state, or local income tax purposes or (iii) the Acquired Fund would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended June 30, 2008, and for any taxable year or period beginning on July 1, 2008 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Amended and Restated Bylaws (the “Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, generally for federal income tax purposes except as noted below: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) the basis in the hands of the Acquiring Fund of the Assets will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) the holding periods of the Assets in the hands of Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) the aggregate basis of the Merger Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (viii) an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for those Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may be based upon certain factual representations and subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Trust’s Declaration of Trust or Bylaws, or of investment restrictions disclosed in the Prospectus in effect on the Exchange Date.

h. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections

265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income, as defined in Section 852 of the Code, (in each case computed without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both current (which will end on the Exchange Date) and immediately preceding years.

k. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

l. That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

m. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

n. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

o. The Acquiring Fund shall have received from the Trust’s independent registered public accounting firm a letter addressed to the Acquiring Fund, dated as of the Exchange Date, reasonably satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the Assets and the value of the liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the Trust’s Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

p. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

q. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations.    The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since June 30, 2008, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(f)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is based upon certain factual representations and subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Ropes & Gray LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

h. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

i. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

k. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

l. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Acquiring Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust on behalf of the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.    Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.    The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Rule 145.    Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO NFJ LARGE-CAP VALUE FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

15. Sole Agreement; Amendments; Governing Law.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment.    This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver.    At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to the Trust at 1345 Avenue of the Americas, New York, NY 10105.

20. Recourse.    All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings.    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Change of Name.    The Acquired Fund acknowledges and agrees that the Acquiring Fund may change its name to the “Allianz NFJ Large-Cap Value Fund” or some variation thereof prior to the Exchange Date, and each Fund agrees to take such steps as may reasonably be necessary in connection with the implementation and effectiveness of such change.

24. Further Assurances.    Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

25. Declaration of Trust.    A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust on behalf of the Acquiring Fund or the Acquired Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquiring Fund or the Acquired Fund, as the case may be.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS,
on behalf of its Allianz Global Investors Value Fund

By:
Name: E. Blake Moore, Jr.
Title: President

ALLIANZ FUNDS,
on behalf of its NFJ Large-Cap Value Fund

By:
Name: E. Blake Moore, Jr.
Title: President

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:

SCHEDULE 1

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

Appendix B

INFORMATION ABOUT THE NFJ LARGE-CAP VALUE FUND

Fund Summary

Investment Objective

The Large-Cap Value Fund’s investment objective is to seek long-term growth of capital and income.

Principal Investments and Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $10.0 billion as of September 30, 2008). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations.

The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Fees and Expenses of the Fund

The fees and expenses you may pay if you buy and hold Class A, Class B, Class C, Class D, Class R, or Institutional or Administrative Class shares of the Large-Cap Value Fund are described in their Prospectus/Information/Proxy Statement under “Fees and Expenses of the Fund.”

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management, LLC (“AGIFM” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Large-Cap Value Fund. Subject to the supervision of the Board of Trustees, the AGIFM is responsible for managing, either directly or through others selected by it, the investment activities of the Large-Cap Value Fund and the Large-Cap Value Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to open-end mutual funds and closed-end funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2008 the Adviser and its investment management affiliates had approximately $828.5 billion in assets under management.

NFJ Capital Management LLC (“NFJ”), serves as the Sub-Adviser to the Large-Cap Value Fund. See “NFJ Capital Management LLC” below.

The Large-Cap Value Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Large-Cap Value Fund) pays a portion of the advisory fees it receives to NFJ in return for its services.

NFJ Capital Management LLC

NFJ is an investment management firm organized as a Delaware limited partnership and is an indirect wholly-owned subsidiary of Allianz. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: Allianz Global Investors U.S. Equities LLC as the limited partner, and NFJ Management Inc. as the general partner. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of September 30, 2008, of approximately $33.5 billion.

The Large-Cap Value Fund is managed by Jeffrey S. Partenheimer, CFA and CPA, Thomas W. Oliver, CPA, and Paul A. Magnuson. Mr. Partenheimer is a Managing Director at NFJ. He is a Portfolio Manager with over 22 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director of a major telecommunication equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Oliver is a Portfolio Manager at NFJ. He has over 12 years’ experience in accounting, reporting and financial analysis. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation, which he joined in 1999. Prior to joining Perot Systems Corporation, Mr. Oliver was an auditor with Deloitte & Touche. Mr. Magnuson is a Managing Director at NFJ. He is a Portfolio Manager with over 23 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Qualitative Services Division of NationsBank, he was responsible for equity analytics and structured fund management.

Litigation and Regulatory Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus/Information/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Investment Options

The Large-Cap Value Fund offers investors Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses. The remainder of this Appendix will assume that such classes are currently outstanding. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

Because the share class arrangements for the Large-Cap Value Fund and the AGI Value Fund are similar, the information below also applies to shares of the AGI Value Fund. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” below.

Class A, B and C Shares

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B or Class C shares.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

•

You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•

A Redemption Fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•

Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

•

Class C shares are generally subject to a Redemption Fee of 2.00% if shares are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges—Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Large-Cap Value Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0-$49,999	5.82%	5.50%
$50,000-$99,000	4.71%	4.50%
$100,000-$249,999	3.63%	3.50%
$250,000-$499,999	2.56%	2.50%
$500,000-$999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of the Large-Cap Value Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).    A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Guide for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.    An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.    A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.    To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.    In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.    In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares of any Fund within the first eighteen months after purchase, you will pay 1% CDSC.

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Currently Calculated—Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC for shares purchased after December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs will be Calculated—Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions of if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Large-Cap Value Fund (at $10 per share) and that six months later the value of the investor’s account for the Large-Cap Value Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares of the Large-Cap Value Fund may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Large-Cap Value Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of

Large-Cap Value Fund shares (“distribution fees”) and/or in connection with personal services rendered to Large-Cap Value Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Large-Cap Value Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The AGI Value Fund has the same distribution and servicing arrangements as the Large-Cap Value Fund, and therefore the discussion below also applies to the AGI Value Fund.

Class A, Class B and Class C Shares

There is a separate 12b-1 Plan for each of Class A, B and C shares. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Large-Cap Value Fund’s average daily net assets attributable to the particular class of shares):

Servicing Class	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of the Large-Cap Value Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Class D Shares

The Large-Cap Value Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class D shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 30 days of acquisition.

Service and Distribution (12b-1) Fees—Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Institutional Class and Administrative Class Shares

The Large-Cap Value Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within the applicable “Holding Period.” See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

Service and Distribution (12b-1) Fees—Administrative Class Shares

The Large-Cap Value Fund has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan allows the Funds that offer Administrative Class shares to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses. In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

Arrangements with Service Agents—Institutional Class and Administrative Class Shares

Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Large-Cap Value Fund on behalf of their customers. The Large-Cap Value Fund pays service and/or distribution fees with respect to Administrative Class shares to such entities. Service agents may impose additional or different conditions than the Large-Cap Value Fund on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Large-Cap Value Fund. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Class R Shares

Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Trust. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time.

Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds. Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This

Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services. For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

Service and Distribution (12b-1) Fees—Class R Shares

There is a separate 12b-1 Plan for Class R shares. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Class R 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares):

Servicing Fee:	Distribution Fee:
0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of shares of the Funds.

Investment Options—General Procedures Applicable to All Classes

Payments to Financial Service Firms.

Some or all of the sales charges, distribution fees and servicing fees described herein are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, AGIFM and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

The NAV of the AGI Value Fund’s shares is determined in the same manner as described above for the Large-Cap Value Fund.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Large-Cap Value Fund. The AGI Value Fund has the same purchase, sale and exchange arrangements as the Large-Cap Value Fund.

Buying Shares—Class A, B and C

Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Class A, B and C shares of the Large-Cap Value Fund is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire-transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs which allow you to reduce or eliminate initial sales charges

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Large-Cap Value Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC Redemption Fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Large-Cap Value Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by the Distributor from a broker or dealer after NAV is determined. Such an order will be processed at that day’s NAV if it was received by the broker or dealer from its customer prior to the NAV determination and was received by the Distributor before 9:30 a.m. Eastern time, on the following business day. Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

You can buy Class A, Class B or Class C shares of the Large-Cap Value Fund in the following ways:

•

Through your broker, dealer or other financial intermediary.    Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Trust.    To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Large-Cap Value Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Large-Cap Value Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect the Large-Cap Value Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Large-Cap Value Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares of the Large-Cap Value Fund.

Initial Investment	Subsequent Investments
$1,000	$50

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Large-Cap Value Fund of maintaining small accounts, you are asked to maintain an account balance in the Large-Cap Value Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the Large-Cap Value Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Fund, Allianz Multi-Strategy Trust and PIMCO Funds accounts exceeds $50,000.

Buying Shares—Class D

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Large-Cap Value Fund.

Class D shares of the Large-Cap Value Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Large-Cap Value Fund in particular investment products, programs or accounts for which a fee may be charged.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Fund directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Fund will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-800-426-0107 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

This Prospectus/Information/Proxy Statement should be read in connection with your firm’s materials regarding its fees and services.

Calculation of Share Price and Redemption Payments

When you buy or sell (redeem) Class D shares of the Large-Cap Value Fund, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for the Large-Cap Value Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Investment Minimums

The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with the Large-Cap Value Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Large-Cap Value Fund of maintaining small accounts, you are asked to maintain an account balance in the Large-Cap Value Fund in which you invest of at least the minimum investment necessary to open the particular type of account. In addition, accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from your below-minimum account and paid to the Administrator. If your balance for the Large-Cap Value Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Large-Cap Value Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds accounts exceeds $50,000.

Buying Shares—Institutional and Administrative Class Shares

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Investment Minimums.    The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates. The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

Calculation of Share Price and Redemption Payments.    When shareholders buy Class R shares of the Funds, they pay a price equal to the NAV of the shares. When shareholders sell (redeem) Class R shares of the Funds, they receive an amount equal to the NAV of the shares, minus a redemption fee, if applicable. NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the specified benefit plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day.

Buying Shares—Class R Shares

Class R shares of each Fund are continuously offered to specified benefit plans. See “Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services. A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank. Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

Calculation of Share Price and Redemption Payments.    When shareholders buy Class R shares of the Funds, they pay a price equal to the NAV of the shares. When shareholders sell (redeem) Class R shares of the Funds, they receive an amount equal to the NAV of the shares, minus a redemption fee, if applicable. NAVs are ordinarily determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the specified benefit plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares—Procedures Applicable to All Classes

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Large-Cap Value Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Large-Cap Value Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Large-Cap Value Fund may restrict your ability to purchase additional shares until your identity is verified. The Large-Cap Value Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Exchanging Shares

Class A, B and C Shares

Except as provided below and/or in the Large-Cap Value Fund’s prospectus(es), you may exchange your Class A, Class B, or Class C shares of the Large-Cap Value Fund for the same class of shares of any other fund or of another series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Large-Cap Value Fund within 30 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $1,000 minimum initial purchase requirements for the Large-Cap Value Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” below and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” above.

Class D Shares

Except as provided below or in the Large-Cap Value Fund prospectus(es), you may exchange your Class D shares of the Large-Cap Value Fund for Class D shares of any other fund or series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds that offers Class D shares. Unless eligible for a waiver, Class D shareholders of the Large-Cap Value Fund who exchange (or redeem) their shares within 30 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

Institutional Class and Administrative Class Shares

Except as provided below or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees), of the shares involved. An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within the applicable Holding Period will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged.

Class R Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), Class R shares of any Fund may be exchanged for Class R shares of any other Fund or series of PIMCO Funds that offers Class R shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 7 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges.

Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

Exchanging Shares—General Procedures Applicable to All Classes

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect the Large-Cap Value Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Large-Cap Value Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class B and Class C, Class D, Institutional and Administrative Class, and/or Class R shares. Because the Large-Cap Value Fund will not always be able to detect market timing activity, investors should not assume that the Large-Cap Value Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Large-Cap Value Fund. For example, it is more difficult for the Large-Cap Value Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator or fee-based program sponsor or other financial intermediary maintains the record of the Large-Cap Value Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Large-Cap Value Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Large-Cap Value Fund and its shareholders. Such activities may have a detrimental effect on the Large-Cap Value Fund and its shareholders. For example, depending upon various factors such as the size of the Large-Cap Value Fund and the amount of its assets maintained in cash, short-term or excessive trading by fund shareholders may interfere with the efficient management of the Large-Cap Value Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Large-Cap Value Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes Redemption Fees on most Large-Cap Value Fund shares redeemed or exchanged within a given period after their purchase, unless a waiver applies. The purpose of Redemption Fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Large-Cap Value Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Large-Cap Value Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of the Large-Cap Value Fund shares by multiple investors are aggregated for submission to the Large-Cap Value Fund on a net basis, conceal the identity of the individual shareholders from the Large-Cap Value Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Large-Cap Value Fund’s underlying beneficial owners. This makes it more difficult for the Large-Cap Value Fund to identify short-term transactions in the Large-Cap Value Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Large-Cap Value Fund there can be no assurance in this regard.

Selling Shares—Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the Large-Cap Value Fund in the following ways:

•

Through your broker, dealer or other financial intermediary.    Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•

Directly from the Trust by written request.    To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent for Class A, B and C shares, at Allianz Global Investors Distributors LLC, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809 (overnight mail):

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem Class A, B or C shares, including:

•	Telephone requests to the Transfer Agent

•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem Class A, B or C shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your Class A, B or C shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Large-Cap Value Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds of any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the Redemption Fee, shares that are not subject to a Redemption Fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a Redemption Fee is payable, the first in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the

Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Selling Shares—Class D Shares

You can sell (redeem) Class D shares of the Large-Cap Value Fund through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who exchange their shares within 30 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fee” below. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fees

Investors in Class D shares of the Large-Cap Value Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Selling Shares—Institutional Class and Administrative Class Shares

Investors in Institutional Class and Administrative Class shares of the Large-Cap Value Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

Selling Shares—Class R Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem their shares within 7 days will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Currently, the Trust does not charge any other fees or charges when selling shares. Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Investors in Class R shares of the Large-Cap Value Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 7 days after their acquisition, including shares acquired through exchanges.

Selling Shares—General Procedures Applicable to All Classes

Redemptions In Kind.    The Trust has agreed to redeem shares of the Large-Cap Value Fund solely in cash up to the lesser of $250,000 or 1% of the Large-Cap Value Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Large-Cap Value Fund in lieu of cash. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Large-Cap Value Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Large-Cap Value Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Large-Cap Value Fund in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Limitations on the Assessment of Redemption Fees.    The Large-Cap Value Fund may be limited in its ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Large-Cap Value Fund to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Large-Cap Value Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Large-Cap Value Fund’s use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Fund, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Large-Cap Value Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus/Information/Proxy Statement. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.     The Large-Cap Value Fund has elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

•	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant- directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and

•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no Redemption Fee applies to a redemption of shares of any class of shares of the Large-Cap Value Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.     Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; 5) redemptions made in connection with a participant’s termination of employment; and 6) redemptions or exchanges where the application of a redemption fee would cause a Fund, or an asset allocation program of which a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Except as described in the next paragraph, Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant takes shares of Fund A that were purchased with new contributions, and exchanges them into Fund B, a Redemption Fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

In addition to the waivers described in the preceding paragraph for particular types of transactions in participant-directed retirement plans, Redemption Fees will not apply to any transactions in a retirement plan, provided that AGID has determined the plan to be eligible for a blanket waiver based on AGID’s assessment of the controls the plan and/or its sponsor, recordkeeper or financial intermediary has in place to identify and deter excessive short-term trading of Fund shares by participants in the plan.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Fund Distributions

The Large-Cap Value Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Large-Cap Value Fund shares the day after the Trust receives your purchase payment. Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Large-Cap Value Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by the Large-Cap Value Fund fluctuate in the rate or frequency with which they generate dividends and income, or have floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary. In addition, the Large-Cap Value Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders annually. Net short-term capital gains may be paid more frequently.

Class A, B and C Shares.    Dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Class A, B and C shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Large-Cap Value Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in shares of the same class of any other Fund or another series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Large-Cap Value Fund distributions.

If you elect to receive Large-Cap Value Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options relating to Class A, B and C shares, please contact your broker or call the Distributor at 1-800-426-0107.

Class D Shares.    Class D shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the Large-Cap Value Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in Class D shares of any other the fund or another series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Large-Cap Value Fund distributions. If you elect to receive Large-Cap Value Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-800-426-0107.

Institutional Class and Administrative Class Shares

Dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the higher expenses applicable to Administrative Class shares. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Large-Cap Value Fund’s income distributions to shareholders are expected to vary.

In addition, the Large-Cap Value Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders quarterly. Net short-term capital gains may be paid more frequently. The Large-Cap Value Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Large-Cap Value Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, the Fund name and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of the Large-Cap Value Fund’s distributions.

For further information on distribution options, please contact the Trust at 1-800-498-5413.

Class R Shares

Class R shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional Class R shares of the Large-Cap Value Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in Class R shares of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. In addition, your specified benefit plan must offer both this option and the selected Fund as an investment option in the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•	Receive all distributions in cash (which will be credited to your account at your specified benefit plan). This option must be elected when your account is set up.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

The Large-Cap Value Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the fund level on income and gains that are distributed to shareholders. However, the Large-Cap Value Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Distributions.    If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Large-Cap Value Fund distributions whether they are paid in cash or reinvested in additional shares of the Large-Cap Value Fund. For federal tax purposes, Large-Cap Value Fund distributions will be taxable to you as either ordinary income or capital gains.

Large-Cap Value Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Large-Cap Value Fund distributions of gains are determined by how long the Large-Cap Value Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that are properly designated by the Large-Cap Value Fund as capital gain dividends will generally be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2010. Distributions of net short-term capital gains in excess of net long-term capital losses will generally be taxable to you at ordinary income rates.

The ultimate tax characterization of the Large-Cap Value Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Large-Cap Value Fund may make total distributions during a taxable year in an amount that exceeds the fund’s current and accumulated earnings and profits, in which case the excess generally would be treated as a return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Large-Cap Value Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Large-Cap Value Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Large-Cap Value Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares.    Any gain resulting from the sale of Large-Cap Value Fund shares will generally be subject to U.S. federal income tax. When you exchange shares of the Large-Cap Value Fund for shares of another series, the transaction generally will be treated as a sale of Large-Cap Value Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

A Note on Non-U.S. Investments.    The Large-Cap Value Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Large-Cap Value Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Large-Cap Value Fund’s recognition of ordinary income and may affect the timing or amount of the Large-Cap Value Fund’s distributions.

Backup Withholding.    The Large-Cap Value Fund is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Large-Cap Value Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Large-Cap Value Fund that he, she, or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Large-Cap Value Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. You should consult your tax adviser as to the possible application of foreign, federal, state and local income-tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Large-Cap Value Fund.

The tax consequences described above with respect to the Large-Cap Value Fund also apply to the AGI Value Fund.

Value Fund for shares of another series, the transaction generally will be treated as a sale of Large-Cap Value Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

A Note on Non-U.S. Investments.    The Large-Cap Value Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Large-Cap Value Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Large-Cap Value Fund’s recognition of ordinary income and may affect the timing or amount of the Large-Cap Value Fund’s distributions.

Backup Withholding.    The Large-Cap Value Fund is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Large-Cap Value Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Large-Cap Value Fund that he, she, or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter.

This section summarizes some of the U.S. federal income tax consequences to U.S. persons of investing in the Large-Cap Value Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. You should consult your tax adviser as to the possible application of foreign, federal, state and local income-tax laws. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Large-Cap Value Fund.

The tax consequences described above with respect to the Large-Cap Value Fund also apply to the AGI Value Fund.

Appendix C

ADDITIONAL PERFORMANCE INFORMATION ABOUT THE NFJ LARGE-CAP VALUE FUND

As of June 30, 2008

NFJ Large-Cap Value Fund

Total net assets: $1,040,529,000

Number of securities in the portfolio: 54

PERFORMANCE1

Average Annual Total Return (for periods ended June 30, 2008)

	1 year	5 year	Since Fund Inception†
Class A (adjusted)	-21.23%	8.90%	7.94%
Class B (adjusted)	-21.35%	9.04%	7.90%
Class C (adjusted)	-18.07%	9.33%	7.90%
Class D	-16.68%	10.14%	8.69%
Class R	-16.88%	9.90%	8.49%
Institutional Class	-16.35%	10.60%	9.19%
Administrative Class	-16.66%	10.32%	8.91%
Russell 200 Value Index	-19.35%	7.19%	2.47%
Lipper Large-Cap Value Funds Average(2)	-17.02%	7.76%	3.90%

†	The Fund began operations on 05/08/00. Index comparisons began on 04/30/00.

Performance quoted represents past performance and is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. The adjusted returns take into account the maximum sales charges as disclosed in the Prospectus/Information/Proxy Statement. A redemption fee of 2% may apply to shares that are redeemed or exchanged within 7 days of acquisition. Redemption fees are paid to and retained by the Fund and are not sales charges. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s expense ratios are set forth in the Prospectus/Information/Proxy Statement.

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The Change in Value charts above assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes.

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NFJ Large-Cap Value Fund As of 6/30/20083

Top Ten Holdings	% of Total Investments
AT+T INC (T)	3.93%
ALLSTATE CORP (ALL)	3.42%
TRAVELERS COS INC (TRV)	3.41%
CONOCOPHILLIPS (COP)	3.36%
APACHE CORP (APA)	3.34%
MARATHON OIL CORP (MRO)	3.34%
VERIZON COMMUNICATIONS (VZ)	3.07%
VALERO ENERGY CORP (VLO)	3.06%
DOW CHEM CO (DOW)	2.94%
METLIFE INC (MET)	2.87%

Total	32.74%

Top 5 Related Industries	% of Total Investments
Financial Services	20.3%
Energy	18.9%
Materials & Processing	10.1%
Industrial	9.8%
Consumer Discretionary	9.1%

Portfolio Composition	% of Total Investments
Equity	99.5%
Cash	0.5%

(3)	Cash (including for these purposes cash equivalents and securities lending collateral positions) are not included.

Portfolio Insights for NFJ Large-Cap Value Fund

The NFJ Large-Cap Value Fund seeks long term growth of capital and income by normally investing at least 80% of its net assets in common stocks issued by large-cap companies with below-average P/E ratios relative to the market and their respective industry groups.

U.S. stocks declined in the 12-month period ended June 30, 2008. Concerns over record oil prices, the U.S. credit crisis, slowing growth and rising inflation all contributed to a cautious mood that weighed most heavily on financials and consumer discretionary stocks. Energy stocks advanced with soaring oil prices.

An underweight position in the financials sector contributed most significantly to the Fund’s performance relative to the benchmark. The Fund boosted relative returns by avoiding fallout from mounting losses for banks and insurers.

Stock selections and an overweight position in the materials sector benefited Fund returns. Shares of Freeport-McMoRan Copper & Gold advanced as the world’s largest publicly-traded copper producer posted solid

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financial results throughout the year. Global demand for industrial inputs remained strong despite record high prices, as China and other emerging countries continue to grow. The Fund’s positions in aluminum maker Alcoa, steel producer Nucor and Dow Chemical benefited from this environment.

Among industrials, shares of Burlington Northern rose on higher rail transport volumes of coal, ethanol and other commodities. Waste Management, the largest US garbage hauler and landfill operator, boosted returns with margin improvements from price hikes to offset higher diesel fuel costs.

Stock selections in the consumer discretionary sector weighed on returns as investors avoided companies vulnerable to a softening economy. Gannett, the nation’s largest newspaper publisher, reported declines in print advertising and plans to write down assets by as much as $3 billion. The Fund’s positions in broadcaster CBS and cruise operator Carnival also detracted from returns.

An underweighting of the energy sector negatively contributed to performance relative to the benchmark. Refiners struggled with lower profit margins as crude oil prices rose faster than the prices of refined products. The nation’s largest independent refiner, Valero, ended the year lower due to a drop in profits resulting from the margin squeeze.

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Appendix D

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Fund for the five years ended June 30, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent accountants, whose reports, along with the Fund’s financial statements, are included in the Annual Reports. The Annual Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page ii of the Prospectus/Information/Proxy Statement.

Tables depicting Financial Highlights can be found on the following pages.

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
AGI Value Fund

Class A
6/30/2008	$18.31	$0.22	$(5.55)	$(5.33)	$(0.18)	$(2.83)	$—
6/30/2007	16.09	0.19	3.47	3.66	(0.20)	(1.24)	—
6/30/2006	17.25	0.17	1.19	1.36	(0.17)	(2.35)	—
6/30/2005	17.16	0.14	0.48	0.62	(0.07)	(0.46)	—
6/30/2004	12.71	0.10	4.41	4.51	(0.06)	—	—

Class B
6/30/2008	$17.54	$0.11	$(5.28)	$(5.17)	$(0.06)	$(2.83)	$—
6/30/2007	15.47	0.06	3.33	3.39	(0.08)	(1.24)	—
6/30/2006	16.70	0.05	1.13	1.18	(0.06)	(2.35)	—
6/30/2005	16.69	0.01	0.48	0.49	(0.02)	(0.46)	—
6/30/2004	12.42	(0.02)	4.31	4.29	(0.02)	—	—

Class C
6/30/2008	$17.58	$0.11	$(5.30)	$(5.19)	$(0.06)	$(2.83)	$—
6/30/2007	15.50	0.06	3.34	3.40	(0.08)	(1.24)	—
6/30/2006	16.70	0.05	1.14	1.19	(0.04)	(2.35)	—
6/30/2005	16.70	0.01	0.47	0.48	(0.02)	(0.46)	—
6/30/2004	12.43	(0.02)	4.31	4.29	(0.02)	—	—

Class D
6/30/2008	$18.30	$0.22	$(5.55)	$(5.33)	$(0.16)	$(2.83)	$—
6/30/2007	16.09	0.19	3.48	3.67	(0.22)	(1.24)	—
6/30/2006	17.23	0.17	1.19	1.36	(0.15)	(2.35)	—
6/30/2005	17.14	0.13	0.49	0.62	(0.07)	(0.46)	—
6/30/2004	12.70	0.10	4.41	4.51	(0.07)	—	—

Class R
6/30/2008	$18.37	$0.18	$(5.56)	$(5.38)	$(0.15)	$(2.83)	$—
6/30/2007	16.15	0.14	3.49	3.63	(0.17)	(1.24)	—
6/30/2006	17.33	0.14	1.18	1.32	(0.15)	(2.35)	—
6/30/2005	17.32	0.09	0.49	0.58	(0.11)	(0.46)	—
6/30/2004	12.86	0.05	4.45	4.50	(0.04)	—	—

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

Institutional Class
6/30/2008	$18.84	$0.29	$(5.74)	$(5.45)	$(0.22)	$(2.83)	$—
6/30/2007	16.49	0.27	3.56	3.83	(0.24)	(1.24)	—
6/30/2006	17.62	0.25	1.20	1.45	(0.23)	(2.35)	—
6/30/2005	17.46	0.21	0.49	0.70	(0.08)	(0.46)	—
6/30/2004	12.90	0.16	4.48	4.64	(0.08)	—	—

Administrative Class
6/30/2008	$18.43	$0.24	$(5.58)	$(5.34)	$(0.24)	$(2.83)	$—
6/30/2007	16.18	0.22	3.50	3.72	(0.23)	(1.24)	—
6/30/2006	17.34	0.20	1.19	1.39	(0.20)	(2.35)	—
6/30/2005	17.17	0.16	0.49	0.65	(0.02)	(0.46)	—
6/30/2004	12.71	0.12	4.41	4.53	(0.07)	—	—

+	Unaudited
*	Annualized

Selected Per Share for the Year or Period Ended:	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets w/o Waiver and Reimbursement	Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
AGI Value Fund

Class A
6/30/2008	$(3.01)	$—	(c)	9.97		(33.44)%		$260,550	1.11%		—	1.51%	97%
6/30/2007	(1.44)	$—	(c)	18.31		23.19		628,659	1.10		—	1.09	95
6/30/2006	(2.52)	$—	(c)	16.09		8.11		612,706	1.11		—	1.03	63
6/30/2005	(0.53)	—		17.25	(d)	3.60	(d)	930,699	1.11	(e)	—	0.80	101
6/30/2004	(0.06)	—		17.16		35.58		867,400	1.11		—	0.61	67

Class B
6/30/2008	$(3.01)	$—	(c)	9.48		(33.86)%		$159,172	1.86%		—	0.76%	97%
6/30/2007	(1.44)	$—	(c)	17.54		22.27		377,067	1.85		—	0.34	95
6/30/2006	(1.44)	$—	(c)	15.47		7.23		383,135	1.86		—	0.30	63
6/30/2005	(1.44)	—		16.70	(f)	2.87	(f)	506,068	1.86	(e)	—	0.05	101
6/30/2004	(1.44)	—		16.69		34.55		475,577	1.86		—	(0.14)	67

Class C
6/30/2008	$(3.01)	$—	(c)	9.50		(33.89)%		$196,674	1.86%		—	0.76%	97%
6/30/2007	(1.44)	$—	(c)	17.58		22.28		468,853	1.85		—	0.34	95
6/30/2006	(1.44)	$—	(c)	15.50		7.31		484,061	1.86		—	0.28	63
6/30/2005	(1.44)	—		16.70	(g)	2.82	(g)	728,865	1.86	(e)	—	0.05	101
6/30/2004	(1.44)	—		16.70		34.53		699,047	1.86		—	(0.14)	67

Class D
6/30/2008	$(2.99)	$—	(c)	$9.98		(33.41)%		$49,117	1.11%		—	1.49%	97%
6/30/2007	(1.46)	$—	(c)	18.30		23.20		138,150	1.10		—	1.10	95
6/30/2006	(2.50)	$—	(c)	16.09		8.13		157,173	1.11		—	1.01	63
6/30/2005	(0.53)	—		17.23	(e)	3.57	(e)	291,412	1.11	(h)	—	0.78	101
6/30/2004	(0.07)	—		17.14		35.58		335,765	1.11		—	0.64	67

Selected Per Share for the Year or Period Ended:	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets w/o Waiver and Reimbursement	Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

Class R
6/30/2008	$(2.98)	$—	(c)	$10.01		(33.57%)		$15,300	1.36%		—	1.26%	97%
6/30/2007	(1.41)	$—	(c)	18.37		22.88		35,217	1.35		—	0.81	95
6/30/2006	(2.50)	$—	(c)	16.15		7.83		23,965	1.36		—	0.81	63
6/30/2005	(0.57)	—		17.33		3.30	(i)	29,012	1.42	(b)(e)	—	0.54	101
6/30/2004	(0.04)	—		17.32		35.04		8,622	1.46		—	0.32	67

Institutional Class
6/30/2008	$(3.05)	$—	(c)	$10.34		(33.98)%		$49,083	0.71%		—	1.93%	97%
6/30/2007	(1.48)	$—	(c)	18.84		23.70		116,630	0.70		—	1.47	95
6/30/2006	(2.58)	$—	(c)	16.49		8.51		90,492	0.72		—	1.43	63
6/30/2005	(0.54)	—		17.62	(j)	3.98	(j)	128,968	0.71		—	1.20	101
6/30/2004	(0.08)	—		17.46		36.10		191,216	0.71		—	1.00	67

Administrative Class
6/30/2008	$(3.07)	$—	(c)	$10.02		(33.34)%		$45,729	0.96%		—	1.68%	97%
6/30/2007	(1.47)	$—	(c)	18.43		23.42		101,704	0.95		—	1.23	95
6/30/2006	(2.55)	$—	(c)	16.18		8.25		83,668	0.97		—	1.19	63
6/30/2005	(0.48)	—		17.34	(k)	3.77	(k)	117,497	0.96		—	0.95	101
6/30/2004	(0.07)	—		17.17		35.72		96,072	0.96		—	0.76	67

(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Less than $0.01 per share.
(d)	Repayments by the Adviser increased the end of period net asset value by $0.01 per share and the total return by 0.05%. If the Adviser had not made repayments, the end of period net asset value and total return would have been $17.24 and 3.55%, respectively.
(e)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(f)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.83%, respectively.
(g)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $16.69 and 2.78%, respectively.
(h)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(i)	Repayments by the Adviser increased the total return by 0.03%. If the Adviser had not made repayments, total return would have been 3.27%.
(j)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.61 and 3.94%, respectively.
(k)	Repayments by the Adviser increased the end of period net asset value per share by $0.01 and total return by 0.04%. If the Adviser had not made repayments, end of period net asset value and total return would have been $17.33 and 3.73%, respectively.

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Large-Cap Value Fund

Class A
06/30/2008	$20.69	$0.35	$(3.73)	$(3.38)	$(0.33)	$(0.29)	—
06/30/2007	17.69	0.32	3.36	3.68	(0.27)	(0.41)	—
06/30/2006	15.97	0.31	2.07	2.38	(0.29)	(0.37)	—
06/30/2005	14.58	0.23	1.94	2.17	(0.20)	(0.59)	—
06/30/2004	12.22	0.17	2.37	2.54	(0.18)	—	—

Class B
06/30/2008	$20.56	$0.21	$(3.72)	$(3.51)	$(0.14)	$(0.29)	—
06/30/2007	17.56	0.16	3.36	3.52	(0.11)	(0.41)	—
06/30/2006	15.83	0.19	2.05	2.24	(0.14)	(0.37)	—
06/30/2005	14.49	0.11	1.93	2.04	(0.12)	(0.59)	—
06/30/2004	12.16	0.07	2.36	2.43	(0.10)	—	—

Class C
06/30/2008	$20.56	$0.21	$(3.71)	$(3.50)	$(0.15)	$(0.29)	—
06/30/2007	17.58	0.16	3.35	3.51	(0.12)	(0.41)	—
06/30/2006	15.83	0.19	2.06	2.25	(0.13)	(0.37)	—
06/30/2005	14.49	0.11	1.92	2.03	(0.11)	(0.59)	—
06/30/2004	12.16	0.08	2.35	2.43	(0.10)	—	—

Class D
06/30/2008	$20.72	$0.36	$(3.75)	$(3.39)	$(0.33)	$(0.29)	—
06/30/2007	17.73	0.32	3.37	3.69	(0.29)	(0.41)	—
06/30/2006	16.04	0.31	2.08	2.39	(0.33)	(0.37)	—
06/30/2005	14.63	0.23	1.95	2.18	(0.19)	(0.59)	—
06/30/2004	12.23	0.18	2.38	2.56	(0.16)	—	—

Class R
06/30/2008	$20.77	$0.30	$(3.74)	$(3.44)	$(0.32)	$(0.29)	—
06/30/2007	17.79	0.29	3.36	3.65	(0.26)	(0.41)	—
1/10/2006—6/30/2006	17.02	0.12	0.75	0.87	(0.10)	—	—

Institutional Class
06/30/2008	$20.81	$0.43	$(3.76)	$(3.33)	$(0.42)	$(0.29)	—
06/30/2007	17.79	0.40	3.37	3.77	(0.34)	(0.41)	—
06/30/2006	16.06	0.38	2.10	2.48	(0.38)	(0.37)	—
06/30/2005	14.64	0.30	1.96	2.26	(0.26)	(0.59)	—
06/30/2004	12.26	0.25	2.36	2.61	(0.23)	—	—

Administrative Class
06/30/2008	$20.80	$0.36	$(3.75)	$(3.39)	$(0.37)	$(0.29)	—
9/15/2006—6/30/2007	18.21	0.27	3.05	3.32	(0.32)	(0.41)	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.

Selected Per Share for the Year or Period Ended:	Total Distribution	Fund Redemption Fee(a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement	Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Large-Cap Value Fund

Class A
06/30/2008	$(0.62)	$—	(d)	$16.69	(16.65)%	$363,486	1.10%	—	1.88%	39%
06/30/2007	(0.68)	—	(d)	20.69	21.09	211,263	1.12	—	1.63	26
06/30/2006	(0.66)	—	(d)	17.69	15.23	36,954	1.12	—	1.85	32
06/30/2005	(0.79)	0.01		15.97	15.24	17,189	1.16 (b)	—	1.49	35
06/30/2004	(0.18)	—		14.58	20.92	3,723	1.20	—	1.25	99

Class B
06/30/2008	$(0.43)	$—	(d)	$16.62	(17.31)%	$34,073	1.85%	—	1.09%	39%
06/30/2007	(0.52)	—	(d)	20.56	20.16	42,013	1.87	—	0.84	26
06/30/2006	(0.51)	—	(d)	17.56	14.41	22,939	1.87	—	1.12	32
06/30/2005	(0.71)	0.01		15.83	14.37	13,298	1.89 (b)	—	0.74	35
06/30/2004	(0.10)	—		14.49	20.07	2,088	1.95	—	0.52	99

Class C
06/30/2008	$(0.44)	$—	(d)	$16.62	(17.26)%	$126,016	1.85%	—	1.12%	39%
06/30/2007	(0.53)	—	(d)	20.56	20.17	95,578	1.87	—	0.86	26
06/30/2006	(0.50)	—	(d)	17.58	14.45	32,171	1.87	—	1.10	32
06/30/2005	(0.70)	0.01		15.83	14.33	16,576	1.91 (b)	—	0.73	35
06/30/2004	(0.10)	—		14.49	20.05	3,612	1.95	—	0.56	99

Class D
06/30/2008	$(0.62)	$—	(d)	$16.71	(16.68)%	$129,506	1.10%	—	1.89%	39%
06/30/2007	(0.70)	—	(d)	20.72	21.08	71,678	1.11	—	1.64	26
06/30/2006	(0.70)	—	(d)	17.73	15.22	6,128	1.17	—	1.79	32
06/30/2005	(0.78)	0.01		16.04	15.22	49	1.18 (b)	—	1.50	35
06/30/2004	(0.16)	—		14.63	21.02	29	1.20	—	1.30	99

Class R
06/30/2008	$(0.61)	$—	(d)	$16.72	(16.88)%	$20,901	1.34%	—	1.64%	39%
06/30/2007	(0.67)	—	(d)	20.77	20.76	1,694	1.36	—	1.43	26
1/10/2006—6/30/2006	(0.10)	—	(d)	17.79	5.12	11	1.38	—	1.41	32

Institutional Class
06/30/2008	$(0.71)	$—	(d)	$16.77	(16.35)%	$349,924	0.70%	—	2.30%	39%
06/30/2007	(0.75)	—	(d)	20.81	21.52	161,445	0.72	—	2.01	26
06/30/2006	(0.75)	—	(d)	17.79	15.77	27,324	0.73	—	2.23	32
06/30/2005	(0.85)	0.01		16.06	15.78	7,835	0.71	—	1.96	35
06/30/2004	(0.23)	—		14.64	21.46	3,279	0.70	—	1.82	99

Administrative Class
06/30/2008	$(0.66)	$—	(d)	16.75	$(16.66)%	$16,623	0.95%	—	1.96%	39%
9/15/2006—6/30/2007	(0.73)	—	(d)	20.80	18.52	77	0.97 *	—	1.73 *	26

(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(c)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(d)	Less than $0.01 per share.
+	Unaudited
*	Annualized

APPENDIX E

ADDITIONAL INFORMATION ABOUT CHANGE IN SUB-ADVISERS OF AGI VALUE FUND

GENERAL INFORMATION

As discussed in this Prospectus/Information/Proxy Statement, the AGI Value Fund’s (formerly, the Allianz OCC Value Fund) portfolio management agreement with its prior sub-adviser, Oppenheimer Capital LLC (“OCC”), was terminated effective August 15, 2008 (the “OCC Portfolio Management Agreement”) and NFJ Investment Group L.P. (“NFJ”) was retained as the sub-adviser to the AGI Value Fund pursuant to an Addendum to Portfolio Management Agreement, which added the AGI Value Fund to NFJ’s existing portfolio management agreement with Allianz Global Investors Fund Management LLC (the “NFJ Portfolio Management Agreement”). As noted above under “Overview – Federal Income Tax Consequences,” as a result of the change in the sub-adviser to NFJ, a substantial portion of the portfolio assets held by the AGI Value Fund prior to the change in sub-adviser were sold, resulting in transaction costs that were borne by the AGI Value Fund and the possible acceleration of taxable distributions to shareholders. This Prospectus/Information/Proxy Statement also describes generally the terms of the NFJ Portfolio Management Agreement. As explained in this Prospectus/Information/Proxy Statement, the NFJ Portfolio Management Agreement is substantially similar to the OCC Portfolio Management Agreement, except for the identity of the sub-adviser. The change in sub-adviser to NFJ did not result in any changes to the AGI Value Fund’s investment objective, but did result in changes to the investment strategies used to manage the AGI Value Fund’s portfolio and the associated principal risks.

No approval of shareholders was required to effect the change in sub-advisers for the AGI Value Fund. The AGI Value Fund is providing this information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein. We are not soliciting your approval of the sub-adviser change.

I. NFJ PORTFOLIO MANAGEMENT AGREEMENT

The Trustees approved the change in sub-adviser for the AGI Value Fund from OCC to NFJ, effective August 15, 2008 primarily to address issues with the AGI Value Fund’s short and long-term performance. On July 31, 2008, the Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”), approved (a) the replacement of OCC with NFJ as sub-adviser to the AGI Value Fund and (b) an addendum to the portfolio management agreement between Allianz Global Investors Fund Management LLC (“AGIFM” or the “Adviser”) and NFJ to add the AGI Value Fund to the portfolio management agreement. A description of the NFJ Portfolio Management Agreement, including the services provided thereunder, the procedures for termination and renewal, and other information, is set forth below.

In general, under the 1940 Act, it is unlawful for any person to serve as an investment adviser or sub-adviser to a registered investment company, such as the AGI Value Fund, except pursuant to a written contract that has been approved by the shareholders of the investment company. Shareholders of the AGI Value Fund, however, have previously approved a mechanism by which the Adviser may enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to the AGI Value Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. The conditions include a requirement that the Board of Trustees, including the Independent Trustees, approve any such agreement and a requirement that the AGI Value Fund provide to its shareholders the information

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required to be included in a proxy statement soliciting shareholder approval of such a change in sub-advisers within 90 days after the hiring of any new sub-adviser.

Description of Previous Portfolio Management Agreement

Until August 15, 2008, OCC managed the assets of the AGI Value Fund as sub-adviser pursuant to a portfolio management agreement dated March 3, 2005 (the “OCC Portfolio Management Agreement”) between the Adviser and OCC. The OCC Portfolio Management Agreement was last approved by the Trustees of the Trust at a meeting held in December 2007 in connection with the Trustees’ annual review and approval of the AGI Value Fund’s advisory arrangements. The OCC Portfolio Management Agreement was last approved by shareholders on March 3, 2000 in connection with the acquisition of the parent company of the AGI Value Fund’s adviser by Allianz Aktiengesellschaft, which caused the termination of the advisory and sub-advisory agreements in effect at the time of the acquisition. The OCC Portfolio Management Agreement provided that, subject to the general supervision of the Trustees and the Adviser, OCC would provide a continuous investment program for the AGI Value Fund and determine the composition of the AGI Value Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the AGI Value Fund.

The terms of the OCC Portfolio Management Agreement are substantially similar to those described below under “Description of the NFJ Portfolio Management Agreement.” Under the OCC Portfolio Management Agreement, the Adviser (not the AGI Value Fund) paid OCC a monthly fee for serving as sub-adviser to the AGI Value Fund at the annual rate (based on the average daily net assets of the AGI Value Fund) of 0.35%. During the fiscal year ended June 30, 2008, the sub-advisory fees paid to OCC for its services to the AGI Value Fund were $4,790,053.

Description of the NFJ Portfolio Management Agreement

The following discussion of the NFJ Portfolio Management Agreement is qualified in its entirety by reference to the NFJ Portfolio Management Agreement and the Addendum thereto adding the AGI Value Fund to the Agreement, both of which are attached to this Prospectus/Information/Proxy Statement as Appendix F. The NFJ Portfolio Management Agreement was approved by the Board of Trustees of the Trust, including the Independent Trustees, at a meeting held July 31, 2008, and was entered into effective August 15, 2008.

The NFJ Portfolio Management Agreement provides that, subject to the general supervision of the Trustees and the Adviser, NFJ shall provide a continuous investment program for the AGI Value Fund and determine the composition of the AGI Value Fund’s investment portfolio, including determination of the purchase, retention or sale of securities, cash and other investments for the AGI Value Fund. NFJ provides such services in accordance with the AGI Value Fund’s investment objective, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented and amended from time to time and delivered to NFJ. For the services provided, the Adviser (not the Fund) pays NFJ a monthly fee for the AGI Value Fund at the annual rate (based on the average daily net assets of the AGI Value Fund) of 0.35%, the same fee rate previously paid to OCC under the OCC Portfolio Management Agreement.

The NFJ Portfolio Management Agreement provides that it will continue in effect with respect to the AGI Value Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the AGI Value Fund provided such continuance is approved at least annually (a) by a vote of the majority of the entire Board of Trustees of the Trust or (b) by the vote of a majority of the outstanding voting securities of the AGI Value Fund, and provided that continuance is also approved by a vote of the majority of the Trustees who

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are not “interested persons” (as defined in the 1940 Act) of the Trust, the Adviser or NFJ, cast in person at a meeting called for the purpose of voting on such approval. The NFJ Portfolio Management Agreement provides that it may not be materially amended with respect to the AGI Value Fund without a vote of the majority of the outstanding voting securities of the AGI Value Fund, except to the extent permitted by the terms of any exemptive relief that may be granted by the SEC or by any applicable SEC rule, and also provides that it terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

The NFJ Portfolio Management Agreement may be terminated at any time with respect to the AGI Value Fund, without the payment of any penalty by (a) the Trust by a vote of the majority of the Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, by vote of a majority of the outstanding voting securities of the AGI Value Fund, upon 60 days’ notice to NFJ, (b) by the Adviser upon 60 days’ written notice to NFJ, or (c) by NFJ upon 60 days’ written notice to the Trust.

The NFJ Portfolio Management Agreement provides that, except as required by applicable law, NFJ and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of NFJ’s obligations and duties under the Agreement. In addition, the NFJ Portfolio Management Agreement provides that the Adviser and NFJ shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party’s responsibilities to the Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by NFJ or any affiliated person of NFJ.

Trustees’ Considerations. In approving the NFJ Portfolio Management Agreement, the Trustees, including the Independent Trustees, requested and evaluated information about NFJ provided by the Adviser which, in the Adviser’s opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the NFJ Portfolio Management Agreement would be in the best interests of the AGI Value Fund and its shareholders.

The Trustees considered and approved the NFJ Portfolio Management Agreement at an in-person meeting held on July 31, 2008, for which they received information relating to the proposal, but also took into account information regarding the AGI Value Fund and its fees and expenses and NFJ and its personnel and resources that the Board had most recently reviewed in connection with the annual review and approval of the Trust’s advisory and sub-advisory arrangements, culminating in December, 2007. The Trustees also considered the Adviser’s recommendation that NFJ replace OCC as sub-adviser to the AGI Value Fund in the context of the AGI Value Fund’s disappointing performance in recent years. The Adviser had indicated that it believed the NFJ’s value based investment approach could improve the AGI Value Fund’s performance. They also considered the Adviser’s stated intention to recommend that the AGI Value Fund be reorganized into the NFJ Large-Cap Value Fund, and that it would be difficult to find another firm to manage the AGI Value Fund’s portfolio during that interim period.

During the course of their review, the Trustees met with and discussed the proposal with representatives of the Adviser and NFJ and received assistance and advice, including written memoranda, from counsel regarding

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the legal standards applicable to the consideration of advisory arrangements. The Independent Trustees were also assisted in their evaluation of the proposal by independent legal counsel, with whom they met separately from management.

In considering the NFJ Portfolio Management Agreement and the information about NFJ provided, the Trustees considered the nature, extent and quality of the services to be provided by NFJ, taking into account the relative complexity of managing the Fund, the size of NFJ’s staff and NFJ’s assets under management, and the adequacy of NFJ’s resources given the size and complexity of the AGI Value Fund and NFJ’s other assets under management. Among other matters, the Trustees considered the management style to be used for the AGI Value Fund, which was described as a “large-cap value” style, the fact that this large-cap value management style is a core investment approach of NFJ used for other series of the Trust and the fact that OCC used a large-cap value style in managing the AGI Value Fund previously. The Trustees also considered the total return performance of the AGI Value Fund and of Funds and accounts utilizing the large-cap value investment approach to be used by NFJ in managing the AGI Value Fund’s portfolio, as well as performance information about comparative peer group total return performance information through June 30, 2008. In addition, the Trustees considered the identities and experience of the investment personnel at NFJ who would be providing portfolio management services to the AGI Value Fund, including Jeffrey S. Partenheimer, Benno J. Fischer, Paul A. Magnuson and Thomas W. Oliver, who would share primary responsibility for the day-to-day management of the AGI Value Fund.

The Trustees considered the fact that the NFJ Portfolio Management Agreement would have terms and conditions substantially identical to those of the OCC Portfolio Management Agreement and portfolio management agreements pursuant to which NFJ provides sub-advisory services to other series of the Trust. The Trustees considered the proposed advisory and sub-advisory fees and noted that neither the sub-advisory or advisory fees nor other expenses of the AGI Value Fund would increase as a result of the retention of NFJ and that the AGI Value Fund’s total annual operating expenses would remain the same. Among other information, the Trustees considered (i) the level of the Fund’s advisory fees versus its peer group and peer universe as provided by Lipper; (ii) the level of the AGI Value Fund’s sub-advisory fees; (iii) the allocation of the advisory fee between the Adviser and the sub-adviser, and the services provided by the Adviser, on the one hand, and the sub-adviser, on the other hand; (iv) that the Adviser (and not the AGI Value Fund) pays the sub-advisory fees; (v) that the AGI Value Fund pay a unitary fee for non-advisory services, which differentiates the AGI Value Fund from many in the industry; and (vi) the AGI Value Fund’s total expenses as compared to those funds in its peer group and peer universe as provided by Lipper. The Trustees also considered fees paid to NFJ for separate accounts managed with the mid-cap, large-cap and dividend-value strategies. The Trustees also took into consideration the fact that as part of their review of the AGI Value Fund’s advisory and sub-advisory arrangements culminating in December, 2008, they determined that fee amounts identical to those to be paid under the NFJ Portfolio Management Agreement were reasonable.

The Trustees considered the impact the transition to NFJ would have on the AGI Value Fund’s portfolio, including the estimated transaction costs and expenses related to restructuring the AGI Value Fund’s portfolio to comport with its proposed new investment strategies and NFJ’s management approach, as well as the potential for impact to shareholders from the recognition of gains from the sale of portfolio securities made in restructuring the portfolio.

The Trustees considered that under the NFJ Portfolio Management Agreement, NFJ may obtain research services from brokers in connection with portfolio securities transactions for the Fund as described under “Brokerage and Research Services” below.

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The Trustees reviewed information regarding the cost of services provided by the Adviser (which took into account the sub-advisory fees to be paid to NFJ and the costs to be incurred by NFJ in providing services to the AGI Value Fund) and the estimated profitability of the Adviser’s relationship with the AGI Value Fund both assuming that the AGI Value Fund continued to be sub-advised by OCC and assuming portfolio management responsibilities were transferred to NFJ. The Trustees concluded that they were satisfied that the Adviser’s estimated level of profitability from its relationship with the AGI Value Fund would not be excessive if portfolio management responsibilities were transferred to NFJ.

The Trustees considered the extent to which the Adviser and NFJ may realize economies of scale or other efficiencies in managing and supporting the AGI Value Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the AGI Value Fund. The Trustees noted that the methodology used by the Adviser to determine profitability has a bearing on their analysis of economies of scale. The Trustees noted that the AGI Value Fund would retain its administrative fee breakpoint schedule and noted that the Independent Trustees had concluded in prior years that, under the circumstances, breakpoints in the administrative fee were an effective way to share any economies of scale or other efficiencies with AGI Value Fund shareholders.

Based on these and other considerations as required by the exemptive order, the Trustees and the Independent Trustees determined that the change of sub-adviser from OCC to NFJ was in the best interests of the AGI Value Fund and its shareholders and did not involve a conflict of interest from which the Adviser, OCC or NFJ derived an improper advantage.

After consideration of the foregoing factors and such other factors as the Trustees deemed relevant, the Trustees, including the Independent Trustees, unanimously concluded that it would be appropriate and desirable for NFJ to act as investment sub-adviser to the AGI Value Fund and that their approval of the NFJ Portfolio Management Agreement for the AGI Value Fund was in the best interests of the AGI Value Fund and its shareholders.

II. Other Information

Investment Adviser

NFJ is a wholly-owned subsidiary of the Adviser, which is located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America, L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S.

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Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

Allianz SE owns 100% of Dresdner Bank AG (although it recently announced an agreement to sell Dresdner Bank AG) Credit Lyonnais, as well as certain broker-dealers that might be controlled by or affiliated with this entity or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, may be considered to be affiliated persons of the Adviser and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the AGI Value Fund is generally precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the AGI Value Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

For the most recently completed fiscal year, ended June 30, 2008, the AGI Value Fund did not pay any commissions to any Affiliated Broker.

Description of the Advisory Agreement. Allianz Global Investors Management currently acts as the Adviser to the AGI Value Fund. Allianz Funds (the “Trust”) and the Adviser have entered into an Amended and Restated Investment Advisory Agreement dated November 15, 1994, as further amended and restated as of May 5, 2000, as novated by the Novation dated September 30, 2002 among the Trust, the Adviser and Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.; formerly PIMCO Advisors L.P.), as further amended or supplemented from time to time (the “Advisory Agreement”). The Advisory Agreement was last approved by the Trustees of the Trust at a meeting held in December 2007 in connection with the Trustees’ annual review and approval of the AGI Value Fund’s advisory arrangements. The Advisory Agreement was last submitted for approval by the AGI Value Fund’s shareholders when it was approved by the sole initial shareholder on July 19, 2002 in connection with the commencement of AGI Value Fund operations.

The Advisory Agreement requires that subject to the general supervision of the Trustees, the Adviser, either directly or through others engaged by it, provide a continuous investment program for the AGI Value Fund and determine the composition of the assets of the AGI Value Fund, including the determination of the purchase, retention or sale of securities, cash and other investments for the AGI Value Fund. The Adviser provides or arranges for the provision of such services in accordance with the AGI Value Fund’s investment objectives, investment policies and investment restrictions as stated in the Trust’s registration statement filed with the SEC, as supplemented from time to time. The Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that the Adviser would be obligated to provide under the Advisory Agreement.

The Advisory Agreement provides that it will, unless sooner terminated in accordance with its terms, continue in effect with respect to the AGI Value Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees of the Trust or (ii) by the vote of a majority of the outstanding voting securities of the Fund, and provided continuance is also specifically approved by the vote of a majority of the Board of Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting

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on such approval. The Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the AGI Value Fund.

The Advisory Agreement may be terminated by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to the AGI Value Fund, by vote of a majority of the outstanding voting shares of the AGI Value Fund, on 60 days’ written notice to the Adviser.

The Advisory Agreement provides that the Adviser will not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement provides that the Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

For investment advisory services, the Fund pays AGIFM an advisory fee at the annual rate of 0.45% of the AGI Value Fund’s average daily net assets. During the fiscal year ended June 30, 2008, the AGI Value Fund paid the Adviser $6,158,640 under the Advisory Agreement.

Information about the Sub-Adviser

NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ is a Delaware limited partnership and is an indirect wholly owned subsidiary of Allianz and is an affiliate of AGIFM. Information about the ownership of Allianz is provided above under “Investment Adviser.” NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. NFJ has two partners: Allianz Global Investors U.S. Equities LLC as the limited partner, and NFJ Management Inc. as the general partner. Accounts managed by NFJ (on a discretionary and non-discretionary basis) had combined assets as of June 30, 2008, of approximately $35.6 billion.

Information about the managing directors and executive officers of NFJ is provided below.

Officer/Director	Principal Role
Barbara R. Claussen	Chief Operating Officer
Benno J. Fischer	Managing Director and Portfolio Manager
John L. Johnson	Managing Director and Portfolio Manager
Paul A. Magnuson	Managing Director and Portfolio Manager
J. Christopher Najork	Managing Director and Portfolio Manager
Jeffrey S. Partenheimer	Managing Director and Portfolio Manager

The address of the individuals listed above is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

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Other Funds Managed by the Sub-Adviser

NFJ also manages the following funds that have similar investment objectives and strategies to that of the AGI Value Fund:

Fund	Investment Objective	Size (Net Assets as of 06/30/08)	NFJ Rate of Compensation	Fee Waivers
NFJ Large-Cap Value Fund	Seeks long-term growth of capital and income	$1,040,529,000	0.35%	None
NFJ All-Cap Value Fund	Seeks long-term growth of capital and income	$33,581,000	0.65%	None
NFJ Dividend Value Fund	Seeks long-term growth of capital and income	$7,869,195,000	0.45%	None
NFJ Mid-Cap Value Fund	Seeks long-term growth of capital and income	$11,654,000	0.60%	None
NFJ Small-Cap Value Fund	Seeks long-term growth of capital and income	$4,300,190	0.60%	None

Certain Trustees and Officers of the Trust

The following table lists the names of each Trustee and officer of the Trust who is also an officer, employee, director, general partner or shareholder of the Adviser or NFJ:

Name	Position with Trust	Position with Adviser or NFJ
E. Blake Moore, Jr.	President and Chief Executive Officer	Managing Director, AGIFM
Udo Frank	Trustee	Member of Management Board
John C. Maney	Trustee	Member of Management Board, Chief Financial Officer

Principal Underwriter

AGID (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares, including those of the AGI Value Fund, pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the SEC. During the fiscal year ended June 30, 2008, the Fund paid $7,908,482 under its distribution and/or service (12b-1) plans.

Brokerage and Research Services

The AGI Value Fund’s portfolio transactions on U.S. stock exchanges and other agency transactions involve the payment by the AGI Value Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the AGI Value Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the AGI Value Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

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When NFJ places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the AGI Value Fund, it is anticipated that such transactions will be effected through a substantial number of brokers and dealers selected by it in its discretion. In so doing, NFJ intends to use its best efforts to obtain for the AGI Value Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, NFJ, having in mind the AGI Value Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Although the AGI Value Fund may use a broker-dealer that sells AGI Value Fund shares to effect transactions for the AGI Value Fund’s portfolio, the AGI Value Fund, the Adviser and NFJ will not consider the sale of AGI Value Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, NFJ may receive services from many broker-dealers with which NFJ may place the AGI Value Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities and services related to the execution of securities transactions. The advisory or sub-advisory fees paid by the AGI Value Fund are not reduced because NFJ receives such services even though the receipt of such services relieves NFJ from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by NFJ to place the AGI Value Fund’s portfolio transactions may be useful to NFJ in providing services to NFJ’s other clients, although not all of these services may be necessarily useful and of value to NFJ in managing the AGI Value Fund. Conversely, research and brokerage services provided to NFJ by broker-dealers in connection with trades executed on behalf of other clients of NFJ may be useful to NFJ in managing the AGI Value Fund, although not all of these services may be necessarily useful and of value to NFJ in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), under the NFJ Portfolio Management Agreement, NFJ may cause the AGI Value Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to NFJ an amount of commission for effecting a securities transaction for the AGI Value Fund in excess of the commission that another broker-dealer would have charged for effecting the transaction if NFJ determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which NFJ exercises investment decisions.

During the fiscal year ended June 30, 2008, the AGI Value Fund paid $3,039,755.67 in brokerage commissions.

Outstanding Shares and Significant Shareholders

No Trustee of the AGI Value Fund purchased or sold, within the fiscal year June 30, 2008, any securities in the investment sub-adviser, its parents, or its subsidiaries that amounted to greater than one percent of the outstanding securities of any class of the investment adviser, its parents, or its subsidiaries.

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APPENDIX F

PORTFOLIO MANAGEMENT AGREEMENT AND ADDENDUM

PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this 5th day of May, 2000 between PIMCO Advisors L.P. (the “Adviser”), a limited partnership, and NFJ Investment Group (the “Portfolio Manager”), a general partnership.

WHEREAS, PIMCO Funds: Multi-Manager Series (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest (“Shares”) in separate series, with each such series representing interests in a separate portfolio; and

WHEREAS, the Trust has established multiple series, including operational series and series that are expected to be operational; and

WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “Advisers Act”); and

WHEREAS, the Trust has retained the Adviser to render management services to the Trust’s series pursuant to an Investment Advisory Agreement dated as of May 5, 2000, and such Agreement authorizes the Adviser to engage sub-advisers to discharge the Adviser’s responsibilities with respect to the management of such series; and

WHEREAS, the Adviser desires to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to such series and the Adviser in the manner and on the terms hereinafter set forth.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Portfolio Manager as follows:

1. Appointment. The Adviser hereby appoints NFJ Investment Group to act as Portfolio Manager to PIMCO Small-Cap Value, NFJ Equity Income, NFJ Value and NFJ Value Funds (the “Funds”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series of the Trust other than the Funds, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Funds’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Funds, when these transactions should be executed, and what portion of the assets of the Funds should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Funds. To the extent permitted by the investment policies of the Funds, the Portfolio Manager shall make decisions for the Funds as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Funds. The Portfolio Manager will provide the services under this Agreement in accordance with each Fund’s investment objective or objectives, investment policies, and investment restrictions as stated in the Trust’s registration statement filed on Form N-1A with the SEC, as supplemented or amended from time to time (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

(a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Registration Statement, as supplemented or amended from time to time.

(b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

(c) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant (“FCM”) selection, and for negotiation of commission rates. The Portfolio Manager’s primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and subject to any other applicable laws and regulations, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Funds to the Portfolio Manager if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

(d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.

In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

(e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of such Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to such Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian.

(f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Fund for which the custodian and recordkeeping agent(s) seek assistance from the Portfolio Manager or identify for review by the Portfolio Manager.

(g) Will make available to the Trust and the Adviser, promptly upon request, any of the Funds’ investment records and ledgers as are necessary to assist the Trust to comply with the requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(h) Will regularly report to the Trust’s Board of Trustees on the investment program for each Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Trust’s Board of Trustees with respect to each Fund such periodic and special reports as the Trustees may reasonably request.

(i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager’s knowledge:

(i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person’s conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

(ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager’s Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager’s Form ADV, and any supplements or amendments thereto, as filed with the SEC.

4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

(a) Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Trust’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(c) Expenses of the Trust’s custodial services, including recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of obtaining Portfolio Activity Reports for each Fund;

(f) Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates;

(h) Taxes, if any, levied against the Trust or any of its series;

(i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;

(j) Costs, including the interest expenses, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the registration of shares with federal and state securities or insurance authorities;

(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Costs of printing stock certificates, if any, representing Shares of the Trust;

(n) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p) Association membership dues;

(q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

5. Compensation. For the services provided, the Adviser will pay the Portfolio Manager a fee accrued and computed daily and payable monthly, based on the average daily net assets of each Fund as set forth on the Schedule A attached hereto.

6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Trust or any Fund.

7. Compliance.

(a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that a Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio Manager further agrees to notify the Adviser and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

(b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Trust, the Portfolio Manager shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust’s agent.

9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or other applicable law, the Adviser agrees that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”) controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

13. Indemnification. The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act (“affiliated person”) of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Adviser (collectively, “PM Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager’s indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager (collectively, “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Portfolio Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than an Adviser Indemnified Person); provided, however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager, or any affiliated person or controlling person of the Portfolio Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

14. Duration and Termination. This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to a Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule. This Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Trust;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment, as that term is defined in the 1940 Act, by the Portfolio Manager.

15. Agreement and Declaration of Trust. A copy of the Second Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

16. Miscellaneous.

(a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

PIMCO ADVISORS L.P.

By:
Attest:	Title:
Title:
NFJ INVESTMENT GROUP

By:
Attest:	Title:

Schedule A

Fund	Portfolio Manager	Annual Fee Rate*
NFJ Equity Income Fund	NFJ Investment Group	0.35%
NFJ Value Fund	NFJ Investment Group	0.35%
Small-Cap Value Fund	NFJ Investment Group	0.50%
NFJ Value 25	NFJ Investment Group	0.40%

*	The Annual Fee Rates are based on the average daily net assets of the particular Fund taken separately.

ADDENDUM TO PORTFOLIO MANAGEMENT AGREEMENT

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

August 15, 2008

NFJ Investment Group L.P.

2100 Ross Avenue, Suite 700

Dallas, TX 75201

RE:	Allianz Global Investors Value Fund

Ladies and Gentlemen:

This will confirm the agreement between Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (the “Adviser”) and NFJ Investment Group L.P. (the “Portfolio Manager”) as follows:

1. Allianz Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and consisting of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Up to eight separate classes of shares of beneficial interest in the Trust are offered to investors with respect to each investment portfolio. Allianz Global Investors Value Fund (formerly, Allianz OCC Value Fund) (the “Fund”) is a separate investment portfolio of the Trust.

2. In reliance on and in accordance with a Securities and Exchange Commission order (the “Order”) granted to the Trust under Section 6(c) of the Investment Company Act of 1940 (the “1940 Act”) for an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act, the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust, have authorized the replacement of the Fund’s current sub-adviser, Oppenheimer Capital LLC (“OCC”), a wholly-owned indirect subsidiary (as defined in section 2(a)(43) of the 1940 Act) of Allianz Global Investors of America L.P. (“AGI”), with the Portfolio Manager, also a wholly-owned indirect subsidiary of AGI, without approval of the Fund’s shareholders, and have made various required findings required under the Order, and the portfolio management agreement between the Adviser and OCC with respect to the Fund has been terminated as of the date hereof.

3. The Adviser and the Portfolio Manager have entered into a Novation Agreement dated September 30, 2002, pursuant to which the Adviser agreed to assume the duties of Allianz Global Investors of America L.P. (formerly Allianz Dresdner Asset Management of America L.P.) (the “Prior Adviser”) under a Portfolio Management Agreement between the Prior Adviser and the Portfolio Manager dated May 5, 2000 (as novated and as from time to time in effect, the “Agreement”), to provide investment advisory and other services specified in the Agreement to specified series of the Trust, and the Portfolio Manager has accepted such employment.

4. As provided in paragraph 1 of the Agreement, the Adviser hereby appoints the Portfolio Manager to serve as Portfolio Manager with respect to the Fund, and the Portfolio Manager accepts such appointment, the terms and conditions of such employment to be governed by the Agreement, which is hereby incorporated herein by reference. The Adviser and the Portfolio Manager agree to observe the applicable terms of the Order while the Agreement remains in effect with respect to the Fund.

5. As provided in paragraph 5 of the Agreement and subject to further conditions set forth therein, the Adviser shall with respect to the Fund pay the Portfolio Manager a monthly fee at the following annual rate based upon the average daily net assets of the Fund:

Fund	Fee Rate
Allianz Global Investors Value Fund	0.35%

6. This Addendum and the Agreement shall take effect with respect to the Fund as of the date hereof, and shall remain in effect, unless sooner terminated as provided in the Agreement and herein, with respect to the Fund for a period of two years following such effective date. This Addendum and the Agreement shall continue thereafter on an annual basis with respect to the Fund provided that such annual continuance is specifically approved at least annually (a) by vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities (as such term is defined in 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, and provided that continuance is also approved by vote of a majority of the Board of Trustees of the Trust who are not parties to this Addendum or the Agreement or “interested persons” (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Trust, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Addendum and the Agreement may not be materially amended with respect to the Fund without a majority vote of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, except to the extent permitted by any exemption or exemptions that have or may be granted upon application to the Securities and Exchange Commission (the “SEC”) or by any applicable SEC rule.

This Addendum and the Agreement may be terminated:

(a) by the Trust at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting shares of the Trust or, with respect to the Fund, by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund, on 60 days’ written notice to the Portfolio Manager;

(b) by the Portfolio Manager at any time, without the payment of any penalty, upon 60 days’ written notice to the Adviser;

(c) by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Portfolio Manager.

However, any approval of this Addendum and the Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) of the Fund shall be effective to continue this Addendum and the Agreement with respect to the Fund notwithstanding (a) that this Addendum and the Agreement have not been approved by the holders of a majority of the outstanding shares of any other investment portfolio of the Trust or (b) that this Addendum and the Agreement have not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Addendum and the Agreement will terminate automatically with respect to the services provided by the Portfolio Manager in the event of its assignment (as that term in defined in the 1940 Act and the rules and regulations thereunder, as amended from time to time) by the Portfolio Manager.

[The remainder of this page intentionally left blank]

If the foregoing correctly sets forth the agreement between the Adviser and the Portfolio Manager, please so indicate by signing and returning to the Adviser the enclosed copy hereof.

Very truly yours,

Allianz Global Investors Fund Management LLC

By:	/s/ E. Blake Moore, Jr.
Name:	E. Blake Moore, Jr.
Title:	Chief Executive Officer

ACCEPTED:

NFJ Investment Group L.P.

By:	/s/ Barbara Claussen
Name:	Barbara Claussen
Title:	Managing Director, Chief Operating Officer

By:	/s/ Paul Magnuson
Name:	Paul Magnuson
Title:	Managing Director

ALLIANZ FUNDS

ALLIANZ GLOBAL INVESTORS VALUE FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Allianz Global Investors Value Fund (the “AGI Value Fund”) into the NFJ Large-Cap Value Fund (the “Large-Cap Value Fund” and, together, the “Funds”). The AGI Value Fund and the Large-Cap Value Fund are series of Allianz Funds (the “Trust”).

This SAI contains information that may be of interest to shareholders but which is not included in the Prospectus/Information/Proxy Statement dated October 31, 2008 (the “Prospectus/Information/Proxy Statement”) of the Large-Cap Value Fund, which relates to the Reorganization. As described in the Prospectus/Information/Proxy Statement, the Reorganization is to be effected through the combination of the AGI Value Fund and the Large-Cap Value Fund in a transaction in which the Large-Cap Value Fund will be the surviving Fund. As a result of the proposed transaction, the AGI Value Fund will cease to be a separate series of the Trust and will terminate and AGI Value Fund shareholders will receive in exchange for their AGI Value Fund shares a number of Large-Cap Value Fund shares of the same class, equal in value at the date of the Reorganization to the aggregate value of their AGI Value Fund shares.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information/Proxy Statement. The Prospectus/Information/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Funds, 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-426-0107.

I.	Additional Information about the Large-Cap Value Fund and the AGI Value Fund.

This SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2008 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Trust SAI contains additional information about the Large-Cap Value Fund and the AGI Value Fund.

1

II.	Financial Statements.

A. Incorporation by Reference: This SAI is accompanied by (i) the Annual Reports for Class A, Class B and Class C shares of the Funds for the year ended June 30, 2008, and (ii) the Annual Reports for Class D shares of the Funds for the year ended June 30, 2008, (iii) the Annual Reports for Class R shares of the Funds for the year ended June 30, 2008, and (iv) the Annual Reports for Institutional Class and Administrative Class shares of the Funds for the year ended June 30, 2008 (together, the “Annual Reports”). The Annual Reports contain historical financial information regarding both the AGI Value Fund and the Large-Cap Value Fund. The Annual Reports, including the reports of PricewaterhouseCoopers LLP contained therein, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

B. Unaudited Pro Forma Combined Financial Statements. Unaudited pro forma combined financial statements for the Funds, relating to the Reorganization of the AGI Value Fund into the NFJ Large-Cap Value Fund, including notes to such pro forma financial statements, are set forth below. Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the AGI Value Fund, the AGI Value Fund would combine with the NFJ Large-Cap Value Fund in a transaction in which the NFJ Large-Cap Value Fund will be the surviving Fund. As a result of the proposed transaction, the AGI Value Fund will cease to be a separate series of the Trust and Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shareholders of the AGI Value Fund will receive in exchange for their shares a number of NFJ Large-Cap Value Fund shares of the same class, equal in aggregate value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their AGI Value Fund shares. The pro forma combined financial statements reflect the combined financial position of the AGI Value Fund and the NFJ Large-Cap Value Fund at June 30, 2008, as if the Reorganization had occurred on July 1, 2007. The statement of assets and liabilities and the related statement of operations of AGI Value Fund and NFJ Large-Cap-Value Fund have been combined as of and for the twelve months ended June 30, 2008. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

2

June 30, 2008

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

	AGI Value Fund	NFJ Large-Cap Value Fund	Pro Forma Adjustments	NFJ Large-Cap Value Pro Forma Combined
Assets:
Investments, at value	$902,103	$1,088,222	$—	$1,990,325
Investments in Affiliates, at value	36,584	17,748	—	54,332
Cash	1,984	—	—	1,984
Receivable for investments sold	7,983	18,138	—	26,121
Dividends and interest receivable	2,168	2,631	—	4,799
Receivable for Fund shares sold	299	3,575	—	3,874
Securities lending interest receivable (net)	130	7	—	137

	951,251	1,130,321	—	2,081,572

Liabilities:
Payable for collateral for securities on loan	160,181	61,281	—	221,462
Payable for Fund shares redeemed	8,961	6,834	—	15,795
Payable to securities lending agent	5,516	—	—	5,516
Investment advisory fees payable	309	406	—	715
Administration fees payable	262	297	—	559
Distribution fees payable	247	111	—	358
Servicing fees payable	150	144	—	294
Payable for investments purchased	—	20,719	—	20,719
	175,626	89,792	—	265,418

Net Assets	$775,625	$1,040,529	$—	$1,816,154

Net Assets Consist of:
Paid-in-capital	$1,132,759	$1,204,505	$—	$2,337,264
Undistributed net investment income	10,918	266	—	11,184
Accumulated net realized loss	(167,103)	(43,805)	—	(210,908)
Net unrealized depreciation of investments	(200,949)	(120,437)	—	(321,386)

	$775,625	$1,040,529	$—	$1,816,154

3

	AGI Value Fund	NFJ Large-Cap Value Fund	Pro Forma Adjustments		NFJ Large-Cap Value Pro Forma Combined
Net Assets:
Class A	$260,550	$363,486	$—		$624,036
Class B	$159,172	$34,073	$—		$193,245
Class C	$196,674	$126,016	$—		$322,690
Class D	$49,117	$129,506	$—		$178,623
Class R	$15,300	$20,901	$—		$36,201
Institutional Class	$49,083	$349,924	$—		$399,007
Administrative Class	$45,729	$16,623	$—		$62,352
Shares Issued and Outstanding:
Class A	26,142	21,782	(10,534	)*	37,390
Class B	16,799	2,050	(7,222	)*	11,627
Class C	20,703	7,584	(8,871	)*	19,416
Class D	4,923	7,748	(1,981	)*	10,690
Class R	1,529	1,250	(614	)*	2,165
Institutional Class	4,746	20,860	(1,813	)*	23,793
Administrative Class	4,563	992	(1,832	)*	3,723
Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$9.97	$16.69	$—		$16.69
Class B	$9.48	$16.62	$—		$16.62
Class C	$9.50	$16.62	$—		$16.62
Class D	$9.98	$16.71	$—		$16.71
Class R	$10.01	$16.72	$—		$16.72
Institutional Class	$10.34	$16.77	$—		$16.77
Administrative Class	$10.02	$16.75	$—		$16.75
Cost of Investments	$1,103,052	$1,208,659	$—		$2,311,711

Cost of Investments in Affiliates	$36,584	$17,748	$—		$54,332

*	Classes A, B, C, D and R, and Institutional and Administrative Class shares of AGI Value Fund are exchanged for Classes A, B, C, D and R, and Institutional and Administrative Class shares of NFJ Large-Cap Value Fund, respectively. Initial per share values of each Class are presumed to equal the respective share class values of the NFJ Large-Cap Value Fund.

See Notes to Pro Forma Combined Financial Statements

4

For the twelve months ended June 30, 2008

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (unaudited)

All numbers are in thousands

Amounts in thousands	AGI Value Fund	NFJ Large-Cap Value Fund	Pro Forma Adjustments		NFJ Large-Cap Value Pro Forma Combined
Investment Income:
Interest	$456	$1,915	$—		$2,371
Dividends	34,418	27,030	—		61,448
Securities lending income (net)	948	126	—		1,074

Total Income	35,822	29,071	—		64,893

Expenses:
Investment advisory fees	6,158	4,380	—		10,538
Administration fees	5,131	3,292	(676	)(a)	7,747
Distribution fees—Class B	2,064	303	—		2,367
Distribution fees—Class C	2,590	941	—		3,531
Distribution fees—Class R	67	63	—		130
Servicing fees—Class A	1,152	887	—		2,039
Servicing fees—Class B	688	101	—		789
Servicing fees—Class C	863	314	—		1,177
Servicing fees—Class D	238	285	—		523
Servicing fees—Class R	67	63	—		130
Servicing fees—Administrative Class	192	16	—		208
Trustees’ fees	147	123	—		270
Interest expense	44	—	—		44
Miscellaneous expense	2	2	—		4
Total Expenses	19,403	10,770	(676)		29,497

Net Investment Income	16,419	18,301	676		35,396

Realized and Change in Unrealized Loss:
Net realized loss on investments	(153,910)	(39,980)	—		(193,890)
Net change in unrealized appreciation/depreciation of investments	(361,858)	(165,075)	—		(526,933)
Net Realized and Change in Unrealized Loss	(515,768)	(205,055)	—		(720,823)

Net Decrease in Net Assets
Resulting from Investment Operations	$(499,349)	$(186,754)	$676		$(685,427)

(a)	A decrease in the Administration fee is due to the combined Funds assets meeting breakpoint waivers that were not met by the assets of the AGI Value Fund before merging the Funds.

See Notes to Pro Forma Combined Financial Statements.

5

June 30, 2008

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (unaudited)—June 30, 2008

		OCC Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
		Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)
	COMMON STOCK

	Aerospace
	Boeing Co.	235,800	$15,497			235,800	$15,497	0.9%
X	Lockheed Martin Corp.	114,700	11,316			114,700	11,316	0.6%
X	Raytheon Co.	239,300	13,468			239,300	13,468	0.7%

			40,281		$—		40,281	2.2%

	Capital Goods
	3M Co.	195,100	13,577			195,100	13,577	0.8%
X	Tyco International Ltd.	331,100	13,257			331,100	13,257	0.7%

			26,834		—		26,834	1.5%

	Consumer Discretionary
	Carnival Corp., UNIT	245,400	8,088	565,000	18,622	810,400	26,710	1.6%
	CBS Corp., Class B			976,600	19,034	976,600	19,034	1.0%
	Fortune Brands, Inc.(d)			145,200	9,062	145,200	9,062	0.5%
	Harley-Davidson, Inc.(d)			175,600	6,367	175,600	6,367	0.4%
	Home Depot, Inc.			426,300	9,984	426,300	9,984	0.5%
	International Business Machines Corp.			91,200	10,810	91,200	10,810	0.6%
	Johnson Controls, Inc.			345,800	9,918	345,800	9,918	0.5%
	Paccar, Inc.(d)			254,099	10,629	254,099	10,629	0.6%
	Time Warner, Inc.			719,600	10,650	719,600	10,650	0.6%
X	Yum! Brands, Inc.	327,000	11,475			327,000	11,475	0.6%

			19,563		105,076		124,639	6.9%

	Consumer Staples
	Altria Group, Inc.	414,900	8,530	1,153,500	23,716	1,568,400	32,246	1.8%
	Anheuser-Busch Cos., Inc.			176,900	10,989	176,900	10,989	0.6%
	Archer-Daniels-Midland Co.(d)			633,000	21,364	633,000	21,364	1.2%
	Kimberly-Clark Corp.			380,400	22,740	380,400	22,740	1.3%
X	SUPERVALU, Inc.(d)	436,100	13,471			436,100	13,471	0.7%
X	SYSCO Corp.	947,700	26,071			947,700	26,071	1.4%
X	Unilever PLC ADR	1,192,000	33,865			1,192,000	33,865	1.9%

			81,937		78,809		160,746	8.9%

	Energy
	Apache Corp.			250,900	34,875	250,900	34,875	1.9%
X	BP PLC ADR(d)	593,200	41,269			593,200	41,269	2.3%

6

		OCC Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
		Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)
	Chevron Corp.	558,700	$55,384	124,600	$12,352	683,300	$67,736	3.7%
	ConocoPhillips	372,800	35,189	372,000	35,113	744,800	70,302	3.9%
	Diamond Offshore Drilling, Inc.			172,200	23,960	172,200	23,960	1.3%
	Halliburton Co.			452,500	24,014	452,500	24,014	1.3%
X	Hess Corp.(d)	331,848	41,876			331,848	41,876	2.3%
	Marathon Oil Corp.			671,700	34,841	671,700	34,841	1.9%
X	Transocean, Inc.(b)	128,200	19,536			128,200	19,536	1.1%
	Valero Energy Corp.			775,100	31,919	775,100	31,919	1.8%

			193,254		197,074		390,328	21.5%

	Environmental Services
X	Nalco Holding Co.	396,900	8,395			396,900	8,395	0.5%

	Financial Services
	Allstate Corp.			783,200	35,706	783,200	35,706	1.9%
X	American International Group, Inc.	524,900	13,889			524,900	13,889	0.8%
	Annaly Capital Management, Inc., REIT	2,196,700	34,071			2,196,700	34,071	1.8%
	Bank of America Corp.	299,000	7,137	848,800	20,261	1,147,800	27,398	1.5%
X	Capital One Financial Corp.(d)	691,000	26,265			691,000	26,265	1.4%
X	CapitalSource, Inc., REIT(d)	1,602,200	17,752			1,602,200	17,752	1.0%
X	CIT Group, Inc.(d)	2,118,700	14,428			2,118,700	14,428	0.8%
X	Citigroup, Inc.(d)	955,000	16,006			955,000	16,006	0.9%
X	Genworth Financial, Inc., Class A	1,041,800	18,554			1,041,800	18,554	1.0%
X	Lehman Brothers Holdings, Inc.(d)	765,900	15,173			765,900	15,173	0.8%
X	MBIA, Inc.(d)	708,200	3,109			708,200	3,109	0.2%
	MetLife, Inc.			567,900	29,968	567,900	29,968	1.7%
	Morgan Stanley	223,000	8,044	427,500	15,420	650,500	23,464	1.3%
X	National City Corp.(d)	1,419,500	6,771			1,419,500	6,771	0.3%
X	PMI Group, Inc.(d)	898,500	1,752			898,500	1,752	0.1%
	ProLogis, REIT			381,800	20,751	381,800	20,751	1.1%
	Prudential Financial, Inc.(d)	187,400	11,195	287,400	17,169	474,800	28,364	1.6%
X	Regions Financial Corp.(d)			1,443,700	15,751	1,443,700	15,751	0.9%
	Simon Property Group, Inc., REIT(d)			119,000	10,697	119,000	10,697	0.6%
	Travelers Cos., Inc.			820,800	35,623	820,800	35,623	2.0%
	Wells Fargo & Co.			429,500	10,200	429,500	10,200	0.6%

			194,146		211,546		405,692	22.3%

7

		OCC Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
		Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)
	Healthcare
	Aetna, Inc.	691,300	$28,018			691,300	$28,018	1.5%
	Cigna Corp.			509,300	$18,024	509,300	18,024	1.0%
	Johnson & Johnson			377,400	24,282	377,400	24,282	1.3%
	Pfizer, Inc.			1,210,100	21,141	1,210,100	21,141	1.2%
X	Theravance, Inc.(b)(d)	570,000	6,766			570,000	6,766	0.4%
X	WellPoint, Inc.(b)	760,700	36,255			760,700	36,255	2.0%
	Wyeth			504,200	24,181	504,200	24,181	1.3%

			71,039		87,628		158,667	8.7%

	Industrial
	3M Co.			164,100	11,420	164,100	11,420	0.6%
	Burlington Northern Santa Fe Corp.			127,300	12,716	127,300	12,716	0.7%
	Caterpillar, Inc.			292,300	21,578	292,300	21,578	1.3%
	FedEx Corp.			136,600	10,763	136,600	10,763	0.6%
	General Electric Co.	2,122,400	56,647	409,300	10,924	2,531,700	67,571	3.7%
	Northrop Grumman Corp.			336,700	22,525	336,700	22,525	1.2%
	Waste Management, Inc.			304,300	11,475	304,300	11,475	0.6%

					101,401		158,048	8.7%

	Information Technology
	Hewlett-Packard Co.			240,800	10,646	240,800	10,646	0.6%
	Microsoft Corp.			446,300	12,277	446,300	12,277	0.7%
	Xerox Corp.			1,568,800	21,273	1,568,800	21,273	1.1%

					44,196		44,196	2.4%

	Materials & Processing
	Alcoa, Inc.			622,500	22,173	622,500	22,173	1.2%
	Dow Chemical Co.			879,000	30,686	879,000	30,686	1.7%
	Freeport-McMoRan Copper & Gold, Inc.(d)			204,314	23,944	204,314	23,944	1.3%
	International Paper Co.			308,200	7,181	308,200	7,181	0.4%
	Nucor Corp.			164,500	12,283	164,500	12,283	0.7%
	PPG Industries, Inc.			152,000	8,720	152,000	8,720	0.5%

					104,987		104,987	5.8%

	Telecommunication Services
	AT&T, Inc.			1,220,100	41,105	1,220,100	41,105	2.2%
	Verizon Communications, Inc.			905,700	32,062	905,700	32,062	1.8%

					73,167		73,167	4.0%

8

		OCC Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
		Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)
	Utilities
X	American Electric Power Co., Inc.	473,400	$19,045			473,400	$19,045	1.0%
X	Constellation Energy Group, Inc.	280,400	23,021			280,400	23,021	1.3%
	Dominion Resources, Inc.			266,000	$12,632	266,000	12,632	0.7%
	Edison International			454,100	23,332	454,100	23,332	1.3%

			42,066		35,964		78,030	4.3%

	Total Common Stock (cost—$937,218 and $1,160,285)		677,515		1,039,848		1,774,010	97.7%

	SHORT-TERM INVESTMENTS

	Collateral Invested for Securities on Loan(c)
X	Allianz Dresdner Daily Asset Fund(e)	36,584,314	36,584	17,747,856	17,748	54,332,170	54,332	2.9%

		Principal Amount (000s)		Principal Amount (000s)		Principal Amount (000s)
X	Bayerische Landesbank, 2.547% due 9/23/08, FRN	$1,000	1,000			$1,000	1,000	0.1%
	Calyon, 2.75% due 7/1/08	30,000	30,000	$10,000	10,000	40,000	40,000	2.2%
	Danske Bank A/S, 3.15% due 7/1/08	25,000	25,000	25,000	25,000	50,000	50,000	2.8%
	Deutsche Bank, 2.50% due 7/1/08	11,597	11,597	8,533	8,533	20,130	20,130	1.1%
X	Dexia Bank S.A., 3.15% due 7/1/08	25,000	25,000			25,000	25,000	1.4%
X	Goldman Sachs Group L.P., Series 2, 2.541% due 9/12/08, FRN(a)	20,000	20,000			20,000	20,000	1.1%
X	Morgan Stanley, 2.16% due 9/3/08, FRN	7,000	7,000			7,000	7,000	0.4%
X	Northern Rock PLC, 2.527% due 8/1/08, FRN(a)(f)	4,000	4,000			4,000	4,000	0.2%

			160,181		61,281		221,462	12.2%

9

	OCC Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
	Principal Amount (000s)	Value (000s)	Principal Amount (000s)	Value (000s)	Principal Amount (000s)	Value (000s)
Repurchase Agreement
State Street Bank & Trust Co., dated 6/30/08, 1.65%, due 7/1/08, proceeds $44,346 and $4,841, respectively; collateralized by Federal Home Loan Bank, 5.00%, due 7/16/08, valued at $45,234 including accrued interest; Freddie Mac, 2.00%, due 7/9/08, valued at $160 including interest and Federal Home Loan Bank, 5.01%, due 7/9/08, valued at $4,779 including accrued interest, respectively (cost—$44,344 and $4,841, respectively)	$44,344	$44,344	$4,841	$4,841	$49,185	$49,185	2.7%

Total Short-Term Investments (cost—$204,525 and $66,122, respectively)		204,525		66,122		270,647	14.9%

Total Investments (cost—$1,141,743 and $1,226,407, respectively)		882,040		1,105,970		2,044,657	112.6%

Liabilities in excess of other assets		(163,062)		(65,441)		(228,503)	-12.6%

Net Assets		$718,978		$1,040,529		$1,816,154	100.0%

Notes to Schedule of Investments

(amounts in thousands):

(a)	144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these securities are not considered to be illiquid.
(b)	Non-income producing.
(c)	Security purchased with the cash proceeds from securities on loan.
(d)	All or portion of securities on loan with an aggregate market value of $157,479 and $59,469, respectively; cash collateral of $165,484 and $61,161, respectively, was received with which the Funds purchased short-term investments.
(e)	Affiliated fund.
(f)	Illiquid security.

10

Glossary:

ADR—American Depositary Receipt

FRN—Floating Rate Note. The interest disclosed reflects the rate in effect on June 30, 2008.

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

X—Designates AGI Value Fund securities that were sold or otherwise disposed of by the AGI Value Fund during the period from July 1, 2008 through September 30, 2008. See the Pro Forma Schedule of Investments (unaudited) for the period ending September 30, 2008 (below) for the Fund’s schedule of investments as of September 30, 2008.

PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (unaudited)—September 30, 2008

	AGI Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)
COMMON STOCK

Aerospace
Boeing Co.	235,800	$13,523			235,800	$13,523	0.9%

Capital Goods
3M Co.	97,100	6,633			97,100	6,633	0.4%

Consumer Discretionary
Carnival Corp., UNIT(b)	336,300	11,888	510,000	$18,028	846,300	29,916	2.0%
CBS Corp., Class B	800,000	11,664	976,600	14,239	1,776,600	25,903	1.7%
CVS Corp.	87,100	2,932	133,800	4,504		7,436	0.5%
Fortune Brands, Inc.	110,000	6,310	145,200	8,329	255,200	14,639	0.9%
Harley-Davidson, Inc.(b)	150,000	5,595	175,600	6,550	325,600	12,145	0.7%
Home Depot, Inc.			426,300	11,037	426,300	11,037	0.7%
Johnson Controls, Inc.	210,000	6,369	345,800	10,488	555,800	16,857	1.1%
Paccar, Inc.(b)			254,099	9,704	254,099	9,704	0.6%
Time Warner, Inc.	400,000	5,244	663,600	8,700	1,063,600	13,944	0.9%

		50,002		91,579		141,581	9.1%

Consumer Staples
Altria Group, Inc.	639,900	12,696	1,005,500	19,949	1,645,400	32,645	2.1%
Archer-Daniels-Midland Co.(b)	535,000	11,722	813,000	17,813	1,348,000	29,535	1.9%
Kimberly-Clark Corp.	215,000	13,941	318,400	20,645	533,400	34,586	2.2%

		38,359		58,407		96,766	6.2%

Energy
Apache Corp.	120,000	12,514	255,900	26,685	375,900	39,199	2.5%
Chevron Corp.	232,500	19,177	231,800	19,119	464,300	38,296	2.5%
ConocoPhillips	245,300	17,968	362,500	26,553	607,800	44,521	2.9%
Diamond Offshore Drilling, Inc.	128,000	13,192	177,700	18,314	305,700	31,506	2.0%
Halliburton Co.	342,500	11,094	549,500	17,798	892,000	28,892	1.8%
Marathon Oil Corp.	455,000	18,141	677,700	27,020	1,132,700	45,161	2.9%
Valero Energy Corp.	177,300	5,372	272,300	8,251	449,600	13,623	0.9%

		97,458		143,740		241,198	15.5%

11

	AGI Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)
Financial Services
Allstate Corp.	455,000	$20,984	629,200	$29,019	1,084,200	$50,003	3.1%
Annaly Capital Management, Inc., REIT	100,000	1,345			100,000	1,345	0.2%
Bank of America Corp.	364,000	12,740	824,800	28,868	1,188,800	41,608	2.7%
JPMorgan Chase & Co.	360,000	16,812	445,600	20,810	805,600	37,622	2.4%
MetLife, Inc.	210,000	11,760	500,900	28,050	710,900	39,810	2.6%
Morgan Stanley	450,000	10,350	427,500	9,832	877,500	20,182	1.3%
ProLogis, REIT (b)	315,000	13,000	405,800	16,747	720,800	29,747	1.9%
Prudential Financial, Inc.	187,400	13,493	253,900	18,281	441,300	31,774	2.0%
Simon Property Group, Inc., REIT			100,500	9,748	100,500	9,748	0.6%
Travelers Cos., Inc.	250,000	11,300	615,400	27,816	865,400	39,116	2.5%
Wells Fargo & Co.	200,000	7,506	553,900	20,788	753,900	28,294	1.8%

		119,290		209,959		329,249	21.1%

Healthcare
Aetna, Inc.	325,300	11,746			325,300	11,746	0.8%
Cigna Corp.	165,000	5,607	465,800	15,828	630,800	21,435	1.4%
Johnson & Johnson	170,000	11,778	290,900	20,153	460,900	31,931	2.0%
Pfizer, Inc.	725,000	13,369	1,039,100	19,161	1,764,100	32,530	2.0%
Schering-Plough Corp.	395,000	7,296			395,000	7,296	0.5%
Wyeth	460,000	16,992	702,400	25,947	1,162,400	42,939	2.8%

		66,788		81,089		147,877	9.5%

Industrial
3M Co.			164,100	11,210	164,100	11,210	0.7%
Burlington Northern Santa Fe Corp.	63,000	5,823	121,300	11,212	184,300	17,035	1.1%
Caterpillar, Inc.	205,000	12,218	292,300	17,421	497,300	29,639	1.9%
FedEx Corp.	72,000	5,691	126,600	10,006	198,600	15,697	1.0%
General Electric Co.	255,000	6,502	389,300	9,927	644,300	16,429	1.1%
Northrop Grumman Corp.	185,000	11,200	315,700	19,112	500,700	30,312	1.9%
Waste Management, Inc.	375,000	11,809	547,800	17,250	922,800	29,059	1.9%

		53,243		96,138		149,381	9.6%

Information Technology
Hewlett-Packard Co.	145,000	6,705	204,800	9,470	349,800	16,175	1.0%
International Business Machines Corp.	54,000	6,316	80,200	9,380	134,200	15,696	1.0%
Microsoft Corp.	245,000	6,539	366,300	9,776	611,300	16,315	1.0%
Xerox Corp.	960,000	11,068	1,380,800	15,921	2,340,800	26,989	1.8%

		30,628		44,547		75,175	4.8%

12

	AGI Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)
Materials & Processing
Alcoa, Inc.			782,500	$17,669	782,500	$17,669	1.1%
Dow Chemical Co.	400,000	$12,712	856,000	27,204	1,256,000	39,916	2.6%
Freeport-McMoRan Copper & Gold, Inc.	150,000	8,528	317,814	18,068	467,814	26,596	1.7%
International Paper Co.	235,000	6,152	308,200	8,069	543,200	14,221	0.9%
Nucor Corp.	140,000	5,530	225,500	8,907	365,500	14,437	0.9%
PPG Industries, Inc.			152,000	8,865	152,000	8,865	0.6%

		32,922		88,782		121,704	7.8%

Telecommunication Services
AT&T, Inc.	880,000	24,569	1,220,100	34,065	2,100,100	58,634	3.7%
Verizon Communications, Inc.	565,000	18,131	826,700	26,529	1,391,700	44,660	2.9%

		42,700		60,594		103,294	6.6%

Utilities
Dominion Resources, Inc.(b)	157,000	6,716	228,000	9,754	385,000	16,470	1.1%
Edison International	375,600	14,986	576,900	23,018	952,500	38,004	2.4%

		21,702		32,772		54,474	3.5%

Total Common Stock (cost—$623,585 and $1,089,453)		573,248		907,607		1,480,855	95.0%

SHORT-TERM INVESTMENTS

Collateral Invested for Securities on Loan(a)
	Principal Amount (000s)		Principal Amount (000s)		Principal Amount (000s)
Abbey National Treasury, 2.00% due 10/1/08	$3,096	3,096	$3,335	3,335	$6,431	6,431	0.4%
Barclays Bank, 6.00% due 10/1/08	748	748	1,117	1,117	1,865	1,865	0.1%
BNP Paribas, 5.00% due 10/1/08	747	747	1,117	1,117	1,864	1,864	0.1%
Calyon, 7.00% due 10/1/08	747	747	1,117	1,117	1,864	1,864	0.1%
Danske Bank A/S, 6.00% due 10/1/08	748	748	1,085	1,085	1,833	1,833	0.1%

13

	AGI Value Fund		NFJ Large-Cap Value Fund		NFJ Large-Cap Value Fund Pro Forma Combined		% Combined Value of Net Assets
	Principal Amount (000s)	Value (000s)	Principal Amount (000s)	Value (000s)	Principal Amount (000s)	Value (000s)
Deutsche Bank, 0.01% due 10/1/08	$3,448	$3,448	$3,714	$3,714	$7,162	$7,162	0.6%
DnB NOR ASA, 6.00% due 10/1/08	747	747	1,117	1,117	1,864	1,864	0.1%
ING Bank NV, 2.00% due 10/1/08	3,096	3,096	3,334	3,334	6,430	6,430	0.4%
Lloyds Bank, 4.00% due 10/1/08	747	747	1,117	1,117	1,864	1,864	0.1%
Natixis, 6.00% due 10/1/08	747	747	1,117	1,117	1,864	1,864	0.1%
Nordea Bank PLC, 3.50% due 10/1/08	747	747	1,117	1,117	1,864	1,864	0.1%
Royal Bank of Scotland PLC, 7.00% due 10/1/08	747	747	1,117	1,117	1,864	1,864	0.1%
Societe Generale, 0.01% due 10/1/08	2,756	2,756	2,969	2,969	5,725	5,725	0.4%
Svenska Handelsbanken, 3.00% due 10/1/08	3,096	3,096	3,334	3,334	6,430	6,430	0.4%
UBS AG, 2.75% due 10/1/08	3,096	3,096	3,334	3,334	6,430	6,430	0.4%

		25,313		30,041		55,354	3.5%

Repurchase Agreement
State Street Bank & Trust Co., dated 9/30/08, 1.25%, due 10/1/08, proceeds $23,532 and $53,952, respectively; collateralized by Fannie Mae, 4.33%, due 7/28/11 valued at $13,807 including accrued interest and Federal Home Loan Bank, 2.657%-3.75%, due 11/21/08-8/18/09, valued at $10,198 including accrued interest; and Fannie Mae, 4.33%, due 7/28/11, valued at $55,031 including accrued interest, respectively (cost—$23,531 and $53,950, respectively)	23,531	23,531	53,950	53,950	77,481	77,481	5.0%

Total Short-Term Investments (cost—$48,844 and $83,991, respectively)		48,844		83,991		132,835	8.5%

Total Investments (cost—$672,429 and $1,173,444, respectively)		622,092		991,598		1,613,690	103.5%

Liabilities in excess of other assets		(15,590)		(39,592)		(55,182)	-3.5%

Net Assets		$606,502		$952,006		$1,558,508	100.0%

14

Notes to Schedule of Investments

(amounts in thousands):

(a)	Security purchased with the cash proceeds from securities on loan.
(b)	All or portion of securities on loan with an aggregate market value of $24,673 and $29,281, respectively; cash collateral of $25,231 and $29,957, respectively, was received with which the Funds purchased short-term investments.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

Notes to Pro Forma Combined Financial Statements

Allianz Funds:

NFJ Large-Cap Value Fund

Basis of Presentation

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Allianz Global Investors Value Fund (the “AGI Value Fund”), the AGI Value Fund would combine with the NFJ Large-Cap Value Fund (the “Large-Cap Value Fund”) in a transaction in which the Large-Cap Value Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the AGI Value Fund will cease to be a separate series of the Trust and Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shareholders of the AGI Value Fund will receive in exchange for their shares a number of Large-Cap Value Fund shares of the same class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their AGI Value Fund shares.

As a result of the proposed transaction, Class A shareholders of the AGI Value Fund will receive in exchange for their Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the AGI Value Fund attributable to its Class A shares, (ii) Class B shareholders of the AGI Value Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the AGI Value Fund attributable to its Class B shares, (iii) Class C shareholders of the AGI Value Fund will receive in exchange for their Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the AGI Value Fund attributable to its Class C shares, (iv) Class D shareholders of the AGI Value Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the AGI Value Fund attributable to its Class D shares, (v) Class R shareholders of the AGI Value Fund will receive in exchange for their Class R shares a number of full and fractional Class R Merger Shares having an aggregate net asset value equal to the net asset value of the AGI Value Fund attributable to its Class R shares, (vi) Institutional Class shareholders of the AGI Value Fund will receive in exchange for their Institutional Class shares a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the AGI Value Fund attributable to its Institutional Class shares, and (vii) Administrative Class shareholders of the AGI Value Fund will receive in exchange for their Administrative Class shares a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the net asset

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value of the AGI Value Fund attributable to its Administrative Class. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares of the AGI Value Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares, respectively, of the AGI Value Fund held by the shareholder.

The pro forma combined financial statements for June 30, 2008 reflect the combined financial position of the AGI Value Fund with the Large-Cap Value Fund at June 30, 2008, as if the Reorganization had occurred on July 1, 2007. The Schedule of Investments also includes a pro forma combined schedule of investments as of September 30, 2008. As illustrated by the schedules, a significant portion of the securities held by the AGI Value Fund as of June 30, 2008 were no longer held by the Fund as of September 30, 2008. These dispositions were due in significant part to the restructuring of the AGI Value Fund’s portfolio in connection with the change in sub-adviser from Oppenheimer Capital LLC to NFJ Investment Group L.P. on August 15, 2008, although some changes were also the result of normal portfolio management activity.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financials statements would have appeared had the Reorganization actually occurred on July 1, 2007. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective funds.

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. Because of the significant changes to the AGI Value Fund’s portfolio resulting from the Fund’s August 15, 2008 change in sub-advisers described above, it is currently expected that any brokerage commissions, transaction costs and similar expenses resulting from the Reorganization (as opposed to such costs resulting from the change in sub-advisers or normal portfolio management activity) will be de minimis.

Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security after the close of business of the market on which the security is traded are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity

16

exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

Fair Value Measurements—The Funds have adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the periods ended September 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. During the periods ended September 30, 2008, certain Funds utilized the fair valuation technique of estimating the price that would have prevailed in a liquid market for equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used at September 30, 2008 in valuing the Funds’ investments carried at value:

	AGI Value Fund	NFJ Large-Cap Value Fund	NFJ Large-Cap Value Fund Pro Forma Combined
Valuation Inputs	Investments in Securities (000)	Investments in Securities (000)	Investments in Securities (000)
Level 1—Quoted Prices	$573,248	$907,607	$1,480,855
Level 2—Other Significant Observable Inputs	48,844	83,991	132,835
Level 3—Significant Unobservable Inputs	—	—	—

Total	$622,092	$991,598	$1,613,690

Capital Shares

The pro forma net asset value per share assumes the issuance of shares of NFJ Large-Cap Value Fund that would have been issued at June 30, 2008, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of AGI Value Fund, as of June 30, 2008, divided by the net asset value per share of the shares of NFJ Large-Cap Value Fund, as of June 30, 2008. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2008:

Class of Shares	Shares of NFJ Large-Cap Value Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class A	21,782	15,608	37,390
Class B	2,050	9,577	11,627
Class C	7,584	11,832	19,416
Class D	7,748	2,942	10,690
Class R	1,250	915	2,165
Institutional Class	20,860	2,933	23,793
Administrative Class	992	2,731	3,723

Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Large-Cap Value Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

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ALLIANZ FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2008

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds (the “Trust”), as supplemented from time to time. Through thirteen Prospectuses, the Trust offers up to eight classes of shares of each of its “Funds” (as defined herein). Class A, Class B and Class C shares of certain domestic stock Funds are offered through the “Class A, B and C Domestic Prospectus,” dated November 1, 2008; Class A, Class B and Class C shares of certain international and sector stock Funds are offered through the “Class A, B and C International/Sector Prospectus,” dated November 1, 2008; Class A, Class B and Class C shares of the Allianz Global Investors Multi-Style Fund (the “AGI Multi-Style Fund”) and the OCC Renaissance Fund are offered through two separate prospectuses, the “AGI Multi-Style Class A, B and C Prospectus” and “OCC Renaissance Class A, B and C Prospectus,” respectively, each dated November 1, 2008. Class D shares of certain domestic stock Funds are offered through the “Class D Domestic Prospectus,” dated November 1, 2008, and Class D shares of certain international and sector stock Funds are offered through the “Class D International/Sector Prospectus,” dated November 1, 2008. Class R shares of certain domestic and international stock Funds are offered through the “Class R Prospectus,” dated November 1, 2008. Class P shares of certain domestic stock Funds are offered through the “Class P Domestic Prospectus,” dated November 1, 2008, and Class P shares of certain international and sector stock Funds are offered through the “Class P International/Sector Prospectus,” dated November 1, 2008. Institutional and Administrative Class shares of certain Funds are offered through the “Institutional Prospectus,” dated November 1, 2008; Institutional and Administrative Class shares of the Allianz RCM Funds are offered through the “Allianz RCM Institutional Prospectus,” dated November 1, 2008; Institutional and Administrative Class shares of the Allianz NACM Funds are offered through the “Allianz NACM Institutional Prospectus,” dated November 1, 2008, and Institutional Class shares of the AGI Multi-Style Fund are offered through the “AGI Multi-Style Institutional Prospectus,” dated November 1, 2008.

The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.” Prospectuses that offer Class A, B or C shares are sometimes referred to as the “Class A, B and C Prospectuses.” Prospectuses that offer Class R shares are sometimes referred to as the “Class R Prospectuses” and, together with the Class A, B and C Prospectuses, are sometimes referred to as the “Retail Prospectuses.” Prospectuses that offer Class D shares are sometimes referred to as the “Class D Prospectuses.” Prospectuses that offer Class P shares are sometimes referred to as the “Class P Prospectuses.” Prospectuses that offer Institutional and Administrative Class shares are sometimes referred to as the “Institutional Prospectuses.”

Audited financial statements for the Funds as of June 30, 2008, including notes thereto, and the reports of PricewaterhouseCoopers, LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2008 Annual Reports. The Trust’s June 30, 2008 Annual Reports were filed electronically with the Securities and Exchange Commission (“SEC”) on September 4, 2008 (Accession No. 0001193125-08-190154). Audited financial statements for the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid Cap Growth Fund’s predecessor, as of March 31, 2007, for the fiscal year then ended, are incorporated by reference from the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report. The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report was filed electronically with the SEC on June 8, 2007 (Accession No. 0001003715-07-000217), as amended June 15, 2007 (Accession No. 0001003715-07-000219). A copy of the applicable Prospectus and the Annual and Semi-Annual Reports corresponding to such Prospectus, and the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below. The information contained in the Guide, which is Part II of this Statement of Additional Information, is incorporated by reference into Part I of this Statement of Additional Information.

i

Allianz Funds and Allianz Funds Multi-Strategy Trust Prospectuses, Annual and Semi-Annual Reports, Statements of Additional Information and Shareholders’ Guide

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

Telephone:	Class A, B, C and R - 1-800-426-0107 Class D - 1-888-877-4626 Class P and Institutional - 1-800-498-5413

PIMCO Funds Prospectuses and Statements of Additional Information PIMCO Funds 840 Newport Center Drive Newport Beach, CA 92660
Telephone:	1-800-927-4648 1-800-987-4626 (PIMCO Infolink Audio Response Network)

THE TRUST

Allianz Funds (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of thirty-three separate investment series. Except for the RCM Global Resources, RCM International Growth Equity, RCM Small-Cap Growth, RCM Strategic Growth, RCM Technology and RCM Wellness Funds, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information relates to the prospectuses for the following series of the Trust, each of which invests directly in equity securities and other securities and instruments: the CCM Capital Appreciation Fund, the CCM Emerging Companies Fund, the CCM Focused Growth Fund and the CCM Mid-Cap Fund (together, the “Allianz CCM Funds”); the NACM Emerging Markets Opportunities Fund, the NACM Global Fund, the NACM Growth Fund, the NACM Income & Growth Fund, the NACM International Fund, the NACM Mid-Cap Growth Fund and the NACM Pacific Rim Fund (together, the “Allianz NACM Funds”); the Allianz Global Investors Value Fund, the NFJ All-Cap Value Fund, the NFJ Dividend Value Fund, the NFJ International Value Fund, the NFJ Large-Cap Value Fund, the NFJ Mid-Cap Value Fund and the NFJ Small-Cap Value Fund (together, the “Allianz NFJ Funds”); the OCC Equity Premium Strategy Fund, the OCC Growth Fund, the OCC Opportunity Fund, the OCC Renaissance Fund and the OCC Target Fund (together, the “Allianz OCC Funds”); and the RCM Global Resources Fund, the RCM Global Small-Cap Fund, the RCM International Growth Equity Fund, the RCM Large-Cap Growth Fund, the RCM Mid-Cap Fund, the RCM Small-Cap Growth Fund, the RCM Strategic Growth Fund, the RCM Technology Fund and the RCM Wellness Fund, (together, the “Allianz RCM Funds”). The AGI Multi-Style Fund, also a series of the Trust, is a so-called “fund-of-funds” that invests all of its assets in series of Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds. The Allianz CCM Funds, the Allianz NACM Funds, the Allianz NFJ Funds, the Allianz OCC Funds, the Allianz RCM Funds and the AGI Multi-Style Fund are sometimes referred to collectively as the “Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

There are a number of other funds referred to elsewhere in this Statement of Additional Information that were formerly series of the Trust. The RCM Targeted Core Growth Fund liquidated on June 23, 2006. The RCM Biotechnology Fund merged into the RCM Wellness Fund (formerly the “RCM Healthcare Fund”) on October 20, 2008. The shares of RCM Financial Services Fund were redeemed in kind by Allianz Global Investors of America, L.P., the Fund’s sole shareholder, on June 27, 2007. The shares of OCC Core Equity Fund were redeemed on April 25, 2008 in connection with the liquidation and dissolution of the Fund. The shares of OCC International Equity Fund were redeemed on September 15, 2008 in connection with the liquidation and dissolution of the Fund. The shares of OCC Small-Cap Value Fund were redeemed on September 30, 2008 in connection with the liquidation and dissolution of the Fund.

The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to PIMCO Funds: Multi-Manager Series. The Trust changed its name to its current name effective March 3, 2005. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund. The Allianz RCM Funds (except the RCM Global Resources, RCM Small-Cap Growth and RCM Strategic Growth Funds) were reorganized into the Trust on February 1, 2002 when shares of their predecessor funds, each a series of Dresdner RCM Global Funds, Inc., were exchanged for shares of these Allianz RCM Funds. The NACM Pacific Rim Fund was reorganized into the Trust on July 20, 2002, when shares of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM Pacific Rim Fund. The NACM International Fund was reorganized into the Trust on October 15, 2004 when shares of its predecessor fund, the Nicholas-Applegate International Systematic Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM International Fund. The NACM Emerging Markets Opportunities Fund, a recently formed series of the Trust, reorganized on August 18, 2006 when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the NACM Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the NACM Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. The NACM Mid-Cap Growth Fund reorganized on July 27, 2007 when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund reorganized into the NACM Mid-Cap Growth Fund by transferring substantially all of its assets and liabilities to the NACM Mid-Cap Growth Fund in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund.

Prior to November 1, 2006, the OCC Equity Premium Strategy Fund (formerly the “PEA Equity Premium Strategy Fund”), the OCC Growth Fund (formerly the “PEA Growth Fund”), the OCC Opportunity Fund (formerly the “PEA Opportunity Fund”) and the OCC Target Fund (formerly the “PEA Target Fund”) were each sub-advised by PEA Capital LLC (“PEA”) pursuant to a Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital LLC (“Oppenheimer Capital”) entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the OCC Equity Premium Strategy, OCC Growth, OCC Opportunity and OCC Target Funds.

Effective April 2, 2007, the NACM Flex-Cap Value Fund changed its name to the NFJ All-Cap Value Fund in connection with the replacement of Nicholas-Applegate Capital Management LLC with NFJ Investment Group L.P. as the Fund’s sub-adviser.

Effective August 15, 2008, the OCC Value Fund changed its name to the Allianz Global Investors Value Fund in connection with the replacement of Oppenheimer Capital LLC with NFJ Investment Group L.P. as the Fund’s sub-adviser.

Allianz Global Fund Management has been the investment adviser to each Fund since October 1, 2002 (or since the Fund’s inception as a series of the Trust, if later). Prior to October 1, 2002, the PIMCO Advisors division of Allianz Global Investors of America L.P. (“Allianz”) was the adviser to the Funds. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz.

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The AGI Multi-Style Fund invests all of its assets in certain Funds and series of Allianz Funds Multi-Strategy Trust and PIMCO Funds. These Funds and other series in which the AGI Multi-Style Fund invests are referred to in this Statement of Additional Information as “Underlying Funds.” For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Exhibit E to this Statement of Additional Information. By investing in Underlying Funds, the AGI Multi-Style Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds. The AGI Multi-Style Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds that are series of Allianz Funds Multi-Strategy Trust or PIMCO Funds. These securities and instruments are described in the current Allianz Funds Multi-Strategy Trust and PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares and in the Statements of Additional Information for Allianz Funds Multi-Strategy Trust, Allianz RCM Global EcoTrendsSM Fund and PIMCO Funds. See “Investment Strategies of the AGI Multi-Style Fund” below.

The Funds’ sub-advisers, and in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by GNMA, for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The Fund will typically segregate or “earmark” assets determined to be liquid by the Adviser or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The auctions for preferred stock could fail if there are insufficient bidders and for other reasons, in which case a Fund as an owner may be required to hold the securities (which may continue to pay distributions at a contractually determined “default” rate) indefinitely and treat the securities as an illiquid investment.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Funds may loan their securities to affiliates of Allianz Global Fund Management. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Adviser or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the Securities and Exchange Commission staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent, which currently is an affiliate of the Adviser. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Each Fund may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions – Fundamental Investment Restrictions” below. The following table lists the Funds that had outstanding loans of their portfolio securities as of October 10, 2008, as well as the approximate market value of those loans as a percentage of the respective Fund’s net assets.

Fund	Loans of Portfolio Securities as an Approximate Percentage of Fund’s Net Asset Value
Allianz Global Investors Value Fund	3%
CCM Capital Appreciation Fund	5%
CCM Emerging Companies Fund	12%
CCM Mid-Cap Fund	6%
NACM International Fund	6%
NACM Pacific Rim Fund	7%
NFJ All-Cap Value Fund	2%
NFJ Dividend Value Fund	3%
NFJ Large-Cap Value Fund	3%
NFJ Small-Cap Value Fund	13%
NFJ International Value Fund	13%
OCC Equity Premium Strategy Fund	5%
OCC Growth Fund	6%
OCC Opportunity Fund	24%
OCC Renaissance Fund	15%
OCC Target Fund	19%
RCM Global Small-Cap Fund	12%
RCM International Growth Equity Fund	4%
RCM Large-Cap Growth Fund	4%
RCM Mid-Cap Fund	11%
RCM Small-Cap Growth Fund	8%
RCM Technology Fund	9%
RCM Wellness Fund	14%*

*	Reflects the percentage amount of the Fund prior to RCM Biotechnology Fund merging into the RCM Wellness Fund on October 20, 2008.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Non-U.S. Securities

Non-U.S. or foreign securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some foreign securities may be restricted against transfer within the United States or to a United States person. For more information about how the Sub-Advisers may define non-U.S. securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities” in the Prospectuses.

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. A Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by shareholders. See “Taxation.”

Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Funds may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income, and can include “growth” companies or “start-up” companies.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds.

Derivative Instruments

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives,” “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund,” “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund” and “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by RCM Strategic Growth Fund” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). Except for the RCM Technology and RCM Strategic Growth Funds (as described in more detail below), none of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

The RCM Technology Fund and the RCM Strategic Growth Fund may each write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described above when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Taxation.”

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value.”

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems which may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities which the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Exemption from Commodity Pool Operator Registration. The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Funds may enter into swap agreements with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Short Sales

Each of the Funds may make use of short sales transactions. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. The NACM Funds, the RCM Funds (except the RCM Mid-Cap Fund) and NFJ All-Cap Value Fund may engage in short sales which are not “against the box.” The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. The other Funds may only engage in short sales that are “against the box.”

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilize short sales. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The Securities and Exchange Commission and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

A Fund’s use of short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation.”

Commodities

Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies that mine, deal in or are otherwise exposed to these risks, the Fund will also be subject to these risks.

For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Fund’s gross income for its taxable year. See “Taxation.” This tax requirement could cause a Fund to hold precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which a Fund seeks exposure to such commodities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-trade funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by Allianz Global Fund Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

The AGI Multi-Style Fund ordinarily invests all of its assets in the Funds or funds advised by the Adviser and its affiliates. See “Investment Strategies of the AGI Multi-Style Fund” below.

Investment Strategies of the AGI Multi-Style Fund

The AGI Multi-Style Fund normally invests substantially all of its assets in Underlying Funds, which include certain series of the Trust and series of Allianz Funds Multi-Strategy Trust and PIMCO Funds as specified in the Prospectuses. By investing in Underlying Funds, the AGI Multi-Style Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds as described above. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of Allianz Funds Multi-Strategy Trust or PIMCO Funds. The Allianz Funds Multi-Strategy Trust series and their attendant risks are described in the current Allianz Funds Multi-Strategy Trust Prospectuses for Institutional Class and Administrative Class shares and Allianz Funds Multi-Strategy Trust Statement of Additional Information, which are included in the Allianz Funds Multi-Strategy Trust registration statement (File Nos. 333-148624 and 811-22167) on file with the Securities and Exchange Commission. The PIMCO Funds series and their attendant risks are described in the current PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares and PIMCO Funds Statement of Additional Information, which are included in the PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission. In addition, summary information about the principal investments and strategies and principal risks of the Underlying Funds is contained in Exhibit E to this Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses of the Trust, Allianz Funds Multi-Strategy Trust and PIMCO Funds and the Statements of Additional Information of Allianz Funds Multi-Strategy Trust and PIMCO Funds, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust, Allianz Funds Multi-Strategy Trust and PIMCO Funds and the Statements of Additional Information of Allianz Funds Multi-Strategy Trust and PIMCO Funds for the most current information regarding the Underlying Funds. These documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-426-0107.

Illiquid Securities

A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government -sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”) and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In addition to placing FNMA and FHLMC in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to both companies. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Funds may invest a portion of their assets in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Adviser or Sub-Adviser, in accordance with procedures established by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Funds may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of foreign banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or foreign issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities – Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities

Variable- or floating -rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable -rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating -rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating -rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating -rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating -rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed -rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation.”

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

Municipal Securities

The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenual anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S.

Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under in conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, the IO class will receive all of the interest, while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Hybrid Instruments

The Funds may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of a commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of goals, including hedging and attempts to increase total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Investment objectives which are fundamental may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the OCC Growth, OCC Opportunity, OCC Renaissance and OCC Target Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(2) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) may not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

(6) may not concentrate more than 25% of the value of its total assets in any one industry;

(7) may not purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

(8) may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the OCC Target Fund); and

(9) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of each of the CCM Emerging Companies, CCM Focused Growth, NACM Income & Growth, NACM Mid-Cap Growth, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy Funds and may not be changed with respect to any such Fund without shareholder approval by a vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(3) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(5) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(7) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In determining whether a transaction is permitted under the 1940 Act, Restriction 5 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The investment restrictions set forth below are fundamental policies of each of the CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value and NFJ Small-Cap Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(3) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(4) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(5) may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(6) may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(7) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the CCM Mid-Cap Fund only, this fundamental investment restriction is as follows: the CCM Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund’s assets);

(8) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(9) may not lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

(10) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of the Allianz Global Investors Value Fund, and may not be changed without shareholder approval by a vote of a majority of the outstanding voting securities of such Fund. Under these restrictions, such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(3) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(4) may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In determining whether a transaction is permitted under the 1940 Act, Restriction 6 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The investment restrictions set forth below are fundamental policies of the AGI Multi-Style Fund and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of such Fund. Under these restrictions:

(1) the AGI Multi-Style Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2) the AGI Multi-Style Fund may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3) the AGI Multi-Style Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(4) the AGI Multi-Style Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) the AGI Multi-Style Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) the AGI Multi-Style Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7) the AGI Multi-Style Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8) the AGI Multi-Style Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding any other fundamental investment restriction or policy, the AGI Multi-Style Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

Each of the Allianz RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of each such Fund’s outstanding voting securities.

In the case of the Allianz RCM Funds (other than the RCM International Growth Equity, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds), these restrictions provide that each such Fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Resources Fund will invest more than 25% of its assets in the natural resources industry; (ii) the RCM Technology Fund will concentrate more than 25% of its assets in the technology industry and (iii) the RCM Wellness Fund will concentrate more than 25% of its assets in the healthcare industry.

(2) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(4) may not act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(5) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In determining whether a transaction is permitted under the 1940 Act, Restriction 6 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Global Resources Fund, the RCM Technology Fund and the RCM Wellness Fund each will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “RCM Codes”). The RCM Codes are based on an expanded Morgan Stanley Capital International (“MSCI”) and Standard & Poor’s (“S&P”) industry classification model, modified to be what RCM Capital Management LLC believes is more representative of global investing and more applicable to growth industries and their sub-industries.

In the case of the RCM International Growth Equity Fund, these restrictions provide that such Fund may not:

(1) invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

(2) invest in companies for the purpose of exercising control or management;

(3) borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;

(4) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(5) make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets;

(6) act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(7) invest more than 10% of the value of its net assets in securities that are illiquid;

(8) purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction;

(9) purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers;

(10) purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC;

(11) issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (3) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and

(12) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In the case of the RCM Mid-Cap Fund, these restrictions provide that such Fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

(2) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(3) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(4) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(5) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; and

(7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 4 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

In the case of each of the RCM Small-Cap Growth and RCM Strategic Growth Funds, these restrictions provide that each such Fund:

(1) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(2) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not concentrate more than 25% of the value of its assets in any one industry;

(5) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 2 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Small-Cap Growth Fund and the RCM Strategic Growth Fund each will measure the percentage of its assets in a particular industry by reference to the RCM Codes.

The investment restrictions set forth below are fundamental policies of the NFJ All-Cap Value Fund and each of the Allianz NACM Funds (except for the NACM Income & Growth and NACM Mid-Cap Growth Funds), and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:

(1) may not concentrate more than 25% of the value of its total assets in any one industry;

(2) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(5) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (4) above, except that this Restriction (5) does not apply to the NACM Emerging Markets Opportunities Fund. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(7) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(8) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 7 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Non-Fundamental Investment Restrictions

Each Fund (except the AGI Multi-Style Fund, the Allianz RCM Funds, the NACM Emerging Markets Opportunities and the NFJ Mid-Cap Value Funds) is also subject to the following non-fundamental restriction and policies (which may be changed without shareholder approval):

(1) Subject to any limits set forth in its Prospectus or the SAI, each such Fund may engage in short sales to the maximum extent permitted by law.

(2) Each such Fund may not invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Policies Relating to Rule 35d-1 under the 1940 Act

Certain Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

1. The CCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations.

2. The NFJ Dividend Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends.

3. The NFJ Small-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations.

4. The RCM Global Small-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

5. The RCM Technology Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies.

6. The RCM Wellness Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of wellness-related companies.

7. The RCM Large-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $5 billion.

8. The RCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index.

9. The NACM Pacific Rim Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for a class of their securities is in a Pacific Rim country.

10. The RCM International Growth Equity Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies.

11. The CCM Focused Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million.

12. The NFJ Large-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. For purposes of this policy, the Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index.

13. The RCM Global Resources Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to cyclical or commodity industries, such as the oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel (the “natural resources industries”).

14. The OCC Equity Premium Strategy Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

15. The RCM Small-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations (which the portfolio managers currently define as companies with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P SmallCap 600 Index and the Russell 2000 Index).

16. The NFJ Mid-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations.

17. The NACM Emerging Markets Opportunities Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

18. The NACM Mid-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations.

Other Information Regarding Investment Restrictions and Policies

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Adviser or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.

The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.

In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises which are different from the definitions and standards used by other Sub-Advisers. For example, the Sub-Advisers may use different definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund which differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts which it advises.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, NY 10105.

Interested Trustees

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served****	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Udo Frank** 5/6/1959	Trustee	1/2006 to present	Chief Executive Officer, RCM Capital Management LLC. Formerly, Chief Executive Officer—Equities, Allianz Global Investors.	34	Member of the Management Board of Allianz Global Investors Fund Management LLC.

John C. Maney*** 8/3/1959	Trustee	12/2006 to present	Managing Director, Chief Operating Officer, Allianz Global Investors of America L.P. Formerly, Managing Director, Chief Financial Officer, Allianz Global Investors of America L.P.	68	Member of Management Board of Allianz Global Investors of America LLC, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member of Board of Directors, Allianz Global Investors of America Holdings Inc., NFJ Management Inc., Oppenheimer Group Inc. and PIMCO Global Advisors (Resources) Limited.

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., each series of Premier VIT, each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Fixed Income SHares, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.
**	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set forth in the table above.
***	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

****	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Independent Trustees

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Childress** 2/28/1934	Trustee	1/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (calcitic lime producer); and partner, GenLime, L.P. (dolomitic lime producer).	33	None.

Theodore J. Coburn* 7/8/1953	Trustee	6/2002 to present	Executive Vice President, Nations Academy; President, Coburn Capital Group; formerly Member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	33*	Member of Board of Directors, Ramtron International Corporation and Trustee, Nicholas-Applegate Fund, Inc.

F. Ford Drummond 10/22/1962	Trustee	1/2006 to present	Owner/Operator, Drummond Ranch.	33	Member of Board of Directors of The Cleveland Bank, Cleveland, Oklahoma.

James S. MacLeod 11/21/1947	Trustee	1/2006 to present	Director & Managing Director of Coastal States Bank. Formerly, Executive Vice President of MGIC.	33	Director of Sykes Enterprises, Inc., CoastalSouth Bankshares, Inc. and CoastalStates Bank; Trustee of University of Tampa and Hilton Head Prep.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Davey S. Scoon 12/14/1946	Trustee	1/2006 to present	Non-Executive Chair of Tufts Health Plan. Formerly, Chief Administrative and Financial Officer of Tom’s of Maine and Chief Administrative and Financial Officer of SunLife Financial—U.S.	33	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and CardioKine Inc.; Member Board of Directors of Inotek Pharmaceuticals and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954	Trustee	1/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales—Debt and Equity for Merrill Lynch.	33	None.

W. Bryant Stooks** 9/10/1940	Trustee	1/1997 to present	President, Bryant Investments, Ltd.; formerly President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); Partner Arthur Andersen & Co.	33	Member of the Board of Trustees of the Steele Foundation.

Gerald M. Thorne** 5/12/1938	Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); and Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (birdseed company); President and Director, Firstar National Bank of Milwaukee; Chairman, President and Director, Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (small	33	Member of Board of Directors and Chair of Audit Committee of NitroMed Inc., Advanced Magnetics, Inc. and

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

			business investment company); Director, VPI Inc. (plastics company) and Director, American Orthodontics Corporation.		CardioKine Inc.; Member Board of Directors of Inotek Pharma-ceuticals.

James W. Zug 7/22/1940	Trustee	1/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	33	Member of Board of Directors of Brandywine Funds, Amkor Technology and Teleflex Incorporated.

*	Mr. Coburn is also a Trustee of the Nicholas-Applegate Fund, Inc., which currently includes one portfolio.
**	Prior to their election as Trustees of the Trust, Messrs Childress, Stooks and Thorne served as Trustees of PIMCO Advisors Funds (“PAF”). As discussed above, on January 17, 1997, the Trust and PAF were involved in a transaction in which certain series of PAF were reorganized into series of the Trust.
***	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Executive Officers

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 5/8/1958	President and Chief Executive Officer	12/2004 to present	Chief Executive Officer of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC; Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo 3/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 74 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Andrew J. Meyers 1/25/1961	Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC; Managing Director, Allianz Global Investors Advertising Agency Inc.; and Management Board and Chief Operating Officer of OpCap Advisors LLC. Formerly, Managing Director and Chief Operating Officer of Allianz Global Investors Fund Management LLC; Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Executive Vice President, OpCap Advisors LLC, Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Youse Guia 9/3/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

Lawrence G. Altadonna 3/10/1966	Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 39 funds in the Fund Complex and The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 74 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Scott Whisten 3/13/1971	Assistant Treasurer	3/2007 to present	Vice President, Allianz Global Investors Fund Management LLC and OpCap Advisors LLC; Assistant Treasurer of 74 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen A. Chapman 11/11/1964	Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 74 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

William V. Healey 7/28/1953	Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Distributors LLC and Allianz Global Investors U.S. Retail LLC; Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary of OpCap Advisors LLC; Assistant Secretary of 74 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Richard H. Kirk 4/6/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 74 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Lagan Srivastava 9/20/1977	Assistant Secretary	12/2006 to present	Assistant Secretary of 74 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Committees of the Board of Trustees

The Trust’s Audit Oversight and Compliance Committee is currently composed of Messrs. Drummond, MacLeod, Stooks and Zug (Chairman). All of the members of the Audit Oversight and Compliance Committee are Independent Trustees. The principal functions of the Audit Oversight and Compliance Committee are (i) to provide assistance to the Trustees in fulfilling their responsibility to shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust, and (ii) oversight of the compliance programs of the Trust and its service providers as well as oversight of the Trust’s Chief Compliance Officer. The Audit Oversight and Compliance Committee was constituted on January 1, 2006, and prior to that date its responsibilities were carried out by separate committees—the Trust’s Audit Oversight Committee and the Trust’s Compliance Committee. The Trust’s Audit Oversight and Compliance Committee convened five times during the fiscal year ended June 30, 2008.

The Trust’s Valuation Committee is currently composed of Messrs. Frank, MacLeod (Chairman), Maney, Sheridan and Thorne. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee met or otherwise took action thirteen times during the fiscal year ended June 30, 2008.

The Trust’s Board Governance and Nominating Committee is currently composed of Messrs. Childress, Coburn, MacLeod and Thorne (Chairman). All of the members of the Board Governance and Nominating Committee are Independent Trustees. The Board Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Board Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Board Governance and Nominating Committee are set forth as Appendix D to this Statement of Additional Information. The Board Governance and Nominating Committee was called the Nominating Committee prior to January 1, 2006 and convened four times during the fiscal year ended June 30, 2008.

The Trust’s Contracts Committee is currently composed of Messrs. Drummond, Stooks (Chairman), Sheridan and Zug. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee convened more than five times during the fiscal year ended June 30, 2008.

The Trust’s Performance Committee is currently composed of Messrs. Childress, Coburn, Sheridan (Chairman), Thorne and Frank. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee convened seven times during the fiscal year ended June 30, 2008.

The Chairman of the Trustees serves as an ex officio member of each Committee of the Board of Trustees.

Securities Ownership

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The first table discloses such Trustee holdings information as of December 31, 2007. The dollar ranges used in the tables are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following tables include securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” below.

Securities Ownership as of 12/31/07

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/07)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* (as of 12/31/07)
Gary A. Childress		Over $100,000
Allianz Global Investors Value	Over $100,000
OCC Target	Over $100,000
OCC Renaissance	Over $100,000
OCC Opportunity	Over $100,000
OCC Growth	$10,001-$50,000
RCM Technology	$1-$10,000
OCC Equity Premium Strategy	Over $100,000
NFJ Large-Cap Value	Over $100,000
NFJ Small-Cap Value	Over $100,000
RCM International Growth Equity	Over $100,000
Theodore J. Coburn		Over $100,000
AGI Multi-Style	$10,001-$50,000
CCM Focused Growth	$10,001-$50,000
NACM Global	$10,001-$50,000
NACM Growth	$10,001-$50,000
NACM Pacific Rim	$10,001-$50,000
NFJ Dividend Value	$10,001-$50,000
RCM Global Small-Cap	$10,001-$50,000
RCM International Growth Equity	$10,001-$50,000
F. Ford Drummond		Over $100,000
CCM Capital Appreciation	$10,001-$50,000
NACM International	$10,001-$50,000
NFJ Dividend Value	$10,001-$50,000
NFJ International Value	$10,001-$50,000
NFJ Large-Cap Value	$10,001-$50,000
NFJ Small-Cap Value	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/07)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* (as of 12/31/07)
OCC Opportunity	$10,001-$50,000
NACM Pac Rim	$10,001-$50,000
RCM Global Small-Cap	$10,001-$50,000
Udo Frank		Over $100,000
RCM Large-Cap Growth	$50,001-$100,000
RCM Global Small-Cap	Over $100,000
James S. MacLeod		Over $100,000
NFJ Dividend Value	Over $100,000
NFJ Large-Cap Value	Over $100,000
John C. Maney		Over $100,000
NACM International	$50,001-$100,000
NFJ Dividend Value	Over $100,000
NFJ International Value	Over $100,000
Davey S. Scoon		Over $100,000
NACM Pacific Rim	$10,001-$50,000
NFJ Large-Cap Value	$50,001-$100,000
NFJ Small-Cap Value	$50,001-$100,000
Edward E. Sheridan		Over $100,000
NFJ Small-Cap Value	Over $100,000
W. Bryant Stooks		Over $100,000
OCC Target	$1-$10,000
OCC Renaissance	$10,001-$50,000
OCC Opportunity	$10,001-$50,000
NFJ Dividend Value	Over $100,000
RCM Technology	Over $100,000
NFJ International Value	Over $100,000
Gerald M. Thorne		Over $100,000
OCC Target	Over $100,000
OCC Growth	Over $100,000
RCM Technology	Over $100,000
James W. Zug		$10,001-$50,000
OCC Opportunity	$1-$10,000
NACM International	$1-$10,000
NFJ International Value	$1-$10,000

*	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Fixed Income SHares, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2007.

Trustees’ Compensation

Trustees, other than those affiliated with Allianz, Allianz Global Investors of America L.P. (“Allianz”), a Sub-Adviser, or Pacific Investment Management LLC (“Pacific Investment Management Company”), currently receive an annual retainer of $80,000 ($140,000 for the Chairman), plus $6,000 ($10,000 for the Chairman) for each Board of Trustees meeting attended in person and $2,000 for each meeting attended telephonically. Each member of a Committee currently receives a $10,000 annual retainer per Committee. The Committee Chair Fees are $5,000 for each of the Performance and Governance Committees, and $10,000 for each of the Audit, Contracts and Valuation Committees. The Chairman of the Trustees currently receives a $40,000 annual retainer for his service as an ex officio member of each Committee of the Board of Trustees. The Vice Chairman receives a $2,500 annual fee for his service. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee is compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses. The Board of Trustees may from time to time establish ad hoc committees, and Trustees who sit on such ad hoc committees may receive additional compensation for their participation.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2008. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust.)

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Gary A. Childress	$128,750	$0	$0	$128,750
Theodore J. Coburn[1]	$135,500	$0	$0	$135,500
F. Ford Drummond	$127,000	$0	$0	$127,000
James S. MacLeod	$166,000	$0	$0	$166,000
Davey S. Scoon	$215,000	$0	$0	$215,000
Edward E. Sheridan	$149,500	$0	$0	$149,500
W. Bryant Stooks	$130,500	$0	$0	$130,500
Gerald M. Thorne	$149,000	$0	$0	$149,000
James W. Zug	$133,500	$0	$0	$133,500

As disclosed in more detail in the Shareholders’ Guide, each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

[1]

“Total Compensation from Trust and Fund Complex Paid to Trustees” includes $15,500 in compensation paid to Mr. Coburn for his services as a Director of the Nicholas-Applegate Fund, Inc. for the calendar year ended December 31, 2007.

Codes of Ethics

The Trust, Allianz Global Fund Management, Cadence, NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, Pacific Investment Management and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period ended June 30, 2008 is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (Institutional and Administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov.

Investment Adviser

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) between Allianz Global Fund Management and the Trust. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Adviser is located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser and its investment management affiliates had approximately $828.5 billion of assets under management as of September 30, 2008.

As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Allianz SE owns 100% of Dresdner Bank AG, though in August 2008 it announced an agreement to sell Dresdner Bank AG to Commerzbank AG. Credit Lyonnais, as well as certain broker-dealers that might be controlled by or affiliated with this entity or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, may be considered to be affiliated persons of the Adviser and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

Advisory Agreement

The Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Adviser has engaged various affiliates and one non-affiliate to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Adviser will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

The AGI Multi-Style Fund does not pay any fees to the Adviser in return for these services under the Advisory Agreement. The AGI Multi-Style Fund does, however, indirectly pay a proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management by the Underlying Funds in which the AGI Multi-Style Fund invests.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the OCC Growth, OCC Opportunity, OCC Renaissance and OCC Target Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days’ written notice to the Adviser.

The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Adviser currently receives a monthly investment advisory fee from each Fund (except for the AGI Multi-Style Fund) at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Advisory Fee Rate
Allianz Global Investors Value, CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value(1), NFJ Large-Cap Value and RCM Large-Cap Growth	0.45%
RCM Mid-Cap	0.47%
NACM Growth, OCC Growth and RCM International Growth Equity	0.50%
OCC Target	0.55%
NFJ Small-Cap Value(2)	0.59%
OCC Renaissance(3)	0.60%
NACM International, NFJ International Value, NFJ Mid-Cap Value and OCC Equity Premium Strategy	0.60%
NACM Income & Growth, NACM Mid-Cap Growth, NFJ All-Cap Value and OCC Opportunity	0.65%
NACM Global and RCM Global Resources	0.70%
RCM Wellness	0.78%
RCM Small-Cap Growth	0.85%
NACM Emerging Markets Opportunities, NACM Pacific Rim and RCM Technology	0.90%
RCM Global Small-Cap and RCM Strategic Growth	1.00%
CCM Emerging Companies(4)	1.25%

(1)	Effective January 1, 2008, the Fund’s 0.45% Advisory Fee became subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.
(2)	Effective January 1, 2007, the Fund’s 0.60% Advisory Fee became subject to a reduction of 0.025% on assets in excess of $3 billion, and additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.
(3)	The Fund’s 0.60% Advisory Fee is currently subject to a voluntary fee waiver of 0.05%. While the fee waiver is in effect, the actual Advisory Fee will be 0.55%.
(4)	Effective January 1, 2008, the Fund’s 1.25% Advisory Fee was reduced by 0.05% to 1.20%. In addition, effective July 1, 2008, the Fund’s Advisory Fee was further reduced by 0.05% to 1.15%. These Advisory Fee reductions will continue until at least December 31, 2008.

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 the Funds paid the Adviser the following amounts under the Advisory Agreement (those Funds that had not yet commenced operations during the periods shown are not included) :

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund	$0	$0	$0
Allianz Global Investors Value Fund(1)	6,158,640	8,613,579	10,160,557
CCM Capital Appreciation Fund	7,217,313	6,974,483	5,723,686
CCM Emerging Companies Fund	4,193,191	7,073,061	8,573,478
CCM Focused Growth Fund	383,471	107,438	19,051
CCM Mid-Cap Fund(1)	6,036,841	5,921,454	5,811,327
NACM Emerging Markets Opportunities Fund(2)	1,716,169	403,098	110,645
NACM Global Fund	383,304	298,672	168,683
NACM Growth Fund	139,511	68,518	19,931
NACM Income & Growth Fund	146,054	45,281	N/A
NACM International Fund	3,513,728	3,368,769	1,135,812
NACM Mid-Cap Growth Fund	140,780	0	N/A

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
NACM Pacific Rim Fund	3,880,577	2,819,269	1,339,098
NFJ All-Cap Value Fund	260,630	366,609	290,401
NFJ Dividend Value Fund(1)	37,758,436	24,393,001	6,499,713
NFJ International Value Fund	5,921,828	1,361,386	246,444
NFJ Large-Cap Value Fund(1)	4,380,361	1,345,263	359,032
NFJ Mid-Cap Value Fund	78,883	39,197	N/A
NFJ Small-Cap Value Fund	25,720,283	25,781,954	23,252,939
OCC Core Equity Fund(1)	26,932	32,124	15,617
OCC Equity Premium Strategy Fund(1)	352,840	406,344	420,780
OCC Growth Fund	2,908,075	2,706,725	2,928,696
OCC International Equity Fund(1)	28,573	25,133	N/A
OCC Opportunity Fund	1,617,022	1,636,712	1,694,131
OCC Renaissance Fund(1)	9,508,737	13,833,249	22,355,879
OCC Small-Cap Value Fund(1)	5,483	N/A	N/A
OCC Target Fund	3,472,641	3,558,024	4,231,054
RCM Biotechnology Fund(1)	832,177	1,308,071	2,155,716
RCM Financial Services Fund(1)	N/A	28,863	25,090
RCM Global Resources Fund	301,435	81,236	39,358
RCM Global Small-Cap Fund	2,672,193	2,397,919	1,514,990
RCM Wellness Fund	624,365	791,681	1,148,785
RCM International Growth Equity Fund	454,708	420,829	342,339
RCM Large-Cap Growth Fund	2,366,627	2,453,764	2,489,981
RCM Mid-Cap Fund	385,543	421,707	615,899
RCM Small-Cap Growth Fund	72,007	51,194	13,695
RCM Strategic Growth Fund	54,839	36,476	7,746
RCM Targeted Core Growth Fund(1)	N/A	N/A	160,306
RCM Technology Fund	12,324,347	10,810,840	11,844,017
TOTAL	$146,038,545	$129,938,521	$115,604,235

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.
(2)	The Nicholas-Applegate Emerging Markets Opportunities Fund, the NACM Emerging Markets Opportunities Fund’s predecessor, paid the Fund’s investment adviser (Nicholas-Applegate Capital Management LLC): (a) $73,646 in advisory fees for the Fund’s fiscal year ended March 31, 2005, all of which were reimbursed to the Fund as a result of expense limitation and fee waiver arrangements between the Fund and its investment adviser; and (b) $247,884 in advisory fees for the Fund’s fiscal year ended March 31, 2006, of which $137,239 were reimbursed to the Fund as a result of expense limitation and fee waiver arrangements between the Fund and its investment adviser.

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment adviser to the Trust pursuant to the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between Allianz Global Fund Management and the Trust. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Adviser.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In addition to its services as Adviser, Allianz Global Fund Management serves as Administrator to the Funds pursuant to an Amended and Restated Administration Agreement with the Trust (and in this capacity is referred to herein as the “Administrator”). The Administrator provides or procures administrative services for the Funds, which include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Administrator (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

In return for an administrative fee, the Administrator also arranges, at its own expense, for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds. The Administrator is also responsible for the preparation of prospectuses and shareholder reports for current shareholders and bears the costs of preparing, printing and mailing such reports.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr., Udo Frank and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore, Frank and Maney is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Bruce Koepfgen	Management Board	Mr. Koepfgen is a Managing Director and Chief Executive Officer of Oppenheimer Capital LLC. Mr. Koepfgen has more than 27 years of business-management and financial-market experience. He spent 23 years at Salomon Brothers, including 15 years as a managing director. From 1999 to 2003, Mr. Koepfgen was a private investor, consultant and CEO to venture-backed start-up companies.

Marna C. Whittington	Management Board	Ms. Whittington is the Managing Director, Chief Executive Officer and member of the Executive Committee of Nicholas-Applegate Capital Management LLC. Ms. Whittington joined Nicholas-Applegate Capital Management in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1995 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1984 to 1992).

Barbara R. Claussen	Management Board	Ms. Claussen joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in 2005 she was promoted to Chief Operating Officer. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for more than 15 affiliate banks. She has over 25 years of experience in the investment business.

Portfolio Management Agreements

The Adviser employs Sub-Advisers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a “Portfolio Management Agreement”) between the Adviser and the particular Sub-Adviser. The Adviser currently has nine investment management affiliates which are also indirect subsidiaries of Allianz, the following three of which manage one or more of the Funds: NFJ Investment Group L.P. (“NFJ”), Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and Oppenheimer Capital LLC (“Oppenheimer Capital”). RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Adviser, is the Sub-Adviser for the Allianz RCM Funds and the AGI Multi-Style Fund. Cadence Capital Management LLC (“Cadence”), which was previously (but is no longer) affiliated with Allianz, is the Sub-Adviser of the Allianz CCM Funds. For services provided to the Funds, the Adviser (and not the Funds) pays the Sub-Advisers fees at the rates set forth in the Portfolio Management Agreements. Each Portfolio Management Agreement provides that neither the Adviser nor the relevant Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Shareholders of each Fund (except the CCM Emerging Companies, CCM Mid-Cap, NFJ Dividend Value and NFJ Large-Cap Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more Sub-Advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to the Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Cadence

Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the CCM Capital Appreciation, CCM Emerging Companies, CCM Focused Growth and CCM Mid-Cap Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the CCM Capital Appreciation, CCM Focused Growth and CCM Mid-Cap Funds and 1.15% for the CCM Emerging Companies Fund. With respect to the CCM Emerging Companies Fund, effective January 1, 2008, the fee payable to Cadence is reduced by 0.05% to 1.10%. In addition, effective July 1, 2008, the fee payable to Cadence is further reduced by 0.05% to 1.05%. These fee reductions will continue until at least December 31, 2008.

Cadence is an investment management firm organized as a Delaware limited liability company. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence is majority owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of September 30, 2008, of approximately $7.2 billion.

NFJ

Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Allianz Global Investors Value, NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value and NFJ Small-Cap Value Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the Allianz Global Investors Value, NFJ Dividend Value and NFJ Large-Cap Value Funds, 0.50% for the NFJ International Value, NFJ Mid-Cap Value and NFJ Small-Cap Value Funds and 0.55% for the NFJ All-Cap Value Fund. With respect to the NFJ Small-Cap Value Fund, the fee payable to NFJ is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets. With respect to the NFJ Dividend Value Fund, effective January 1, 2008, the fee payable to NFJ is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

NFJ is an investment management firm organized as a Delaware limited partnership and is an indirect wholly-owned subsidiary of Allianz Global Investors Management Partners LLC (“AGI Management Partners”), which, in turn, is wholly owned by Allianz. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. PEA Capital LLC (“PEA”) managed the portfolio of the Allianz Global Investors Value Fund from May 8, 2000 until February 14, 2005, and Oppenheimer Capital LLC (“OCC”) served as Sub-Adviser of that Fund between February 15, 2005 and August 15, 2008. NFJ has two partners: AGI Management Partners as the limited partner, and NFJ Management Inc. as the general partner. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGI Management Partners is located at 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of September 30, 2008, of approximately $33.5 billion.

Nicholas-Applegate

Pursuant to a Portfolio Management Agreement between the Adviser and Nicholas-Applegate, Nicholas-Applegate is the Sub-Adviser and provides investment advisory services to the NACM Emerging Markets Opportunities, NACM Global, NACM Growth, NACM Income & Growth, NACM International, NACM Mid-Cap Growth and NACM Pacific Rim Funds. For the services provided, the Adviser (not the Trust) pays Nicholas-Applegate a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the NACM Growth Fund, 0.50% for the NACM International Fund, 0.55% for the NACM Income & Growth and NACM Mid-Cap Growth Funds, 0.60% for the NACM Global Fund, and 0.80% for the NACM Emerging Markets Opportunities and NACM Pacific Rim Funds.

Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership) and is an indirect wholly-owned subsidiary of AGI Management Partners, which, in turn, is wholly owned by Allianz. Nicholas-Applegate is located at 600 West Broadway, San Diego, California 92101. AGI Management Partners is located at 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. Nicholas-Applegate was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by Nicholas-Applegate had combined assets, as of September 30, 2008, of approximately $11.2 billion.

RCM

Pursuant to a Portfolio Management Agreement between the Adviser and RCM, RCM provides investment services to the AGI Multi-Style, RCM Global Resources, RCM Global Small-Cap, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap Growth, RCM Strategic Growth, RCM Technology and RCM Wellness Funds. For the services provided, the Adviser (and not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the RCM Large-Cap Growth Fund, 0.37% for the RCM Mid-Cap Fund, 0.40% for the RCM International Growth Equity Fund, 0.70% for the RCM Global Resources and RCM Wellness Funds, 0.75% for the RCM Small-Cap Growth Fund, 0.80% for the RCM Technology Fund and 0.90% for the RCM Global Small-Cap and RCM Strategic Growth Funds; with respect to the AGI Multi-Style Fund, the fee is calculated at the following annual rate (based on the average daily net assets of the Fund): 0.15% for the first $100 million, 0.10% for the next $150 million, 0.05% for the next $750 million, and 0.025% thereafter. With respect to the RCM Wellness Fund, the fee payable to RCM has been reduced by 0.05%, to 0.75%. This portfolio management fee reduction will continue until at least December 31, 2008.

RCM is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz SE. Organized in 1998, it is the successor to the business of its holding company, RCM Global Investors US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2008, RCM had approximately $16.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Oppenheimer Capital

Pursuant to a Portfolio Management Agreement between the Adviser and Oppenheimer Capital, Oppenheimer Capital provides investment services to the OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Renaissance and OCC Target Funds. For the services provided, the Adviser (not the Trust) pays Oppenheimer Capital a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the OCC Growth Fund, 0.45% for the OCC Equity Premium Strategy OCC Target Funds, 0.50% for the OCC Renaissance Fund and 0.55% for the OCC Opportunity Fund. With respect to the OCC Renaissance Fund, the fee payable to Oppenheimer Capital has been reduced by 0.05% to 0.45% on a voluntary basis with no set expiration date for the reduction.

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly-owned subsidiary of AGI Management Partners, which, in turn, is wholly owned by Allianz. AGI Management Partners is located at 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. PEA Capital LLC (“PEA”) managed the portfolios of: (i) the OCC Equity Premium Strategy, OCC Growth, OCC Opportunity and OCC Target Funds prior to November 1, 2006; and (ii) the Allianz Global Investors Value and OCC Renaissance Funds prior to February 15, 2005. Columbus Circle Investors (“Columbus Circle”), a former subsidiary partnership of the Adviser, served as the Sub-Adviser of: (i) the OCC Growth, OCC Opportunity and OCC Target Funds prior to March 6, 1999, (ii) the OCC Renaissance Fund until May 7, 1999, and (iii) the OCC Equity Premium Strategy Fund until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle’s employees. As of September 30, 2008, Oppenheimer Capital had approximately $13.6 billion in assets under management.

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the amount of portfolio management fees paid by the Adviser to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund(1)	$0	$0	N/A
Allianz Global Investors Value Fund(2)	4,790,053	6,699,450	7,902,655
CCM Capital Appreciation Fund	5,613,445	5,424,598	$4,451,756
CCM Emerging Companies Fund	3,857,736	6,507,216	7,887,600
CCM Focused Growth Fund	298,255	83,563	14,818
CCM Mid-Cap Fund(2)	4,695,321	4,605,575	4,519,921
NACM Emerging Markets Opportunities Fund(2)	1,525,484	319,730	N/A
NACM Global Fund	328,547	256,005	144,586
NACM Growth Fund	111,609	54,815	15,945
NACM Income & Growth Fund	123,584	38,315	N/A
NACM International Fund	2,928,107	2,807,307	946,510
NACM Mid-Cap Growth Fund	112,864	N/A	N/A
NACM Pacific Rim Fund	3,449,401	2,506,017	1,190,309
NFJ All-Cap Value Fund	220,533	310,208	245,724
NFJ Dividend Value Fund(2)	29,367,673	18,972,334	5,055,332
NFJ International Value Fund	4,934,857	1,134,488	205,370
NFJ Large-Cap Value Fund(2)	3,406,947	1,046,316	279,247
NFJ Mid-Cap Value Fund	65,736	32,664	N/A
NFJ Small-Cap Value Fund	21,433,570	21,484,962	18,377,449
OCC Core Equity Fund(2)	20,947	24,986	12,147
OCC Equity Premium Strategy Fund(2)	267,905	304,758	315,585
OCC Growth Fund	2,326,460	2,165,380	2,342,957
OCC International Equity Fund(2)	23,811	20,944	N/A
OCC Opportunity Fund	1,368,250	1,384,910	1,443,496
OCC Renaissance Fund(2)	7,685,990	11,462,869	18,629,890
OCC Small-Cap Value Fund(2)	4,640	N/A	N/A
OCC Target Fund	2,841,252	2,911,111	3,461,772
RCM Biotechnology Fund(2)	729,949	1,159,068	1,939,974
RCM Financial Services Fund(2)	N/A	28,863	21,505
RCM Global Resources Fund	267,655	75,689	33,735
RCM Global Small-Cap Fund	2,434,233	2,184,748	1,365,638
RCM International Growth Equity Fund	543,595	344,172	274,054
RCM Large-Cap Growth Fund	373,855	2,323,695	1,945,116
RCM Mid-Cap Fund	2,252,884	411,347	485,004
RCM Small-Cap Growth Fund	376,131	51,194	12,084
RCM Strategic Growth Fund	72,007	35,786	6,972
RCM Technology Fund	52,745	9,960,035	10,581,697
RCM Wellness Fund	11,406,505	689,778	1,022,217

(1)	The Adviser did not pay a portfolio management fee with respect to the AGI Multi-Style Fund prior to March 2006.
(2)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest

Cadence

Compensation

Cadence compensates each portfolio manager for such portfolio manager’s management of the Funds. Each portfolio manager’s compensation consists of a fixed annual base salary, 401(k) plan and a share of the firm’s profits, payment of which may in some cases be deferred, at the portfolio manager’s election, pursuant to a deferred compensation plan in which each portfolio manager may participate.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers. Except as noted below, the information is as of June 30, 2008, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
William B. Bannick	1	24.3	155	4,710.1	3	322.0
Robert L. Fitzpatrick	1	24.3	155	4,710.1	3	322.0
Michael J. Skillman	1	24.3	155	4,710.1	3	322.0

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
William B. Bannick	0	0	1	20.6	0	0
Robert L. Fitzpatrick	0	0	1	20.6	0	0
Michael J. Skillman	0	0	1	20.6	0	0

Conflicts of Interest

Cadence’s Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Allianz CCM Funds. Some of these clients’ portfolios are managed using the same investment strategies and objectives which the Portfolio Managers use to manage the Funds, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Product Group”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Product Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Product Group may be selling a security, while another Product Group may be purchasing or holding the same security. As a result, transactions executed for the Product Group that is selling the security may adversely affect the value of any Product Group which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Funds. For example, Cadence may receive more compensation with respect to certain Product Groups than that received with respect to other Product Groups or the Funds or may receive compensation based in part on the performance of accounts in a certain Product Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Product Group, to the possible detriment of other Product Groups for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Funds.

Each Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in the Funds managed by such Portfolio Managers. In addition, the Funds managed by the Portfolio Managers may be investment options in Cadence’s employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of June 30, 2008.

Dollar Range of Equity Securities
CCM Capital Appreciation
William B. Bannick	$500,001 – 1,000,000
Robert L. Fitzpatrick	$100,001 – 500,000
Michael J. Skillman	None
CCM Emerging Companies
William B. Bannick	$10,001 – 50,000
Robert L. Fitzpatrick	None
Michael J. Skillman	$10,001 -50,000
CCM Focused Growth
William B. Bannick	None
Robert L. Fitzpatrick	$100,001 - $500,000
Michael J. Skillman	$100,001 - $500,000
CCM Mid-Cap
William B. Bannick	$50,001 – 100,000
Robert L. Fitzpatrick	$100,001 – 500,000
Michael J. Skillman	None

NFJ

NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

Compensation

Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular portfolio manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

Annual Bonus or Profit Sharing. Portfolio managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus which is tied to such portfolio manager/analyst’s successful job performance.

Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance. Except as noted below, the information is as of June 30, 2008.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Benno J. Fischer	5	156.2	49	5,630.6	14	3,751.5
Jeffrey S. Partenheimer	2	16.4	40	4,814.9	8	1,258.0
Paul A. Magnuson	4	151.8	48	5,554.7	12	2,244.1
R. Burns McKinney	4	151.8	43	4,601.5	8	3,210.8
Thomas W. Oliver	2	16.4	40	4,677.4	3	719.1
Morley D. Campbell	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services”.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee with a Risk Sub-Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of June 30, 2008.

Dollar Range of Equity Securities
Allianz Global Investors Value
Thomas W. Oliver	None
Benno J. Fischer	None
Jeffrey S. Partenheimer	None
Paul A. Magnuson	None
NFJ All-Cap Value
Benno J. Fischer	None
Jeffrey S. Partenheimer	$50,001-$100,000
Thomas W. Oliver	None
NFJ Dividend Value
Benno J. Fischer	$50,001-$100,000
R. Burns McKinney	$100,001-$500,000
Jeffrey S. Partenheimer	$1-$10,000
Thomas W. Oliver	$100,001-$500,000
Paul A. Magnuson	$100,001-$500,000
NFJ International Value
Benno J. Fischer	None
Thomas W. Oliver	$100,001-$500,000
Paul A. Magnuson	$500,001-$1,000,000
R. Burns McKinney	$100,001-$500,000
NFJ Large-Cap Value
Thomas W. Oliver	$50,001-100,000
Benno J. Fischer	None
Jeffrey S. Partenheimer	None
Paul A. Magnuson	$50,001-$100,000
NFJ Mid-Cap Value
Jeffrey S. Partenheimer	$100,001-$500,000
Benno J. Fischer	None
Thomas W. Oliver	$100,001-$500,000
NFJ Small-Cap Value
Benno J. Fischer	$50,001-$100,000
Paul A. Magnuson	$100,001-$500,000
R. Burns McKinney	$10,001-$50,000
Morley D. Campbell	$1-$10,000

Nicholas-Applegate

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) that shares primary responsibility for day-to-day portfolio management of the Funds.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by Nicholas-Applegate.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm. Approximately 75% of each portfolio manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark (which includes the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 2500 Growth Index, the Russell 2500 Index, the Russell Mid-Cap Index, the Russell Microcap Index, the S&P 500 Index, the S&P 400 Index, the MSCI EAFE Index, the MSCI EAFE Growth Index, the CSFB Convertible Index, the Merrill Lynch All Convertible All Quality Index, the Merrill Lynch High Yield Master II Index, the MSCI Emerging Markets Index and the MSCI World Index) (representing approximately one half of the calculation) and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of the Fund’s portfolio will be compared for these purposes in indicated in the “Performance Information” sections of the Prospectuses. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each Nicholas-Applegate portfolio manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager of each portfolio management team evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers. The Chief Investment Officer’s bonus compensation is based on the overall performance and profitability of the firm’s portfolios.

Each Nicholas-Applegate investment team has a profit-sharing plan. Each team receives a pool which is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager (if any) determine allocations among the team. The profits to be allocated increase with the profitability of the individual accounts.

Additionally, Nicholas-Applegate may issue equity ownership interests to key employees in the form of “Profits Interests.” Profits Interests are issued to employees who, in the judgment of the executive committee described below: (1) provide unique and critical expertise and contributions to the firm; (2) perform as role models and benchmarks for Nicholas-Applegate’s core values; (3) are instrumental to the building and sustaining of clients’ trust and confidence; and (4) are critical to and committed to the future growth and success of Nicholas-Applegate. The Profits Interests are intended to share long-term value created by key employees. Portfolio managers are eligible for Profits Interests, at the discretion of a committee comprised of executive management of Nicholas-Applegate (including Mr. Valeiras), and executive management of Allianz.

Portfolio managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of June 30, 2008.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	4	1,015.5	3	39.8
Horacio A. Valeiras, CFA	0	0	4	1,015.5	3	39.8
Steven Tael, Ph.D., CFA	7	1,257.7	51	1,459.8	8	670.8
James Li, Ph.D., CFA	7	1,257.7	51	1,459.8	8	670.8
Jane Edmondson	7	1,257.7	51	1,459.8	8	670.8
Nelson Shing	3	328.9	2	107.7	2	161.5
Kunal Ghosh	7	1,257.7	51	1,459.8	8	670.8
Christopher A. Herrera	3	328.9	2	107.7	2	161.5
Mark P. Roemer	7	1,257.7	51	1,459.8	8	670.8
Michael E. Yee	6	986.9	12	1,407.2	7	4092
Justin Kass, CFA	6	986.9	12	1,407.2	7	4092

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	0	0	0	0
Horacio A. Valeiras, CFA	0	0	0	0	0	0
Steven Tael, Ph.D. CFA	1	3	4	719.3	0	0
James Li, Ph.D., CFA	1	3	4	719.3	0	0
Jane Edmondson	1	3	4	719.3	0	0
Nelson Shing	0	0	0	0	0	0
Kunal Ghosh	1	3	4	719.3	0	0
Christopher A. Herrera	0	0	0	0	0	0
Mark P. Roemer	1	3	4	719.3	0	0
Michael E. Yee	2	440.2	0	0	0	0
Justin Kass, CFA	2	440.2	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Nicholas-Applegate believes are faced by investment professionals at most major financial firms. Nicholas-Applegate, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Nicholas-Applegate’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Nicholas-Applegate account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Nicholas-Applegate, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Nicholas-Applegate-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and Nicholas-Applegate’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Nicholas-Applegate’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by Nicholas-Applegate, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2008.

Dollar Range of Equity Securities
NACM Emerging Markets Opportunities
Horacio A. Valeiras., CFA	None
Steven Tael, Ph.D., CFA	None
Kunal Ghosh	None
NACM Global
Horacio A. Valeiras., CFA	None
Christopher A. Herrera	None
Nelson Shing	None
NACM Growth
Horacio A. Valeiras	None
James Li, Ph.D., CFA	None
Jane Edmondson	$1-$10,000
NACM Income & Growth
Horacio A. Valeiras	None
Douglas Forsyth, CFA	None
Michael E. Yee	None
Justin Kass, CFA	None
NACM International
Horacio A. Valeiras	None
Steven Tael, Ph.D., CFA	None
Kunal Ghosh	None
NACM Mid-Cap Growth
Horacio A. Valeiras	None
Jane Edmondson	None
Mark P. Roemer	None
NACM Pacific Rim
Horacio A. Valeiras	None
Pedro Marcal	None
Christopher A. Herrera	None

RCM

Compensation

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitive, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant RCM Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant RCM Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitive review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers as of June 30, 2008, including amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Ray Edelman	2	56.2	29	1,194.2	0	0
Joanne Howard	1	20.9	39	444.4	0	0
Peter Goetz	3	249	20	442.7	1	132.2
Louise Laufersweiler	4	37.1	21	557.8	2	232.6
Steven Klopukh	0	0	8	294.5	0	0
Ara Jelalian	0	0	7	3.5	0	0
Tom Ross	5	164.8	13	261.7	2	232.6
Huachen Chen	5	465.9	16	469.1	4	879.3
Walter Price	*7	478.9	11	461.6	5	900.2
Michael Dauchot	1	129.8	6	1.5	0	0
Ken Tsuboi	1	129.8	7	2.5	0	0
Paul Wagner	1	13	2	0.3	0	0
Paul Strand	0	0	5	1.3	0	0
Todd G. Hawthorne	1	4.5	5	0.4	0	0

*	Includes advisory fees based on the performance of the pooled vehicle.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and RCM’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by RCM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Potential conflicts of interest that may arise in connection with managing the AGI Multi-Style Fund are described in the Prospectuses relating to that Fund.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P.

Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the Allianz RCM Technology Fund and the Allianz RCM Strategic Growth Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the Allianz RCM Technology Fund and the Allianz RCM Strategic Growth Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2008.

Dollar Range of Equity Securities
RCM Large-Cap Growth
Ray Edelman	$100,000 - $500,000
Joanne Howard	$100,000 - $500,000
Peter Goetz	$1 - $10,000
RCM Mid-Cap
Louise Laufersweiler	$50,000 - $100,000
Steven Klopukh	$10,000 - $50,000
RCM International Growth Equity
Ara Jelalian	$100,000 - $500,000
RCM Global Small-Cap
Tom Ross	$50,000 - $100,000
RCM Technology
Walter Price	Over 1 million
Huachen Chen	Over 1 million
RCM Wellness
Michael Dauchot	$10,000 - $50,000
Ken Tsuboi	$10,000 - $50,000
RCM Global Resources
Paul Strand	$100,000 - $500,000
RCM Small-Cap Growth
Louise Laufersweiler	$50,000 - $100,000
Tom Ross	$50,000 - $100,000
RCM Strategic Growth
Ray Edelman	$100,000 - $500,000
Todd G. Hawthorne	$1 - $10,000
AGI Multi-Style
Ara Jelalian	$50,000 - $100,000

Oppenheimer Capital

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity and a benefits package. Key investment professionals are also eligible to participate in Oppenheimer’s long-term incentive program. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark or peer group ranking of the portfolio over a one- or three -year period, with some consideration for longer time periods. In addition to any bonus, Oppenheimer utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period of one year or over a three-year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three-year period and is typically invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers. Except as note below, the information is as of June 30, 2008, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Robert K. Urquhart	0	0	4	43.4	2	134.8
Stephen Bond-Nelson	4	300.4	1	8.8	4	2,171.7
Martin Mickus	0	0	0	0	0	0
Michael Corelli	0	0	2	5.5	1	159.2
Jeff Parker	0	0	4	216.7	0	0
Nicholas Frelinghuysen	0	0	0	0	1	89.5
Bradley Holmes	1	23.9	0	0	0	0
Eric Sartorius	0	0	0	0	1	159.2

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Robert K. Urquhart	0	0	0	0	0	0
Stephen Bond-Nelson	4	300.4	1	8.8	0	0
Martin Mickus	0	0	0	0	0	0
Michael Corelli	0	0	0	0	0	0
Jeff Parker	0	0	0	0	0	0
Nicholas Frelinghuysen	0	0	0	0	0	0
Bradley Holmes	0	0	0	0	0	0
Eric Sartorius	0	0	0	0	0	0

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of Oppenheimer Capital are subject to a written code of ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of entities (including unregistered comingled vehicles) in which they have a beneficial interest or for the accounts of others for whom they provide investment advisory services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Funds. When Oppenheimer Capital determines that it would be appropriate for a particular Fund and one or more Managed Accounts to participate in an investment opportunity, Oppenheimer Capital will seek to execute orders for a Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Fund and one or more other Managed Accounts is not assured. In such situations, Oppenheimer Capital may (but is not required to) place orders for a Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Oppenheimer Capital may cause a Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Oppenheimer Capital may allocate the securities traded among a Fund and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Fund and each other Managed Account as well as any other factors which it deems relevant.

Some of the Managed Accounts (including several unregistered comingled vehicles) are charged fees that are based entirely or partially on investment performance. Performance fee arrangements create a potential conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to Managed Accounts which are charged a performance fee instead of allocating them to Funds or a Managed Accounts without a performance-based fee. Oppenheimer Capital has adopted policies and procedures that are reasonably designed to allocate investment opportunities among Managed Accounts which are charged performance-based fees and Funds and Managed Accounts which are not charged such fees on a fair and equitable basis over time.

Securities Ownership

Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2008.

Dollar Range of Equity Securities
OCC Equity Premium Strategy
Stephen Bond-Nelson	$0
Robert K. Urquhart	$0
OCC Growth
Robert K. Urquhart	$100,001 - $500,000
Martin Mickus	$100,001 - $500,000
OCC Opportunity
Michael Corelli	$0

Eric Sartorius	$0
OCC Renaissance
Nicholas Frelinghuysen	$0
Bradley Holmes	$50,001 - $100,000
OCC Target
Martin Mickus	$100,001 - $500,000
Jeff Parker	$500,001 - $1,000,000

Fund Administrator

In addition to its services as Adviser, Allianz Global Fund Management serves as administrator (and is referred to in this capacity as the “Administrator”) to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. Allianz Global Fund Management has, at its own expense, retained State Street Bank & Trust Company to perform certain administrative services and may retain affiliates to provide other administrative services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the annual rates for each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis) in the table below.

Administrative Fee Rate

Fund	Institutional and Administrative Classes(1)	Class A, Class B, Class C, Class D, and Class R(2)	Class P(1)
AGI Multi-Style	0.10%(3)	0.40%	N/A
Allianz Global Investors Value	0.25%	0.40%	N/A
CCM Capital Appreciation	0.25%	0.40%	N/A
CCM Emerging Companies	0.25%	N/A	0.35%
CCM Focused Growth	0.25%	0.40%	0.35%
CCM Mid-Cap	0.25%	0.40%	0.35%
NACM Emerging Markets Opportunities	0.45%	0.60%	0.55%
NACM Global	0.35%	0.50%	0.45%
NACM Growth	0.25%	0.40%	0.35%
NACM Income & Growth	0.25%	0.40%	0.35%
NACM International	0.45%	0.60%	0.55%
NACM Mid-Cap Growth	0.25%	0.40%	0.35%
NACM Pacific Rim	0.45%	0.60%	0.55%
NFJ All-Cap Value	0.25%	0.40%	0.35%
NFJ Dividend Value	0.25%	0.40%	0.35%
NFJ International Value	0.45%	0.60%	0.55%
NFJ Large-Cap Value	0.25%	0.40%	0.35%
NFJ Mid-Cap Value	0.25%	0.40%	0.35%
NFJ Small-Cap Value	0.25%	0.40%	0.35%
OCC Equity Premium Strategy	0.25%	0.40%	0.35%
OCC Growth	0.25%	0.40%	0.35%
OCC Opportunity	0.25%	0.40%	0.35%
OCC Renaissance	0.25%	0.40%	N/A
OCC Target	0.25%	0.40%	0.35%
RCM Global Resources	0.35%	0.50%	0.45%
RCM Global Small-Cap	0.35%	0.50%	0.45%
RCM Wellness	N/A	0.45%	N/A
RCM International Growth Equity	0.45%	0.60%	N/A
RCM Large-Cap Growth	0.25%	0.40%	0.35%
RCM Mid-Cap	0.25%	0.40%	N/A
RCM Small-Cap Growth	0.25%	0.40%	0.35%
RCM Strategic Growth	0.25%	0.40%	0.35%
RCM Technology	0.30%	0.45%	0.40%

(1)

Institutional and Administrative Class and Class P shareholders of each Fund pay the Administrator monthly administrative fees at the annual rates set forth above, stated as a percentage of the average daily net assets attributable to each such share class. The administrative fee rates in the table above for Institutional and Administrative Class and Class P shareholders of each Fund (except the AGI Multi-Style, Allianz Global Investors Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion. The administrative fee rate for Institutional and Administrative Class and Class P shareholders of the Allianz Global Investors Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s aggregate average daily net assets attributable to that class. Due to an existing fee waiver, the administrative fee rate for the AGI Multi-Style Fund set forth above is not subject to additional reductions.

(2)

Class A, B, C, D and R shareholders, as applicable, of each Fund pay the Administrator monthly administrative fees at the annual rate set forth above, stated as a percentage of the average daily net assets attributable to each such share class. The administrative fee rate for Class A, B, C, D and R shareholders, as applicable, of each Fund (except the Allianz Global Investors Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10.0 billion. The administrative fee rate for Class A, B, C, D and R shareholders, as applicable, of the Allianz Global Investors Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.50% to the extent the aggregate average daily net assets of the Fund exceed $5.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10.0 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s aggregate average daily net assets attributable to that class. The Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to an additional 0.25% for Class D shares as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. Therefore, the administrative fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)

The administrative fee for Institutional Class shares of the AGI Multi-Style Fund reflects a fee waiver currently in effect. In the absence of this waiver, the administrative fee rate for Institutional Class shares of the Fund would be 0.15% per annum, subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion.

Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of Allianz Global Fund Management, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of Allianz Global Fund Management, Allianz, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit (“disinterested Trustees’ expenses”); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D, Class R or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan (the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the OCC Growth, OCC Opportunity, OCC Renaissance and OCC Target Funds, by a majority of the Trustees who are not interested persons of the Trust or Allianz Global Fund Management, on 60 days’ written notice to Allianz Global Fund Management.

Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares—Plan for Class D Shares.”

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund	$1,212,880	$1,234,521	$1,042,673
Allianz Global Investors Value(1)	5,131,060	7,126,364	8,445,516
CCM Capital Appreciation Fund	4,595,486	4,460,486	3,827,643
CCM Emerging Companies Fund	851,730	1,398,006	1,668,505
CCM Focused Growth Fund	226,557	61,505	10,584
CCM Mid-Cap Fund(1)	3,934,392	3,881,739	3,947,144
NACM Emerging Markets Opportunities Fund	1,028,745	215,714	N/A
NACM Global Fund	273,692	213,271	120,272
NACM Growth Fund	110,484	53,844	14,572
NACM Income & Growth Fund	57,990	17,478	N/A
NACM International Fund	3,290,122	3,154,459	1,018,611
NACM Mid-Cap Growth Fund	51,403	N/A	N/A
NACM Pacific Rim Fund	2,498,685	1,815,310	859,611
NFJ All-Cap Value Fund	144,832	180,586	131,139
NFJ Dividend Value Fund(1)	24,551,108	16,984,344	5,179,227
NFJ International Value Fund	5,621,926	1,344,038	244,446
NFJ Large-Cap Value Fund(1)	3,291,482	1,061,349	302,269
NFJ Mid-Cap Value Fund	48,327	22,574	N/A
NFJ Small-Cap Value Fund	13,424,834	13,711,242	12,920,701
OCC Core Equity Fund(1)	16,703	21,067	9,086
OCC Equity Premium Strategy Fund(1)	230,533	265,414	271,533

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
OCC Growth Fund	2,289,890	2,149,081	2,313,521
OCC International Equity Fund(1)	21,430	18,850	N/A
OCC Opportunity Fund	924,308	955,099	981,798
OCC Renaissance Fund(1)	6,746,318	9,020,469	13,595,976
OCC Small-Cap Value Fund(1)	2,217	N/A	N/A
OCC Target Fund	2,475,824	2,538,242	2,958,820
RCM Biotechnology Fund (1)	408,914	596,009	958,096
RCM Financial Services Fund(1)	N/A	10,308	8,961
RCM Global Resources Fund	201,334	48,921	20,291
RCM Global Small-Cap Fund	1,292,222	1,159,031	726,179
RCM International Growth Equity Fund	530,538	493,729	400,526
RCM Large-Cap Growth Fund	1,477,861	1,547,034	1,568,344
RCM Mid-Cap Fund	219,196	239,850	343,589
RCM Small-Cap Growth Fund	21,178	15,057	4,028
RCM Strategic Growth Fund	16,840	10,152	2,017
RCM Targeted Care Growth Fund(1)	N/A	N/A	99,354
RCM Technology Fund	5,392,569	4,829,610	5,361,283
RCM Wellness Fund	385,255	509,514	717,991
TOTAL	$92,998,865	$81,335,753	$70,094,306

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The Nicholas-Applegate Emerging Markets Opportunities Fund, the NACM Emerging Markets Opportunities Fund’s predecessor, paid the Fund’s administrator, Nicholas-Applegate, an aggregate amount of $887,635 in administration fees for the Fund’s fiscal year ended March 31, 2006. The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid-Cap Growth Fund’s predecessor, paid the Fund’s administrator, Nicholas-Applegate, an aggregate amount of $138,181 in administration fees for the Fund’s fiscal year ended March 31, 2007.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and /or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Administrative Services Arrangements with Respect to Class P Shares

Class P shares of the Funds may be offered through certain brokers and other financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers, including sponsors of certain asset allocation, wrap fee and other similar programs. The Administrator currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement to service agents for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to Class P shareholders of the Funds. Such administrative services may include, but are not limited to, the following functions: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. These payments are made to service agents selected by the Administrator and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm.

The above-described amounts paid to service agents would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchases, redemptions or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, redemptions or exchanges of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, the Administrator and their affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class P shares of the Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to eight classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares.

Class A, Class B and Class C shares of the Trust are offered through financial institutions which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). Certain types of investors are not eligible to invest in Class B shares. See the Guide for details.

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of Allianz Funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders.

Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in the Guide.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the

Administration Agreement based on the different levels of administrative services provided to each Class. See “Fund Administrator.” All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Class A, B and C Prospectuses under the caption “Investment Options—Class A, B and C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class P, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund, series of Allianz Funds Multi-Strategy Trust or series of PIMCO Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

During the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

Class	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
Class A	$321,781	$155,143	$202,004
Class B	3,160,063	5,103,157	8,241,149
Class C	839,781	1,712,569	587,631

As described in the Class A, B and C Prospectus under the caption “Investment Options—Class A, B and C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the Distributor received an aggregate of $26,393,421, $18,979,397 and $10,190,822, respectively, and retained an aggregate of $1,193,649, $1,966,820 and $1,335,886, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Class A, B and C Prospectus under the caption “Investment Options—Class A, B and C Shares—Distribution and Servicing (12b-1) Plans” and in the Class R Prospectus under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority (“FINRA” which was formerly NASD) and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

	Servicing Fee	Distribution Fee
Class B and Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

All Funds(1)	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B (2)	0.25%	None
Class C (purchased before July 1, 1991)	0.25%	None
Class C(3) (purchased on or after July 1, 1991)	0.25%	0.75%
Class R	0.25%	0.25%

1.	Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.
2.	Payable only with respect to shares outstanding for one year or more.
3.	Payable only with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and/or their affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates make payments of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class R, Administrative Class or Institutional Class shares. In some cases, in addition to payments described above, the Distributor, Allianz Global Fund Management and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards & Sons, Inc.

Advantage Capital Corp.

AIG Financial Advisors, Inc.

American General Securities Inc.

American Portfolios Financial Services Inc.

Ameriprise Financial Services, Inc.

Associated Financial Group, Inc.

AXA Advisors, LLC

Banc of America Investment Services, Inc.

Banc One Securities Investment

CCO Investment Services

Chase Investment Services, Corp.

Citigroup Global Markets Inc.

Comerica Securities

Commonwealth Financial Network

E*TRADE

First Allied Securities, Inc.

FSC Securities Corp.

Janney, Montgomery, Scott

Jefferson Pilot Securities Corporation

Legg Mason Wood Walker, Inc.

Linsco/Private Ledger Corporation

McDonald Investments

Merrill Lynch, Pierce, Fenner & Smith Inc.

ML Stern & Co., LLC

Morgan Stanley & Co.

Mutual Service Corporation

NatCity Investments

National Planning Holdings, Inc.

Northwestern Mutual Investment Services LLC

Oppenheimer & Co., Inc.

Piper Jaffray

Questar Capital

Raymond James & Associates Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets Corp.

RBC Dain Rauscher, Inc.

Robert W. Baird

Royal Alliance Associates Inc.

Securities America, Inc.

Sterne Agee

Summit Brokerage Services Inc.

SunTrust Investment Services

UBS Financial Services, Inc.

United Planners’ Financial Services of America

Wachovia Securities, Inc.

Waterstone Financial Group

WM Financial Services

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, Allianz Global Fund Management and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ administrative fees and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the Trust paid the Distributor an aggregate of $23,997,849, $19,623,597 and $15,299,710, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund	$170,701	$172,526	$137,587
Allianz Global Investors Value Fund(1)	1,152,244	1,583,975	1,900,125
CCM Capital Appreciation Fund	1,088,623	1,002,644	748,109
CCM Focused Growth Fund	11,726	847	N/A
CCM Mid-Cap Fund(1)	789,084	840,430	732,039
NACM Emerging Markets Opportunities Fund(1)	130,545	9,176	N/A
NACM Global Fund	38,915	30,606	16,912
NACM Growth Fund	25,859	13,589	2,226
NACM Income & Growth Fund	1,664	59	N/A

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
NACM International Fund	666,340	689,279	184,166
NACM Mid-Cap Growth Fund	125	N/A	N/A
NACM Pacific Rim Fund	323,537	247,640	131,114
NFJ All-Cap Value Fund	26,082	15,195	8,730
NFJ Dividend Value Fund(1)	8,640,905	5,511,928	1,386,164
NFJ International Value Fund	1,403,229	330,800	63,653
NFJ Large-Cap Value Fund(1)	887,478	241,952	62,243
NFJ Mid-Cap Value Fund	16,187	8,189	N/A
NFJ Small-Cap Value Fund	4,345,031	4,592,459	4,274,016
OCC Core Equity Fund(1)	1,752	4,363	505
OCC Equity Premium Strategy Fund(1)	62,292	70,185	60,728
OCC Growth Fund	365,104	230,029	215,405
OCC Opportunity Fund	170,362	150,939	137,647
OCC Renaissance Fund(1)	1,589,901	2,120,744	3,528,891
OCC Small-Cap Value Fund(1)	124	N/A	N/A
OCC Target Fund	444,156	416,143	457,572
RCM Biotechnology Fund(1)	24,027	28,171	41,404
RCM Global Resources Fund	44,267	7,248	696
RCM Global Small-Cap Fund	218,413	200,374	121,280
RCM Wellness Fund	27,406	34,733	42,561
RCM International Growth Equity Fund	55,068	47,820	37,355
RCM Large-Cap Growth Fund	124,298	139,149	129,461
RCM Mid-Cap Fund	8,845	9,550	9,989

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
RCM Small-Cap Growth Fund	N/A	N/A	N/A
RCM Strategic Growth Fund	4,032	1,617	120
RCM Targeted Core Growth Fund(1)	N/A	N/A	21,024
RCM Technology Fund	1,139,528	871,238	847,987

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2008, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $20,638,151; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $3,359,698. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$146,803	$23,898	$170,701
Allianz Global Investors Value Fund(1)	990,930	161,314	1,152,244
CCM Capital Appreciation Fund	936,216	152,407	1,088,623
CCM Mid-Cap Fund(1)	678,612	110,472	789,084
CCM Focused Growth Fund	10,084	1,642	11,726
NACM Emerging Markets Opportunities Fund(1)	112,269	18,276	130,545
NACM Global Fund	33,467	5,448	38,915
NACM Growth Fund	22,239	3,620	25,859
NACM Income & Growth Fund	1,431	233	1,664
NACM International Fund	573,052	93,288	666,340
NACM Mid-Cap Growth Fund	107	18	125
NACM Pacific Rim Fund	278,242	45,295	323,537
NFJ All-CapValue Fund	22,431	3,651	26,082
NFJ Dividend Value Fund(1)	7,431,179	1,209,726	8,640,905

Fund	Compensation	Sales Material and Other Expenses	Total
NFJ International Value Fund	1,206,777	196,452	1,403,229
NFJ Large-Cap Value Fund(1)	763,231	124,247	887,478
NFJ Mid-Cap Value Fund	13,921	2,266	16,187
NFJ Small-Cap Value Fund	3,736,727	608,304	4,345,031
OCC Core Equity(1)	1,507	245	1,752
OCC Equity Premium Strategy Fund(1)	53,571	8,721	62,292
OCC Growth Fund	313,989	51,115	365,104
OCC Opportunity Fund	146,511	23,851	170,362
OCC Renaissance Fund(1)	1,367,315	222,586	1,589,901
OCC Small-Cap Value Fund(1)	107	17	124
OCC Target Fund	381,974	62,182	444,156
RCM Biotechnology Fund	20,664	3,363	24,027
RCM Global Resources Fund	38,069	6,198	44,267
RCM Global Small-Cap Fund	187,835	30,578	218,413
RCM Wellness Fund	23,569	3,837	27,406
RCM International Growth Equity Fund	47,359	7,709	55,068
RCM Large-Cap Growth Fund	106,896	17,402	124,298
RCM Mid-Cap Fund	7,606	1,239	8,845
RCM Small Cap Growth Fund	N/A	N/A	N/A
RCM Strategic Growth Fund	3,467	565	4,032
RCM Technology Fund	979,994	159,534	1,139,528

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class B Plans

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the Trust paid the Distributor an aggregate of $19,186,100, $23,397,035 and $25,205,841, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund	$744,274	$818,998	$758,149
Allianz Global Investors Value Fund(1)	2,752,216	3,891,589	4,487,199
CCM Capital Appreciation Fund	542,047	672,290	737,750
CCM Mid-Cap Fund(1)	571,630	708,138	793,347
NACM Global Fund	230,456	179,343	90,289
NACM Growth Fund	80,386	38,128	14,881
NACM Pacific Rim Fund	474,931	396,049	209,758
NFJ All-Cap Value Fund(1)	50,602	55,479	35,386
NFJ Dividend Value Fund(1)	4,021,256	3,986,537	1,999,397
NFJ Large-Cap Value Fund(1)	404,163	320,983	237,151
NFJ Small-Cap Value Fund	2,406,700	2,878,412	3,126,866
OCC Renaissance Fund(1)	4,658,244	6,470,703	9,003,883
OCC Equity Premium Strategy Fund(1)	130,718	157,248	179,983
OCC Growth Fund	269,400	266,597	359,508
OCC Opportunity Fund	132,777	177,482	186,257
OCC Target Fund	363,881	557,495	740,559
RCM Biotechnology Fund(1)	37,220	54,264	79,792
RCM Wellness Fund	55,860	71,653	93,571
RCM Global Small-Cap Fund	464,523	502,464	325,992
RCM Technology Fund	507,940	916,239	1,533,653
RCM International Growth Equity Fund	163,168	145,215	88,168
RCM Large-Cap Growth Fund	101,663	108,407	101,088
RCM Mid-Cap Fund	22,046	23,322	23,227
RCM Targeted Core Growth Fund(1)	N/A	N/A	47,417

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2008, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $16,500,045; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal, operations and financing charges and expenses), $2,686,055. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$640,076	$104,198	$744,274
Allianz Global Investors Value Fund(1)	2,366,906	385,310	2,752,216
CCM Capital Appreciation Fund	466,160	75,887	542,047
CCM Mid-Cap Fund(1)	491,602	80,028	571,630
NACM Global Fund	198,192	32,264	230,456
NACM Growth Fund	69,132	11,254	80,386
NACM Pacific Rim Fund	408,440	66,491	474,931
NFJ All-Cap Value Fund(1)	43,518	7,084	50,602
NFJ Dividend Value Fund(1)	3,458,280	562,976	4,021,256
NFJ Large-Cap Value Fund(1)	347,580	56,583	404,163
NFJ Small-Cap Value Fund	2,069,762	336,938	2,406,700
OCC Renaissance Fund(1)	4,006,090	652,154	4,658,244
OCC Equity Premium Strategy Fund(1)	112,417	18,301	130,718
OCC Growth Fund	231,684	37,716	269,400
OCC Opportunity Fund	114,188	18,589	132,777
OCC Target Fund	312,937	50,944	363,881
RCM Biotechnology Fund	32,009	5,211	37,220

RCM Wellness Fund	48,040	7,820	55,860
RCM Global Small-Cap Fund	399,490	65,033	464,523
RCM Technology Fund	436,828	71,112	507,940
RCM International Growth Equity Fund	140,324	22,844	163,168
RCM Large-Cap Growth Fund	87,430	14,233	101,663
RCM Mid-Cap Fund	18,960	3,086	22,046

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class C Plans

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the Trust paid the Distributor an aggregate of $51,998,054, $50,603,194 and $46,157,831, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund	$1,569,878	$1,556,612	$1,296,137
Allianz Global Investors Value Fund(1)	3,452,911	4,847,269	6,075,531
CCM Capital Appreciation Fund	1,293,381	1,354,267	1,299,069
CCM Focused Growth Fund	26,433	3,340	1,299,069
CCM Mid-Cap Fund(1)	954,181	1,066,242	1,162,152
NACM Emerging Markets Opportunities Fund	167,497	9,819	N/A
NACM Global Fund	132,811	113,117	77,560
NACM Growth Fund	76,111	32,816	6,783
NACM Income & Growth Fund	5,339	140	N/A
NACM International Fund	1,665,495	1,396,677	362,082
NACM Mid-Cap Growth Fund(1)	89	N/A	N/A
NACM Pacific Rim Fund	1,015,578	799,242	356,182
NFJ All-Cap Value Fund(1)	82,726	67,834	53,739
NFJ Dividend Value Fund(1)	15,138,609	12,602,338	4,671,416
NFJ International Value Fund	2,544,405	768,375	133,933
NFJ Large-Cap Value Fund(1)	1,254,221	537,278	242,690

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
NFJ Mid-Cap Value Fund	36,291	8,452	N/A
NFJ Small-Cap Value Fund	5,135,342	5,785,527	5,973,320
OCC Core Equity Fund(1)	3,962	3,638	605
OCC Renaissance Fund(1)	5,126,685	6,787,186	10,154,298
OCC Equity Premium Strategy Fund(1)	171,438	196,102	207,278
OCC Growth Fund	3,888,326	4,156,475	4,563,656
OCC Opportunity Fund	1,201,147	1,389,325	1,464,549
OCC Small-Cap Value Fund(1)	160	N/A	N/A
OCC Target Fund	4,048,784	4,152,670	4,717,734
RCM Biotechnology Fund(1)	55,560	67,186	86,516
RCM Global Resources Fund	111,181	22,393	1,021
RCM Wellness Fund	54,153	65,205	94,775
RCM Global Small-Cap Fund	485,666	459,001	299,315
RCM Technology Fund	1,760,989	1,802,543	2,250,548
RCM International Growth Equity Fund	408,634	412,957	365,194
RCM Large-Cap Growth Fund	99,862	108,464	95,194
RCM Mid-Cap Fund	26,078	30,498	31,209
RCM Strategic Growth Fund	4,133	206	24
RCM Targeted Core Growth Fund(1)	N/A	N/A	66,515

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2008, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $44,718,327; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $7,279,727. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$1,350,095	$219,783	$1,569,878
Allianz Global Investors Value Fund(1)	2,969,504	483,407	3,452,911
CCM Capital Appreciation Fund	1,112,308	181,073	1,293,381
CCM Focused Growth Fund	22,732	3,701	26,433

Fund	Compensation	Sales Material and Other Expenses	Total
CCM Mid-Cap Fund(1)	820,596	133,585	954,181
NACM Emerging Markets Opportunities Fund(1)	144,048	23,449	167,497
NACM Global Fund	114,217	18,594	132,811
NACM Growth Fund	65,456	10,655	76,111
NACM Income & Growth Fund	4,592	747	5,339
NACM International Fund	1,432,326	233,169	1,665,495
NACM Pacific Rim Fund	873,397	142,181	1,015,578
NFJ All-Cap Value Fund(1)	71,144	11,582	82,726
NFJ Dividend Value Fund(1)	13,019,204	2,119,405	15,138,609
NFJ International Value Fund	2,188,188	356,217	2,544,405
NFJ Large-Cap Value Fund(1)	1,078,630	175,591	1,254,221
NFJ Mid-Cap Value Fund	31,210	5,081	36,291
NFJ Small-Cap Value Fund	4,416,394	718,948	5,135,342
OCC Core Equity Fund(1)	3,408	554	3,962.23
OCC Renaissance Fund(1)	4,408,949	717,736	5,126,685
OCC Equity Premium Strategy Fund(1)	147,437	24,001	171,438
OCC Growth Fund	3,343,960	544,366	3,888,326
OCC Opportunity Fund	1,032,986	168,161	1,201,147
OCC Small-Cap Value Fund(1)	137	23	160
OCC Target Fund	3,481,954	566,830	4,048,784
RCM Biotechnology Fund	47,782	7,778	55,560
RCM Wellness Fund	46,571	7,582	54,153
RCM Global Resources Fund	95,616	15,565	111,181
RCM Global Small-Cap Fund	417,672	67,994	485,666
RCM Technology Fund	1,514,450	246,539	1,760,989
RCM International Growth Equity Fund	351,425	57,209	408,634

Fund	Compensation	Sales Material and Other Expenses	Total
RCM Large-Cap Growth Fund	85,881	13,981	99,862
RCM Mid-Cap Fund	22,427	3,651	26,078
RCM Strategic Growth Fund	3,554	579	4,133

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class R Plan

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the Trust paid the Distributor as aggregate of $2,100,578, $1,306,206 and $746,743, respectively, pursuant to the Class R Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
Allianz Global Investors Value Fund	$134,030	$153,249	$128,205
CCM Capital Appreciation Fund	90,893	84,480	44,850
CCM Mid-Cap Fund(1)	241,402	207,225	148,123
NACM Global Fund	390	564	101
NACM International Fund	256	109	25
NFJ Dividend Value Fund(1)	1,022,518	402,937	35,588
NFJ Large-Cap Value	126,164	1,416	24
NFJ Small-Cap Value Fund	298,701	302,998	170,443
OCC Renaissance Fund	150,681	175,870	212,916
OCC Equity Premium Strategy Fund	645	320	728
OCC Growth Fund	9926	6,498	3,535
RCM Large-Cap Growth Fund	24,511	23,551	1,406
RCM Mid-Cap Fund	460	989	800

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2008, the amounts collected pursuant to the Class R Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,806,497; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $294,081. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
Allianz Global Investors Value Fund(1)	115,266	18,764	134,030
CCM Capital Appreciation Fund	78,168	12,725	90,893
CCM Mid-Cap Fund(1)	207,606	33,796	241,402
NACM Global Fund	335	55	390
NACM International Fund	220	36	256
NFJ Dividend Value Fund(1)	879,365	143,153	1,022,518
NFJ Large-Cap Value Fund	108,501	17,663	126,164
NFJ Small-Cap Value Fund	256,883	41,818	298,701
OCC Renaissance Fund(1)	129,586	21,095	150,681
OCC Equity Premium Strategy Fund(1)	555	90	645
OCC Growth Fund	8,536	1,390	9,926
RCM Large-Cap Growth Fund	21,080	3,431	24,511
RCM Mid-Cap Fund	396	64	460

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about the Fund.

From time to time, expenses of the Distributor incurred in connection with the distribution of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. In contrast, in some cases these expenses are less than the amounts collected by the Distributor. For the fiscal year ended June 30, 2008, payments under the Class A Plan exceeded such expenses by approximately $1,000, payments under the Class B Plan exceeded such expenses by approximately $14,545,000, payments under the Class C Plan exceeded such expenses by approximately $13,225,000 and payments under the Class R Plan exceeded such expenses by approximately $291,000.

The allocation of such excess among the Funds listed below as of June 30, 2008 was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGI Multi-Style Fund	1,000	563,000	265,000	N/A
Allianz Global Investors Value Fund(1)	(32,000)	2,069,000	453,000	12,000

Fund	Class A	Class B	Class C	Class R
CCM Capital Appreciation Fund	44,000	408,000	237,000	15,000
CCM Focused Growth Fund	—	N/A	16,000	N/A
CCM Mid-Cap Fund(1)	35,000	464,000	154,000	27,000
NACM Emerging Markets Opportunities Fund(1)	2,000	N/A	126,000	N/A
NACM Global Fund	—	176,000	10,000	—
NACM Growth Fund	—	62,000	32,000	N/A
NACM Income & Growth Fund	—	N/A	4,000	N/A
NACM International Fund	(11,000)	N/A	499,000	—
NACM Mid-Cap Growth Fund(1)	—	N/A	—	N/A
NACM Pacific Rim Fund	1,000	366,000	216,000	N/A
NFJ All-Cap Value Fund	—	39,000	32,000	N/A
NFJ Dividend Value Fund(1)	74,000	3,091,000	5,024,000	210,000
NFJ International Value Fund	20,000	N/A	1,333,000	N/A
NFJ Large-Cap Value Fund(1)	19,000	313,000	784,000	2,000
NFJ Mid-Cap Value Fund	—	N/A	25,000	N/A
NFJ Small-Cap Value Fund	(111,000)	1,809,000	670,000	(31,000)
OCC Core Equity Fund(1)	2,000	N/A	—	N/A
OCC Renaissance Fund(1)	(93,000)	3,504,000	740,000	13,000
OCC Equity Premium Strategy Fund(1)	3,000	99,000	32,000	—
OCC Growth Fund(1)	13,000	209,000	1,143,000	—
OCC Opportunity Fund(1)	12,000	101,000	308,000	N/A
OCC Small-Cap Value Fund(1)	—	N/A	—	N/A
OCC Target Fund(1)	(24,000)	275,000	604,000	N/A
RCM Biotechnology Fund	1,000	29,000	14,000	N/A

Fund	Class A	Class B	Class C	Class R
RCM Global Resources Fund	1,000	N/A	48,000	N/A
RCM Wellness Fund	-	42,000	6,000	N/A
RCM Global Small-Cap Fund	1,000	352,000	96,000	N/A
RCM Technology Fund	33,000	390,000	272,000	N/A
RCM International Growth Equity Fund	3,000	124,000	60,000	N/A
RCM Large-Cap Growth Fund	7,000	76,000	16,000	-
RCM Mid-Cap Fund	-	16,000	4,000	-
RCM Strategic Growth Fund	-	N/A	2,000	N/A

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The allocation of such excess among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2008, was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGI Multi-Style Fund	0.00%	0.93%	0.19%	N/A
Allianz Global Investors Value Fund(1)	-0.01%	1.30%	0.23%	0.08%
CCM Capital Appreciation Fund	0.01%	0.98%	0.21%	0.09%
CCM Focused Growth Fund	0.00%	N/A	0.59%	N/A
CCM Mid-Cap Fund(1)	0.01%	0.90%	0.18%	0.06%
NACM Emerging Markets Opportunities Fund(1)	0.00%	N/A	0.51%	N/A
NACM Global Fund	0.00%	0.81%	0.08%	0.00%
NACM Growth Fund	0.00%	0.81%	0.52%	N/A
NACM Income & Growth Fund	0.00%	N/A	0.50%	N/A
NACM International Fund	-0.01%	N/A	0.45%	0.00%
NACM Mid-Cap Growth Fund(1)	0.00%	N/A	0.00%	N/A
NACM Pacific Rim Fund	0.00%	0.95%	0.26%	N/A
NFJ All-Cap Value Fund(1)	0.00%	1.10%	0.49%	N/A
NFJ Dividend Value Fund(1)	0.00%	1.00%	0.41%	0.09%
NFJ International Value Fund	0.00%	N/A	0.42%	N/A
NFJ Large-Cap Value Fund(1)	0.01%	0.92%	0.62%	0.01%
NFJ Mid-Cap Value Fund	0.00%	N/A	0.66%	N/A
NFJ Small-Cap Value Fund	-0.01%	0.90%	0.14%	0.02%
OCC Core Equity Fund(1)	0.00%	N/A	0.00%	N/A
OCC Renaissance Fund(1)	-0.02%	1.06%	0.19%	0.05%
OCC Equity Premium Strategy Fund(1)	0.01%	1.03%	0.24%	0.00%
OCC Growth Fund(1)	0.01%	0.84%	0.41%	0.00%

Fund	Class A	Class B	Class C	Class R
OCC Opportunity Fund(1)	0.02%	1.13%	0.37%	N/A
OCC Small-Cap Value Fund(1)	0.00%	N/A	0.00%	N/A
OCC Target Fund(1)	-0.01%	1.09%	0.16%	N/A
RCM Biotechnology Fund	0.01%	0.94%	0.28%	N/A
RCM Global Resources Fund	0.00%	0.00%	0.23%	N/A
RCM Wellness Fund	0.00%	0.89%	0.12%	N/A
RCM Global Small-Cap Fund	0.00%	1.10%	0.28%	N/A
RCM Technology Fund	0.01%	1.17%	0.18%	N/A
RCM International Growth Equity Fund	0.01%	0.88%	0.18%	N/A
RCM Large-Cap Growth Fund	0.01%	0.95%	0.19%	0.00%
RCM Mid-Cap Fund	0.00%	0.84%	0.18%	0.00%
RCM Strategic Growth Fund	0.00%	0.00%	0.35%	N/A

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Additional Information About Institutional and Administrative Class Shares

Institutional and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional or Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 the Trust paid qualified service providers an aggregate of $5,788,951, $4,732,001 and $4,420,942, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund	$0	$0	$0
Allianz Global Investors Value Fund(1)	191,888	225,472	240,320
CCM Capital Appreciation Fund	1,229,402	1,250,456	1,043,236
CCM Emerging Companies Fund	95,483	132,110	146,626
CCM Focused Growth Fund	28	18	0
CCM Mid-Cap Fund(1)	641,887	644,733	679,777
NACM Global Fund	64	244	49
NACM Growth Fund	44	230	35
NACM International Fund	146	527	12
NFJ All-Cap Value Fund(1)	148	263	48
NFJ Dividend Value Fund(1)	1,381,646	242,158	13,344
NFJ Large-Cap Value Fund(1)	15,988	3,291	0
NFJ Small-Cap Value Fund	1,875,006	1,827,997	1,611,367
OCC Renaissance Fund(1)	140,187	219,506	459,373
OCC Equity Premium Strategy Fund(1)	851	(4,051)	1,634
OCC Growth Fund	199	(1,095)	256
OCC Opportunity Fund	293	(1,028)	7,747
OCC Target Fund	420	(156)	548
RCM Technology Fund	93,740	58,651	42,394
RCM International Growth Equity Fund	720	(4,382)	865
RCM Large-Cap Growth Fund	117,726	134,430	173,161
RCM Mid-Cap Fund	3,056	2,603	144
RCM Strategic Growth Fund	28	22	6

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

As described above under “Management of the Trust—Fund Administrator,” the Trust’s Administration Agreement includes a plan (the “Class D Plan”) adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s Class D shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations. In addition, Service Organizations that receive fees under the Class D Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, Allianz Global Fund Management, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.

Payments Pursuant to Class D Plan

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the Trust paid qualified service providers an aggregate of $3,937,840, $3,371,899 and $2,729,350, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
AGI Multi-Style Fund	$0	$0	$0
Allianz Global Investors Value Fund(1)	237,725	437,381	530,534
CCM Capital Appreciation Fund	97,276	91,401	65,022
CCM Focused Growth Fund	4,194	1,347	N/A
CCM Mid-Cap Fund(1)	170,920	70,769	187,282
NACM Emerging Markets Opportunities Fund(1)	112,013	623	N/A
NACM Global Fund	6,807	2,555	959
NACM Growth Fund	2,898	1,316	36
NACM Income & Growth Fund	26	10	N/A
NACM International Fund	52,154	44,774	3,221
NACM Mid-Cap Growth Fund(1)	23	N/A	N/A
NACM Pacific Rim Fund	234,519	129,663	31,970
NFJ All-Cap Value Fund(1)	14,901	19,948	1,400
NFJ Dividend Value Fund(1)	1,246,390	1,072,423	71,101
NFJ International Value Fund	169,196	15,437	2,220
NFJ Large-Cap Value Fund(1)	284,556	67,982	986
NFJ Mid-Cap Value Fund	504	103	N/A
NFJ Small-Cap Value Fund	13,772	12,955	13,387
OCC Core Equity Fund(1)	164	95	27
OCC Opportunity Fund	82	16	N/A
OCC Renaissance Fund(1)	68,439	98,645	188,229
OCC Equity Premium Strategy Fund(1)	1,041	1,492	2,440
OCC Growth Fund	17,710	4,401	1,049
OCC Small-Cap Value Fund(1)	15

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
OCC Target Fund	3,204	2,512	2,862
RCM Biotechnology Fund(1)	208,348	313,972	515,829
RCM Global Resources Fund	12,300	991	70
RCM Wellness Fund	147,014	185,810	269,348
RCM Global Small-Cap Fund	138,964	92,193	48,947
RCM Technology Fund	588,508	576,236	639,055
RCM International Growth Equity Fund	4,148	4,276	3,339
RCM Large-Cap Growth Fund	97,453	120,125	143,743
RCM Mid-Cap Fund	2,426	2,397	2,641
RCM Strategic Growth Fund	151	54	7
RCM Targeted Core Growth Fund(1)	N/A	N/A	3,648

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Class A, B and C Prospectus, under the heading “Investment Options—Class A, B and C Shares,” in the Class D Prospectus and Class R Prospectus under the heading “How to Buy and Sell Shares,” in the Class P Prospectus and Institutional Prospectus under the headings “Purchases, Redemptions and Exchanges,” and in the Guide under the heading “Purchases, Redemptions and Exchanges” (with respect to Class A, B, C and R shares only). Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Class A, B and C Prospectus and as described in greater detail in the Guide. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors. In addition, as described in the Prospectuses and in the Guide, all share classes are subject to redemption fees.

Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Class A, B and C Prospectus, the Class D Prospectus and the Class R Prospectus under the caption “How to Buy and Sell Shares – Exchanging Shares,” in the Class P Prospectus and Institutional Prospectus under the caption “Purchases, Redemptions and Exchanges – Exchange Privilege” and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, any series of Allianz Multi-Strategy Funds that is available for investment, or any series of PIMCO Funds, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Class A, B and C Prospectus under “Alternative Purchase Arrangements.”

Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses, this Statement of Additional Information and the Guide. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses, this Statement of Additional Information or the Guide) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in the Guide. The Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees

Certain redemptions and exchanges of Class A, Class B, Class C, Class D, Class R, Class P and Institutional and Administrative Class shares may also be subject to a redemption fee of up to 2.00%. See the applicable Prospectus and the Guide for details.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately thirty days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Adviser from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Adviser’s website, the Fund may then post such information on the Adviser’s website.

Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or Sub-Advisers (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, an Investment Manager’s Chief Compliance Officer (or persons designated by an Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Abel Noser	Trading costs	quarterly	1 week

Advent	Axys: portfolio accounting system. Moxy: trade order management system. Warehouse: data storage technology	daily	n/a

Advent Hub Data	Corporate actions	daily	n/a

Bank of New York	Back-office outsourcing service provider	daily	n/a

Bingham McCutchen LLP	Legal counsel	varied	n/a

Bloomberg	Trading system and compliance monitoring	daily	n/a

Compliance Tools	CTI Examiner - software used to monitor employee trading	varied	n/a

Dresdner Bank	Securities lending	daily	n/a

Electra Information Systems	Securities transaction and asset reconciliation system	daily	n/a

Eze Castle	Order management system and compliance module	varied	n/a

FactSet	Analytics and portfolio attribution	daily	n/a

Glass, Lewis & Co.	Proxy voting	daily	n/a

Global Link- FX Connect	Research, analytics and portfolio data integration and reporting	daily	n/a

IDS GmbH	Analysis and reporting services	daily	n/a

Infinity Information Systems (SalesLogix)	Client account tracking software	daily	n/a

IRRC	Proxy research and voting service	daily	n/a

Institutional Shareholder Services (ISS)	Class action and proxy voting.	daily	n/a

ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a

Latent Zero	Sentinel - software used to track client investment restrictions	daily	n/a

Latent Zero	Trade order management system	varied	n/a

Omgeo Connect	Trade and settlement processing provider	daily	n/a

PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a

Ropes & Gray LLP	Legal counsel	varied	n/a

Russell Mellon	US equity indexes	quarterly	n/a

SS&C Technologies	Portfolio accounting services	daily	n/a

State Street Bank and Trust Co.	Custodial and accounting services	daily	n/a

Sungard	Trade data processing	daily	n/a

Thomson Financial (ILX)	ILX – quotation service and analysis	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information

Other registered investment companies that are advised or sub-advised by the Adviser or a Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser and the Sub-Advisers have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser or a Sub-Adviser and some of the separate accounts managed by the Adviser or a Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

In addition, as noted above under “Disclosure of Portfolio Holdings,” certain Sub-Advisers may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and a Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed Funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the AGI Multi-Style Fund invests exclusively in Institutional Class shares of Underlying Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which it invests.

For the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006, the following amounts of brokerage commissions were paid by the Funds (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
Allianz Global Investors Value Fund(1)	$3,039,756	$3,526,487	$3,395,520
CCM Capital Appreciation Fund	3,160,060	4,483,461	4,518,157

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
CCM Emerging Companies Fund	1,504,125	4,444,986	4,270,050
CCM Focused Growth Fund	204,103	78,212	10,200
CCM Mid-Cap Fund(1)	3,418,372	5,194,635	6,142,851
NACM Emerging Markets Opportunities Fund(2)	832,912	188,047	N/A
NACM Global Fund	151,164	145,840	100,223
NACM Growth Fund	22,185	29,441	8,147
NACM Income & Growth	24,254	28,818	N/A
NACM International Fund	2,657,521	2,084,208	2,023,049
NACM Mid-Cap Growth Fund	25,706	N/A	N/A
NACM Pacific Rim Fund	1,300,074	1,036,176	828,866
NFJ All-Cap Value Fund	33,068	109,010	81,308
NFJ Dividend Value Fund(1)	4,461,788	4,633,519	1,743,253
NFJ International Value Fund	1,321,206	355,594	140,633
NFJ Large-Cap Value Fund(1)	759,445	280,088	78,855
NFJ Mid-Cap Value Fund	13,930	13,326	N/A
NFJ Small-Cap Value Fund	2,582,080	2,162,583	3,270,985
OCC Core Equity Fund(1)	10,877	7,895	4,833
OCC International Equity Fund(1)	118,392	139,382	N/A
OCC Renaissance Fund(1)	1,029,006	797,300	8,462,594
OCC Equity Premium Strategy Fund(1)	14,738	13,380	196,856
OCC Growth Fund(1)	1,433,266	1,045,661	1,184,284
OCC Opportunity Fund (1)	3,412,450	5,712,599	1,356,973
OCC Target Fund(1)	3,266	N/A	2,053,644
RCM Biotechnology Fund(1)	655,263	401,230	1,349,624
RCM Financial Services Fund(1)	N/A	2,254	0
RCM Global Resources Fund	69,801	20,229	12,470

Fund	Year Ended 6/30/08	Year Ended 6/30/07	Year Ended 6/30/06
RCM Global Small-Cap Fund	883,412	624,645	471,224
RCM International Growth Equity Fund	127,611	137,234	180,441
RCM Large-Cap Growth Fund	961,261	678,854	744,890
RCM Mid-Cap Fund	145,817	194,900	467,405
RCM Small-Cap Growth Fund(1)	24,319	19,231	7,132
RCM Strategic Growth Fund	30,872	16,104	0
RCM Targeted Core Growth Fund(1)	N/A	N/A	45,233
RCM Technology Fund	12,170,047	10,625,899	13,191,577
RCM Wellness Fund	324,996	700,541	1,135,255
TOTAL	$48,259,782	$51,556,024	$57,480,668

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds. Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is due, in part, to a significant decrease (or increase) in the size of the Fund, levels of portfolio turnover and the volatility of the relevant market for the Fund.

(2)	The Nicholas-Applegate Emerging Markets Opportunities Fund, the NACM Emerging Markets Opportunities Fund’s predecessor, paid brokerage commissions in the aggregate amount of $182,385 for the Fund’s fiscal year ended March 31, 2006 and $45,774 for the Fund’s fiscal year ended March 31, 2005.

Each Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Advisers will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers receive services from many broker-dealers with which the Sub-Advisers place the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Sub-Advisers receive such services even though the receipt of such services relieves the Sub-Advisers from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Advisers to place the Funds’ portfolio transactions may be useful to the Sub-Advisers in providing services to the Sub-Advisers’ other clients, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing the Funds.

Conversely, research and brokerage services provided to the Sub-Advisers by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Advisers may be useful to the Sub-Advisers in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, a Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal years ended June 30, 2008, June 30, 2007 and June 30, 2006 (those Funds that had not yet commenced operations during the periods shown are not included). Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Adviser and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Fiscal Year Ended June 30, 2008

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM International Growth Equity Fund	Dresdner Kleinwort Securities, LLC	$2,545.43	1.99%	0.0027%

Fiscal Year Ended June 30, 2007

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM International Growth Equity Fund	Dresdner Kleinwort Securities, LLC	$10,630.31	7.75%	0.0121%
RCM Global Resources Fund	Dresdner Kleinwort Securities, LLC	36.72	0.1815%	0.0001%

Fiscal Year Ended June 30, 2006

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Global Small-Cap Fund	Dresdner Kleinwort Benson North America	$642.62	0.012%	0.161%
RCM Global Small-Cap Fund	Dresdner Kleinwort Wasserstein Securities LLC	148.16	0.003	0.050
RCM Global Small-Cap Fund	Kleinwort Benson Securities Limited	1,088.81	0.021	0.059
RCM Wellness Fund	Dresdner Kleinwort Wasserstein Securities LLC	5,688.00	0.029	0.192
RCM Technology Fund	Dresdner Kleinwort Wasserstein Securities LLC	11,320.00	0.059	0.087
RCM International Growth Equity Fund	Dresdner Kleinwort Wasserstein Securities LLC	623.52	0.003	0.200
RCM International Growth Equity Fund	Kleinwort Benson Securities Limited	14,037.73	0.073	0.191
RCM Mid-Cap Fund	Dresdner Kleinwort Wasserstein Securities LLC	152.00	0.001	0.087

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about this Fund.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2008 (June 30, 2008) (those Funds which have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Fund
Allianz Global Investors Value Fund	State Street Corp.	$44,344,000
	The Goldman Sachs Group, Inc.	20,000,000
	Citigroup Inc.	16,005,800
	Lehman Brothers Holdings, Inc.	15,172,479
	Deutsche Bank AG	11,596,926
	Morgan Stanley	15,043,610
	Bank of America Corp.	7,137,130
CCM Capital Appreciation Fund	State Street Corp.	45,055,000
	Deutsche Bank AG	16,675,068
CCM Emerging Companies Fund	Deutsche Bank AG	9,000,000
	Morgan Stanley	3,000,000
CCM Focused Growth Fund	State Street Corp.	1,053,000
CCM Mid-Cap Fund	State Street Corp.	57,948,000
	Deutsche Bank AG	12,081,095
	Morgan Stanley	3,000,000
NACM Emerging Markets Opportunities Fund	State Street Corp.	3,361,000

NACM Global Fund	State Street Corp.	2,686,000
NACM Income & Growth Fund	State Street Corp.	904,000
	Lehman Brothers Holdings, Inc.	476,557
	Bank of America Corp.	356,709
	Wachovia Corp.	285,304
	Credit Suisse	365,651
	The Goldman Sachs Group, Inc.	174,554
	Citigroup Inc.	102,080
NACM International Fund	Deutsche Bank AG	10,094,544
	State Street Corp.	5,349,000
NFJ All-Cap Value Fund	State Street Corp.	2,076,000
	Deutsche Bank AG	1,500,000
	Bank of America Corp.	539,462
NFJ Dividend Value Fund	State Street Corp.	378,836,000
	JP Morgan Chase & Co.	137,240,000
	Bank of America Corp.	119,350,000
	The Goldman Sachs Group, Inc.	13,000,000
	Deutsche Bank AG	12,399,937
	Morgan Stanley	10,000,000

NFJ International Value Fund	State Street Corp.	71,659,000
	Deutsche Bank AG	58,641,173
NFJ Large-Cap Value Fund	Bank of America Corp.	20,260,856
	Morgan Stanley	15,419,925
	Deutsche Bank AG	8,532,854
	State Street Corp.	4,841,000
NFJ Mid-Cap Value Fund	State Street Corp.	668,000
NFJ Small-Cap Value Fund	State Street Corp.	335,241,000
	The Goldman Sachs Group, Inc.	10,000,000
	Morgan Stanley	10,000,000
OCC Equity Premium Strategy Fund	Deutsche Bank AG	2,500,000
	JP Morgan Chase & Co.	1,163,109
	Lehman Brothers Holdings, Inc.	465,535
	The Goldman Sachs Group, Inc.	244,860
	State Street Corp.	234,000
OCC Growth Fund(1)	Deutsche Bank AG	14,576,292
	State Street Corp.	11,987,000

	The Goldman Sachs Group, Inc.	2,000,000
	Morgan Stanley	1,000,000
OCC Opportunity Fund	Deutsche Bank AG	3,155,889
	State Street Corp.	160,000
OCC Renaissance Fund(1)	The Goldman Sachs Group, Inc.	44,000,000
	State Street Corp.	41,752,000
	Deutsche Bank AG	10,934,577
	Lehman Brothers Holdings, Inc.	8,494,528
	Morgan Stanley	5,000,000
OCC Small-Cap Value Fund	State Street Corp.	2,047,000
OCC Target Fund	Deutsche Bank AG	7,083,269
	State Street Corp.	4,724,000
	Morgan Stanley	3,000,000
	The Goldman Sachs Group, Inc.	2,000,000
RCM Global Resources Fund	State Street Corp.	4,997,000
RCM Global Small-Cap Fund	Deutsche Bank AG	5,270,095
	State Street Corp.	1,694,000
RCM International Growth Equity Fund	Deutsche Bank AG	4,489,909
	State Street Corp.	1,866,000
RCM Large-Cap Growth Fund	Deutsche Bank AG	18,881,586
	State Street Corp.	7,341,000

	The Goldman Sachs Group, Inc.	5,030,124
	Morgan Stanley	3,000,000
RCM Mid-Cap Fund	Deutsche Bank AG	2,185,012
RCM Small-Cap Growth Fund	State Street Bank	327,000
	Deutsche Bank AG	145,378
RCM Strategic Growth Fund	Citigroup Inc.	103,091
RCM Technology Fund	State Street Corp.	357,334,000
	The Goldman Sachs Group, Inc.	16,000,000
	Deutsche Bank AG	13,495,864
	Morgan Stanley	5,000,000
RCM Wellness Fund	State Street Corp.	3,271,000
	Deutsche Bank AG	3,000,000
	The Goldman Sachs Group, Inc.	1,000,000

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” The Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Because the Adviser does not expect to reallocate the AGI Multi-Style Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for the AGI Multi-Style Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the AGI Multi-Style Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high portfolio turnover rates.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE

As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to Allianz Global Fund Management, in its capacity as Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has established a pricing committee, consisting of its own employees, to facilitate the fulfillment of its responsibilities under the Valuation Procedures. The Administrator has, in addition, delegated various of these responsibilities to State Street Bank & Trust Co., as the Funds’ custodian, the Sub-Advisers, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year (i) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above, (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

Distributions

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if a Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions of net capital gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), such as the OCC Equity Premium Strategy Fund may elect to do, and the distributions are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by a Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2009, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund, such as the AGI Multi-Style Fund, receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reducing the shareholder’s basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as either long-term or short-term capital gain depending on how long a shareholder held the Fund shares, as described more fully below. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not exempt.

Long-term capital gain rates applicable to individual shareholders have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets—for taxable years beginning on or before December 31, 2009.

A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (generally subject to a 46-day holding period requirement). Dividends paid by other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

If a Fund, such as the AGI Multi-Style Fund, receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

A Fund’s investment in other investment companies can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned those underlying funds. For example, a Fund, such as AGI Multi-Style Fund, will not be able to offset losses realized by one underlying fund against gains realized by another underlying fund in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the underlying fund that previously recognized the losses, or (ii) when the Fund disposes of shares of the underlying fund that recognized the losses. Moreover, even when such a Fund disposes of shares of an underlying fund, it not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another underlying fund), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for U.S. federal income tax purposes as short-term capital loss.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the underlying fund are part of the same “controlled group” (as defined in section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund and an underlying fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as the AGI Multi-Style Fund, will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In respect of a Fund, such as the AGI Multi-Style Fund, that invests in other investment companies, depending on the Fund’s percentage ownership in an underlying fund both before and after a redemption, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a taxable dividend on the full amount of the redemption proceeds received instead of receiving capital gain income on the amount by which the redemption proceeds exceed the Fund’s tax basis in the shares of the underlying fund. This would be the case where a Fund holds a significant interest in an underlying fund and redeems only a relatively small portion of such interest. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise it would be taxable as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, forward contracts, swaps and other derivative financial instruments, as well as its hedging, straddle and certain other transactions will be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible for a Fund, that Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

To the extent such investments are permissible for a Fund, a Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Each Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a

TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund’s use of foreign currency transactions may increase or accelerate the amount of ordinary income recognized by shareholders.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim a credit for such foreign taxes. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of an electing Fund’s income will flow through to shareholders of the Fund. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. Foreign taxes generally are not deductible in computing alternative minimum taxable income. Although the AGI Multi-Style Fund may itself be entitled to a deduction for such taxes paid by an Underlying Fund or other investment company in which the AGI Multi-Style Fund invests, the AGI Multi-Style Fund will not be able to pass any such credit or deduction through to its own shareholders. In addition, other Funds that invest in other investment companies may not be able to pass any such credit or deduction for taxes paid by any such underlying fund through to its own shareholders.

Non-U.S. Shareholders

Capital Gain Dividends are not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a Fund beginning on or before December 31, 2009, a Fund is not required to withhold any amounts with respect to (i) properly designated distributions (“interest-related dividends”) (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interests on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, are not subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses (“short-term capital gain dividends”). If a Fund, such as the AGI Multi-Style Fund, invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly designated when paid by the Fund to foreign persons. This provision first applies to a Fund (1) with respect to its direct portfolio investments (if any) and, (2) with respect to the Fund’s investments in underlying funds (if any), with respect to distributions from such underlying funds that are received by the Fund. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC –the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically-controlled REITs or regulated investment companies and (2) not-greater-than-5% interests in publicly-traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or that would be a USRPHC but for the above-mentioned exceptions from the definition of USRPIs, distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as USRPIs in the hands of the Fund’s foreign shareholders. However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions will apply only to distributions by the Fund attributable to certain REIT distributions that are received by the Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain is recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a regulated investment company that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. On or before December 31, 2009, no withholding is generally required with respect to amounts paid in redemption of shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time and any previously exempt Fund will be required to withhold with respect to amounts paid in redemption of its shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be nonpublicly offered regulated investment companies. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997, and as further amended and restated effective September 9, 2005 and July 16, 2007. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest each with a par value of $0.0001 or such other amount as may be fixed from time to time by the Trustees. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the AGI Multi-Style, OCC Equity Premium Strategy, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value and NFJ Mid-Cap Value Funds, and monthly to shareholders of record by the NACM Income & Growth Fund. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The Allianz RCM Funds (except the RCM Global Resources, RCM Small-Cap Growth and RCM Strategic Growth Funds) were formerly a series of funds of Dresdner RCM Global Funds, Inc., and were reorganized into the respective Funds of the Trust on February 1, 2002. Performance information shown for periods prior to February 1, 2002 (including that presented in any advertisements for these Allianz RCM Funds) is based upon the historical performance of the predecessor funds of these PIMCO RCM Funds, adjusted as set forth herein.

The Allianz NACM Pacific Rim Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on July 20, 2002. Performance information shown for periods prior to July 20, 2002 (including that presented in any advertisements for the Allianz NACM Pacific Rim Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, adjusted as set forth herein.

The Allianz NACM International Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on October 15, 2004. Performance information shown for periods prior to October 15, 2004 (including that presented in any advertisements for the Allianz NACM International Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate International Systematic Fund, adjusted as set forth herein.

The Nicholas-Applegate Emerging Markets Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz NACM Emerging Markets Opportunities Fund, a newly formerly series of the Trust, on August 18, 2006. Performance information shown for periods prior to August 18, 2006 (including that presented in any advertisements for the Allianz NACM Emerging Markets Opportunities Fund) is based upon the historical performance of the Allianz NACM Emerging Markets Opportunities Fund’s predecessor fund, the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz NACM Mid-Cap Growth Fund on July 27, 2007. Performance information shown for periods prior to July 27, 2007 (including that presented in any advertisements for the Allianz NACM Mid-Cap Growth Fund) is based upon the historical performance of the Allianz NACM Mid-Cap Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, adjusted as set forth herein.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

As discussed in the Prospectus, and elsewhere in this SAI, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 2008. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2008*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Allianz Global Investors Value****	Institutional	-33.16%	4.89%	6.03%	10.54%	12/30/91	12/30/91

	Administrative	-33.34%	4.64%	5.75%	10.25%		8/21/97

	Class A	-37.10%	3.31%	5.02%	9.68%		1/13/97

	Class B	-36.57%	3.45%	5.07%	9.76%		1/13/97

	Class C	-34.43%	3.71%	4.84%	9.29%		1/13/97

	Class D	-33.41%	4.49%	5.65%	10.12%		4/8/98

	Class R	-33.57%	4.19%	5.29%	9.75%		12/31/02

	Class P						7/7/08

CCM Capital Appreciation	Institutional	-5.05%	9.22%	4.50%	11.10%	3/8/91	3/8/91

	Administrative	-5.32%	8.94%	4.27%	10.84%		7/31/96

	Class A	-10.64%	7.56%	3.54%	10.32%		1/20/97

	Class B	-10.44%	7.68%	3.59%	10.35%		1/20/97

	Class C	-7.01%	7.97%	3.35%	9.86%		1/20/97

	Class D	-5.44%	8.79%	4.14%	10.68%		4/8/98

	Class R	-5.68%	8.48%	3.75%	10.29%		12/31/02

	Class P	-5.14%	9.11%	4.40%	10.98%		7/7/08

CCM Emerging Companies	Institutional	-15.22%	7.31%	5.87%	11.85%	6/25/93	6/25/93

	Administrative	-15.43%	7.06%	5.61%	11.58%		4/1/96

CCM Focused Growth	Institutional	-7.30%	11.97%	N/A	1.36%	8/31/99	8/31/99

	Administrative	-7.49%	11.71%	N/A	1.11%		9/15/06

	Class A	-12.64%	10.28%	N/A	0.31%		7/5/06

	Class C	-9.21%	10.72%	N/A	0.22%		7/5/06

	Class D	-7.61%	11.53%	N/A	0.96%		7/5/06

	Class P	-7.40%	11.86%	N/A	1.25%		7/7/08

CCM Mid-Cap	Institutional	0.69%	13.34%	7.17%	12.04%	8/26/91	8/26/91

	Administrative	0.45%	13.06%	6.91%	11.76%		11/30/94

	Class A	-5.21%	11.61%	6.14%	11.22%		1/13/97

	Class B	-4.87%	11.79%	6.18%	11.25%		1/13/97

	Class C	-1.37%	12.03%	5.94%	10.76%		1/13/97
	Class D	0.31%	12.89%	6.78%	11.62%		4/8/98

	Class R	0.04%	12.56%	6.39%	11.22%		12/31/02

	Class P	0.59%	13.22%	7.06%	11.92%		7/7/08

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NFJ All-Cap Value***	Institutional	-22.41%	8.27%	N/A	11.22%	7/19/02	7/19/02

	Administrative	-22.60%	8.00%	N/A	10.94%		7/19/02

	Class A	-26.96%	6.62%	N/A	9.73%		7/19/02

	Class B	-26.16%	6.74%	N/A	9.82%		7/19/02

	Class C	-23.83%	7.02%	N/A	9.94%		7/19/02

	Class D	-22.71%	7.82%	N/A	10.76%		7/19/02

	Class P	-22.49%	8.16%	N/A	11.11%		7/7/08

NFJ Large-Cap Value	Institutional	-16.35%	10.60%	N/A	9.19%	5/8/00	5/8/00

	Administrative	-16.66%	10.32%	N/A	8.91%		9/15/06

	Class A	-21.23%	8.90%	N/A	7.94%		7/19/02

	Class B	-21.35%	9.04%	N/A	7.90%		7/19/02

	Class C	-18.07%	9.33%	N/A	7.90%		7/19/02

	Class D	-16.68%	10.14%	N/A	8.69%		7/19/02

	Class R	-16.88%	9.90%	N/A	8.49%		1/10/06

	Class P	-16.43%	10.49%	N/A	9.08%		7/7/08

NFJ Dividend Value	Institutional	-13.48%	12.08%	N/A	10.59%	5/8/00	5/8/00

	Administrative	-13.67%	11.78%	N/A	10.30%		5/8/00

	Class A	-18.53%	10.36%	N/A	9.33%		10/31/01

	Class B	-18.46%	10.49%	N/A	9.39%		10/31/01

	Class C	-15.22%	10.78%	N/A	9.27%		10/31/01

	Class D	-13.79%	11.61%	N/A	10.08%		10/31/01

	Class R	-13.98%	11.34%	N/A	9.82%		12/31/02

	Class P	-13.57%	11.97%	N/A	10.48%		7/7/08

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NFJ Small-Cap Value	Institutional	-6.63%	15.04%	10.91%	13.58%	10/1/91	10/1/91

	Administrative	-6.84%	14.55%	10.51%	13.22%		11/1/95

	Class A	-12.13%	13.29%	9.82%	12.73%		1/20/97

	Class B	-11.85%	13.49%	9.86%	12.76%		1/20/97

	Class C	-8.49%	13.73%	9.62%	12.27%		1/20/97

	Class D	-7.01%	14.58%	10.45%	13.12%		6/28/02

	Class R	-7.23%	14.26%	10.12%	12.76%		12/31/02

	Class P	-6.72%	14.92%	10.80%	13.46%		7/7/08

NFJ International Value	Institutional	0.70%	27.11%	N/A	27.93%	1/31/03	1/31/03

	Class A	-5.23%	25.19%	N/A	26.10%		3/31/05

	Class C	-1.38%	25.70%	N/A	26.50%		3/31/05

	Class D	0.32%	26.62%	N/A	27.43%		3/31/05

	Class P	0.70%	27.11%	N/A	27.93%		7/7/08

NFJ Mid-Cap Value	Institutional	-17.79%	N/A	N/A	-0.96%	8/21/06	8/21/06

	Class A	-22.60%	N/A	N/A	-4.28%		8/21/06

	Class C	-19.51%	N/A	N/A	-2.11%		8/21/06

	Class D	-18.08%	N/A	N/A	-1.34%		8/21/06

	Class P	-17.87%	N/A	N/A	-1.06%		7/7/08

OCC Equity Premium Strategy	Institutional	-13.13%	7.83%	6.59%	10.99%	12/28/94	12/28/94

	Administrative	-13.36%	7.58%	6.30%	10.69%		4/16/01

	Class A	-18.25%	6.12%	5.52%	10.04%		7/31/00

	Class B	-18.15%	6.25%	5.55%	10.08%		7/31/00

	Class C	-14.97%	6.53%	5.33%	9.69%		7/31/00

	Class D	-13.49%	7.34%	6.10%	10.49%		7/31/00

	Class R	-13.74%	7.03%	5.80%	10.16%		12/31/02

	Class P	-13.22%	7.72%	6.49%	10.88%		7/7/08

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.
**	For all Funds listed above, Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R, Class P and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses.
***	Formerly known as the NACM Flex-Cap Value Fund, which changed its name to the NFJ All-Cap Value Fund effective April 2, 2007.
****	Formerly known as the OCC Value Fund, which changed its name to the Allianz Global Investors Value Fund effective August 15, 2008.

The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the AGI Multi-Style Fund, was a series of PIMCO Advisers Funds prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 2008. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the PIMCO Advisers Funds’ predecessor series.

Average Annual Total Return for Periods Ended June 30, 2008*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
AGI Multi-Style	Class A	-10.66%	6.79%	N/A	5.55%	9/30/98	9/30/98

	Class B	-10.33%	6.89%	N/A	5.60%		9/30/98

	Class C	-6.96%	7.20%	N/A	5.38%		9/30/98

	Institutional	-4.85%	8.57%	N/A	6.72%		2/26/99

OCC Growth	Class A	-6.34%	9.62%	1.43%	11.33%	2/24/84	10/26/90

	Class B	-6.53%	9.76%	1.45%	11.35%		5/23/95

	Class C	-2.60%	10.04%	1.22%	10.76%		2/24/84

	Class D	-0.88%	10.86%	1.98%	11.58%		1/31/00

	Class R	-1.12%	10.55%	1.67%	11.22%		12/31/02

	Class P	-0.56%	11.20%	2.28%	11.91%		7/7/08

	Institutional	-0.46%	11.31%	2.38%	12.02%		3/31/99

	Administrative	-0.75%	11.03%	2.08%	11.72%		3/31/99

OCC Opportunity	Class A	-22.53%	9.72%	4.18%	12.41%	2/24/84	12/17/90

	Class B	-22.15%	9.86%	4.24%	12.42%		3/31/99

	Class C	-19.34%	10.14%	4.01%	11.84%		2/24/84

	Class D	-18.02%	10.96%	4.80%	12.70%		1/12/07

	Class P	-17.81%	11.29%	4.99%	12.97%		7/7/08

	Institutional	-17.73%	11.40%	5.10%	13.08%		3/31/99

	Administrative	-17.88%	11.15%	4.89%	12.82%		3/31/99

OCC Renaissance	Class A	-17.73%	8.27%	8.78%	12.02%	4/18/88	2/1/91

	Class B	-17.02%	8.43%	8.81%	12.04%		5/22/95

	Class C	-14.31%	8.68%	8.58%	11.49%		4/18/88

	Class D	-12.97%	9.48%	9.42%	12.34%		4/8/98

	Class R	-13.19%	9.19%	9.05%	11.96%		12/31/02

	Institutional	-12.60%	9.93%	9.76%	12.74%		12/30/97

	Administrative	-12.83%	9.65%	9.56%	12.50%		8/31/98

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
OCC Target	Class A	-4.30%	12.37%	7.01%	11.54%	12/17/92	12/17/92

	Class B	-3.95%	12.56%	7.11%	11.56%		5/22/95

	Class C	-0.39%	12.82%	6.87%	11.14%		12/17/92

	Class D	1.32%	13.66%	7.62%	11.95%		6/9/00

	Class P	1.63%	14.01%	7.87%	12.26%		7/7/08

	Institutional	1.73%	14.12%	7.98%	12.38%		3/31/99

	Administrative	1.46%	13.86%	7.83%	12.17%		3/31/99

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.
**	Class A, Class B, Class D, Class R, Class P, Institutional Class and Administrative Class total return presentations for the OCC Growth, OCC Opportunity and OCC Renaissance Funds reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Class P, Class R, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class D, Class P, Institutional Class and Administrative Class shares of the AGI Multi-Style and OCC Target Funds are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class of the noted Fund resulted in performance for the period shown which is higher than if the performance of the oldest class (in each case, either Class C or Class A) was not adjusted to reflect the lower operating expenses of the newer class.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PIMCO Advisers Funds’ series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. Since January 17, 1997, Class A, Class B and Class C shares of the Trust have been subject to a fee structure which essentially fixes these expenses (along with certain other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). The administrative fee is subject to breakpoints at various asset levels, as described in the Prospectuses. Under the current fee structure, the OCC Renaissance Fund, OCC Growth Fund, OCC Target Fund and OCC Opportunity Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PIMCO Advisers Funds (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes’ actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

Total Return for Periods Ended June 30, 2008*

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
AGI Multi-Style	Institutional	-4.85%	8.38%	N/A	6.34%

OCC Growth	Class A	-6.34%	9.62%	1.43%	11.10%

	Class D	-0.88%	10.86%	1.86%	11.04%

	Class R	-1.12%	10.55%	1.49%	10.87%

	Class P	-1.61%	10.04%	1.22%	10.76%

	Institutional	-0.46%	11.31%	2.29%	11.23%

	Administrative	-0.75%	11.03%	2.02%	11.11%

OCC Opportunity	Class A	-22.53%	9.72%	4.18%	12.17%

	Class D	-18.02%	10.37%	4.12%	11.89%

	Class P	-18.64%	10.14%	4.01%	11.84%

	Institutional	-17.73%	11.40%	5.00%	12.28%

	Administrative	-17.88%	11.15%	4.82%	12.20%

OCC Renaissance	Class A	-17.73%	8.27%	8.78%	11.90%

	Class D	-12.97%	9.48%	9.42%	11.93%

	Class R	-13.19%	9.19%	8.85%	11.63%

	Institutional	-12.60%	9.93%	9.76%	12.12%

	Administrative	-12.83%	9.65%	9.54%	11.98%

OCC Target	Institutional	1.73%	14.12%	7.95%	12.20%

	Administrative	1.46%	13.86%	7.81%	12.11%

	Class P	1.27%	13.65%	7.62%	11.94%

	Class D	1.32%	13.66%	7.62%	11.95%

The following table sets forth the average annual total return of certain classes of shares of the Allianz RCM Funds (each of which, except the RCM Global Resources, RCM Small-Cap Growth and RCM Strategic Growth Funds, was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002) for periods ended June 30, 2008. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the Dresdner predecessor series. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund (either Institutional Class or Class D), adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by Class P or the Institutional Class) and different administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2008*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
RCM Wellness	Class A	-12.16%	2.34%	8.36%	10.60%	12/31/96	2/5/02

Class B		-12.35%	2.37%	8.32%	10.57%		2/5/02

Class C		-8.66%	2.73%	8.16%	10.32%		2/5/02

Class D		-7.05%	3.50%	9.01%	11.20%		12/31/96

RCM Global Resources	Institutional	36.62%	N/A	N/A	35.67%	6/30/04	6/30/04

Class A		28.59%	N/A	N/A	33.25%		3/31/06

Class C		34.14%	N/A	N/A	34.15%		3/31/06

Class D		36.07%	N/A	N/A	35.16%		3/31/06

Class P		36.49%	N/A	N/A	35.54%		7/7/08

RCM Global Small-Cap	Class A	-24.59%	14.12%	8.79%	11.91%	12/31/96	2/5/02

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
	Class B	-24.40%	14.35%	8.80%	11.92%		2/5/02

	Class C	-21.51%	14.58%	8.62%	11.66%		2/5/02

	Class D	-20.20%	15.44%	9.54%	12.61%		3/10/99

	Class P	-19.98%	15.77%	9.75%	12.80%		7/7/08

	Institutional	-19.90%	15.88%	9.85%	12.91%		12/31/96

RCM Technology	Class A	-8.88%	11.00%	9.14%	13.69%	12/27/95	2/5/02

	Class B	-8.92%	11.16%	9.18%	13.73%		2/5/02

	Class C	-5.24%	11.43%	8.92%	13.35%		2/5/02

	Class D	-3.59%	12.26%	9.88%	14.39%		1/20/99

	Class P	-3.30%	12.61%	10.15%	14.65%		7/7/08

	Institutional	-3.20%	12.71%	10.26%	14.76%		12/27/95

	Administrative	-3.42%	12.44%	9.99%	14.48%		3/31/05

RCM International Growth Equity	Class A	-12.51%	13.68%	1.87%	6.20%	5/22/95	2/5/02

	Class B	-12.67%	13.87%	1.91%	6.23%		2/5/02

	Class C	-8.99%	14.12%	1.69%	5.86%		2/5/02

	Class D	-7.40%	14.97%	2.58%	6.81%		3/10/99

	Institutional	-7.01%	15.43%	2.98%	7.19%		5/22/95

	Administrative	-7.22%	15.16%	2.64%	6.86%		2/5/02

RCM Large-Cap Growth	Class A	-11.93%	5.19%	2.50%	6.49%	12/31/96	2/5/02

	Class B	-11.79%	5.28%	2.46%	6.46%		2/5/02

	Class C	-8.30%	5.61%	2.32%	6.22%		2/5/02

	Class D	-6.77%	6.39%	3.18%	7.14%		3/2/99

	Class R	-7.06%	6.14%	2.82%	6.74%		12/31/02

	Class P	-6.57%	6.73%	3.42%	7.37%		7/7/08

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
	Institutional	-6.47%	6.84%	3.53%	7.47%		12/31/96

	Administrative	-6.69%	6.57%	3.29%	7.22%		2/5/02

RCM Mid-Cap	Class A	-11.55%	8.80%	4.05%	13.92%	11/6/79	2/5/02

	Class B	-11.58%	9.06%	4.15%	13.92%		2/5/02

	Class C	-7.91%	9.27%	4.01%	13.39%		2/5/02

	Class D	-6.31%	10.11%	4.90%	14.42%		12/29/00

	Class R	-6.66%	9.81%	4.59%	13.98%		12/31/02

	Institutional	-6.08%	10.53%	5.31%	14.77%		11/6/79

	Administrative	-6.23%	10.27%	5.00%	14.46%		2/5/02

RCM Small-Cap Growth	Institutional	-14.14%	N/A	N/A	1.95%	12/30/05	12/30/05

	Class P	-14.23%	N/A	N/A	1.85%		7/7/08

RCM Strategic Growth	Class A	-5.93%	N/A	N/A	0.65%	3/31/06	3/31/06

	Class C	-2.24%	N/A	N/A	2.41%		3/31/06

	Class D	-0.52%	N/A	N/A	3.19%		3/31/06

	Class P	-0.18%	N/A	N/A	3.51%		7/7/08

	Institutional	-0.08%	N/A	N/A	3.62%		3/31/06

	Administrative	-0.33%	N/A	N/A	3.36%		3/31/06

*	For the Funds listed above, the performance information for periods prior to February 1, 2002 reflects the Fee arrangement of the Fund’s predecessors, reflected, as noted above, to reflect the current fee structure of the applicable class.
**

For the Funds listed above offering Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares, total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund, the oldest class (with the exception of the RCM Wellness Fund, whose Class A, Class B and Class C performance information is based upon the Class D shares, the oldest class), adjusted to reflect the actual sales charges (or no sales charges in the case of the Class D, Class P, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum ) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class A, Class B, Class C and Institutional Class shares for the RCM Wellness Fund are based on the historical performance of Class D shares (which were offered since the inception of the Fund), adjusted in the manner described above.

The following table sets forth the average annual total return of classes of shares of the Allianz NACM Funds for periods ended June 30, 2008.

The NACM Pacific Rim and NACM International Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on July 20, 2002 and October 15, 2004, respectively. The NACM Emerging Markets Opportunities Fund, a newly formed series of the Trust, reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the NACM Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the NACM Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D or Class P shares. For periods prior to the “Inception Date” of a particular class of the NACM Pacific Rim Fund’s or the NACM International Fund’s shares, total return presentations for the class are based on the historical performance of the Institutional Class shares of the applicable Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges. For periods prior to the “Inception Date” of a particular class of the NACM Emerging Markets Opportunities Fund’s shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund) and different administrative fee and advisory fee charges.

Average Annual Total Return for Periods Ended June 30, 2008*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NACM Emerging Markets Opportunities**	Class A	-2.73%	N/A	N/A	31.45%	5/27/04	8/21/06

	Class C	1.10%	N/A	N/A	32.26%		8/21/06

	Class D	2.86%	N/A	N/A	33.28%		8/21/06

	Class P	3.16%	N/A	N/A	33.67%		7/7/08

	Institutional	3.26%	N/A	N/A	33.80%		5/27/04

NACM Global	Class A	-9.49%	14.40%	N/A	15.05%	7/19/02	7/19/02

	Class B	-9.25%	14.62%	N/A	15.21%		7/19/02

	Class C	-5.74%	14.86%	N/A	15.29%		7/19/02

	Class D	-4.18%	15.70%	N/A	16.16%		7/19/02

	Class R	-4.39%	15.43%	N/A	15.87%		12/31/02

	Class P	-3.93%	16.07%	N/A	16.52%		7/7/08

	Institutional	-3.83%	16.19%	N/A	16.63%		7/19/02

	Administrative	-4.09%	15.89%	N/A	16.35%		7/19/02

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NACM Growth	Class A	-10.61%	6.76%	N/A	7.70%	7/19/02	7/19/02
	Class B	-10.71%	6.86%	N/A	7.80%		7/19/02
	Class C	-6.97%	7.17%	N/A	7.92%		7/19/02
	Class D	-5.41%	7.95%	N/A	8.71%		7/19/02
	Class P	-5.12%	8.32%	N/A	9.07%		7/7/08
	Institutional	-5.02%	8.42%	N/A	9.18%		7/19/02
	Administrative	-5.23%	8.15%	N/A	8.91%		7/19/02

NACM Income & Growth	Class A	-7.82%	N/A	N/A	-2.29%	2/28/07	2/28/07
	Class C	-4.10%	N/A	N/A	1.17%		2/28/07
	Class D	-2.35%	N/A	N/A	1.95%		2/28/07
	Class P	-2.13%	N/A	N/A	2.25%		7/7/08
	Institutional	-2.03%	N/A	N/A	2.35%		2/28/07

NACM International	Class A	-20.71%	17.36%	N/A	10.04%	5/7/01	10/29/04
	Class C	-17.45%	17.82%	N/A	10.09%		10/29/04
	Class D	-16.12%	18.70%	N/A	10.92%		10/29/04
	Class P	-15.83%	18.95%	N/A	11.07%		7/7/08
	Class R	-16.32%	18.29%	N/A	10.46%		1/10/06
	Institutional	-15.75%	19.07%	N/A	11.18%		5/7/01
	Administrative	-16.02%	18.76%	N/A	10.89%		1/10/06

NACM Mid-Cap Growth***	Class A	-11.41%	N/A	N/A	7.65%	2/28/07	2/28/07
	Class C	-7.70%	N/A	N/A	8.29%		2/28/07
	Class D	-6.26%	N/A	N/A	9.06%		2/28/07
	Class P	-6.04%	N/A	N/A	9.36%		7/7/08
	Institutional	-5.94%	N/A	N/A	9.47%		2/28/07

NACM Pacific Rim	Class A	-14.50%	22.22%	16.69%	13.03%	12/31/97	7/31/02
	Class B	-14.11%	22.54%	16.70%	13.04%		7/31/02
	Class C	-10.96%	22.71%	16.47%	12.78%		7/31/02
	Class D	-9.50%	23.62%	17.35%	13.64%		7/31/02
	Class P	-9.25%	24.00%	17.74%	14.02%		7/7/08
	Institutional	-9.16%	24.12%	17.86%	14.13%		12/31/97

*	Average annual total return presentations for a particular class of shares assume the payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.
**	The Nicholas-Applegate Emerging Markets Opportunities Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz NACM Emerging Markets Opportunities Fund on August 18, 2006. The Prospectuses of the Allianz NACM Emerging Markets Opportunities Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz NACM Emerging Markets Opportunities Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of 12/31/05)

Fund	Class	1 Year	Since Inception of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate Emerging Markets Opportunities Fund	Class I	41.85%	44.51%	5/27/04

***	The Nicholas-Applegate U.S Systematic Mid Cap Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz NACM Mid-Cap Growth Fund on July 27, 2007. The Prospectuses of the Allianz NACM Mid-Cap Growth Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz NACM Mid-Cap Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of 6/30/08)

Fund	Class	1 Year	Since Inception of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund	Class I			2/27/04

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust was required to hold a shareholder meeting in 2005 and once every five years thereafter for the purpose of electing Trustees. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

The AGI Multi-Style Fund will vote shares of each Underlying Fund which it owns in its discretion in accordance with its proxy voting policies.

Certain Ownership of Trust Shares

As of October 10, 2008, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Allianz NACM Income & Growth Fund, Trustees and officers of the Trust, as a group, owned 6.53% of Class A shares of the Fund, with respect to the Allianz NACM Growth Fund, Trustees and officers of the Trust, as a group owned 1.87% of Class A shares of the Fund, with respect to the Allianz OCC Equity Premium Strategy Fund, Trustees and officers of the Trust, as a group, owned 1.85% of Class A shares of the Fund and with respect to the Allianz RCM Strategic Growth Fund, Trustees and officers of the Trust, as a group owned 2.49% of the Class A shares of the Fund. Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.
Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers, LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust’s Class P, Institutional and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Funds as of June 30, 2008, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers, LLP thereon, are incorporated by reference from the Trust’s June 30, 2008 Annual Reports. The Trust’s June 30, 2008 Annual Reports were filed electronically with the SEC on August 28, 2008 (Accession No. 0001236835-08-000114). Audited financial statements for the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid Cap Growth Fund’s predecessor, as of March 31, 2007, for the fiscal year then ended, are incorporated by reference from the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report. The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report was filed electronically with the SEC on June 8, 2007 (Accession No. 0001003715-07-000217), as amended June 15, 2007 (Accession No. 0001003715-07-000219).

Unaudited financial statements for the Funds as of December 31, 2007, for the six-month period then ended, including notes thereto, are incorporated by reference from the Trust’s December 31, 2007 Semi-Annual Reports. The Trust’s December 31, 2007 Semi-Annual Reports were filed electronically with the SEC on March 10, 2008 (Accession No. 0001193125-08-051483).

Forward-Looking Statements

The Trust’s prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding the Funds’ investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

A-2

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-3

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Active Qualifiers

Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

A-4

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-5

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

A-6

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

A-7

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations

Qualifiers

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-8

“NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

“WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of October 10, 2008, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

		Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz Global Investors Multi-Style Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	845,835.325	14.82%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	610,279.632	12.99%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	1,766,301.471	15.01%

	Institutional Class
a,b	Charles Schwab & Co Inc, Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	1,224,250.948	88.17%
	Northern Trust Co as Custodian FBO, UBS Financial Services Inc. Master, PO Box 92994, Chicago, IL 60675-0001	139,619.615	10.06%

	Allianz Global Investors Value Fund

	Administrative Class
a,b	Wachovia Bank FBO Various Retirement Plans, 1525 West WT Harris Blvd, Charlotte, NC 28288-0001	1,556,226.283	43.54%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	798,703.347	22.35%
	American United Life Insurance Co., Group Retirement Annuity Sep Acct II, One American Square, Indianapolis, IN 46282-0020	343,833.667	9.62%
	Wilmington Trust Co TTEE FBO Parkview Health SYS INC 403B PL, C/O Mutual Funds, P.O. Box 8880, Wilmington, DE 19899-8880	269,478.116	7.54%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,393,810.990	6.20%
	Nationwide Trust Company FSB, C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	1,381,287.500	6.15%

B-1

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,250,839.360	8.79%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd fl, Jersey City, NJ 07311	799,407.314	5.62%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	765,788.644	5.38%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,925,227.470	16.45%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	2,645,105.560	14.87%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	2,740,441.690	65.43%

	Class R
a	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	369,500.493	32.71%
	Emjay Corporation Cust FBO Plans of RPSA Customers 401KPlan, c/o Great-West 8515 E Orchard Rd, Greenwood Village Co 80115	144,261.057	12.77%

	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery St, San Francisco, CA 94104-4151	691,570.593	29.75%
	Koshland Family Partnership LP, PO Box 7310, Menlo Park, CA 94026-7310	374,999.347	16.13%
b	LPL FBO LPL Customers, Attn: Mutual Fund Operations, 1 Beacon St FL 22, Boston, MA 02108-3107	371,509.151	15.98%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	343,101.698	14.76%
	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	216,230.443	9.30%
b	Prudential Investment Management Services FBO Mutual Fund Clients 100 Mulberry St., 3 Gateway Center Fl 11Mailstop NJ 05-11-20, Newark, NJ 07102-4000	169,270.897	7.28%

	Allianz CCM Capital Appreciation Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	12,559,989.460	58.26%
	First Union National Bank, 401 S Tryon St FRB-3, CMG Fiduciary OP Fund GR, Charlotte NC 28202-1934	3,645,168.757	16.91%
b	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL OO, New York, NY 160 Water Street, Room 620, NY, NY 10038-4922	1,470,039.412	6.82%

	Class A
a,b	MLPF&S For the Sole Benefit of its Customers, 4800 Deerlake Drive E Fl 3, Jacksonville, FL 32246-6484	5,562,043.380	27.33%
	NFS LLC FEBO Regions BK DBA Kenneburt Co, 250 Riverchase Parkway E, Floor 5, Birmingham, AL 35244-1832	1,185,100.930	5.82%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	264,063.728	12.94%
	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd FL, Jersey City, NJ 07311	145,657.273	7.14%
	Citigroup Global Markets, Inc., 333 West 34th Street, New York, NY 10001-2402	105,770.623	5.18%

B-2

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	867,297.887	13.91%
	Morgan Stanley & Co, Harborside Financial Center, Plaza 11, 3rd Flr, Jersey City, NJ 07311	811,121.666	13.01%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Flr, New York, NY 10001-2483	314,437.297	5.04%

	Class D
a	Edward D Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy, Maryland Heights, MO 63043-3009	1,950,092.311	51.97%
a,b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,099,359.790	29.30%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	549.753	100.00%

	Class R
a	FIIOC FBO Zoll Medical Corporation, 100 Magellan Way, Covington, KY 41015-1987	228,862.198	26.03%
	American United Insurance Co TTEE, Unit Investment Trust, PO Box 368, Indianapolis IN 46206-0368	128,792.675	14.65%
	American United Insurance Co TTEE, Group Retirement Annuity, PO Box 368, Indianapolis IN 46206-0368	113,377.477	12.90%
	HUBCO Regions Financial Corporation, Trust Operations, PO Box 12365, Birmingham AL 35202-2365	80,475.045	9.15%
	Reliance Trust Co Cust FBO National Home Centers Inc, 401K Plan, PO Box 48529, Atlanta, GA 30362-1529	48,273.905	5.49%

	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	8,908,100.496	34.86%
b	Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	3,168,983.797	12.40%
b	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Drive E Flr 3, Jacksonville, FL 32246-6484	$1,871,468.212	7.32%

	Allianz CCM Emerging Companies Fund
	Administrative Class
a	Wells Fargo Bank NA FBO RPS PIMCO Emerging Companies, PO Box 1533, Minneapolis MN 55480-1533	786,252.840	62.75%
	ICMA-RC Services LLC Attn: Victor Edgar, 777 N. Capitol St. NE Ste 600, Washington, DC 20002-4290	80,817.292	6.45%

	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	2,732,291.490	25.64%
	Nationwide Trust Co FBO Southwest Airlines Pilots Retirement Savings Plan, 98 San Jacinto Blvd Ste 1100, Austin, TX 78701-4255	1,930,644.684	18.12%
	Standard Insurance Company, 1100 SW 6th Avenue, Portland, OR 97204-1020	1,048,729.481	9.84%

B-3

	US Bank National Assoc CUST Comm Invest Group-Cadence MIC CP Trust Mutual Funds, SPFT0912, P.O. Box 1787, Milwaukee, WI 53201-1787	675,816.332	6.34%
b	Charles Schwab & Co Inc, Special Custody Account for Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	645,457.892	6.06%
	Bost & Co, Mutual Fund Operations P.O. Box 3198, Pittsburg, PA 15230-3198	606,110.822	5.69%

	Allianz CCM Focused Growth Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Dr, Suite 250, Newport Beach, CA 92660-4046	1,114.296	100.00%

	Class A
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	61,350.211	6.95%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	61,350.211	6.95%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	61,350.211	6.95%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr. E., Fl 3, Jacksonville, FL 32246-5486	55,903.451	6.33%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	49,296.506	5.59%

	Class C
b	MLPF&S For the Sole Benefit of Its Customers, 4800 Deer Lake Dr. E Flr 3, Jacksonville FL 32246-6484	42,779.030	14.22%
	Citigroup Global Markets Inc., 333 West 34th St, 7th Flr, New York, NY 10001-2483	21,859.671	7.27
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	17,830.833	5.93%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St. San Francisco, CA 94104-4122	125,447.094	64.51%
a,b	Ameritrade Inc FBO P.O. Box 2226, Omaha, NE 68103-2226	56,379.694	28.99%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr, Suite 250, Newport Beach, CA 92660-4046	1,059.322	100.00%

	Institutional Class
a	MAC & Co Attn Mutual Fund Ops, 525 William Penn Place, P.O. Box 3198, Pittsburgh, PA 15230-3198	4,191,968.658	33.17%
	Commercial Properties Co., West Coast Trust Co., P.O. Box 1012, Salem, OR 97308-1012	2,777,652.181	21.98%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	2,539,293.042	20.09%
b	Charles Schwab & Co Inc, Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,282,852.568	10.15%

	Allianz CCM Mid-Cap Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	4,962,981.535	60.38%
	Vanguard Fiduciary Trust Co, 100 Vanguard Blvd, Outside Funds, Malvern, PA 19355-2331	1,011,854.690	12.31%
b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	547,491.240	6.66%

B-4

b	Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit of its Customers,4800 Deer Lake Drive E Flr 3, Jacksonville, FL 32246-6484	472,236.154	5.74%

	Class A
	Morgan Stanley & Co, Harborside Financial Center, Plaza II, 3rd Flr, Jersey City, NJ 07311	2,241,470.110	19.53%
b	MLPF&S For the Sole Benefit of Its Customers, Attn Fund Admn #97M, 4800 Deer Lake Drive E FL 3, Jacksonville, FL 32246-6484	679,662.977	5.92%

	Class B
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Flr, Jersey City, NJ 07311	134,986.604	7.53%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	125,539.737	7.00%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Flr, New York, NY 10001-2483	104,651.435	5.84%

	Class C
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Flr, New York, NY 10001-2483	378,432.939	10.63%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	360,628.222	10.13%
	Morgan Stanley & Co, Harborside Financial Center, Plaza II, 3rd Flr, Jersey City, NJ 07311	190,191.011	5.34%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	1,265,948.990	41.08%
b	Ameritrade Inc., FBO P. O. Box 2226, Omaha, NE, 68103-2226	359,940.121	11.68%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Newport Beach, CA 92660-4046	391.696	100.00%

	Class R
a	Reliastar Life Ins Co of NY, 151 Farmington Ave, Hartford, CT 06156-0001	609,876.900	29.87%
	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford, CT 06156-0001	257,861.064	12.63%
	Hartford Life Insurance Co 401K Separate Account P. O. Box 2999, Hartford CT 06104	202,083.504	9.90%
	ING National Trust, 151 Farmington Avenue, Hartford, CT 06156-0001	106,950.645	5.24%

	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	8,195,414.395	44.35%
b	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	1,620,931.840	8.77%
b	LPL FBO LPL Customers, Mutual Fund Operations, One Beacon Street, Flr 22, Boston, MA 02108-3107	1,340,646.241	7.25%

B-5

b	First Union Nat’l Bank Custodian, Various Retirement Plans, 1525 W. WT Harris Blvd NC-1151, Charlotte, NC 28262-8522	1,334,156.484	7.22%

	Allianz NACM Emerging Markets Opportunities Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	143,915.116	9.05%
	UBS Financial Services Inc, FBO - Thomas Betty Genesis Resources Inc, Far East Consortium Bldg, 121 Ves Voeux Road Central, Hong Kong,	118,179.975	7.43%
	Morgan Stanley & Co, Harborside Financial Center Plaza II, 3rd Flr, Jersey City, NJ 07311	84,296.206	5.30%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	187,601.802	22.71%
	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Flr, Jersey City, NJ 07331	61,484.823	7.44%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122	437,548.048	54.42%
	NFS LLC FEBO Scott Lee Winar RR 4 Box 167EE, Bluefield, WV 24701-9228	81,706.212	10.16%
b	Ameritrade Inc., FBO, P. O. Box 2226, Omaha, NE, 68103-2226	45,666.832	5.68%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Newport Beach, CA 92660-4046	348.797	100.00%

B-6

	Institutional Class
a,b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	662,036.529	43.63%
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	431,781.438	28.46%
	Morgridge Family Trust, 107 Mapache Drive, Portola Valley, CA 94028-7315	99,840.493	6.58%

	Allianz NACM Global Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	1,349.221	100.00%

	Class A
b	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn #97M, 4800 Deer Lake Drive E Flr 3, Jacksonville, FL 32246-6484	149,557.833	15.61%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	85,842.305	8.14%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	155,420.234	23.15%

	Class D
a,b	Charles Schwab & Co Inc., Special Custody Accounts FBO Customers, Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	68,128.845	41.17%

	Class P
a	Allianz Global Investors of America L.P., 680 Newport Center Drive, Newport Beach, CA 92660-4046	556.483	100.00%

	Class R
a,b	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn #97M, 4800 Deer Lake Drive E Flr 3, Jacksonville, FL 32246-6484	32,949.307	77.55%
	James Buchanan FBO Zone Labs Inc 401(k) Profit Sharing Plan & Trust, 222 Rosewood Drive, Suite 500, Danvers, MA 01923-4502	4,161.335	9.79%

	Institutional Class
a,b	Ameritrade Inc for the Exclusive Benefit of its Client, PO Box 2226, Omaha, NE 68103-2226	2,768.516	58.87%
a	Connie L Gordon 129 Rio Vista Cir, Durango, CO 81301-4379	1,253.808	26.66%
	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	680.729	14.47%

	Allianz NACM Growth Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	1,166.581	99.99%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E, Flr 3, Jacksonville, FL 32246-6484	48,187.164	8.74%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	46,862.449	10.56%

B-7

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	86,935.360	22.02%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, Mutual Funds, 101 Montgomery St, San Francisco, CA 94101-4151	14,205.978	28.08%

	NFS LLC FEBO Carol Lynn Scott TTEE, Living Trust of Carol L Scott, U/A 7/20/95, 14617 Trillium Dr, Augusta	6,992.260	13.82%

	Class P
a	Allianz Global Investors of America L.P., 680 Newport Center Drive, Newport Beach, CA 92660-4046	702.741	100.00%

	Institutional Class
a	State Street Bank & Trust as CUST for South Dakota Higher Education Savings Trust Core Equity Attn: Trust Operations, 801 Pennsylvania, Kansas City, MO 64105-1307	427,563.049	27.35%
	State Street Bank & Trust as CUST for South Dakota Higher Education Savings Trust 9-13 Years Attn: Trust Operations, 801 Pennsylvania, Kansas City, MO 64105-1307	380,888.656	24.37%
	State Street Bank & Trust as Custodian for South Dakota Higher Education Savings Trust 5-8 Years Attn: State Street Trust, 801 Pennsylvania Ave., Kansas City, MO 64105-1307	315,577.869	20.19%
	State Street Bank & Trust as Custodian for South Dakota Higher Education Savings Trust 14-18 Years Attn: State Street Trust, 801 Pennsylvania Ave., Kansas City, MO 64105-1307	241,678.867	15.46%
	State Street Bank & Trust as Custodian for South Dakota Higher Education Savings Trust 0-4 Years Attn: State Street Trust, 801 Pennsylvania Ave., Kansas City, MO 64105-1307	101,925.206	6.52%

	Allianz NACM Income and Growth Fund
	Class A
	Doug Forsyth and Rosanna Forsyth Co-TTEES, The Forsyth Family Trust, U/A DTD 7/20/01, PO Box 675850, Rancho Santa Fe CA 92067-5850	8,977.403	10.97%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07030-9998	7,913.561	9.67%
b	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn #97M, 4800 Deer Lake Drive E Flr 3, Jacksonville, FL 32246-6484	6,208.522	7.59%
	E Blake Moore Jr. or Cynthia C. Weiler TTEES, Weiler-Moore Family Trust U/A DTD 11/03/99, 1965 Broadway, New York, NY 10023-5977	5,343.093	6.53%

	Class C
a,b	MLPF&S For the Sole Benefit of its Customers, Attn Fund Admin, 4800 Deer Lake Drive E FL 3, Jacksonville, FL 32246-6484	23,200.104	32.75%

	Class D
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	749.585	91.53%
	NFS LLC FEBO Lauren A Joel, 7113 Inwood Drive, Woburn, MA 01801	69.322	8.47%

	Class P
a	Allianz Global Investors of America L.P. Attn: Donna Thompson 680 Newport Center Drive, Newport Beach, CA 92660-4046	742.884	100.00%

B-8

	Institutional Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	1,510,785.627	100.00%

	Allianz NACM International Fund
	Administrative Class
a	Allianz Global Investors of America L.P., 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	597.801	100.00%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	643,976.880	10.89%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	898,035.476	18.60%
	Citigroup Global Markets, Inc., 7th fl, 333 West 34th St., New York, NY 10001-2483	334,614.302	6.93%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Its Customers, 101 Montgomery St, San Francisco, CA 94104-4122	229,185.807	37.78%

	Class P
a	Allianz Global Investors of America L.P., 680 Newport Center Drive, Newport Beach, CA 92660-4046	549.149	100.00%

	Institutional Class
a	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	1,702,550.747	27.16%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	1,519,813.357	24.24%
	State Street as Cust FBO South Dakota Higher Education TR Selection, 801 Pennsylvania Ave, Kansas City MO 64105-1307	538,790.006	8.59%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	418,778.223	6.68%
	GPC Securities Inc Agent for Reliance Trust Company FBO The Jackson Clinic P/Sharing Plan, PO Box 79377, Atlanta GA 30357-7377	415,131.256	6.62%
	State Street Bank & Trust As Custodian for South Dakota Higher Education Savings Trust, Core Equity, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	373,921.017	5.96%

	Allianz NACM Mid-Cap Growth Fund

	Class A
a	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	3,457.988	29.65%

B-9

	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-2052	1,481.090	12.70%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-2052	1,149.425	9.85%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-2052	1,019.896	8.74%
	First Clearing, LLC Janice Thompson, 3832 Westcliff Road S, Fort Worth, TX 76109-2727	958.188	8.22%
	Allianz Global Investors of America L.P., 680 Newport Center Drive, Suite 250, Newport Beach CA 92660-4046	811.945	6.96%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-2052	703.294	6.03%
	SSB&T Cust Rollover IRA FBO Timothy D. Mahanke, 990 Sawyer Avenue, Akron, OH 44310-1418	629.833	5.40%

	Class C
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach CA 92660-4046	811.994	96.27%

	Class D
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250,Newport Beach CA 92660-4046	811.945	100.00%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Newport Beach, CA 92660-4046	882.613	100.00%

	Institutional Class
a	State Street Corp as Cust Pacific Life Charitable Foundation, 801 Pennsylvania Ave, Kansas City MO 64105-1307	370,599.603	27.68%
	Allianz Dresdner Asset Management of America LP, 680 Newport Center Drive, Ste 250, Newport Beach, CA 92660-4046	246,854.055	18.44%
	State Street Bank & Trust TTEE For City of Alpharetta Defined Benefit Pension Plan, 801 Pennsylvania Ave., Kansas City, MO 64105-1307	157,432.060	11.76%
	State Street Corp as Cust Ralph Stern & Suzanne Stern of the R & S Stern Revocable Trust, 1 Inverness Lane, Newport Beach, CA 92660-5110	139,896.757	10.45%
	Ralph Stern and Suzanne Stern, Charitable Remainder Unitrust, 1 Inverness La, Newport Beach, CA 92660	127,326.122	9.51%
	State Street Bank & Trust Co AS For City of Peachtree City, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307	86,759.571	6.48%

	Allianz NACM Pacific Rim Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,256,990.960	20.42%
	Morgan Stanley & Co, Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	379,343.683	6.16%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	350,575.534	15.72%

B-10

	Morgan Stanley & Co, Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	153,320.375	6.87%

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,405,841.780	47.81%

	Class D
a,b	Charles Schwab & Co Inc., Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	2,986,553.002	65.63%

	Class P
a	Allianz Global Investors of America L.P., 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	708.215	100.00%

	Institutional Class
a,b	NFS for Exclusive Benefit of Customers, 200 Liberty Street, New York, NY 10281-1003	3,225,950.523	94.59%

	Allianz NFJ All-Cap Value Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	1,588.984	99.99%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	162,003.771	22.28%
	Morgan Stanley & Co., Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	76,623.602	10.54%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	25,142.426	8.93%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	65,017.099	11.49%
	Citigroup Global Markets, Inc, 333 West 34th St.,7th fl, New York, NY 10001-2483	47,037.672	8.32%

	Class D
a,b	Charles Schwab & Co Inc., Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	234,194.505	76.52%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	890.472	100.00%

	Institutional Class
a	State Street Corp as Cust for Pacific Life Charitable Foundation, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	325,222.896	40.05%
	State Street Corp as Custodian for Ralph Stern & Suzanne Stern of the R & S Stern Revocable Trust, 1 Inverness Lane, Newport Beach, CA 92660-5110	139,794.780	17.22%
	State Street Bank & Trust TTEE, for City of Alpharetta Defined Benefit Pension Plan, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	121,429.096	14.95%
	Ralph Stern and Suzanne Stern, Charitable Remainder Unitrust 1 Inverness Lane, Newport Beach, CA 92660	111,927.071	13.78%

B-11

	State Street Bank & Trust Co For City of Peachtree City, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	66,771.321	8.22%

	Allianz NFJ Dividend Value Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	38,675,214.540	66.41%
	New York Life Trust Company, 169 Lackawanna Ave, Parsippany, NJ 07054-1007	3,441,484.570	5.91%
	Benefit Trust CO FBO, PHH Investments LTD, 5901 College Blvd, STE 100, Overland Park KS 66211-1834	3,200,135.831	5.49%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	25,434,300.700	11.40%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, Jersey City, NJ 07311	20,763,093.800	9.31%
	Citigroup Global Markets, Inc., 333 West 34th St., New York, NY 10001-2402	12,739,729.300	5.71%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,050,169.720	16.38%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	1,548,318.440	8.31%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, , Jersey City, NJ 07311	1,083,672.320	5.82%

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	22,078,804.600	28.30%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	11,625,164.900	14.90%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	13,542,190.200	47.38%
	Edward D. Jones & Co., Shareholder Accounting, 201 Progress Pkwy, Maryland Heights, MO 63043-3009	2,315,715.420	8.10%

	Class P
a	First Command Bank, 1 First Comm Plaza, Fort Worth, TX 76109-4998	2,201,660.103	99.97%

	Class R
	American United Insurance Co TTEE, Group Retirement Annuity, P.O. Box 368, Indianapolis, IN 46206-0368	1,161,053.750	7.02%
	DCGT as Trustee and/or Custodian FBO The Church of God, 711 High Street, Des Moines, IA 50309-2732	1,129,710.100	6.83%
	FIIOC FBO Wood Group Management, Service Inc Plan, 100 Magellan Way (KWIC) Covington KY 41015-1987	832,688.407	5.95%

B-12

	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	46,532,516.870	34.88%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	16,671,858.840	12.50%
	ING Life Insurance & Annuity Co, One Orange Way, C1N, Windsor, CT 06095	11,522,293.460	8.64%
b	LPL FBO LPL Customers, Attn: Mutual Fund Operations, 1 Beacon St FL 22, Boston, MA 02108-3107	11,490,786.060	8.61%

	Allianz NFJ International Value Fund
	Class A
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	11,123,360.800	31.10%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl., Jersey City, NJ 07311	2,355,407.670	6.59%

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,979,000.090	30.76%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,197,630.650	9.26%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Account FBO Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	4,118,991.360	60.64%
b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	539,482.208	7.94%

	Class P
a	Allianz Global Investors of America L.P., 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	421.022	100.00%

	Institutional Class
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	2,261,275.857	20.94%
b	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center FL 11, MS NJ05-11-20, Newark NJ 07102-4000	1,928,786.618	17.86%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	1,727,572.840	16.00%
	Maril & Co FBO c/o Marshall & Isley Trust Co., 11270 W. Park Pl., Suite 400, Milwaukee, WI 53224-3638	831,404.922	7.70%
	AST CAP TR CO AS TTEE FBO UA Local 467 Defined Benefit Plan, P.O. Box 52129, Phoenix, AZ 85072-2129	585,751.539	5.42%

	Allianz NFJ Large-Cap Value Fund
	Administrative Class
a,b	Wachovia Bank FBO Various Retirement Plans 1525 Wes6t WT Harris Blvd NC 115, Charlotte, NC 28288-0001	594,174.219	64.30%

B-13

	Mercer Trust Co CUST, FBO US Corrugated Inc. 401K Plan, 1 Investors Way, Norwood MA 02062-1599	84,076.678	9.10%
	PIMS/Prudential Retirement as Nominee for the TTEE Gramercy Alumina LLC 1111 Airline HWY, US 61 Suite 3370, Gramercy LA 70052	77,847.264	8.42%
b	NFS For Exclusive Benefit of Our Customer 200 Liberty St., New York, NY 10281-1003	70,468.786	7.63%
	PIMS/Prudential Retirement as Nominee for the TTEE Gramercy Alumina LLC Salaried, 1111 Airline HWY, US 61 Suite 3370, Gramercy LA 70052	65,892.422	7.13%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,991,610.700	10.06%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	1,146,541.320	5.79%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	185,934.906	10.91%

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,778,909.200	25.01%
	Morgan Stanley & Co, Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	615,488.955	8.65%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	474,108.644	6.67%

	Class D
a	Edward D. Jones & Co., Shareholder Accounting, 201 Progress Pkwy, Maryland Heights, MO 63043-3009	4,895,226.810	41.48%
a,b	Charles Schwab & Co Inc Special Custody Account FBO Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	3,962,196.490	33.58%

	Class P
a	Allianz Global Investors of America L.P., 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	621.393	100.00%

	Class R
a	DCGT as TTEE and/or Cust, FBO Principal Financial Group Qualified FIA Omnibus, Attn: NPIO Trade Desk, 711 High Street, Des Moines, IA 50303	205,869.577	26.31%
	NFS LLC FEBO Bankers Trust Company, PO Box 897, Des Moines, IA 50306-0897	89,042.510	11.38%
	Mercer Trust Company TTEE (FBO) National Spinning Company Inc. Profit Sharing & 401K Plan, One Investors Way, Norwood, MA 02062-1599	68,448.351	8.75%
	Citistreet Retirement Services, Citigroup Institutional Trust, 400 Atrium Drive, Somerset, NJ 08873-4162	68,030.630	8.69%
	DCGT as TTEE and/or Cust, FBO Principal Financial Group Qualified Prin Advtg Omnibus, Attn: NPIO Trade Desk, 711 High Street, Des Moines, IA 50303	59,064.885	7.55%

	Institutional Class
a,b	NFS For Exclusive Benefit of Its Customer, 200 Liberty St. New York, NY 10281-1003	7,164,902.181	33.60%
	Minnesota Life, 401 Robert Street North, Saint Paul MN 55105-2005	2,668,464.147	12.51%

B-14

	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,938,187.055	9.09%
b	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center, FL 11, Newark NJ 07102-4000	1,453,323.062	6.81%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105-0199	1,288,504.608	6.04%
	New York Life Trust Co. Client Acct., 169 Lackawanna Ave., Parsippany, NJ 07054-1007	1,082,522.939	5.08%

	Allianz NFJ Mid-Cap Value Fund
	Class A
b	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	95,765.072	20.03%
	NFS LLC FEBO Randy & Norma Zimmer Trust, Randal H & Norma B Zimmer TTEE, U/A 05/21/92, 915 W. Imperial Hwy, Suite 110, Brea, CA 92821-3815	29,996.748	6.27%

	Class C
b	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	30,106.375	11.03%
	Michael Baxter TTEE Palmyra Capital Advisors LLC, Defined Benefit Pension, DTD 12-01-02, 11111 Santa Monica Blvd, Ste 110, Los Angeles, CA 90025`	14,804.121	5.42%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	8,565.494	45.06%
	NFS LLC FEBO Julie Gail Blewis Cust, Jenna Nicole Blewis UTMA MD, 208 Stratford Rd, Baltimore MD 21218	2,685.874	14.13%
	NFS LLC FEBO Julie Gail Blewis Cust, Brian Scott Blewis UTMA MD, 208 Stratford Rd, Baltimore MD 21218	2,101.415	11.06%
	NFS LLC FEBO FMT Co Cust IRA Rollover FBO Steven B Plump 339 Oxford Dr., Short Hills NJ 07078	1,341.752	7.06%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	770.421	100.00%

	Institutional Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	73,394.058	59.46%
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	50,034.867	40.54%

	Allianz NFJ Small-Cap Value Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	13,894,618.040	55.79%
b	Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,822,151.344	7.32%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	9,156,511.850	13.91%

B-15

	State Street Bank & Trust Co FBO ADP Daily Valuation 401K, Product B, FBO Plan Participants, 200 Newport Ave, Ext JQ7, North Quincy, MA 02171-2102	8,072,019.990	12.26%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	796,477.114	12.07%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	375,029.582	5.68%

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	5,041,513.440	28.22%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	1,652,414.540	9.25%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	1,006,181.040	48.60%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	349.895	100.00%

	Class R
a	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	673,422.744	30.86%
	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford, CT 06156-0001	178,599.058	8.18%
	Hartford Life Insurance Co., 401K Separate Account, PO Box 2999, Hartford, CT 06104-2999	135,111.975	6.19%
	Emjay Corporation Cust FBO Plans of RPSA Customers 401(k) Plan, c/o Great-West, 8515 E Orchard Rd., Greenwood Village, CO 80111-5002	130,486.573	5.98%
	American United Insurance Co TTEE Unit Investment Trust, PO Box 368, Indianapolis, IN 46206-0368	117,744.519	5.40%

	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	18,412,990.120	36.31%
b	Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,528,101.875	8.93%
	SEI Private Trust Company c/o Suntrust Bank, Attn: Mutual Funds, One Freedom Valley Drive, Oaks, PA 19456	3,973,092.548	7.83%
b	Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	3,430,741.006	6.77%

	Allianz OCC Renaissance Fund
	Administrative Class
a	T Rowe Price Retirement Plan SVCS, 4515 Painters Mill Rd, Owings Mills, MD 21117-4903	396,487.942	31.40%
	American United Life Insurance Co Group Retirement Sep ACCT II, One American Square, Indianapolis, IN 46282-0020	278,673.094	22.07%

B-16

	Orchard Trust Co LLC, FBO Employee Benefits Clients, c/o Great West, 8515 E Orchard Rd, # 212, Englewood, CO 80111-5002	215,458.966	17.06%
	Patterson & Co Omnibus Reinvest, 1525 W WT Harris Blvd., Charlotte, NC 28288-0001	117,161.289	9.28%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL3, Jacksonville, FL 32246-6484	3,674,033.270	11.29%
	Hartford Life Insurance Co, 401K Separate Account, PO Box 2999, Hartford, CT 06104	2,400,554.300	7.38%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL3, Jacksonville, FL 32246-6484	1,418,793.680	7.15%
	Morgan Stanley & Co., Harborside Financial Plaza 3rd FL, Jersey City, NJ 07311	1,343,453.710	6.77%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	1,064,400.750	5.37%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,391,492.040	16.74%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	2,736,649.290	10.43%

	Class D
a,b	Charles Schwab & Co Inc. Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	521,489.412	49.41%

	Class R
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL3, Jacksonville, FL 32246-6484	150,141.643	8.96%
	Capital Bank & Trust Company TTEE FBO Alcan Rolled Products Ravenswood LLC Salaried DCP 401K c/o PlanPremier/Fascore LLC, 8515 Orchard Rd 2T2, Greenwood Village CO 80111	120,532.952	7.20%
	Capital Bank & Trust Company TTEE FBO PICIS Inc 401K PSP & Trust, C/O Plan Premier/Fascorp, 8515 Orchard Rd 2T2, Greenwood Village CO 80111	111,343.407	6.65%
	Leonard Miller FBO Miller Advertising Agency Inc, Profit Sharing Plan DTD 11/29/93, 71 Fifth Ave, NY, NY 10003	105,039.305	6.27%

	Institutional Class
a	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	1,330,166.917	69.17%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	396,403.107	20.61%

B-17

Allianz OCC Equity Premium Strategy Fund
Administrative Class
State Street Bank & Trust Co Cust Mary Gnadt IRA, 237 Walnut St, Elmhurst, IL 60126-2655	5,683.527	19.32%
State Street Bank & Trust Co Cust Harry S Baucom IRA, 432 SW Dolores Ave, Port St Lucie, FL 34983-1939	4,275.639	14.54%
Pershing LLC, Mutual Funds, P. O. Box 2052, Jersey City NJ 07303-2052	3,346.132	11.38%
State Street Bank & Trust Co. Custodian Agnes O’Kelly IRA R/O, PO Box 3671, Pawleys ISL SC 29585-3671	2,866.546	9.75%

B-18

	Thomas Michael Gomez, Onnalee Anne Henneberry JT Wros, 2332 Massey LN, Decatur GA 30033-1221	2,379.163	8.09%
	The Richard J Williams Family Limited Partnership 3425 7 Lakes W, West End, NC 27376-9316	1,879.444	6.39%
	Caryl Howell, 11 Hayden Ave., Great Neck, NY 11024-2011	1,856.810	6.31%
	State Street Bank & Trust Co., Custodian Linda R Hess IRA R/O, 17 Devonshire Dr., SE, Rome, GA 30161-4062	1,750.990	5.95%
	State Street Bank & Trust Co., Custodian IRA Nancy M. Morris, 4723 Shadow Bnd., Dunwoody, GA 30338-4927	1,612.059	5.48%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	199,441.846	7.94%
	RBC Capital Markets Corp FBO Gary M Reynolds, W305 N1663 Silverwood Lane, Delafield, WI 53018-2177	144,427.731	5.75%

	Class B
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd fl, Jersey City, NJ 07311	63,636.252	5.60%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	58,742.679	5.17%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	126,107.991	7.83%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	80,730.096	5.01%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	11,247.623	45.33%
	SSB&T Custodian IRA for SEP IRA of FBO Ching Yee M Tsui, 424 Great Rd., Acton, MA 01720-4115	2,112.465	8.51%
	Morgan Stanley DW Inc Cust for Joan F McMahon, Harborside Financial Center, Plaza II, Jersey City, NJ 07311	2,065.594	8.32%
	NFS LLC FEBO Muriel Ann Breuer/Stanley Breuer, 440 Neptune Ave., Brooklyn, NY 11224-4455	1,773.529	7.15%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	1,272.307	5.13%

	Class P
a	Allianz Global Investors of America LP., 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	1,310.819	100.00%

	Class R
a	Citistreet Retirement Services, Citigroup Institutional Trust, 400 Atrium Drive, Somerset NJ 08873	15,757.452	98.86%

	Institutional Class
a,b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	65,001.826	25.80%
	Daniel Gregorio & Dallas Carroll JTWROS, 1560 N Sandburg Ter, Chicago, IL 60610-7732	53,363.108	21.18%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery St, San Francisco, CA 94104-4151	48,163.771	19.12%

B-19

b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	30,960.139	12.29%
	Pershing LLC, Attn: Mutual Funds, PO Box 2052, Jersey City, NJ 07303-2052	21,333.203	8.47%

	Allianz OCC Growth Fund
	Administrative Class
	Raymond James & Assoc Inc, FBO Labauve, KJ & BK, 504 Belleau Wood Blvd, Alexandria LA 71303-2405	571.262	18.88%
	State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst, IL 60126-2655	533.105	17.62%
	Pershing LLC, Attn Mutual Funds, PO Box 2052, Jersey City, NJ 07303-2052	497.018	16.43%
	State Street Bank & Trust Co Custodian Harry S Baucom Ira, 432 SW Dolores Ave., Port St. Lucie, FL 34983-1939	280.082	9.26%
	State Street Bank & Trust Co Custodian Agnes O’Kelly IRA R/O, PO Box 3671, Pawleys Island, SC 29585-3671	190.653	6.30%
b	NFS for Exclusive Benefit of Its Customer, 200 Liberty St, New York, NY 10281-1003	170.109	5.62%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	960,672.981	11.70%
	Citigroup Global Markets, Inc., 333 West 34th St., New York, NY 10001-2402	508,281.003	6.19%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	204,386.547	21.59%
	Citigroup Global Markets, Inc., 333 West 34th St, 7th fl, New York, NY 10001-2402	94,730.710	10.01%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,882,604.270	16.55%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	1,261,955.840	11.09%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	139,075.238	67.01%

	Class P
a	Allianz Global Investors of America LP., 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	440.141	100.00%

	Class R
a	Leonard Miller FBO Miller Advertising Agency Inc Profit Sharing Plan Dtd 11/29/93, 71 Fifth Ave, New York, NY 10003	41,490.234	49.81%
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	31,422.757	37.73%
	MG Trust Company Cust. FBO LEO LAM Inc, DBA A & M Printing, 700 17th St, Suite 300, Denver CO 80202	4,609.840	5.53%

B-20

	Institutional Class
	State Street Bank & Trust Custodian for South Dakota Higher Education Savings Trust Core Equity, 801 Pennsylvania, Kansas City, MO 64105-1307	207,345.005	19.02%
	State Street Bank & Trust Custodian for South Dakota Higher Education Savings Trust 5-8 Yrs., 801 Pennsylvania Ave., Kansas City, MO 64105-1307	174,721.406	16.03%
	State Street Bank & Trust Custodian for South Dakota Higher Education Savings Trust 9-13 Yrs., 801 Pennsylvania Ave., Kansas City, MO 64105-1307	158,308.489	14.53%
	State Street Bank & Trust Custodian for South Dakota Higher Education Trust (Allianz OCC Growth), 801 Pennsylvania Ave., Kansas City, MO 64105-1307	89,458.060	8.21%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	78,100.954	7.17%
b	NFS for Exclusive Benefit of Its Customer, 200 Liberty St, New York, NY 10281-1003	65,945.777	6.05%
b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	60,226.477	5.53%
b	LPL FBO LPL Customers, 1 Beacon St., Fl 22, Boston, MA 02108-3107	59,171.755	5.43%

	Allianz OCC Opportunity Fund
	Administrative Class
a	T Rowe Price Trust Co TTEE FBO Attn Asset Reconciliation, P.O. Box 17215, Baltimore, MD 21297-1215	5,724.077	62.55%
	State Street Bank & Trust Co, Mary Gnadt IRA, 237 Walnut St, Elmhurst IL 60126-2655	690.232	7.54%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	303,569.680	9.60%
	Citigroup Global Markets, Inc., 333 West 34th St, 7th Fl, New York, NY 10001-2402	182,527.557	5.77%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	34,435.102	8.04%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	28,625.270	6.69%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	844,786.030	18.12%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	411,826.085	8.83%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco CA 94104-4151	2,279.178	69.32%
	Allianz Global Investors of America LP, 680 Newport Center Dr. STE 250, Newport Beach, CA 92660-4046	519.037	15.79%
	NFS LLC FEBO, NFS/FMTC Rollover IRA, FBO Brian Payne, 951 Hobson St, Alpha, NJ 08865	489.485	14.89%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr. STE 250, Newport Beach, CA 92660-4046	608.643	100.00%

B-21

	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	2,108,649.300	44.88%
b	NFS for the Benefit of Its Customer, 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003	578,338.993	12.31%
	Memorial Hospital of South Bend Inc, Attn: Jeffrey Costello, 615 N. Michigan St. South Bend, IN 46601-1087	474,170.933	10.09%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	322,485	6.86%
	Memorial Health System, Inc. Pension Plan Attn Jeffrey Costello 615 N. Michigan St. South Bend, IN 46601-1033	287,843.303	6.13%

	Allianz OCC Target Fund
	Administrative Class
a	TD Ameritrade Trust Company, P.O. Box 17748, Denver, CO 80217-0748	4,481.614	57.32%
	State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst, IL 60126-2655	826.551	10.57%
	MCB Trust Services Custodian FBO Craig J Lubitski Consulting 401K, 700 17th St, Suite 100, Denver CO 80202-3507	507.012	6.48%
	State Street Bank & Trust Co Cust Harry S. Baucom IRA, 432 SW Dolores Ave, Port St. Lucie FL 34983-1939	437.100	5.59%

B-22

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,058,610.960	13.66%
	Hartford Life Insurance Co 401K Separate Account, PO Box 2999, Hartford, CT 06104	817,790.669	10.55%
	Citigroup Global Markets Inc, 7th Fl, 333 West 34th St, New York, NY 10001-2402	443,550.950	5.72%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	97,587.936	9.37%
	Citigroup Global Markets, Inc, 333 West 34th St 7th fl, New York, NY 10001-2402	57,208.034	5.49%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,463,160.390	18.77%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	1,701,560.010	9.22%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco CA 94104-4151	27,279.079	47.21%
	Strafe & Co FAO Edwin & Wilma Parker LLC Custody, PO Box 160, Westerville, OH 43086-0160	13,337.302	23.08%
	Strafe & Co FAO Edwin & Wilma Parker LLC Custody, PO Box 160, Westerville, OH 43086-0160	3,705.728	6.41%

	Class P
a	Allianz Global Investors of America LP., 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	456.204	100.00%

	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery St, San Francisco, CA 94104-4151	323,722.926	66.71%
a	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	134,145.950	27.65%

B-23

	Allianz RCM Global Resources Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	54,946.115	6.18%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	79,705.697	12.37%

	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	157,573.924	57.44%
b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	19,653.251	7.16%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr Suite 250, Newport Beach, CA 92660-4046	416.840	100.00%

	Institutional Class
a	Allianz Global Investors of America LP, 680 Newport Center Dr Suite 250, Newport Beach, CA 92660-4046	387,456.512	92.71%

	Allianz RCM Global Small-Cap Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	153,433.284	7.35%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	66,035.865	6.20%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	797,803.065	65.17%
b	National Financial Services Corp for Exclusive Benefit of Customers, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003	206,118.006	16.84%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	395.726	100.00%

	Institutional Class
a	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	310,446.367	41.81%
a	Northern Trust Co as Custodian UBS Financial Services Inc Master Investment Trust DV, PO Box 92994, Chicago, IL 60675-2994	250,892.085	33.79%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	74,412.088	10.02%

B-24

b	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center FL 11, Newark, NJ 07102-4000	38,324.659	5.16%

	Allianz RCM International Growth Equity Fund
	Administrative Class
	State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst, IL 60126-2655	1,856.959	14.92%
	State Street Bank & Trust Co Cust IRA Agnes O’Kelly IRA R/O, PO Box 3671, Pawleys Island, SC 29585-3671	1,582.490	12.72%
	James J Arsenault Patricia M Arsenault JT WROS, 377 Charles St, E Williston, NY 11596-2521	1,345.186	10.81%
	The Richard J Williams Family, Limited Partnership, 3425 7 LKS W, West End NC 2736-9316	1,244.672	10.00%
	Thomas Michael Gomez, Onnalee Anne Henneberry JT Wros, 2332 Massey LN, Decatur GA 30033-1221	1,141.573	9.17%
b	NFS For Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	1019.513	8.19
	State Street Bank & Trust Co Cust IRA Linda R. Hess, 17 Devonshire Dr SE, Rome, GA 30161-4062	970.504	7.8
	State Street Bank & Trust Co Cust IRA Nancy M. Morris, 4723 Shaddow Bnd, Dunwoody, GA 30338-4927	774.415	6.22
a	State Street Bank & Trust Co Cust Diane L. Rowley IRA, 2965 Baker Ridge Dr NW, Atlanta, GA 30318-7136	639.231	5.14%
	State Street Bank & Trust Co Cust William C Jenkins IRA, 2965 Baker Ridge Dr NW, Atlanta, GA 30318-7136	628.576	5.05%

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	131,942.896	8.81%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Fl, New York, NY 10001-2402	82,083.875	5.48%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	77,886.718	9.50%

B-25

	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	73,557.322	8.97%

	Class C	,
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	414,957.465	18.81%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	228,741.162	10.37%

	Class D
	Charles T French Catherine L French JT WROS, 3273 Lenape Dr, Dresher, PA 19025-1824	16,609.456	17.56%
b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	14,989.828	15.85%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, Jersey City, NJ 07311	11,780.568	12.46%
	NFS LLC FEBO Joel Van Dusen Lani Martin, C/O BK of America/J Van Dusen, 9 W 57th St, 24th Fl, New York, NY 10019	9,817.367	10.38%
	James J Gombas & Julie Therese Gombas JT WROS, 1453 Ambleside Cir, Naperville, IL 60540-0317	8,221.642	8.69%

	Institutional Class
a	Northern Trust Co as Custodian FBO UBS Financial Services Inc. Master Investment Trust DV, PO Box 92994, Chicago, IL 60675-2994	391,134.652	71.34%
	Central CA IBEW-NECA Pension Trust Fund Local #413, 100 Thomas Rd., Buellton, CA 93427-9668	74,591.992	13.60%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	55,832.209	10.18%

	Allianz RCM Large-Cap Growth Fund
	Administrative Class
a	Mercer Trust Company TTEE FBO Health Net Inc 401K Savings Plan, 1 Investors Way, Norwood, MA 02062-1599	945,557.019	63.25%
a	Mercer Trust Company TTEE FBO Pier 1 Associates 401K Plan, One Investors Way, Norwood, MA 02062-1599	412,418.114	27.59%

	Class A
a	New York Life Insurance Co, 169 Lackawanna Ave, Parsippany, NJ 07054	2,023,247.220	51.56%
b	Prudential Investment MGTS Service (FBO) Mutual Fund Clients, 100 Mulberry Street, Mailstop NJ 05-11-20 Newark, NJ 07102	811,155.285	20.67%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	250,115.847	6.37%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	52,505.819	9.16%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd fl, Jersey City, NJ 07311	51,167.574	8.92%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	30,104.298	5.25%

B-26

	Class C
a	Citigroup Global Markets Inc, 7th fl, 333 West 34th St, New York, NY 10001-2402	166,261.738	26.10%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	79,705.697	12.37%
	Morgan Stanley, Harborside Financial Center, Plaza 11, 3rd fl, Jersey City, NJ 07311	38,591.915	6.06%

	Class D
a,b	Prudential Investment MGTS Service (FBO) Mutual Fund Clients, 100 Mulberry Street, Mailstop NJ 05-11-20 Newark, NJ 07102	901,499.804	39.22%
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	610,464.197	25.56%
b	National Financial Services Corp for Exclusive Benefit of Customers, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003	487,188.178	21.19%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Dr., Suite 250, Newport Beach, CA 92660-4046	773.994	100.00%

	Class R
a	Counsel Trust FBO Etnyre International, Ltd. Profit Sharing and Retirement Savings, 1251 Waterfront Pl, Pittsburgh, PA 15222-4227	336,128.723	95.32%

	Institutional Class
	PIMS/Prudential Retirement as Nominee for the Trustee/ Cust Union Bank of California, 400 California St., Fl 10, San Francisco, CA 94104-1318	4,742,792.432	19.62%
	Mercer Trust Company TTEE FBO Nordstrom Inc., 1 Investors Way, Norwood, MA 02062-1599	4,172,039.264	17.26%
	The Northern Trust Co as TTEE FBO Nortel Networks 401K Trust, PO Box 92994, Chicago, IL 60675-0001	3,772,506.001	15.60%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	2,194,922.225	9.08%
b	New York Life Trust Co Client Acct, 169 Lackawanna Ave., Parsippany, NJ 07054-1007	1,546,873.728	6.40%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	1,486,128.670	6.15%

	Allianz RCM Mid-Cap Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	5,403.251	100.00%

	Class A
	UBATCO & CO, PO Box 82535, Lincoln, NE 68501-2535	72,068.006	6.23%
	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	68,117.662	5.89%

	Class B
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, Jersey City, NJ 07311	66,935.140	10.79%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	51,878.761	8.37%

B-27

	Class C
	UBS Financial Services Inc. FBO Securities Exchange Group Inc, PO Box 211376, Royal Palm Beach, FL 33421-1376	111,859.395	14.49%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	49,700.676	6.44%

	Class D
a	RBC Dain Rauscher FBO Trukan & Co (II), c/o The Trust Company of KS, PO Box 3699, Wichita, KS 67201-3699	196,067.416	71.99%
b	Charles Schwab & Co Inc Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	50,460.537	18.53%

	Class R
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	6,674.102	74.37%
	MG Trust Company Cust FBO Oakland Catholic Credit Union, 700 17th Street, Suite 300, Denver, CO 80202	1,419.686	15.82%
	Counsel Trust FBO Richard M. Tinkoff DDS SC 401K,The Times Building, 336 4th Avenue 5th fl Pittsburgh, PA 15222-2004	616.701	6.87%

	Institutional Class
a	Abbott Laboratories Annuity Retirement Trust Fund, 1 Abbott Park Rd, Abbott Park, Il 60064	8,575,489.711	36.09%
a	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	6,239,217.409	26.26%
	UBATCO & CO, c/o Union Bank & Trust, Attn Trust Operations, PO Box 82535, Lincoln, NE 68501-2535	3,060,002.147	12.88%
	Washington Meat Industry, UFCW Local 44, PO Box 547, Mt Vernon, WA 98273-0547	1,666,063.148	7.01%

	Allianz RCM Small-Cap Growth Fund
	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr, Ste 250, Newport Beach, CA 92660-4046	701.754	100.00%

	Institutional Class
a	Wells Fargo Bank NA FBO Sun Microsystems Inc. US Defer Comp, P.O. Box 1533, Minneapolis, MN 55480-1533	266,962.055	52.70%
a	Allianz Global Investors of America LP, 680 Newport Center Dr, Ste 250, Newport Beach, CA 92660-4046	212,851.887	42.02%
	Minnesota Life, 401 Robert Street North, Mailstation A6-5317, Saint Paul, MN 55101-2005	26077.409	5.15
	Allianz RCM Strategic Growth Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	686.060	100.00%

	Class A
a	Pershing LLC, P.O.Box 2052, Jersey City, NJ 07303-2052	39,855.184	28.88%
	First Clearing LLC, Robert A Fabiszewski LV Trust 600 Bell LN Maple Glen PA 19002	8,457.567	6.13%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	8,357.596	6.06%

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	10,297.728	26.29%

B-28

	First Clearing LLC, James N. Canonica, 4 Stoney Hill Lane, Mount Laurel NJ 08054-2903	5,112.553	13.05%
	LPL Financial, 9785 Towne Centre Drive, San Diego, CA 92121-1968	2,990.897	7.63%
	Pershing LLC, P.O.Box 2052, Jersey City, NJ 07303-2052	2,717.752	6.94%
	Pershing LLC, P.O.Box 2052, Jersey City, NJ 07303-2052	2,122.712	5.42%
	First Clearing LLC, Thomas Guidice, 8816 Ridge Avenue, apt. 18, Philadelphia, PA 19128-2032	2,085.723	5.32%

	Class D
a	Jean M Reiche TTEE, Reiche Family Trust, U/A DTD 03-02-1998, 843 Via Campobello, Santa Barbara CA 93111-1225	2,066.397	49.82%
	Allianz Global Investors of America LP, 680 Newport Center Dr, Suite 250, Newport Beach, CA 92660	686.115	16.54%
b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	356.527	8.60%
	NFS LLC FEBO Linh D Dao, Priscilla D Le, 9832 NW Thompson RD, Portland OR 97229	342.373	8.25%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	652.742	100.00%

	Institutional Class
a	Allianz Global Investors of America L.P., 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	205,794.659	100.00%

	Allianz RCM Technology Fund
	Administrative Class
a	State Street Bank & Trust as TTEE FBO Adventist Healthcare Retirement Plan, 105 Rosemont Rd, Westwood, MA 02090-2318	572,008.592	74.21%
b	NFS For Exclusive Benefit of Its Customer, 200 Liberty St., New York, NY 10281-1003	144,981.041	18.81%

	Class A
	John Hancock Life Insurance Co USA, RPS SEG Funds & Accounting, 601 Congress St, Boston MA 02210-2804	1,888,595.580	19.08%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,081,734.610	10.93%

	Class B
	Citigroup Global Markets, Inc, 7th fl, 333 W. 34th St, New York, NY 10001-2402	75,229.735	10.62%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	57,805.505	8.16%

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	525,052.717	14.21%
	Citigroup Global Markets, Inc, 333 West 34th St, New York, NY 10001-2402	493,280.655	13.35%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	2,362,511.660	50.13%
b	National Financial Services Corp for Exclusive Benefit of Customers, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003	968,470.076	20.55%

B-29

	The Vanguard Fiduciary Trust, Dresdner RCM Global Fund, Outside Funds, P.O.Box 2600, Valley Forge, PA 19482-1003	389,591.778	8.27%

	Class P
a	Allianz Global Investors of America LP, 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	235.793	100.00%

	Institutional Class
	State Street Bank & Trust Co., TTEE FBO Sun Microsystems Inc Tax Deferred Retirement Sav Plan 401(k) Plan, 105 Rosemont Rd., Westwood, MA 02090-2318	1,602,251.044	18.50%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	1,455,713.433	16.81%
	Northern Trust Co TTEE FBO Harris Corp Master Trust Plan, PO Box 92994, Chicago, IL 60675-0001	927,084.386	10.70%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	861,029.041	9.94%
	State Street Bank & Trust as TTEE for Southern California Edison Co Stock Savings Plus Plan, 105 Rosemont Rd, Westwood, MA 02090-2318	797,963.462	9.21%
	T Rowe Price Retirement Plan Services Inc FBO National Grid USA, 4515 Painters Mill Rd, Owings Mills, MD 21117-4903	679,043.296	7.84%

	Allianz RCM Wellness Fund
	Class A
	Cathy Lynn Springer Revocable Living Trust Dtd 3/31/04, 2244 Sheffield St, Kingsport, TN 37660-4724	46,005.181	11.25%
	Great-West Life & Annuity Insurance Company, 8515 E Orchard Rd, Englewood, CO 80111	23,271.069	5.69%

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	14,113.240	6.73%
	Morgan Stanley & Co. Harborside Financial Center, Plaza II, 3rd Fl., Jersey City, NJ 07311	12,944.883	6.17%

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	63,287.406	27.80%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2402	14,576.842	6.40%
	Cemcon Ltd 401K Savings Plan, 2280 White Oak Cir Ste 100, Aurora, Il 60504-9675	11,975.514	5.11%

	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	1,287,724.500	59.68%
b	National Financial Services for the Benefit of Customer, 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003	436,873.008	20.25%

B-30

APPENDIX C

ALLIANZ FUNDS (THE “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Revision History

Allianz Funds

Proxy Voting Policy

Log of Changes Since October 2004 Compliance Date of Rule 38a-1

•	October 4, 2006

•	September 17, 2008

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Allianz Funds which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Appendix B

RCM Capital Management LLC (“RCM”)

Description of Proxy Voting Policy and Procedures

In cases where RCM has authority to vote its clients’ proxies, such proxies are voted in a manner consistent with its clients’ best interests. RCM’s primary objectives are to honor its fiduciary duties to its clients and vote with regard to enhancing shareholder wealth and voting power.

Written proxy policies and procedures (the “Proxy Guidelines”) have been established by RCM’s Proxy Committee, which includes investment, compliance and operations personnel. The Proxy Guidelines are reasonably designed to ensure that RCM is voting in the best interest of its clients. The Proxy Guidelines reflect RCM’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, and changes to a portfolio company’s capital structure and corporate governance. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Most issues will require a case-by-case analysis.

RCM reviews the proxy statement, third-party proxy research provided by Institutional Shareholder Services (a proxy voting service) and other information it believes relevant when determining how to vote a proxy in accordance with its Proxy Guidelines. If the Proxy Guidelines do not address a particular voting issue, RCM’s Proxy Specialist will consult the analyst who covers the security or the Proxy Committee to determine how to vote the proxy. The Proxy Committee meets annually to review the Proxy Guidelines and determine whether any revisions are appropriate.

RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, or 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a reasonable-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the potential negative effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. For voting issues that may have a material impact on the investment, and if RCM believes the client account holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. RCM believes that these circumstances will be rare.

Conflicts of Interest. RCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Committee is responsible for analyzing potential conflicts of interest and determining how they should be addressed. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

Nicholas-Applegate Capital Management LLC (“NACM”)

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

NACM advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NACM will request that clients notify NACM in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NACM will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NACM will use reasonable efforts to request the client recall the loaned securities for voting if NACM has knowledge that the proxy involves a material event (as determined by NACM) effecting the loaned securities in time to recall and vote the loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of NACM and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

NFJ Investment Group (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

NFJ advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a material event (as determined by NFJ) effecting the loaned securities in time to recall and vote the loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Oppenheimer Capital LLC (“OpCap”)

Description of Proxy Voting Policy and Procedures

OpCap typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, OpCap has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, OpCap’s primary objective is to make voting decisions solely in the best economic interests of its clients. OpCap will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

OpCap has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect its general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, OpCap generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.

OpCap has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in OpCap’s handling of proxy voting responsibilities.

OpCap’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. OpCap may have conflicts of interest that can affect how it votes its client’s proxies. For example, OpCap may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between OpCap and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

The Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and OpCap’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. The Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, OpCap may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, OpCap may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, OpCap may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, OpCap may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on its ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions, or (vii) shares subject to share blocking restrictions. Such proxies are voted on a best-efforts basis.

OpCap advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. OpCap will request that clients notify OpCap in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, OpCap will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, OpCap will use reasonable efforts to request that the client recall the loaned securities for voting if OpCap has knowledge that the proxy involves a Material Event (as determined by OpCap ) effecting the loaned securities in time to recall and vote the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. The Company may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of the Company and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Cadence Capital Management LLC (“Cadence”)

Description of Proxy Voting Policy and Procedures

Cadence typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, Cadence’s primary objective is to make voting decisions solely in the best interests of its clients. Cadence will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Cadence has adopted the written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) of its proxy voting service, Institutional Shareholder Services (“ISS”), as they are amended by ISS from time to time. The Proxy Guidelines reflect Cadence’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, each Company generally votes against proposals to require a supermajority shareholder vote and against proposals that expressly permit the repricing of stock options without prior shareholder approval. Some matters will require a case-by-case analysis. Cadence may from time to time instruct ISS to vote in a manner that is inconsistent with the ISS Proxy Guidelines if Cadence believes that doing so is in the best interest of the relevant client(s) or consistent with the client’s wishes.

Cadence may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. Cadence may refrain from voting a proxy on behalf of its clients’ accounts after an analysis of the relative costs and benefits or due to logistical considerations that may have a detrimental effect on Cadence’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Cadence advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. Cadence will request that clients notify Cadence in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, Cadence will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, Cadence will use reasonable efforts to request the client recall the loaned securities for voting if Cadence has knowledge that the proxy involves a material event (as determined by Cadence) effecting the loaned securities in time to recall and vote loaned securities.

The ability to timely recall shares for proxy voting purposes is not within the control of Cadence and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Conflicts of Interest. Cadence may have conflicts of interest that can affect how it votes its clients’ proxies. For example, Cadence or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which Cadence votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, Cadence’s proxy voting committee will be responsible for determining how the Company resolves such material conflicts of interest with its clients.

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

(As of March 14, 2007)

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the

D-1

candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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APPENDIX E

The following is a brief summary of the principal investments and strategies and principal risks of each of the Underlying Funds in which the AGI Multi-Style Fund may invest. Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds while other Underlying Funds invest primarily in fixed income securities (including money market instruments) and are called Underlying Bond Funds. The summaries are based solely on information contained in the Institutional Class prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust, Allianz Funds Multi-Strategy Trust and PIMCO Funds and the Statements of Additional Information of Allianz Funds Multi-Strategy Trust, Allianz RCM Global EcoTrends SM Fund and PIMCO Funds for the most current information regarding the Underlying Funds. A description of the principal risks of investing in each Underlying Fund can be found in the “Summary of Principal Risks” section of the relevant prospectus.

Allianz Global Investors Value Fund	Ticker Symbols:

PDLIX (Inst. Class)

PVLAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization stocks	Approximate Primary Capitalization Range Market Capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $10.0 billion as of September 30, 2008). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “OCC Value Fund,” and was previously sub-advised by Oppenheimer Capital LLC. In September 2008, the Board of Trustees approved the merger of the Fund into NFJ Large-Cap Value Fund, subject to a number of conditions including shareholder approval by the Fund. The merger is expected to be consummated sometime in the first quarter of 2009, although it may be delayed.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Derivatives Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

CCM Capital Appreciation Fund	Ticker Symbols:

PAPIX (Inst. Class)

PICAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks growth of capital	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $3 billion or more

	Average Number of Holdings 75-95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Liquidity Risk • Management Risk	• REIT Risk • Turnover Risk

CCM Emerging Companies Fund	Ticker Symbols:

PMCIX (Inst. Class)

PMGAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index

	Average Number of Holdings 75-120	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index ($3.8 billion as of September 30, 2008)) that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

The portfolio management team defines “emerging companies” as companies which it believes have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, in making investment decisions for the Fund, the portfolio management team primarily considers U.S. companies with smaller market capitalizations, as described above. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then subjects the most attractively ranked companies in the universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability, and normally selects individual stocks for the Fund from among the smaller capitalization companies identified in this analysis. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when the company has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. The Fund expects to invest a substantial portion of its assets in the securities of companies with smaller market capitalizations, as described above, and may invest in securities issued in initial public offerings (IPOs).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may utilize stock index futures contracts. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund is not currently open to new investors. See “Investment Options—Institutional Class and Administrative Class Shares—Disclosure Relating to the CCM Emerging Companies Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT Risk • Turnover Risk
• Issuer Risk
• Equity Securities Risk
• Smaller Company Risk
• Credit Risk

CCM Focused Growth Fund	Ticker Symbols:

AFGIX (Inst. Class)

ALADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital	Fund Focus Common stocks of companies in the Russell 1000 Growth Index	Approximate Primary Capitalization Range $100 million or more

	Average Number of Holdings 35-45	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the changes in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

In selecting securities for the Fund’s portfolio, the portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk
• Issuer Risk
• Equity Securities Risk
• Smaller Company Risk

CCM Mid-Cap Fund	Ticker Symbols:

PMGIX (Inst. Class)

PMCGX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks growth of capital	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Same as the Russell Mid-Cap Index

	Average Number of Holdings 75-95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $45 million and $20.3 billion as of September 30, 2008).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or it an alternative investment is deemed more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Smaller Company Risk	• Management Risk
• Issuer Risk	• Credit Risk	• REIT Risk
• Equity Securities Risk	• Liquidity Risk	• Turnover Risk

NACM Emerging Markets Opportunities Fund	Ticker Symbols:
AOTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Emerging market stocks	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stocks	Average Number of Holdings 100-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may also invest in other equity securities, such as preferred stocks, convertible securities and warrants, and in equity-related instruments and fixed income securities. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers’ “emerging markets systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

NACM Global Fund	Ticker Symbols:

NGOIX (Inst. Class)

NGAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. companies	Approximate Primary Capitalization Range All capitalizations

Fund Category Global Stocks	Approximate Number of Holdings 50–100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per -share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk

NACM Growth Fund	Ticker Symbols:

NGFIX (Inst. Class)

NGFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range Same as the Russell 1000 Growth Index

Fund Category Growth Stocks	Average Number of Holdings 50-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities in the Russell 1000 Growth Index. The Fund normally invests primarily in large capitalization equity securities, which it defines as equity securities of companies with market capitalizations of at least $5 billion at the time of purchase.

The Fund’s portfolio managers attempt to identify the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk

NACM Income & Growth Fund	Ticker Symbols:

AZNIX (Institutional Class)

Principal Investments and Strategies

Investment Objective Seeks total return comprised of current income, current gains and capital appreciation	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities	Approximate Primary Capitalization Range All Capitalizations

Fund Category Income & Equity	Average Number of Holdings 100-300	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund’s debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging market securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security’s characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund’s assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the extent of the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund.” The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Convertible Securities Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• High Yield Risk	• Currency Risk	• Management Risk
• Equity Securities Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• Focused Investment Risk	• Turnover Risk
• Derivatives Risk	• Interest Rate Risk

NACM International Fund	Ticker Symbols:

NAISX (Inst. Class)

ANCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stocks	Approximate Number of Holdings 100–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in non-U.S. securities.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk

NACM Mid-Cap Growth Fund	Ticker Symbols:

ANMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index

Fund Category Growth Stocks	Approximate Number of Holdings 80-100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $45 million and $20.3 billion as of September 30, 2008).

The portfolio managers use a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively managed stock selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for stocks in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk
• Smaller Company Risk

NACM Pacific Rim Fund	Ticker Symbols:
NAPRX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital	Fund Focus Equity securities of Pacific Rim companies	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stocks	Approximate Number of Holdings 75-125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio manager currently considers the following to be Pacific Rim countries: Australia, China, Hong Kong, Indian Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio manager allocates the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio manager believes there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio manager believes will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

NFJ All-Cap Value Fund	Ticker Symbols:
PNFIX (Inst. Class) PNCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued common stocks in a broad range of capitalizations	Approximate Primary Capitalization Range All capitalizations

Fund Category Value Stocks	Approximate Number of Holdings 35-50	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• Focused Investment Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

NFJ Dividend Value Fund	Ticker Symbols:
NFJEX (Inst. Class)
ANDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Income producing common stocks with potential for capital appreciation	Approximate Primary Capitalization Range Greater than $3.5 billion

	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends. Under normal conditions, the Fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the stocks selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk
• Currency Risk

NFJ International Value Fund	Ticker Symbols:
ANJIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion

	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on equity securities of companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Liquidity Risk
• Issuer Risk	• Credit Risk	• Management Risk
• Equity Securities Risk	• Currency Risk	• Turnover Risk
• Non-U.S. Investment Risk	• Derivatives Risk
• Emerging Markets Risk	• Leveraging Risk

NFJ Large-Cap Value Fund	Ticker Symbols:
ANVIX (Inst. Class)
ALNFX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued large capitalization common stocks	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $10.0 billion as of September 30, 2008). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk

NFJ Mid-Cap Value Fund	Ticker Symbols:
ANIVX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued medium capitalization common stocks	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets

	Average Number of Holdings 35-50	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $2.0 billion and $17.3 billion as of September 30, 2008). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities. North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/ Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• Focused Investment Risk	• REIT Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

NFJ Small-Cap Value Fund	Ticker Symbols:
PSVIX (Inst. Class)
PVADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued small capitalization common stocks	Approximate Primary Capitalization Range Between $100 million and $3.5 billion

	Approximate Number of Holdings 100–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts ( REITs ) and non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 stocks for the Fund. The portfolio managers consider selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Emerging Markets Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• Focused Investment Risk	• REIT Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

OCC Equity Premium Strategy Fund	Ticker Symbols:
PMEIX (Inst. Class)
PGOIX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and current income	Fund Focus Large capitalization common stocks; written call options	Approximate Primary Capitalization Range Greater than $5 billion

	Average Number of Holdings 40-80	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs) (the “Option Strategy”). The value of the securities underlying the options written by the Fund ordinarily ranges from between 50% to 90% of the Fund’s net asset value. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet fully reflected in the current stock price, and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management, and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive. Options are typically held until expiration though may be closed out earlier in certain circumstances (e.g., the underlying stock is sold, the option becomes worthless or the option needs to be restructured).

The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Liquidity Risk
• Issuer Risk	• Currency Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Derivatives Risk	• Leveraging Risk	• Turnover Risk

OCC Growth Fund	Ticker Symbols:
PGFIX (Inst. Class)
PGFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital; income is an incidental consideration	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $5 billion or more

	Average Number of Holdings 40-60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a stock if the portfolio managers believe that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Non-U.S. Investment Risk
• Issuer Risk	• Focused Investment Risk	• REIT Risk
• Equity Securities Risk	• Leveraging Risk	• Turnover Risk
• Credit Risk	• Liquidity Risk
• Currency Risk	• Management Risk

OCC Opportunity Fund	Ticker Symbols:
POFIX (Inst. Class)
POADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Less than $2 billion

	Average Number of Holdings 70-110	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through proprietary research, the portfolio managers search for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio managers generally begin with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio managers may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

OCC Renaissance Fund	Ticker Symbols:
PRNIX (Inst. Class)
PRAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued stocks with improving business fundamentals	Approximate Primary Capitalization Range All capitalizations

	Average Number of Holdings 50–100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $15 billion, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash-flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers may look to sell a stock when they believe that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

OCC Target Fund	Ticker Symbols:
PFTIX (Inst. Class)
PTADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Between $1 billion and $10 billion

	Average Number of Holdings Up to 100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs) and in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• REIT Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

RCM Global Resources Fund	Ticker Symbols:

RGLIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non- U.S. natural resources companies	Approximate Primary Capitalization Range All capitalizations

	Approximate Number of Holdings 25–75	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least eight countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

RCM Global Small-Cap Fund

Ticker Symbols:

DGSCX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities	Approximate Primary Capitalization Range Weighted-average market capitalization between 50% and 200% of the weighted average market capitalization of the MSCI World Small-Cap Index

	Approximate Number of Holdings 75–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2008 would permit the Fund to maintain a weighted-average market capitalization ranging from $837 million to $3.4 billion. The Fund invests in companies organized or headquartered in at least eight different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector, as well as in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Leveraging Risk
• Equity Securities Risk	• Currency Risk	• Liquidity Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Management Risk
• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

RCM International Growth Equity Fund

Ticker Symbols:

DRIEX (Inst. Class)

RAIAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide	Approximate Primary Capitalization Range In excess of $1 billion

	Approximate Number of Holdings 50–115	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1 billion. No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk
• Issuer Risk	• Credit Risk	• Liquidity Risk
• Equity Securities Risk	• Currency Risk	• Management Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Turnover Risk
• Emerging Markets Risk	• Focused Investment Risk

RCM Large-Cap Growth Fund

Ticker Symbols:

DRLCX (Inst. Class)

DLGAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range $5 billion or more

	Average Number of Holdings 45-85	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• Leveraging Risk	• Turnover Risk

RCM Mid-Cap Fund

Ticker Symbols:

DRMCX (Inst. Class)

DRMAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Small to medium capitalization equity securities	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index

	Average Number of Holdings 85-125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The Fund currently defines medium sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $45 million and $20.3 billion as of September 30, 2008). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. Under normal circumstances, the Fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities. The Fund may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are: (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Liquidity Risk
• Issuer Risk	• Derivatives Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk
• Credit Risk	• Leveraging Risk

RCM Small-Cap Growth Fund	Ticker Symbols: ARCIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities

Approximate Primary

Capitalization Range

Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index

	Average Number of Holdings 75-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations (which the portfolio managers currently define as companies with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P SmallCap 600 Index ($3.0 billion as of September 30, 2008) and the Russell 2000 Index ($3.8 billion as of September 30, 2008)). The Fund may invest up to 15% of its assets in non-U.S. securities, including emerging markets securities. The Fund may purchase securities in initial public offerings (IPOs). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors. The portfolio managers seek to create an investment portfolio of growth stocks across major industry groups.

The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• IPO Risk	• Turnover Risk

RCM Strategic Growth Fund	Ticker Symbols: ANRIX (Inst. Class) ANRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks capital appreciation	Fund Focus Equity and equity-related instruments and derivatives	Approximate Primary Capitalization Range All capitalizations

	Average Number of Holdings 40-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations. As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or healthcare. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers employ fundamental research tools and the GrassrootsSM research described below, in an attempt to maximize market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services and/or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. In particular, the Fund intends to purchase call options on securities whose prices the portfolio managers believe will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), as well as call options on indices and exchange-traded funds. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices, currencies and other assets. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by RCM Strategic Growth Fund.”

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique, and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Derivatives Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Smaller Company Risk	• IPO Risk	• Turnover Risk

RCM Technology Fund	Ticker Symbols: DRGTX (Inst. Class) DGTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies	Approximate Primary Capitalization Range Greater than $500 million

	Approximate Number of Holdings 30-120	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Fund normally invests in companies organized or headquartered in at least three different countries and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk. The Fund may invest a substantial portion of assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products or services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identity those regions and individual countries that are believed are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio managers believe will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options) as well as call options on indices and exchange-traded funds. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may invest in equity-related instruments. The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Currency Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• IPO Risk	• Turnover Risk

NACM Global Equity 130/30 Fund	Ticker Symbols: AGEIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Long and short positions in equity securities of companies worldwide	Approximate Primary Capitalization Range All Capitalizations

Fund Category Alternative Strategies	Approximate Number of Holdings 60-130 long positions 40-70 short positions	Dividend Frequency At least annually

The Fund seeks to achieve its investment objectives by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and equity-related securities or equivalents. The Fund invests in a portfolio of securities that is tied economically to a number of different countries throughout the world, one of which may be the United States. Under normal circumstances, the Fund will invest a significant amount of its assets in non-U.S securities and non-U.S. currencies, and may invest without limit in emerging markets. The Fund will normally hold long positions in securities with an aggregate value of approximately 130% of its net assets and will establish short positions in securities with a market value of approximately 30% of its net assets. However, long and short positions held by the Fund may vary over time as market opportunities develop. The Fund intends to reinvest the proceeds of its short sales by taking additional long positions, which will allow the Fund to maintain long positions in excess of 100% of its net assets.

In pursuing its investment objective the Fund seeks to capitalize on change by using fundamental research to identify both long and short investment opportunities that provide a diversified exposure to a broad range of U.S. and non-U.S. companies. When the Fund takes a long position, it purchases stock outright. The Fund will take long positions in companies that the portfolio managers expect to exceed market expectations for earnings growth, regardless of country, industry or market capitalization. The intended result is a long portfolio with greater than average growth rates, including companies for which the market has underestimated growth potential. When the Fund takes a short position it sells stock it does not own and settles the sale by borrowing the stock from a lender. Short investments are made in companies where negative change is anticipated, on an absolute or relative basis, or to reduce risk in the portfolio. The portfolio managers consider any company with these characteristics regardless of country, industry or market capitalization.

In analyzing specific companies for possible investment, the portfolio managers implement a bottom-up, growth-oriented investment process by focusing on three primary criteria: positive change (or in the case of possible short positions, negative change) in fundamentals, sustainability (i.e., longevity of the changing fundamentals), and timeliness (i.e., belief that the market will soon respond to the trend). The portfolio managers consider whether to close a particular position when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate of 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Emerging Markets Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Leveraging Risk
• Equity Securities Risk	• Currency Risk	• Liquidity Risk
• Short Selling Risk	• Derivatives Risk	• Management Risk
• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk
• Turnover Risk

RCM All Horizons Fund	Ticker Symbols:

ARHIX (Inst. Class)

Principal Investments and Strategies

Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Seeks long-term capital appreciation	Equity securities of companies worldwide	All Capitalizations

Fund Category	Approximate Number of Holdings	Dividend Frequency
Global Stocks	20-45	At least annually
The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related securities or equivalents that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund’s portfolio managers are not constrained by geographic, capitalization or company limitations. The Fund may invest without limit in emerging markets. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select investments on a bottom-up basis from within the global universe, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. In analyzing specific companies for possible investment, the portfolio manager may consider as appropriate the economic and political environment for the region in which the company is located. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. The Fund will typically not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. Separate from its strategy of holding cash prior to reinvestment, the Fund may deviate from its principal strategies in response to unfavorable market and other conditions, by making temporary investments of most or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

In selecting investments, the portfolio managers may seek the input of the firm’s global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

While the Fund typically seeks long-term capital appreciation without relying on leverage or short selling, it may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk
• Issuer Risk	• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Derivatives Risk	• Management Risk
• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk
• Emerging Markets Risk	• IPO Risk	• Turnover Risk

RCM Disciplined Equity Fund	Ticker Symbols:
ARDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. companies	Approximate Primary Capitalization Range Greater than $1.5 Billion

Fund Category	Approximate Number of Holdings	Dividend Frequency
Blend Stocks	50–80	At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related securities or equivalents. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). The Fund may invest in initial public offerings (IPOs) and in securities of companies with smaller market capitalization.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk
• Issuer Risk	• Emerging Markets Risk	• Management Risk
• Equity Securities Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Risk	• IPO Risk	• Smaller Company Risk
• Currency Risk	• Leveraging Risk	• Turnover Risk

RCM Global EcoTrendsSM Fund	Ticker Symbols:
AECIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors	Approximate Primary Capitalization Range All capitalizations

Fund Category	Approximate Number of Holdings	Dividend Frequency
Sector-Related Stocks	50–80	At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. See “Characteristics and Risks of Securities and Investment Techniques—Concentration in Eco-Sectors.”

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). Under normal circumstances, the Fund invests at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). See “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.” The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

In selecting investments for the Fund, the portfolio managers apply a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark. The portfolio managers determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

In addition to traditional research activities, the portfolio managers utilize a proprietary global market research network, known as GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Eco-Sectors Related Risk	• IPO Risk
• Issuer Risk	• Credit Risk	• Leveraging Risk
• Equity Securities Risk	• Currency Risk	• Liquidity Risk
• Non-U.S. Investment Risk	• Derivatives Risk	• Management Risk
• Focused Investment Risk	• Emerging Markets Risk	• Smaller Company Risk
• Turnover Risk

RCM Global Water Fund	Ticker Symbols:
AWTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations

Fund Category	Approximate Number of Holdings	Dividend Frequency
Sector-Related Stocks	25–50	At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Characteristics and Risks of Securities and Investment Techniques—Investments in the Water-Related Resources Sector” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Focused Investment Risk • Water-Related Risk	• Credit Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

RCM International Opportunities Fund	Ticker Symbols:
AMOIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stocks	Approximate Number of Holdings 40–80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the United States, and the Fund normally has exposure to at least 5 countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up, company specific basis from within the broad universe of investments. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. The portfolio manager may also consider, as appropriate, the economic and political environment for the region in which the company is located.

In selecting investments, the portfolio managers may seek the input of the firm’s global research analysts located worldwide in offices in Frankfurt, London, Tokyo, Hong Kong and San Francisco. In addition to traditional research activities, the portfolio manager uses RCM’s GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. While the Fund may hedge its exposure to foreign currencies, the portfolio managers typically do not engage in active management of currency exposure. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first Five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols:
PCRIX (Inst. Class)
PCRRX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may concentrate its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Derivatives Risk	• Currency Risk
• Credit Risk	• Commodity Risk	• Issuer Non-Diversification Risk
• High Yield Risk	• Equity Risk	• Leveraging Risk
• Market Risk	• Mortgage-Related and Other Asset-Backed Risk	• Management Risk
• Issuer Risk	• Foreign (Non-U.S.) Investment Risk	• Tax Risk
• Liquidity Risk	• Emerging Markets Risk	• Subsidiary Risk
• Short Sale Risk

PIMCO Convertible Fund	Ticker Symbols:
PFCIX (Inst. Class)
PFCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities	Credit Quality Max 20% of total assets below B

	Average Portfolio Duration N/A	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk
• Credit Risk	• Derivatives Risk	• Leveraging Risk
• High Yield Risk	• Equity Risk	• Smaller Company Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk
• Issuer Risk	• Emerging Markets Risk	• Short Sale Risk

PIMCO Developing Local Markets Fund	Ticker Symbols:
PLMIX (Inst. Class)
PDEVX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries	Credit Quality Maximum 15% of total assets below B
	Average Portfolio Duration ≤ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Equity Risk	• Issuer Non-Diversification Risk
• Market Risk	• Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk
• Issuer Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk
• Liquidity Risk	• Emerging Markets Risk	• Short Sale Risk

PIMCO Diversified Income Fund	Ticker Symbols:
PDIIX (Inst. Class)
PDAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments	Credit Quality Maximum 10% of total assets below B

	Average Portfolio Duration 3-8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. -dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Equity Risk	• Leveraging Risk
• Market Risk	• Mortgage-Related and Other Asset-Backed Risk	• Management Risk
• Issuer Risk	• Foreign (Non-U.S.) Investment Risk	• Short Sale Risk

PIMCO Emerging Markets Bond Fund	Ticker Symbols:
PEBIX (Inst. Class)
PEBAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments	Credit Quality Maximum 15% of total assets below B

	Average Portfolio Duration ≤ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Equity Risk	• Issuer Non-Diversification Risk
• Market Risk	• Mortgage-Related and Other Asset- Backed Risk	• Leveraging Risk
• Issuer Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk • Short Sale Risk

PIMCO European StocksPLUS® TR Strategy Fund	Ticker Symbols:
PESIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus European equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in European equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the European Blue Chip 50 Index (Hedged USD) (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is a capitalization-weighted index of 50 European blue-chips stocks from those countries participating in the EMU (European Monetary Union). The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in European equities or European equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Equity Risk	• Issuer Non-Diversification Risk
• Market Risk	• Mortgage-Related and Other Asset- Backed Risk	• Leveraging Risk
• Issuer Risk	• Foreign (Non-U.S.) Investment Risk	• Management Risk
	• European Specific Risk	• Short Sale Risk

PIMCO Extended Duration Fund	Ticker Symbols:
PEDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2008 was 24.60 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security . The Fund may also invest up to 10% of its total assets in preferred stocks.

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Principal Risks

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Equity Risk	• Leveraging Risk
• Market Risk	• Mortgage-Related and Other Asset- Backed Risk	• Management Risk
• Issuer Risk	• Foreign (Non-U.S.)Investment Risk	• Short Sale Risk

PIMCO Far East (ex-Japan) StocksPLUS® TR Strategy Fund	Ticker Symbols:
PEJIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Far Eastern (excluding Japan) equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in Far Eastern (excluding Japan) equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the Morgan Stanley Capital International All Country Far East (Ex-Japan), hedged to U.S. dollars, Index (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses equity derivatives instead of stocks to attempt to approximate the performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Index derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of small capitalization issuers located throughout the Far East excluding Japan represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in Far Eastern (excluding Japan) equities or Far Eastern (excluding Japan) equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries and may invest in emerging market equity securities up to the approximate weightings in the Fund’s index. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk • Far Eastern (excluding Japan) Specific Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Floating Income Fund	Ticker Symbols:

PFIIX (Inst. Class)

PFTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate Fixed Income Instruments and their economic equivalents	Credit Quality Caa to Aaa; maximum 10% of total assets of total assets below B

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. -dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:

PFORX (Inst. Class)

PFRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2008 was 6.53 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols:

PFUIX (Inst. Class)

PFUUX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, which as of June 30, 2008 was 6.53 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM Fund	Ticker Symbols:

PFPIX (Inst. Class)

PFPAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the FTSE RAFI 1000 Index	Fund Focus Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI™ 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI™ 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI™ 1000”), backed by a portfolio of short-term Fixed Income Instruments. The Index and Enhanced RAFI™ 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI™ 1000 derivatives in addition to or in place of Enhanced RAFI™ 1000 stocks to attempt to equal or exceed the performance of the Index. The values of Enhanced RAFI™ 1000 derivatives should closely track changes in the value of Enhanced RAFI™ 1000. However, Enhanced RAFI™ 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI™ 1000 is a performance recalibrated version of the Index that incorporates additional factors including, but not limited to, the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI™ 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI™ 1000 derivatives or Enhanced RAFI™ 1000 stocks even when Enhanced RAFI™ 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI™ 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI™ 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI™ 1000 derivatives by providing model portfolios of Enhanced RAFI™ 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Fund. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000.

Though the Fund does not normally invest directly in Enhanced RAFI™ 1000 securities, when Enhanced RAFI™ 1000 derivatives appear to be overvalued relative to Enhanced RAFI™ 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI™ 1000 stocks. In the alternative, the Fund may invest all of its assets in a “basket” of Index stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Enhanced RAFI™ 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI™ 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM TR Fund	Ticker Symbols:

PXTIX (Inst. Class)

PXTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the FTSE RAFI 1000 Index	Fund Focus Enhanced RAFI™ 1000 derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI™ 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI™ 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI™ 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI™ 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI™ 1000 derivatives in addition to or in place of Enhanced RAFI™ 1000 stocks to attempt to equal or exceed the performance of the Index. The values of Enhanced RAFI™ 1000 derivatives should closely track changes in the value of Enhanced RAFI™ 1000. However, Enhanced RAFI™ 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI™ 1000 is a performance recalibrated version of the Index that incorporates additional factors including, but not limited to, the quality of corporate earnings, the risk of financial distress, and the quality of corporate governance/accounting practices, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI™ 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI™ 1000 derivatives or Enhanced RAFI™ 1000 stocks even when Enhanced RAFI™ 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI™ 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI™ 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI™ 1000 derivatives by providing model portfolios of Enhanced RAFI™ 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Fund. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000.

Though the Fund does not normally invest directly in Enhanced RAFI™ 1000 securities, when Enhanced RAFI™ 1000 derivatives appear to be overvalued relative to Enhanced RAFI™ 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI™ 1000 stocks. In the alternative, the Fund may invest all of its assets in a “basket” of Index stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Enhanced RAFI™ 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI™ 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:

PGBIX (Inst. Class)

PGDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. Investments in instruments that are economically tied to foreign (non-U.S.) countries will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JP Morgan GBI Global Hedged in USD, which as of June 30, 2008 was 6.28 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (Unhedged)	Ticker Symbols:

PIGLX (Inst. Class)

PADMX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. Investments in instruments that are economically tied to foreign (non-U.S.) countries will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Unhedged in USD, which as of June 30, 2008 was 6.28 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO GNMA Fund	Ticker Symbols:

PDMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related fixed income securities	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO High Yield Fund	Ticker Symbols:

PHIYX (Inst. Class)

PHYAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities	Credit Quality Caa to Aaa; minimum 80% of assets below Baa subject to maximum 5% of total assets rated Caa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2008 was 4.58 years. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbols:

PISIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia, and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PIGIX (Inst. Class) PGCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Credit Investment Grade Index, which as of June 30, 2008 was 6.17 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Japanese StocksPLUS® TR Strategy Fund	Ticker Symbols: PJSIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Japanese equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in Japanese equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the MSCI Japan Index, hedged to U.S. dollars (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, equity derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is a free float-adjusted market capitalization that is designed to measure equity market performance in Japan represented in U.S. dollars on a hedged basis. These stocks are representative of Japanese companies that are available to investors worldwide. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in Japanese equities or Japanese equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk • Japanese Specific Risk	• Emerging Markets Risk
• Credit Risk		• Currency Risk
• High Yield Risk		• Issuer Non-Diversification Risk
• Market Risk		• Leveraging Risk
• Issuer Risk		• Management Risk
• Short Sale Risk

PIMCO Long Duration Total Return Fund	Ticker Symbols: PLRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Long Term Government /Credit Index, which as of June 30, 2008 was 11.13 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.)Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class) PLGBX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities	Credit Quality A to Aaa

	Average Portfolio Duration > 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Issuer Risk	• Leveraging Risk
• Credit Risk	• Derivatives Risk	• Management Risk
• Market Risk	• Equity Risk	• Short Sale Risk
• Mortgage-Related and Other Asset-Backed Risk

PIMCO Low Duration Fund	Ticker Symbols: PTLDX (Inst. Class) PLDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1–3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk	• Foreign (Non-U.S.) Investment Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class) PDFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality A to Aaa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Derivatives Risk • Equity Risk	• Mortgage-Related and Other Asset- Backed Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class) PDRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Foreign (Non-U.S.) Investment Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Intermediate Government/Credit Index, which as of June 30, 2008 was 3.81 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class) PMAXX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets Prime 2

	Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Issuer Risk
• Credit Risk	• Foreign (Non-U.S.) Investment Risk
• Market Risk	• Management Risk

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols: PTRIX (Inst. Class) PMTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related Fixed Income Instruments	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Foreign (Non-U.S.) Investment Risk
• Credit Risk	• Derivatives Risk	• Emerging Markets Risk
• Market Risk	• Equity Risk	• Leveraging Risk
• Issuer Risk	• Mortgage-Related and Other Asset-Backed Risk	• Management Risk • Short Sale Risk

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class) PMNAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax)	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 3-10 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State -Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk • Management Risk	• California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Real Return Fund	Ticker Symbols: PRRIX (Inst. Class) PARRX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Lehman Brothers U.S. TIPS Index, which as of June 30, 2008 was 7.00 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Real Return Asset Fund	Ticker Symbols: PRAIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 20% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2008 was 13.38 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Commodity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO RealEstateRealReturn Strategy Fund	Ticker Symbols:
PRRSX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Short Duration Municipal Income Fund	Ticker Symbols:
PSDIX (Inst. Class)
PSDMX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax)	Credit Quality Baa to Aaa

	Average Portfolio Duration ≤ 3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State -Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk • Management Risk	• California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Short-Term Fund	Ticker Symbols:
PTSHX (Inst. Class)
PSFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total asset below Baa
	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of this Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols:
PSCSX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2008, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $1.073 billion. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.)Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Fund	Ticker Symbols:
PSTKX (Inst. Class)
PPLAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 Index derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 derivatives should closely track changes in the value of the index. However, S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk

• Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbols:
PSLDX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark consistent with prudent investment management	Fund Focus S&P 500 Index derivatives backed by a portfolio of long-term Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the performance of the Indexes. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Lehman Brothers Long-Term Government/Credit Index, which as of June 30, 2008 was 11.13 years. The Lehman Brothers Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols:
PSPTX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500 Index	Fund Focus S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk

• Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols:
PSTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500 Index	Fund Focus Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value is generally expected to vary inversely to the value of the Index, subject to certain limitations. The Fund will generally realize gains only when the price of the Index is declining. When the Index is rising, the Fund will generally incur a loss. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund plans to purchase call options on Index futures contracts or on other similar Index derivatives, from time to time in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be short-term. However, a portion of the gains or losses from certain types of derivatives including futures contracts on broad based stock indexes in which the Fund may choose to invest will be treated as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers U.S. Aggregate Index. As of June 30, 2008, the duration of the Lehman Brothers U.S. Aggregate Index was 4.68 years. The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Total Return Fund	Ticker Symbols: PTTRX (Inst. Class) PTRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers U.S. Aggregate Index, which as of June 30, 2008 was 4.68 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may not invest in equity securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Currency Risk
• Credit Risk	• Derivatives Risk	• Leveraging Risk
• High Yield Risk	• Mortgage-Related and Other Asset- Backed Risk	• Management Risk
• Market Risk	• Foreign (Non-U.S.) Investment Risk	• Short Sale Risk
• Issuer Risk	• Emerging Markets Risk

PIMCO Total Return Fund II	Ticker Symbols: PMBIX (Inst. Class) PRADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments with quality and non-US issuer restrictions	Credit Quality Baa to Aaa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers U.S. Aggregate Index, which as of June 30, 2008 was 4.68 years. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Leveraging Risk
• Credit Risk	• Derivatives Risk	• Management Risk
• Market Risk	• Equity Risk	• Short Sale Risk
• Issuer Risk	• Mortgage-Related and Other Asset-Backed Risk

PIMCO Total Return Fund III	Ticker Symbols: PTSAX (Inst. Class) PRFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers U.S. Aggregate Index, which as of June 30, 2008 was 4.68 years. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Liquidity Risk	• Emerging Markets Risk
• Credit Risk	• Derivatives Risk	• Currency Risk
• High Yield Risk	• Equity Risk	• Leveraging Risk
• Market Risk	• Mortgage-Related and Other Asset-Backed Risk	• Management Risk
• Issuer Risk	• Foreign (Non-U.S.) Investment Risk	• Short Sale Risk

Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares

November 1, 2008

This Guide relates to the mutual funds (each, a “Fund”) that are series of Allianz Funds (the “Allianz Trust”), the Allianz Funds Multi-Strategy Trust (the “Multi-Strategy Trust”) and PIMCO Funds (the “PIMCO Trust” and, together with the Allianz Trust and the Multi-Strategy Trust, the “Trusts”). Class A, B, C and R shares of the Allianz Trust, the Multi-Strategy Trust and the PIMCO Trust are offered through separate prospectuses (each as from time to time revised or supplemented, a “Retail Prospectus”). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of Additional Information corresponding to each Retail Prospectus.

Allianz Global Investors Distributors LLC distributes the Funds’ shares. You can call Allianz Global Investors Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the Allianz Trust, Multi-Strategy Trust and PIMCO Trust family. You can also visit our Web sites at www.allianzinvestors.com and www.pimcofunds.com.

How to Buy Shares	SG-3
Alternative Purchase Arrangements	SG-11
Exchange Privilege	SG-36
How to Redeem	SG-39

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trusts’ principal underwriter, Allianz Global Investors Distributors LLC (the “Distributor”) and through other firms which have dealer agreements with the Distributor (“participating brokers”) or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), the investment adviser and administrator to the Funds that are series of the Allianz Trust, the investment manager to the Funds that are series of the Multi-Strategy Trust and a subsidiary of Allianz Global Investors of America L.P. (“Allianz”). The Distributor is also an affiliate of Pacific Investment Management Company LLC (“Pacific Investment Management Company”), the investment adviser and administrator to the Funds that are series of the PIMCO Trust, and also a subsidiary of Allianz. Allianz Global Fund Management and Pacific Investment Management Company are each referred to herein as an “Adviser.”

Purchases Through Your Financial Advisor:

You may purchase Class A, Class B or Class C shares through a financial advisor.

Purchases By Mail:

Investors who wish to invest in Class A, Class B or Class C shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC, to the Distributor at:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases By Telephone

You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds and PIMCO Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-426-0107.

Purchasing Class R Shares

Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Subsequent Purchases of Shares

Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $50. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchase by Mail.”

Unavailable or Restricted Funds

Certain Funds and/or share classes are not currently offered to the public as of the date of this Guide. Please see the applicable Prospectuses for details. This Guide will be revised or supplemented when and if these restrictions change.

On Purchasing Shares

Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the “asset based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Adviser or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the relevant transfer agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Minimum Purchase Amounts

Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Tax-Qualified Specified Benefit and Other Plans

The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

In this Guide, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below.

Note for Plan Investors. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Allianz Funds and PIMCO Funds Auto-Invest

The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds and PIMCO Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments

Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Uniform Gifts to Minors Act Investments

For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund.

Allianz Funds and PIMCO Funds Auto-Exchange

The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

Allianz Funds and PIMCO Funds Fund Link

Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

Regular Mail:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

Overnight Mail:

Allianz Global Investors Distributors LLC

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the applicable Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Allianz Trust, Multi-Strategy Trust and PIMCO Trust exceeds $50,000.

Transfer on Death Registration

The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments and Account Size

The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$50 per Fund/per participant	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$50 per Fund/per participant	$1,000
SIMPLE IRA*	$50 per Fund/per participant	$50 per Fund/per participant	$50
SAR-SEP IRA*	$50 per Fund/per participant	$50 per Fund/per participant	$50
403(b)(7) custodial account plan established on or before March 31, 2004.	$50 per Fund/per participant	$50 per Fund/per participant	$50
403(b)(7) custodial account plan established after March 31, 2004.	$1,000 per Fund/per participant	$50 per Fund/per participant	$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004.	$50 per Fund	$50 per Fund	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004.	$1,000 per Fund	$50 per Fund	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the applicable Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through separate prospectuses, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-426-0107 (for Class D shares).

The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries who sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 will convert into Class A shares after the shares have been held for five years. Class B shares of series of the PIMCO Trust purchased on or before December 31, 2001 and Class B shares of series of the Allianz Funds and PIMCO Funds not listed above purchased after September 30, 2004 convert into Class A shares after the shares have been held for seven years. Class B shares of series of the Allianz Funds and PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.

Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS® Funds may only be (i) acquired through the exchange of Class B shares of other Funds; or (ii) purchased by persons who held Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS® Funds at the close of business on September 30, 2004. If you redeem all Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS® Funds in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of these Funds through exchange). The Funds may waive this restriction for certain specified benefit plans that were invested in Class B shares of the Low Duration, Money

Market, Municipal Bond, Real Return, Short-Term or StocksPLUS® Funds at the close of business on September 30, 2004.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, NACM Emerging Markets Opportunities, NACM Global, NACM Global Equity 130/30, NACM International, NACM Pacific Rim, NFJ International Value, RCM All Horizons, RCM Global EcoTrendsSM , RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM International Growth Equity, RCM International Opportunities, RCM Technology and RCM Wellness Funds) and are subject to only a 1% CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset Based Sales Charge Alternative—Class C Shares” below.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan intending to invest retirement plan assets held through omnibus accounts, which does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds). If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares or (ii) for one fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or Pacific Investment Management Company;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor;

(xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); or

(xvi) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account which (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•

A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•

A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative—Class A Shares

Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under “Class A Deferred Sales Charge,” certain investors that purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Initial Sales Charge — Class A Shares

CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, RealRetirement 2010, RealRetirement 2020, RealRetirement 2030, RealRetirement 2040, RealRetirement 2050, Allianz Global Investors Multi-Style, Allianz Global Investors Value, CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NACM Emerging Markets Opportunities, NACM Global, NACM Global Equity 130/30, NACM Growth, NACM Income & Growth, NACM International, NACM Mid-Cap Growth, NACM Pacific Rim, NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Target, RCM All Horizons, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM International Growth Equity, RCM International Opportunities, RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth, RCM Technology and RCM Wellness Funds.

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	5.82%	5.50%	4.75%
$50,000 - $99,999	4.71%	4.50%	4.00%
$100,000 - 249,999	3.63%	3.50%	3.00%
$250,000 - $499,999	2.56%	2.50%	2.00%
$500,000 - $999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%(1)	0.00%(1)	0.00%(2)

All Asset, All Asset All Authority, Diversified Income, Developing Local Markets, Emerging Local Bond, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Fundamental Advantage Tax Efficient Strategy, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ TR, Global Bond (U.S. Dollar-Hedged), Global Multi-Asset, GNMA, High Yield, Income, International StocksPLUS® TR Strategy (Unhedged), Investment Grade Corporate Bond, Long-Term U.S. Government, Mortgage-Backed Securities, Small Cap StocksPLUS® TR, StocksPLUS® Total Return, StocksPLUS® TR Short Strategy, Total Return and Unconstrained Bond Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.90%	3.75%	3.25%
$100,000 - $249,999	3.36%	3.25%	2.75%
$250,000 - $499,999	2.30%	2.25%	2.00%
$500,000 - $999,999	1.78%	1.75%	1.50%
$1,000,000+	0.00%(1)	0.00%(1)	0.00%(3)

California Intermediate Municipal Bond, Municipal Bond, New York Municipal Bond, Real Return and StocksPLUS® Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.09%	3.00%	2.50%
$100,000 - $249,999	2.04%	2.00%	1.75%
$250,000 - $499,999	1.52%	1.50%	1.25%
$500,000 - $999,999	1.27%	1.25%	1.00%
$1,000,000+	0.00%(1)	0.00%(1)	0.00%(3)

California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	2.30%	2.25%	2.00%
$100,000 - $249,999	1.27%	1.25%	1.00%
$250,000+	0.00%(1)	0.00%(1)	0.00%(4)

High Yield Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	4.71%	4.50%	4.00%
$100,000 - $249,999	3.36%	3.25%	3.00%
$250,000 - $499,999	2.83%	2.75%	2.50%
$500,000 - $999,999	2.04%	2.00%	1.75%
$1,000,000+	0.00%(1)	0.00%(1)	0.75%(2)

**	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

1.	As shown, investors that purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (other than those purchasers described below under “Sales at Net Asset Value” where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the California Short Duration Municipal Income, Floating Income, Short Duration Municipal Income and Short-Term Funds and 0.75% in the case of the Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.

2.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from

$2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans.

3.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the Money Market Fund (for which no payment is made), in each case according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans.

4.	(A) The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor’s practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the California Short Duration Municipal Income, Floating Income, Short Duration Municipal Income and Short-Term Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding, as described below under “Participating Brokers.” These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).

A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund (other than the Money Market Fund) that offers Class A shares.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer

*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

If a shareholder owned Class A shares of the OCC Equity Premium Strategy Fund with a current net asset value of $10,000, Class B shares of the RCM Technology Fund with a current net asset value of $5,000 and Class C shares of the OCC Target Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the OCC Growth Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the OCC Growth Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the Money Market Fund). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration Fund, Short Term Fund, and Short Duration Municipal Income Fund, for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds (which does not include the Money Market Fund) under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the OCC Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the All Asset, All Asset All Authority, California Intermediate Municipal Bond, California Short Duration Municipal Income, Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, Floating Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Fundamental Advantage Tax Efficient Strategy, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUSTM TR, Global Bond (U.S. Dollar-Hedged), Global Multi-Asset, GNMA, High Yield, High Yield Municipal Bond, Income, International StocksPLUS® TR Strategy (Unhedged), Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Mortgage-Backed Securities, Municipal Bond, New York Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term, Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Total Return, StocksPLUS® TR Short Strategy, Total Return and Unconstrained Bond Funds).

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Net Asset Value is Determined” in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of any of the Trusts, Allianz, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the transfer agents will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the California Short Duration Municipal Income, Floating Income, Low Duration, Money Market, Short Duration Municipal Income and Short-Term Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds described above under “Initial Sales Charge—Class A Shares” will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the California Short Duration Municipal Income, Floating Income, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares which will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC does not apply to Class A shares of the Money Market Fund. However, if Class A shares of this Fund are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($249,999 or more in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.10% for the Money Market Fund) of the net asset value of such shares.

Deferred Sales Charge Alternative—Class B Shares

Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased After December 31, 2001. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. The method of calculating the CDSC is different from that described above for purchases of shares on or before December 31, 2001, as described below under “Calculation of CDSC on Shares Purchased On or Before December 31, 2001.

Class B shares of the Low Duration, Money Market and Short-Term Funds are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See “Exchange Privilege” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. Class B shares of the All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased prior to October 1, 2004 and all other series of PIMCO Trust (except the Money Market Fund) and each series of the Allianz Trust and the Multi-Strategy Trust purchased at any time are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares of the series of the PIMCO Trust purchased on or before December 31, 2001 and Class B shares of series of the Allianz Funds and PIMCO Funds not listed above purchased after September 30, 2004 convert into Class A shares as described below. Class B shares of the series of the Allianz Funds and PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the eighth year.

Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0*

*

After the fifth year, Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 will convert into Class A shares.

The following example illustrates the operation of the CDSC on Class B shares purchased after December 31, 2001:

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of the All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 automatically convert into Class A shares after they have been held for five years (seven years for Class B shares purchased on or before December 31, 2001 and eight years for Class B shares purchased after December 31, 2001 but before September 30, 2004). Class B shares of each series of the Allianz Trust and the PIMCO Trust not listed above automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds (except in the case of the All Asset Fund, Diversified Income Fund, Emerging Markets Bond Fund, Foreign Bond (U.S. Dollar-Hedged) Fund, Global Bond (U.S. Dollar-Hedged) Fund, GNMA Fund, High Yield Fund, Long-Term U.S. Government Fund, Mortgage-Backed Securities Fund, StocksPLUS® Total Return Fund and Total Return Funds, for which such payments will be at the rate of 3.00% of the purchase amount). For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased before December 31, 2001 differs from that described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. It is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

The manner of calculating the CDSC on Class B shares purchased after December 31, 2001 differs and is described above.

The following example illustrates the operation of the CDSC on Class B shares purchased on or before December 31, 2001:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Allianz Trust received in an exchange for Class B shares of the PIMCO Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset Based Sales Charge Alternative—Class C Shares

Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1
Thereafter	0

*

Shares of the CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, NACM Emerging Markets Opportunities, NACM Global, NACM Global 130/30, NACM International, NACM Pacific Rim, NFJ International Value, RCM All Horizons, RCM Global EcoTrendsSM, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM International Growth Equity, RCM International Opportunities, RCM Technology and RCM Wellness Funds are subject to the Class C CDSC for the first eighteen months after purchase.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds, except the Floating Income, Low Duration, Money Market, Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS® Funds. For the Low Duration, Municipal Bond, Real Return and StocksPLUS® Funds, the Distributor expects to make payments of 0.75% (representing 0.50% distribution fees and 0.25% service fees); for the Floating Income, Short-Duration Municipal Income and Short-Term Funds, the Distributor expects to make payments of 0.55% (representing 0.30% distribution fees and 0.25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

Fund	Annual Service Fee*	Annual Distribution Fee*	Total
Low Duration, Real Return, Municipal Bond and StocksPLUS® Funds	0.25%	0.45%	0.70%
Floating Income, Short- Term and Short Duration Municipal Income Funds	0.25%	0.25%	0.50%
Money Market Fund	0.10%	0.00%	0.10%

CommodityRealReturn Strategy, Developing Local Markets, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar- Hedged, RealEstateRealReturn Strategy, NACM Global, NACM Global Equity 130/30, NACM Pacific Rim, RCM All Horizons, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM International Growth Equity, RCM International Opportunities, RCM Technology and RCM Wellness Funds	0.25%	0.75%	1.00%
All other Funds	0.25%	0.65%	0.90%

        * Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares

Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes

Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Distributor, the Funds’ administrators and their affiliates (and, in the case of series of the Multi-Strategy Trust, the Funds themselves) make payments to selected financial intermediaries (such as brokers or third-party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, an administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, an administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trusts’ transfer agents for providing similar services to other accounts. The Distributor and the Funds’ administrators do not audit the financial intermediaries to determine whether such intermediary is providing the services for which they are receiving such payments.

In addition, the Distributor, the Funds’ administrators and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial intermediaries as compensation for the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial intermediaries’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of any of the Trusts, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Distributor, the Funds’ administrators and their affiliates.

The additional payments described above are made from the Distributor’s or administrator’s (or their affiliates’) own assets pursuant to agreements with financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial intermediaries selected by the Distributor, the administrators or their affiliates, generally to the financial intermediaries that have sold significant amounts of shares of the Funds. The level of payments made to a financial intermediary in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial intermediary and (b) 0.06% of the assets attributable to that financial intermediary invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, the administrators and their affiliates make payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor, the administrators and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial intermediaries.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Wholesale representatives of the Distributor, the administrators and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial intermediaries that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Advisers and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

This Guide and the Retail Prospectuses should be read in connection with financial intermediaries’ material regarding their fees and services.

The sales charges and payments discussed in this Guide are subject to change by means of a new or supplemented Prospectus or Shareholders’ Guide. Unless otherwise noted, a change to a sales charge will not apply to shares purchased prior to the effective date of the change.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” under the section “How to Redeem” below), except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms which are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares which would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” above.

Abusive Trading Practices

The Trusts encourage shareholders to invest in the Funds as part of a long-term investment strategy and discourage excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trusts will not always be able to detect market timing or other abusive trading activity, investors should not assume that each Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trusts’ Boards of Trustees have adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trusts seek to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trusts impose redemption fees on shares of certain Funds redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trusts seek to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities.

Third, the Trusts seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trusts and the Advisers each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trusts or of the Advisers, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trusts and their service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trusts and their service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trusts will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds. Although the Trusts and their service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

How to Redeem

Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and

PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC and the Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC or Redemption Fee (see the subsection “Redemption Fees” below), a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through their broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption

A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the applicable Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions

If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Allianz Funds and PIMCO Funds Automated Telephone System

Allianz Funds and PIMCO Funds Automated Telephone System (“ATS”) is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling 1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder’s bank account with the Fund to pay for these purchases.

Exchanging Shares. With the Allianz Funds and PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder’s Fund Link

Account to another Allianz Funds or PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to “Exchange Privilege” for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details.

Plan participants must process their transactions through their plan administrator, and may not use ATS.

Expedited Wire Transfer Redemptions

If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC or Redemption Fee). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares

To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee.” Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.

Redemption Fees

As set forth in the relevant Prospectuses, investors in Class A, Class B, Class C and Class R shares of the Funds listed below are subject to a redemption fee, equal to 2.00% of the net asset value of the shares redeemed or exchanged (based upon the total redemption proceeds after any applicable deferred sales charges), on redemptions and exchanges made by the investor within a certain number of days after the shares’ acquisition (whether by purchase or exchange) (the “Redemption Fee”).

The following table indicates the applicable holding period for each Fund, if any. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee. A new holding period begins on the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)).

Fund	Holding Period
All Asset, All Asset All Authority, Floating Income, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUSTM TR, Global Multi-Asset, Income, Investment Grade Corporate Bond, StocksPLUS®, StocksPLUS® Total Return, StocksPLUS® TR Short Strategy, Allianz Global Investors Multi-Style, Allianz Global Investors Value, CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NACM Growth, NACM Income & Growth, NACM Mid-Cap Growth, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Target, RCM Disciplined Equity, RCM Large-Cap Growth, RCM Mid-cap Growth and RCM Strategic Growth Funds	7 days

CommodityRealReturn Strategy, Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, Fundamental Advantage Tax Efficient Strategy, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), High Yield, High Yield Municipal Bond, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar Hedged), Long-Term U.S. Government, RealEstateRealReturn Strategy, Small Cap StocksPLUS® TR, Unconstained Bond, NACM Emerging Markets Opportunities, NACM Global, NACM Global Equity 130/30, NACM International, NACM Pacific Rim, NFJ International Value, RCM All Horizons, RCM Global EcoTrendsSM, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM International Growth Equity, RCM International Opportunities, RCM Technology and RCM Wellness,Funds	30 days

Redemption Fees are not currently imposed on redemptions and exchanges of the California Intermediate Municipal Bond, California Short Duration Municipal Income, GNMA, Low Duration, Money Market, Mortgage-Backed Securities, Municipal Bond, New York

Municipal Bond, Real Return, RealRetirement 2010, RealRetirement 2020, RealRetirement 2030, RealRetirement 2040, RealRetirement 2050, Short Duration Municipal Income, Short-Term and Total Return Funds.

When calculating the Redemption Fee, shares that are not subject to a Redemption Fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7-day time period, or 30-day period where applicable, begins with the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two Redemption Fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Advisers, a Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Waivers of Redemption Fees. The Funds have elected not to impose the Redemption Fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

•	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

•

redemptions or exchanges by “Lifestyle Funds” (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;

•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

•	redemptions and exchanges effected by other mutual funds that are sponsored by an Adviser or its affiliates; and

•	otherwise as an Adviser or the Trusts may determine in their sole discretion.

Additionally, no Redemption Fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption are immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption Fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; 5) redemptions made in connection with a participant’s termination of employment; and 6) redemptions or exchanges where the application of a Redemption Fee would cause a Fund, or an asset allocation program of which a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income

Security Act of 1974, as amended, and the rules and regulations thereunder. Except as described in the next paragraph, Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant takes shares of Fund A that were purchased with new contributions and exchanges them into Fund B, a Redemption Fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to Redemption Fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing Redemption Fees, as discussed above).

In addition to the waivers described in the preceding paragraph for particular types of transactions in participant-directed retirement plans, the Allianz Trust and Multi-Strategy Trust will not apply Redemption Fees to any transactions in a retirement plan, provided that AGID has determined the plan to be eligible for a blanket waiver based on AGID’s assessment of the controls the plan and/or its sponsor, recordkeeper or financial intermediary has in place to identify and deter excessive short-term trading of Fund shares by participants in the plan.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trusts may eliminate or modify the waivers enumerated above at any time, in their sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redemptions In Kind

Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

1-800-426-0107

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Vote is important!

And now you can Vote on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Voting Instruction Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	ALLIANZ FUNDS	PROXY
Allianz Global Investors Value Fund (“AGI Value Fund”) NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 6, 2009

The undersigned hereby appoints William V. Healey, Thomas J. Fuccillo, and Richard Kirk, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AGI Value Fund, on January 6, 2009 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET: https://www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s)(if held jointly):

Signature

Signature

Date	19441_AGI102808_A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” APPROVAL OF THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote “FOR” the proposal. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the AGI Value Fund to the NFJ Large-Cap Value Fund (the “Large-Cap Value Fund”), in exchange for shares of the Large-Cap Value Fund, and the assumption by the Large-Cap Value Fund of all of the liabilities of the AGI Value Fund, and the distribution of such shares to the shareholders of the AGI Value Fund in complete liquidation of the AGI Value Fund, all as described in more detail in the attached Prospectus/Information/Proxy Statement. Both funds are series of Allianz Funds (the “Trust”).

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

19441_AGI102808_A